                                                                   No. 333-59093
                                                                       811-08879


     As filed with the Securities and Exchange Commission on April 29, 2004


                                    Form N-1A


                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        PRE-EFFECTIVE AMENDMENT NO. [__]


                         POST-EFFECTIVE AMENDMENT NO. 12


                                       and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 13


                           SUN CAPITAL ADVISERS TRUST
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481
        -----------------------------------------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (781) 237-6030
       ------------------------------------------------------------------
                               James M.A. Anderson
                           Sun Capital Advisers Trust
                           One Sun Life Executive Park
                      Wellesley Hills, Massachusetts 02481
                     ---------------------------------------
                     (Name and address of agent for service)

  Approximate date of Proposed Public Offering: As soon as possible after this
                          Amendment becomes effective.

                          Copies of communications to:
                           Christopher P. Harvey, Esq.
                                Hale and Dorr LLP
                                 60 State Street
                                Boston, MA 02109

It is proposed that this filing will become effective (check appropriate box):

     [_]  immediately upon filing pursuant to paragraph (b)

     [X]  on April 30, 2004 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)

     [_]  on [date] pursuant to paragraph (a)(1)
     [_]  75 days after filing pursuant to paragraph (a)(2)

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                         SUN CAPITAL ADVISERS TRUST(R)

                           Prospectus April 30, 2004


--------------------------------------------------------------------------------


[LOGO] Sun Life Financial/R/

                                                    Sun Capital(R) All Cap Fund
                                      Sun Capital Investment Grade Bond Fund(R)
                                               Sun Capital Money Market Fund(R)
                                                Sun Capital Real Estate Fund(R)
                                                       SC/SM/ Alger Growth Fund
                                              SC/SM/ Alger Income & Growth Fund
                                         SC/SM/ Alger Small Capitalization Fund
                                                    SC/SM/ Davis Financial Fund
                                                SC/SM/ Davis Venture Value Fund
                                    SC/SM/ Neuberger Berman Mid Cap Growth Fund
                                     SC/SM/ Neuberger Berman Mid Cap Value Fund
                                                       SC/SM/ Value Equity Fund
                                                      SC/SM/ Value Managed Fund
                                                      SC/SM/ Value Mid Cap Fund
                                                    SC/SM/ Value Small Cap Fund
                                                  SC/SM/ Blue Chip Mid Cap Fund
                                               SC/SM/ Investors Foundation Fund
                                                      SC/SM/ Select Equity Fund


                                                           Initial Class Shares


                    The Securities and Exchange Commission has not approved any fund's shares as an investment or determined whether this
                       prospectus is accurate or complete. Anyone who tells you
                                               otherwise is committing a crime.


                               To obtain a free copy of the funds' Statement of
                      Additional Information, dated April 30, 2004, or the most
                       recent copy of the Annual Report to Shareholders, please
                                            contact your agent or the funds at:


                                                     Sun Capital Advisers Trust
                                                    One Sun Life Executive Park
                                                      Wellesley Hills, MA 02481
                                                 Telephone 1-800-432-1102 x1780

Sun Capital Advisers, Inc.(R), a member of the Sun Life Financial group of companies, serves as investment adviser to the Sun Capital Advisers Trust.

TABLE OF CONTENTS



             OVERVIEW OF FUNDS................................ -ii-

             THE FUNDS' GOALS, STRATEGIES AND RISKS...........    1
                  Sun Capital All Cap Fund....................    1
                  Sun Capital Investment Grade Bond Fund......    3
                  Sun Capital Money Market Fund...............    5
                  Sun Capital Real Estate Fund................    7
                  SC Alger Growth Fund........................    9
                  SC Alger Income & Growth Fund...............   11
                  SC Alger Small Capitalization Fund..........   13
                  SC Davis Financial Fund.....................   15
                  SC Davis Venture Value Fund.................   17
                  SC Neuberger Berman Mid Cap Growth Fund.....   19
                  SC Neuberger Berman Mid Cap Value Fund......   21
                  SC Value Equity Fund........................   23
                  SC Value Managed Fund.......................   25
                  SC Value Mid Cap Fund.......................   27
                  SC Value Small Cap Fund.....................   29
                  SC Blue Chip Mid Cap Fund...................   31
                  SC Investors Foundation Fund................   33
                  SC Select Equity Fund.......................   35

             EXPENSE SUMMARY..................................   37

             MORE ABOUT THE FUNDS' INVESTMENTS................   39

             THE INVESTMENT ADVISER AND SUBADVISERS...........   43
                  About the Adviser...........................   43
                  About Davis Advisors........................   45
                  About Fred Alger Management, Inc............   45
                  About Neuberger Berman Management Inc.......   45
                  About OpCap Advisors........................   45
                  About Wellington Management Company, LLP....   46
                  About the Portfolio Managers................   46

             PURCHASE AND REDEMPTION INFORMATION..............   49
                  Buying and Redeeming Initial Class Shares...   49
                  Excessive and Short-term Trading............   49
                  Automatic Transactions......................   49
                  Valuation of Shares.........................   49
                  Dividends and Distributions.................   50
                  Taxes.......................................   50

             FUND DETAILS.....................................   50

             FINANCIAL HIGHLIGHTS.............................   51
             APPENDIX A.......................................  A-1


Although Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

OVERVIEW OF FUNDS



ADVISER           All of the funds are managed by Sun Capital Advisers, Inc.
                  The adviser is an indirect, wholly-owned subsidiary of Sun Life Financial Inc., a diversified financial services organization with total assets under management at December 31, 2003 of $278.1 billion.


FUNDS Shares of the funds are available exclusively for variable annuity and variable life insurance products. Variable annuity and variable life contract owners should also review the separate account prospectus prepared by the insurance company for their contracts.

Sun Capital All Cap Fund               SC Neuberger Berman Mid Cap Growth Fund
Sun Capital Investment Grade Bond Fund SC Neuberger Berman Mid Cap Value Fund
Sun Capital Money Market Fund          SC Value Equity Fund
Sun Capital Real Estate Fund           SC Value Managed Fund
SC Alger Growth Fund                   SC Value Mid Cap Fund
SC Alger Income & Growth Fund          SC Value Small Cap Fund
SC Alger Small Capitalization Fund     SC Blue Chip Mid Cap Fund
SC Davis Financial Fund                SC Investors Foundation Fund
SC Davis Venture Value Fund            SC Select Equity Fund

YOU SHOULD KNOW   An investment in the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
                  Corporation or any other government agency.

                  Sun Capital Advisers Trust's trustees may change a fund's investment goal without shareholder approval.


                  This prospectus relates only to the Initial Class shares of Sun Capital Advisers Trust, which are offered through the variable annuity and variable life insurance products for which Initial Class shares of the funds serve as investment options. The Service Class shares of the funds are offered by means of a separate prospectus.

THE FUNDS' GOALS, STRATEGIES AND RISKS
All Cap Fund


 Adviser
 Sun Capital Advisers, Inc.


INVESTMENT GOAL

Long-term capital growth.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in equity securities of U.S. companies.

Under normal conditions, the fund invests at least 80% of its net assets in equity securities. The fund may invest without limit in securities of U.S. companies and of foreign companies that are listed or traded in the U.S., but does not invest more than 10% of its assets in other foreign securities. These U.S. and foreign companies in which the fund invests may be of any size.

How Investments Are Selected

The adviser uses a bottom-up, fundamental analysis approach to evaluate investments for the fund. The adviser's research includes analysis of a company's business model, management, industry position and financial statements.

The adviser selects securities of companies which it believes are undervalued relative to their earnings growth prospects.

The adviser seeks to invest in stocks of companies with:

..  strong fundamentals
..  dominant product and market share
..  substantial and growing cash flow
..  seasoned management
..  greater intrinsic value than current market price, relative to industry peers

The adviser will consider selling a stock when:

.. it reaches a predetermined target price, .. other opportunities appear more attractive, or .. it determines the stock is overvalued based on the fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
.. The market undervalues the stocks held by the fund for longer than expected. .. The stocks purchased by the fund turn out not to be undervalued.
.. An adverse event depresses the value of a particular stock or industry in which the fund invests.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  are seeking to participate in the long-term growth potential of a portfolio of diversified stocks
..  are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
..  are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

..  are uncomfortable with the risks of the stock market
..  seek stability of principal

..  are investing for the short term

THE FUNDS' GOALS, STRATEGIES AND RISKS
All Cap Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 Year-by-year total returns for Initial Class shares

              [CHART]


                2003
              -------
               52.89%
 Calendar years ended December 31


 This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on May 1, 2002.



 Fund's best and worst calendar quarters for Initial Class shares


                                        Quarter/Year
                       --------
                        Highest 37.36%  2nd Quarter 2003

                        Lowest  (7.69)% 1st Quarter 2003

 ----------------------------------





Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          52.89% 9.03%

                        S&P 500 Index 28.68% 3.81%

--------------------------------------------------------------------------------
* Inception means 5/1/02 for the All Cap Fund and the S&P 500 Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.


The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Investment Grade Bond Fund


 Adviser
 Sun Capital Advisers, Inc.


INVESTMENT GOAL

High current income consistent with relative stability of principal.

KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in investment grade bonds, including those issued by:

.. U.S. and foreign companies, including companies in emerging market countries .. the U.S. government and its agencies and instrumentalities, including those that issue mortgage-backed securities
..  foreign governments, including those of emerging market countries
..  multinational organizations such as the World Bank

Credit quality

The fund invests at least 80% of its net assets in investment grade fixed income securities. The fund may invest up to 20% of its assets in high yield or junk bonds rated at least B by one rating agency or unrated bonds of equivalent quality.

Duration target

The portfolio's average dollar-weighted duration is generally within (+) or (-) one year of the effective duration of the Lehman Aggregate Bond Index. (Duration is a measure of interest rate sensitivity.) There is no limit on the maturity or duration of individual securities.

How investments are selected

The adviser selects investments for the fund's portfolio by:

..  Analyzing the credit quality, yield, and investment risk of individual securities in order to estimate their relative value and attractiveness.
.. Identifying sectors and maturity ranges that appear to be temporarily underpriced and, therefore, offer favorable yields given their interest rate sensitivity and other risks.
.. Considering whether a particular investment is consistent with the fund's targets for portfolio duration, maturity distribution and issuer and sector diversification.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  Interest rates go up, which will make bond prices go down and reduce the value of the fund's bond portfolio accordingly.
.. The issuer of a security owned by the fund defaults on its payment obligations or has its credit rating downgraded by a rating agency. The risk is higher for high yield bonds.
.. The issuer of a security exercises its right, when interest rates are falling, to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
.. The issuer of a security exercises its right, when interest rates are rising, to extend the time for paying principal, which will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.
.. Prices of the fund's foreign securities go down because of foreign government actions, political instability, or the more limited availability of accurate information about foreign issuers. These risks are accentuated for issuers in emerging market countries.
.. The adviser's judgments about the relative values of securities selected for the fund's portfolio prove to be wrong.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Investment Grade Bond Fund (continued)

 WHO MAY WANT TO INVEST

 The fund may be appropriate for investors who:

 . want higher potential returns than a money market fund and are willing to accept more risk of price volatility
 .  are seeking to diversify their investment portfolios

 The fund may not be appropriate for investors who:

 . are investing for maximum long-term growth or the highest possible income . want absolute stability of principal

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 Year-by-year total returns for Initial Class shares


                                     [CHART]

  1999      2000      2001      2002       2003
 -------  --------  --------  --------   --------
 (0.56)%    9.86%    7.21%     5.23%      9.63%

 Calendar years ended December 31


The bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on December 7, 1998.


 Fund's best and worst calendar quarters for Initial Class shares

                                        Quarter/Year
                       --------
                        Highest  4.71%  2nd Quarter 2003

                        Lowest  (0.89)% 2nd Quarter 1999
                       --------




Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                          One   Five  Since
                                          Year  Years inception*
                -------------------------
                Fund                      9.63% 6.20% 6.12%
                Lehman Brothers Aggregate
                Bond Index                4.10% 6.62% 6.54%

--------------------------------------------------------------------------------

* Inception means 12/7/98 for the Investment Grade Bond Fund and the Lehman Brothers Aggregate Bond Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Lehman Brothers Aggregate Bond Index. The table assumes that you reinvest all of your dividends and distributions.



The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset Backed and Commercial Mortgage-Backed securities indices. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Money Market Fund

 Adviser
 Sun Capital Advisers, Inc.


INVESTMENT GOALS

Maximizing current income, consistent with maintaining liquidity and preserving capital.

KEY INVESTMENTS AND STRATEGIES

The fund invests exclusively in high quality U.S. dollar-denominated money market securities, including those issued by:

..  U.S. and foreign banks
..  corporate issuers
..  the U.S. government and its agencies and instrumentalities
..  foreign governments
..  multinational organizations such as the World Bank

The fund may invest in all types of money market securities, including commercial paper, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, and other short-term debt securities.

Minimum credit quality

Ratings in a rating agency's two highest short-term rating categories or equivalent quality for unrated securities.

Maximum maturity

Average dollar weighted portfolio maturity of 90 days or less. Maturity of 397 days or less for individual securities.

How investments are selected

The adviser selects for the fund's portfolio those securities that appear to offer the best relative value based on an analysis of their credit quality, interest rate sensitivity, yields, and prices. To take advantage of changing yield differentials, the fund may overweight securities in particular sectors of the short-term debt market while maintaining overall issuer and sector diversification.
PRINCIPAL RISKS OF INVESTING IN THE FUND

The fund might not be able to maintain a $1 share price, investors could lose money and the fund could underperform other money market funds if any of these events occurs:

.. The issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent, or has its credit rating downgraded by a rating agency.
..  There is a sudden or sharp increase in interest rates.
..  The adviser's judgments about the relative values of securities selected for the fund's portfolio prove to be wrong.
.. The value of the fund's U.S. dollar-denominated foreign securities goes down because of foreign government actions, political instability or the more limited availability of accurate information about foreign issuers.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  seek liquidity and stability of principal
..  want a conservative temporary investment

The fund may not be appropriate for investors who:

.. need the added security of federal deposit insurance offered by bank deposits .. are investing for long-term growth
.. are looking for a rate of return that consistently exceeds the rate of inflation

THE FUNDS' GOALS, STRATEGIES AND RISKS
Money Market Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.




 Year-by-year total returns for Initial Class shares

                                     [CHART]

    1999    2000    2001    2002    2003
   ------  ------  ------  ------  ------
   4.63%   5.90%   3.59%   1.12%    0.55%


 This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on December 7, 1998.



 Fund's best and worst calendar quarters for Initial Class shares


                                       Quarter/Year
                        --------
                         Highest 1.52% 3rd Quarter 2000

                         Lowest  0.10% 4th Quarter 2003

 ----------------------------------





Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                    One   Five  Since
                                    Year  Years inception*
                      -------------
                      Fund          0.55% 3.14% 3.16%

                      Merrill Lynch
                      3-month U.S.
                      T-Bill Index  1.15% 3.66% 3.67%

--------------------------------------------------------------------------------
* Inception means 12/7/98 for the Money Market Fund and the Merrill Lynch 3-month U.S. T-Bill Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Merrill Lynch 3-month U.S. T-Bill Index. The table assumes that you reinvest all of your dividends and distributions.


The Merrill Lynch 3-month U.S. T-Bill Index is a measure of the performance of the 3-month U.S. Treasury bill. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Real Estate Fund


 Adviser
 Sun Capital Advisers, Inc.


INVESTMENT GOALS

Primary: Long term capital growth. Secondary: Current income and growth of income.


KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in securities of real estate investment trusts ("REITs") and other U.S. and foreign real estate companies. The fund generally focuses its investments in equity REITs, which invest most of their assets directly in U.S. or foreign real property, receive most of their income from rents, and may also realize gains by selling appreciated property.

How investments are selected

The adviser allocates the fund's investments across various geographic areas, REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing, and special use facilities. The adviser selects securities for the fund's portfolio by analyzing the fundamental and relative values of potential REIT investments based on several factors, including:

.. The ability of a REIT to grow its funds from operations internally through increased occupancy and higher rents and externally through acquisitions and development.
.. The quality of a REIT's management, including its ability to buy properties at reasonable prices and to add value by creative and innovative property and business management.
..  A REIT's cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio and market price.
.. Current or anticipated economic and market conditions, interest rate changes, and regulatory developments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

.. The U.S. or a foreign or local real estate market declines due to economic conditions, supply/demand imbalances (e.g., overbuilding and high vacancy rates), reduced or regulated rents, or other causes.
.. Interest rates go up. This can affect the availability or cost of financing for property acquisitions and reduce the value of a REIT's fixed income investments.
.. The values of properties owned by a REIT are hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters, or increased operating expenses.
..  A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed.
..  The market for REITs goes down or is less favored than other stock market sectors or types of investments.
.. The adviser's judgments about the relative values of REIT securities selected for the fund's portfolio prove to be wrong.

Many REITs are small capitalization companies that may experience more price volatility, be less liquid, and have more limited financial resources than large capitalization companies.

Diversification and industry concentration

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Also, the fund concentrates (invests 25% or more of its assets) in the real estate group of industries. Being non-diversified and concentrated may magnify the fund's losses from adverse events affecting a particular issuer or the real estate group of industries.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Real Estate Fund (continued)


 WHO MAY WANT TO INVEST

 The fund may be appropriate for investors who:

 .  are pursuing a long-term goal such as investing for retirement
 . want to allocate part of their investment portfolio to real estate investments
 .  are seeking higher long-term returns
 . can accept the risk of volatility in the stock and real estate markets The fund may not be appropriate for investors who:

 .  are pursuing a short-term investment goal
 .  seek stability of principal
 . are uncomfortable with the risk of price volatility in the stock and real estate markets

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 Year-by-year total returns for Initial Class shares


                                     [CHART]



   1999        2000        2001         2002       2003
 -------      ------      ------       -----      ------
 (3.98)%      31.30%      12.58%       4.04%      35.95%


 Calendar years ended December 31


 This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on December 7, 1998.



 Fund's best and worst calendar quarters for Initial Class shares


                                          Quarter/Year
                       --------
                        Highest  12.03% 2nd Quarter 2000

                        Lowest  (8.16)% 3rd Quarter 1999

 ----------------------------------




Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                         One    Five   Since
                                         Year   Years  inception*
               -------------------------
               Fund                      35.95% 14.95% 14.58%

               Morgan Stanley REIT Index 36.74% 14.12% 13.49%

--------------------------------------------------------------------------------
* Inception means 12/7/98 for the Real Estate Fund and the Morgan Stanley REIT Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Morgan Stanley REIT Index. The table assumes that you reinvest all of your dividends and distributions.



The Morgan Stanley REIT Index is a total-return index comprising the most actively traded REITs and is designed to be a measure of real estate equity performance. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Alger Growth Fund

 Adviser
 Sun Capital
 Advisers, Inc.

 Subadviser
 Fred Alger
 Management, Inc.


INVESTMENT GOAL

Long-term capital appreciation.


KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in equity securities of U.S. large capitalization companies. The fund considers a large capitalization company to be one that, at the time of purchase, has a market capitalization of $1 billion or greater.

Under normal conditions, the fund invests at least 65% of its net assets in equity securities. The fund may invest without limit in securities of companies, including American Depositary Receipts and U.S. dollar denominated securities, of foreign issuers that are listed or traded in the U.S., but does not invest more than 20% of its assets in other foreign securities.

Under normal conditions, the fund may hold up to 15% of its net assets in cash and cash equivalents to take advantage of new opportunities for investment.

How Investments Are Selected

Fred Alger Management, Inc. ("Alger Management"), the fund's investment subadviser, employs an active investment strategy that focuses primarily on individual stock selection. Alger Management seeks growing companies that generally have broad product lines, markets, financial resources, and depth of management. Alger Management seeks to invest in companies that fall into one of two categories:

Companies with high unit volume growth

These companies are vital, creative companies (both established and emerging) which:

.. offer goods or services to a rapidly expanding marketplace, .. offer new or improved products, or .. fulfill an increased demand for an existing line.

Companies with a positive life cycle change

These companies are undergoing a major change which Alger Management expects will produce advantageous results. These changes may include new management, products or technologies, restructuring or reorganization, or merger or acquisition.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  A stock does not grow as fast as the rate of inflation.

.. The markets strongly favor value stocks over growth stocks or small to mid-capitalization companies over large capitalization companies.

.. An adverse event depresses the value of a particular stock or industry in which the fund invests.

Stocks could tend to be more volatile than some other investments you could make such as bonds.

Prices of growth stocks tend to be more sensitive to market, political, and economic developments than other stocks, making their prices more volatile.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:
.. are seeking to participate in the long-term growth potential of U.S. stocks .. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
..  are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

..  are uncomfortable with the risks of the stock market
..  seek stability of principal
..  are investing for the short term

THE FUNDS' GOALS, STRATEGIES AND RISKS
Alger Growth Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 Year-by-year total returns for Initial Class shares

                                     [CHART]

              2003
              ----
             34.27%
 Calendar years ended December 31


 This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on April 1, 2002.



 Fund's best and worst calendar quarters for Initial Class shares


                                        Quarter/Year
                       --------
                        Highest 17.40%  2nd Quarter 2003

                        Lowest  (0.70)% 1st Quarter 2003

 ----------------------------------





Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          34.27% (2.49)%

                        S&P 500 Index 28.68% (0.02)%

--------------------------------------------------------------------------------
* Inception means 4/1/02 for the Alger Growth Fund and the S&P 500 Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.


The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Alger Income & Growth Fund

 Adviser
 Sun Capital
 Advisers, Inc.

 Subadviser
 Fred Alger
 Management, Inc.


INVESTMENT GOALS

Primary: A high level of dividend income. Secondary: Capital appreciation.


KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in dividend paying equity securities, such as common or preferred stocks, with an emphasis on those which Fred Alger Management, Inc. ("Alger Management"), the fund's investment subadviser, believes also offer opportunities for capital appreciation.

Under normal conditions, the fund invests at least 65% of its net assets in equity securities. The fund may invest without limit in securities of companies, including American Depositary Receipts and U.S. dollar denominated securities, of foreign issuers that are listed or traded in the U.S., but does not invest more than 20% of its assets in other foreign securities.

Under normal conditions, the fund may hold up to 35% of its total assets in cash and cash equivalents to take advantage of new opportunities for investment.

How Investments Are Selected

Alger Management employs an active investment strategy that focuses primarily on individual stock selection. Alger Management seeks growing companies that generally have broad product lines, markets, financial resources, and depth of management. Alger Management seeks to invest in companies that fall into one of two categories:

Companies with high unit volume growth

These companies are vital, creative companies (both established and emerging) which:

.. offer goods or services to a rapidly expanding marketplace, .. offer new or improved products, or .. fulfill an increased demand for an existing line.

Companies with a positive life cycle change

These companies are undergoing a major change which Alger Management expects will produce advantageous results. These changes may include new management, products or technologies, restructuring or reorganization, or merger or acquisition.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  Companies cut or fail to declare dividends due to market downturns or other reasons.
..  A stock does not grow as fast as the rate of inflation.
..  The markets strongly favor value stocks over growth stocks.
.. An adverse event depresses the value of a particular stock or industry in which the fund invests.

Stocks could tend to be more volatile than some other investments you could make such as bonds.

Prices of growth stocks tend to be more sensitive to market, political, and economic developments than other stocks, making their prices more volatile.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

.. are seeking to participate in the long-term growth potential of U.S. stocks .. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
..  are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

..  are uncomfortable with the risks of the stock market
..  seek stability of principal
..  are investing for the short term

THE FUNDS' GOALS, STRATEGIES AND RISKS
Alger Income & Growth Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.




 Year-by-year total returns for Initial Class shares

              [CHART]


                2003
              -------
               30.34%

 Calendar years ended December 31


 This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on April 1, 2002.



 Fund's best and worst calendar quarters for Initial Class shares


                                        Quarter/Year
                       --------
                        Highest 15.63%  2nd Quarter 2003

                        Lowest  (1.77)% 1st Quarter 2003

 ----------------------------------





Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          30.34% (2.19)%

                        S&P 500 Index 28.68% (0.02)%

--------------------------------------------------------------------------------
* Inception means 4/1/02 for the Alger Income & Growth Fund and the S&P 500
Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.


The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Alger Small Capitalization Fund

 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 Fred Alger Management, Inc.


INVESTMENT GOAL

Long-term capital appreciation.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in equity securities of U.S. small capitalization companies. The fund considers a small capitalization company to be one that, at the time of purchase, has a market capitalization within the range of the companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

Under normal conditions, the fund invests at least 80% of its net assets in equity securities of small capitalization companies. The fund may invest without limit in securities of companies, including American Depositary Receipts and U.S. dollar denominated securities, of foreign issuers that are listed or traded in the U.S., but does not invest more than 20% of its assets in other foreign securities.

Under normal conditions, the fund may hold up to 15% of its net assets in cash and cash equivalents to take advantage of new opportunities for investment.

How Investments Are Selected

Fred Alger Management, Inc. ("Alger Management"), the fund's investment subadviser, employs an active investment strategy that focuses primarily on individual stock selection. Alger Management seeks small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Alger Management seeks to invest in companies that fall into one of two categories:

Companies with high unit volume growth

These companies are vital, creative companies (both established and emerging) which:

.. offer goods or services to a rapidly expanding marketplace, .. offer new or improved products, or .. fulfill an increased demand for an existing line.

Companies with a positive life cycle change

These companies are undergoing a major change which Alger Management expects will produce advantageous results. These changes may include new management, products or technologies, restructuring or reorganization, or merger and acquisition.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  A stock does not grow as fast as the rate of inflation.

.. The markets strongly favor large or mid-capitalization stocks over small capitalization stocks, or value stocks over growth stocks.

.. An adverse event depresses the value of a particular stock or industry in which the fund invests.

Stocks could tend to be more volatile than some other investments you could make such as bonds.

Prices of small capitalization and growth stocks tend to be more sensitive to market, political, and economic developments than other stocks, making their prices more volatile.

In addition, the fund's investment in small capitalization companies is subject to the following risks:

..  Securities of small, less well-known companies may be more volatile than those of larger companies.
.. Smaller, less seasoned companies are more likely to have limited product lines, inexperienced management, and limited financial resources.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Alger Small Capitalization Fund (continued)


 WHO MAY WANT TO INVEST

 The fund may be appropriate for investors who:

 . are seeking to participate in the long-term growth potential of U.S. stocks . are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
 .  are willing to accept the risks of the stock market

 The fund may not be appropriate for investors who:

 .  are uncomfortable with the risks of the stock market
 .  seek stability of principal
 .  are investing for the short term

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 Year-by-year total returns for Initial Class shares

              [CHART]


                2003
              -------
               43.50%
 Calendar years ended December 31


 This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on April 1, 2002.



 Fund's best and worst calendar quarters for Initial Class shares


                                        Quarter/Year
                       --------
                        Highest 17.62%  2nd Quarter 2003

                        Lowest  (1.58)% 1st Quarter 2003

 ----------------------------------




Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                         One    Since
                                         Year   inception*
                     -------------------
                     Fund                43.50% 5.15%

                     Russell 2000 Growth
                     Index               48.54% 3.20%

--------------------------------------------------------------------------------
* Inception means 4/1/02 for the Alger Small Capitalization Fund and the
Russell 2000 Growth Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Russell 2000 Growth Index. The table assumes that you reinvest all of your dividends and distributions.


The Russell 2000 Growth Index measures the performance of those companies within the Russell 2000 Index, an index that includes the 2,000 companies with the smallest market capitalizations from the Russell 3000 Index, which have a greater than average growth orientation. The Russell 3000 Index represents 98% of the investable U.S. equity market. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Davis Financial Fund

 Advisor
 Sun Capital Advisers, Inc.

 Subadviser
 Davis Advisors


INVESTMENT GOAL

Growth of capital.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in the common stock of financial services companies. Under normal circumstances, the fund invests at least 80% of its net assets plus any borrowing for investment purposes in securities issued by companies "principally engaged" in financial services.

A company is "principally engaged" in financial services if it owns financial services related assets that constitute at least 50% of the value of all of its assets or if it derives at least 50% of its revenues from providing financial services.

Companies in the financial services group of industries include:

..  commercial banks
..  industrial banks
..  savings institutions
..  finance companies
..  diversified financial services companies
..  investment banking firms
..  securities brokerage houses
..  investment advisory companies
..  leasing companies
..  insurance companies
..  other companies providing similar services

How investments are selected

The fund's investment subadviser, Davis Advisors' ("Davis") investment philosophy is to select common stock of quality overlooked growth companies at value prices and to hold them for the long-term. Davis uses extensive research to seek to identify overlooked companies with sustainable growth rates that currently sell at modest price-earnings multiples.

In selecting securities for the fund, Davis looks for companies with some or all of the following characteristics:

..  Strong, experienced management with a proven track record
..  Significant management ownership of the company
..  Strong returns on capital
..  Lean expense structure
..  Dominant or growing market share in a growing market
.. Record of successful acquisitions to expand operations and markets .. Strong balance sheet
..  Competitive products or services
..  Successful international operations
..  Innovation, including successful use of technology

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  Value stocks fall out of favor with the stock market relative to growth stocks.
.. The market undervalues the stocks held by the fund for longer than expected. .. Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to fall.
Since the fund focuses its investments in the financial services group of industries, it is particularly vulnerable to the risks of those industries. In particular:

..  Financial services companies may suffer a setback if regulators change the rules under which they operate.
..  Unstable interest rates may have a disproportionate effect on financial services companies.
.. The fund may invest in financial services companies which have loan portfolios concentrated in particular regions or industries, such as a high level of loans to regional real estate developers, making these banks vulnerable to economic conditions that affect that region or industry.
.. Some financial services companies may suffer from the increasingly competitive environment in which they operate.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Davis Financial Fund (continued)

 WHO MAY WANT TO INVEST

 The fund may be appropriate for investors who:

 .  are seeking long-term growth of capital
 . believe that the financial services industry offers attractive long-term growth opportunities
 .  are investing for the long term
 .  are willing to accept the risks of the stock market

 The fund may not be appropriate for investors who:

 . are worried about the possibility of sharp price swings and dramatic price declines
 .  are interested in earning current income
 . do not wish to invest in a concentrated portfolio of financial services companies
 .  are investing for the short term

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 Year-by-year total returns for Initial Class shares


                                     [CHART]


   2001       2002         2003
 -------    --------     --------
 (6.57)%    (18.45)%      34.42%


 Calendar years ended December 31


 This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on July 17, 2000.



 Fund's best and worst calendar quarters for Initial Class shares


                                         Quarter/Year
                       --------
                        Highest   22.53% 2nd Quarter 2003

                        Lowest  (14.93)% 3rd Quarter 2002

 ----------------------------------




Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          34.42%   4.42%

                        S&P 500 Index 28.68%  (7.05)%

--------------------------------------------------------------------------------
* Inception means 7/17/00 for the Davis Financial Fund and the S&P 500 Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.


The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Davis Venture Value Fund

 Adviser
 Sun Capital
 Advisers, Inc.

 Subadviser
 Davis Advisors


INVESTMENT GOAL

Growth of capital.


KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in the common stock of U.S. companies with market capitalizations of at least $10 billion.

How investments are selected

The fund's investment subadviser, Davis Advisors' ("Davis") investment philosophy is to select common stock of quality overlooked growth companies at value prices and to hold them for the long term. Davis uses extensive research to seek overlooked companies with sustainable growth rates that currently sell at modest price-earnings multiples.

In selecting securities for the fund, Davis looks for companies with some or all of the following characteristics:

..  Strong, experienced management with a proven track record
..  Significant management ownership of the company
..  Strong returns on capital
..  Lean expense structure
..  Dominant or growing market share in a growing market
.. Record of successful acquisitions to expand operations and markets .. Strong balance sheet
..  Competitive products or services
..  Successful international operations
..  Innovation, including successful use of technology

While Davis plans on holding companies for the long term, it will consider selling a company if it no longer exhibits the characteristics that Davis believes foster sustainable long-term growth, minimize risk, and enhance the potential for superior long-term returns.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
.. Value stocks fall out of favor with the stock market relative to growth stocks.

.. Large capitalization stocks underperform relative to small or mid-capitalization stocks.

.. The market undervalues the stocks held by the fund for longer than expected. .. Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to fall.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  are seeking long-term growth of capital
..  are more comfortable with established, well-known companies
..  are investing for the long term
..  are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

..  are worried about the possibility of sharp price swings and dramatic price declines
..  are interested in earning current income
..  are investing for the short term

THE FUNDS' GOALS, STRATEGIES AND RISKS
Davis Venture Value Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.




 Year-by-year total returns for Initial Class shares


                                     [CHART]


   2001         2002        2003
 --------     --------    --------
 (10.61)%     (16.24)%     30.50%


 Calendar years ended December 31



 This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on July 17, 2000.



 Fund's best and worst calendar quarters for Initial Class shares


                                         Quarter/Year
                       --------
                        Highest  17.36%  2nd Quarter 2003

                        Lowest  (13.25)% 3rd Quarter 2001

 ----------------------------------





Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          30.50%  (1.08)%

                        S&P 500 Index 28.68%  (7.05)%

--------------------------------------------------------------------------------
* Inception means 7/17/00 for the Davis Venture Value Fund and the S&P 500
Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.


The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Neuberger Berman Mid Cap Growth Fund


 Adviser
 Sun Capital
 Advisers, Inc.

 Subadviser
 Neuberger Berman
 Management Inc.



INVESTMENT GOAL

Growth of capital.

KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of capitalizations of issuers in the Russell MidCap Index at the time of purchase. The fund may revise this definition based on market conditions.

How investments are selected

Neuberger Berman Management Inc. ("Neuberger Berman"), the fund's investment subadviser, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the portfolio managers look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the portfolio managers analyze such factors as:

..  Financial condition (such as debt to equity ratio)
..  Market share and competitive leadership of the company's products
..  Earnings growth relative to competitors
.. Market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies

The portfolio managers follow a disciplined sell strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  Stocks that Neuberger Berman has selected fluctuate more widely in price than the market as a whole.
.. Stocks that Neuberger Berman has selected underperform other types of stocks. .. Stocks that Neuberger Berman has selected fall in price or become difficult to sell during market downturns.
..  Mid cap stocks as a category fall out of favor with investors.
..  Growth stocks as a category lose favor with investors compared to value stocks.
.. Neuberger Berman fails to anticipate which stocks or industries would benefit from changing market or economic conditions.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  are seeking to participate in the long-term growth potential of mid cap companies
.. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of large cap companies
.. are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in mid cap companies

The fund may not be appropriate for investors who:

..  are uncomfortable with the risks of the stock market
..  seek stability of principal

THE FUNDS' GOALS, STRATEGIES AND RISKS
Neuberger Berman Mid Cap Growth Fund (continued)



 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 Year-by-year total returns for Initial Class shares


                                     [CHART]


    2002        2003
  --------    --------
  (29.26)%     29.08%


 Calendar years ended December 31


 This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on May 1, 2001.



 Fund's best and worst calendar quarters for Initial Class shares


                                         Quarter/Year
                       --------
                        Highest   15.36% 2nd Quarter 2003

                        Lowest  (16.11)% 2nd Quarter 2002

 ----------------------------------






Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                          One    Since
                                          Year   inception*
                    ---------------------
                    Fund                  29.08% (8.06)%

                    Russell Midcap Growth
                      Index               42.71% (2.04)%

--------------------------------------------------------------------------------
* Inception means 5/1/01 for the Neuberger Berman Mid Cap Growth Fund and the Russell Midcap Growth Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Russell Midcap Growth Index. The table assumes that you reinvest all of your dividends and distributions.


The Russell Midcap Growth Index measures the performance of those Russell Midcap index companies with higher-price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the largest 1,000 U.S. incorporated companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Neuberger Berman Mid Cap Value Fund


 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 Neuberger Berman Management Inc.


INVESTMENT GOAL

Growth of capital.


KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of capitalizations of issuers in the Russell MidCap Index at the time of purchase. The fund may revise this definition based on market conditions.

How investments are selected

Neuberger Berman Management Inc. ("Neuberger Berman"), the fund's investment subadviser, looks for well-managed companies whose stock prices are undervalued and that may rise in price before other investors realize their worth. Factors that Neuberger Berman may use to identify value stocks include, but are not limited to:

..  earnings
..  book value or other financial measures
..  strong fundamentals (including a low price-to-earnings ratio)
..  consistent cash flow
..  sound track record through all phases of the market cycle
..  strong position relative to competitors
..  high level of stock ownership among management
.. recent sharp decline in stock price that appears to be the result of short-term market overreaction to negative news

Neuberger Berman will consider selling a stock when:

..  it reaches a target price,
..  it fails to perform as expected, or
..  other opportunities appear more attractive

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  Stocks that Neuberger Berman has selected fluctuate more widely in price than the market as a whole.
.. Stocks that Neuberger Berman has selected underperform other types of stocks. .. Stocks that Neuberger Berman has selected fall in price or become difficult to sell during market downturns.
..  Mid cap stocks as a category fall out of favor with investors.
..  Value stocks as a category lose favor with investors compared to growth stocks.
.. Neuberger Berman fails to anticipate which stocks or industries would benefit from changing market or economic conditions.

WHO MAY WANT TO INVEST

 The fund may be appropriate for investors who:

..  are seeking to participate in the long-term growth potential of mid cap companies
.. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of large cap companies
.. are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in mid cap companies

 The fund may not be appropriate for investors who:

..  are uncomfortable with the risks of the stock market
..  seek stability of principal

THE FUNDS' GOALS, STRATEGIES AND RISKS
Neuberger Berman Mid Cap Value Fund (continued)



 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 Year-by-year total returns for Initial Class shares


  LOGO


 This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on May 1, 2001.



 Fund's best and worst calendar quarters for Initial Class shares


                                         Quarter/Year
                       --------
                        Highest  14.94%  4th Quarter 2003

                        Lowest  (14.73)% 3rd Quarter 2002

 ----------------------------------





Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                             One    Since
                                             Year   inception*
                  --------------------------
                  Fund                       36.35% 7.74%

                  Russell Midcap Value Index 38.07% 8.87%

--------------------------------------------------------------------------------
* Inception means 5/1/01 for the Neuberger Berman Mid Cap Value Fund and
Russell Midcap Value Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Russell Midcap Value Index. The table assumes that you reinvest all of your dividends and distributions.


The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the largest 1,000 U.S. incorporated companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Equity Fund

 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 OpCap Advisors


INVESTMENT GOAL

Long-term capital appreciation.

KEY INVESTMENTS AND STRATEGIES


The fund invests at least 80% of its net assets in a diversified portfolio of equity securities that the subadviser believes to be undervalued in the marketplace.


How investments are selected

OpCap Advisors, the fund's investment subadviser, applies principles of value investing to choose investments for the fund. Using fundamental company analysis, OpCap Advisors selects securities it believes are undervalued by the marketplace. Fundamental company analysis involves intensive evaluation of historical financial data including:

..  company financial statements
..  market share analysis
..  unit volume growth
..  barriers to entry
..  pricing policies
..  management record

When evaluating equity securities, OpCap Advisors believes that there are two major components of value:

..  a company's ability to generate earnings that contribute to shareholder value, and
.. market undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk

In selecting equity securities for the fund, OpCap Advisors seeks companies that have one or more of the following characteristics:

..  substantial and growing discretionary cash flow
..  strong shareholder value-oriented management
..  valuable consumer or commercial franchises
..  high returns on capital
..  favorable price to intrinsic value relationship

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  Value stocks fall out of favor with the stock market.
.. The market undervalues the stocks held by the fund for longer than expected. .. The stocks purchased by the fund turn out not to be undervalued.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

.. are seeking to participate in the long-term growth potential of U.S. stocks .. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
..  are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

..  are uncomfortable with risks of the stock market
..  seek stability of principal

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Equity Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 Year-by-year total returns for Initial Class shares


                                     [CHART]


  2001          2002          2003
 -------      --------      --------
 (2.53)%      (27.47)%       32.76%


 Calendar years ended December 31




 This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on July 17, 2000.



 Fund's best and worst calendar quarters for Initial Class shares


                                         Quarter/Year
                       --------  16.51%
                        Highest          2nd Quarter 2003

                        Lowest  (20.34)% 3rd Quarter 2002

 ------------------------------------------






Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                                 Since
                                        One Year inception*
                     ------------------
                     Fund                32.76%  1.81%

                     Russell 1000 Value
                       Index             30.03%  3.21%

--------------------------------------------------------------------------------
* Inception means 7/17/00 for the Value Equity Fund and the Russell 1000 Value Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Russell 1000 Value Index. The table assumes that you reinvest all of your dividends and distributions.


The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 U.S. incorporated companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Managed Fund

 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 OpCap Advisors


INVESTMENT GOAL

Growth of capital over time.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in a portfolio consisting of common stocks, fixed income securities and cash equivalents. OpCap Advisors, the fund's investment subadviser, will vary the allocation of the fund's investments in these assets depending on its assessments of the relative values of such investments.

The majority of the stocks purchased by the fund are listed on a domestic stock exchange or traded in the U.S. over-the-counter market. The fund may also purchase U.S. government securities, investment grade corporate bonds, and high quality money market securities. The fund normally invests mainly in equity securities. The fund may invest up to 100% of its assets in debt securities but will do so only if equity securities are not an attractive investment.

How investments are selected

OpCap Advisors applies principles of value investing to choose investments for the fund. Using fundamental company analysis, OpCap Advisors selects securities it believes are undervalued by the marketplace. Fundamental company analysis involves intensive evaluation of historic financial data including:

..  company financial statements
..  market share analysis
..  unit volume growth
..  barriers to entry
..  pricing policies
..  management record

When evaluating equity securities, OpCap Advisors believes that there are two major components of value:

..  a company's ability to generate earnings that contribute to shareholder value, and
..  market undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk
In selecting equity securities for the fund, OpCap Advisors seeks companies that have one or more of the following characteristics:

..  substantial and growing discretionary cash flow
..  strong shareholder value-oriented management
..  valuable consumer or commercial franchises
..  favorable price to intrinsic value relationship

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  Value stocks fall out of favor with the stock market.
.. The market undervalues the stocks held by the fund for longer than expected. .. The stocks purchased by the fund turn out not to be undervalued.
.. OpCap Advisors' decisions about allocation among different asset classes may prove to be incorrect.

In addition, the value of the fund's investments in fixed income securities and thus the value of the fund's shares could decline if any of the following occurs:

..  Interest rates rise and the bond market goes down.
..  Issuers of debt instruments cannot meet their obligations.
..  Bond issuers call bonds selling at a premium to their call price before the maturity date.
.. Loans securing mortgage-backed obligations prepay principal more rapidly than expected, requiring the fund to reinvest these prepayments at lower rates.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Managed Fund (continued)

 WHO MAY WANT TO INVEST

 The fund may be appropriate for investors who:

 . are seeking to invest in a fund that includes both equity and fixed income securities
 . are looking for an investment with potentially greater return but higher risk than a fund that invests exclusively in fixed income securities
 . are willing to accept the risks of both the stock market and, potentially, the bond market

 The fund may not be appropriate for investors who:

 .  are uncomfortable with risks of the stock market
 .  seek stability of principal

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 Year-by-year total returns for Initial Class shares


                                     [CHART]


   2001          2002          2003
 -------       --------      --------
 (6.08)%       (21.43)%       29.07%


 Calendar years ended December 31


 This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on July 17, 2000.



 Fund's best and worst calendar quarters for Initial Class shares


                                         Quarter/Year
                       --------
                        Highest   14.99% 2nd Quarter 2003

                        Lowest  (16.30)% 3rd Quarter 2002

 ------------------------------------------




Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          29.07%  2.38%

                        S&P 500 Index 28.68% (7.05)%

--------------------------------------------------------------------------------
* Inception means 7/17/00 for the Value Managed Fund and the S&P 500 Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.


The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Mid Cap Fund


 Adviser
 Sun Capital
 Advisers, Inc.

 Subadviser
 OpCap Advisors


INVESTMENT GOAL

Long-term capital appreciation.

KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in equity securities of companies with market capitalizations of between $500 million and $8 billion at the time of purchase. The majority of the stocks purchased by the fund are listed on a U.S. stock exchange or traded in the U.S. over-the-counter market. The fund may also purchase securities listed on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over-the-counter markets.

How investments are selected

OpCap Advisors, the fund's investment subadviser, believes that mid cap companies generally are studied by fewer analysts than are large cap companies, which can lead to inefficiencies in the pricing of these stocks and can create attractive pricing opportunities. Large institutional investors also may not want to hold positions in mid cap companies, which can lead to further inefficiencies and opportunities in the pricing of these stocks. Opportunities for value creation for mid cap companies could result from dominating their niches, erecting competitive barriers, regional or product line expansion, or sale of the company.

OpCap Advisors applies principles of value investing to choose investments for the fund. Using fundamental company analysis, OpCap Advisors selects securities it believes are undervalued by the marketplace. Fundamental company analysis involves intensive evaluation of historic financial data including:

..  company financial statements
..  market share analysis
..  unit volume growth
..  barriers to entry
..  pricing policies
..  management record

When evaluating equity securities, OpCap Advisors believes that there are two major components of value:

..  a company's ability to generate earnings that contribute to shareholder value; and
.. market undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk

In selecting equity securities for the fund, OpCap Advisors seeks companies that have one or more of the following characteristics:

..  substantial and growing discretionary cash flow
..  strong shareholder value-oriented management
..  valuable consumer or commercial franchises
..  high returns on capital
..  favorable price to intrinsic value relationship

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  Value stocks fall out of favor with the stock market.
.. The market undervalues the stocks held by the fund for longer than expected. .. The stocks purchased by the fund turn out not to be undervalued.
.. Mid cap securities, which generally are more volatile and less liquid than large cap securities, decline in value more steeply or become less liquid than expected.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  are seeking to participate in the long-term growth potential of mid cap companies
.. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of large cap companies
.. are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in mid cap companies with limited track records

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Mid Cap Fund (continued)


 The fund may not be appropriate for investors who:

 .  are uncomfortable with the risks of the stock market
 .  seek stability of principal

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.


 Year-by-year total returns for Initial Class shares

                                     [CHART]


  2001       2002        2003
 -----      -------    --------
 6.84%      (5.95)%     32.04%


 Calendar years ended December 31

 This bar chart shows the performance of the Initial Class shares of the fund for each full calendar year since the fund's inception on July 17, 2000.

 Fund's best and worst calendar quarters for Initial Class shares

                                         Quarter/Year
                       --------
                        Highest  20.29%  4th Quarter 2001

                        Lowest  (13.85)% 3rd Quarter 2001

 ----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                             One    Since
                                             Year   inception*
                  --------------------------
                  Fund                       32.04%    9.56%

                  S&P MidCap 400/Barra Value
                    Index                    40.18%   14.01%

--------------------------------------------------------------------------------
* Inception means 7/17/00 for the Value Mid Cap Fund and the S&P MidCap 400/Barra Value Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P MidCap 400/Barra Value Index. The table assumes that you reinvest all of your dividends and distributions.


The S&P Midcap 400/Barra Value Index is an unmanaged, weighted index of the stock performance of industrial, transportation, utility and financial companies. The index represents the performance of 400 of these companies having medium size market capitalizations with low price-to-book ratios and low price-to-earnings ratios. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Small Cap Fund


 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 OpCap Advisors


INVESTMENT GOAL

Capital appreciation.


KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at the time of purchase. The majority of the stocks purchased by the fund are listed on a domestic stock exchange or traded in the U.S. over-the-counter market.

How Investments Are Selected

OpCap Advisors, the fund's investment subadviser, applies principles of value investing to choose investments for the fund. Using fundamental company analysis, OpCap Advisors selects securities it believes are undervalued by the marketplace. Fundamental company analysis involves intensive evaluation of historic financial data including:

..  company financial statements
..  market share analysis
..  unit volume growth
..  barriers to entry
..  pricing policies
..  management record

When evaluating equity securities, OpCap Advisors believes that there are two major components of value:

..  a company's ability to generate earnings that contribute to shareholder value; and
.. market undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

In selecting equity securities for the fund, OpCap Advisors seeks companies that have one or more of the following characteristics:

..  substantial and growing discretionary cash flow
..  high returns on capital
..  strong shareholder value-oriented management
..  valuable consumer or commercial franchises

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  Value stocks fall out of favor with the stock market.
.. The market undervalues the stocks held by the fund for longer than expected. .. The stocks purchased by the fund turn out not to be undervalued.
.. Small cap securities, which generally are more volatile and less liquid than large cap securities, decline in value more steeply or become less liquid than expected.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  are seeking to participate in the long-term growth potential of small cap companies
.. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of large or mid cap companies
.. are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in small cap companies with limited track records

The fund may not be appropriate for investors who:

..  are uncomfortable with the risks of the stock market
..  seek stability of principal

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Small Cap Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.


 Year-by-year total returns for Initial Class shares

                                     [CHART]


  2001        2002        2003
 -----      --------    --------
 8.91%      (20.61)%     41.62%


 Calendar years ended December 31


 This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on July 17, 2000.



Fund's best and worst calendar quarters for Initial Class shares


                                         Quarter/Year
                       --------
                        Highest 22.27%   2nd Quarter 2003

                        Lowest  (22.54)% 3rd Quarter 2002

--------------------------------------------





Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                            One    Since
                                            Year   inception*
                   ------------------------
                   Fund                     41.62% 12.28%

                   Russell 2000 Value Index 46.03% 15.10%

--------------------------------------------------------------------------------
* Inception means 7/17/00 for the Value Small Cap Fund and the Russell 2000 Value Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Russell 2000 Value Index. The table assumes that you reinvest all of your dividends and distributions.



The Russell 2000 Value Index measures the performance of those companies within the Russell 2000 Index (an index that includes the 2,000 companies with the smallest market capitalizations from the Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index represents 98% of the investable U.S. equity market. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Blue Chip Mid Cap Fund

 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 Wellington Management Company, LLP


INVESTMENT GOAL

Long-term capital growth.


KEY INVESTMENTS AND STRATEGIES

Under normal conditions, the fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations within the range represented by the S&P Mid Cap 400 Index.

How investments are selected

The fund is broadly diversified by industry and company. The fund favors high-quality, well-established companies. These are companies with a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.

The fund's investment subadviser, Wellington Management Company, LLP ("Wellington Management") uses a two-tiered strategy in selecting these investments:

..  Using what is sometimes referred to as a "top down" approach, Wellington
   Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and broad demographic trends. Through top down analysis, Wellington Management attempts to identify and anticipate trends and changes in markets and the overall economy. Wellington Management then seeks to identify those industries and sectors that will outperform others in these conditions.
.. Following its top down analysis, Wellington Management uses what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company's business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the fund's portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  U.S. stock markets go down or perform poorly relative to other types of investments.
..  Mid-capitalization companies fall out of favor with investors.
..  Prices of the fund's securities fall as a result of general market movements or unfavorable company news.
..  The fund's investment style and mid-capitalization focus do not produce favorable results relative to market trends.
..  The fund misses out on an investment opportunity because its assets are invested in lower performing investments.
.. Wellington Management's judgments about future economic trends or the relative value of securities selected for the fund's portfolio prove to be wrong.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  are seeking to participate in the long-term growth potential of U.S. medium capitalization stocks
.. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of large capitalization companies
..  are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

..  are uncomfortable with the risks of the stock market
..  seek stability of principal

THE FUNDS' GOALS, STRATEGIES AND RISKS
Blue Chip Mid Cap Fund (continued)



 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.


 Year-by-year total returns for Initial Class shares

                                    [CHART]


 2000      2001       2002        2003
------    -------   --------    --------
24.96%    (3.23)%   (14.91)%     36.09%


Calendar years ended December 31


 The bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on September 1, 1999.



Fund's best and worst calendar quarters for Initial Class shares


                                         Quarter/Year
                       --------
                        Highest  22.85%  1st Quarter 2000

                        Lowest  (17.89)% 3rd Quarter 2002

--------------------------------------------





Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                          One    Since
                                          Year   inception*
                     --------------------
                     Fund                 36.09% 14.22%

                     S&P MidCap 400 Index 35.62% 10.44%

--------------------------------------------------------------------------------
* Inception means 9/1/99 for the Blue Chip Mid Cap Fund and the S&P MidCap 400 Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compared to the return of the S&P MidCap 400 Index. The table assumes that you reinvest all of your dividends and distributions.


The S&P Midcap 400 Index is an unmanaged, weighted index of the stock performance of industrial, transportation, utility and financial companies having medium size market capitalization. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Investors Foundation Fund

 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 Wellington Management Company, LLP


INVESTMENT GOAL

Long-term capital growth.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies. The fund generally holds stocks of companies with market capitalizations within the range represented by the Standard & Poor's ("S&P") 500 Index.

How investments are selected

The fund is broadly diversified by industry and company. The fund is managed to have an overall risk profile over the long term similar to that of the S&P 500 Index. The fund does not, however, seek to replicate the S&P 500 Index. From time to time the fund's portfolio composition may diverge significantly from the S&P 500 Index by style, market capitalization, and industry focus. The fund owns fewer securities than the S&P 500 Index and takes positions in securities that are not in the S&P 500 Index.

The fund's investment subadviser, Wellington Management Company, LLP ("Wellington Management"), selects investments for the fund using a combination of fundamental analysis and quantitative tools.

.. Wellington Management first uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis involves the assessment of a company's business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.
.. Wellington Management then complements its fundamental research with an internally developed quantitative analytical approach. This approach consists of both valuation and timeliness measures. Valuation measures focus on earnings estimates, future dividend growth, price/earnings ratios, and cash flows to determine the relative attractiveness of different stocks in different industries. Timeliness measures focus on favorable earnings, company events and stock price momentum to assess the appropriate time to purchase a stock.

Those securities that are considered most attractive under both fundamental and quantitative valuation approaches are favored in the selection process.

Wellington Management continually monitors every company in the fund's portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals, or alternative investments become sufficiently more attractive.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  U.S. stock markets go down or perform poorly relative to other types of investments.
..  Large capitalization companies fall out of favor with investors.
..  Prices of the fund's securities fall as a result of general market movements or unfavorable company news.
..  The fund's investment style combining fundamental analysis and quantitative measures does not produce favorable results relative to market trends.
..  The fund misses out on an investment opportunity because its assets are invested in lower performing investments.
.. Wellington Management's judgments about future economic trends or the relative value of securities selected for the fund's portfolio prove to be wrong.
..  Wellington Management's hedging strategies are not successful.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

.. are seeking to participate in the long-term growth potential of U.S. stocks .. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
..  are willing to accept the risks of the stock market

THE FUNDS' GOALS, STRATEGIES AND RISKS
Investors Foundation Fund (continued)


 The fund may not be appropriate for investors who:

 .  are uncomfortable with the risks of the stock market
 .  seek stability of principal

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 Year-by-year total returns for Initial Class shares


                                     [CHART]


   2000       2001        2002        2003
 -------    -------     --------    --------
 (5.94)%    (7.93)%     (24.84)%     29.20%


 Calendar years ended December 31


 This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on September 1, 1999.



 Fund's best and worst calendar quarters for Initial Class shares


                                         Quarter/Year
                       --------
                        Highest   14.84% 2nd Quarter 2003

                        Lowest  (16.55)% 3rd Quarter 2002

 ----------------------------------




Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          29.20% (1.35)%

                        S&P 500 Index 28.68% (2.48)%

--------------------------------------------------------------------------------
* Inception means 9/1/99 for the Investors Foundation Fund and the S&P 500
Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.


The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Select Equity Fund


 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 Wellington Management Company, LLP


INVESTMENT GOAL

Long-term capital growth.


KEY INVESTMENTS AND STRATEGIES

The fund normally invests in twenty to forty common stocks and other equity securities of large capitalization U.S. companies. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities. These investments are selected primarily from the Standard & Poor's ("S&P") 500 Index.

How Investments Are Selected

In selecting investments for the fund, the fund's investment subadviser, Wellington Management Company, LLP ("Wellington Management") favors large capitalization, high-quality companies with long-term growth potential. These are companies with accelerating earnings growth, strong possibility of multiple expansion, or hidden or unappreciated value.

The fund uses a two-tiered strategy in selecting these investments:

..  Using what is sometimes referred to as a "top down" approach, Wellington
   Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and broad demographic trends. Through top down analysis, Wellington Management attempts to identify and anticipate trends and changes in markets and the overall economy. Wellington Management then seeks to identify those industries and sectors that will outperform others in these conditions.
.. Following its top down analysis, Wellington Management uses what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify twenty to forty of the most attractive large capitalization companies for purchase. Fundamental analysis involves the assessment of a company's business environment, global expansion plans, management, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the fund's portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating investment fundamentals, or alternative investments become sufficiently more attractive.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well then other possible investments if any of the following occurs:

..  U.S. stock markets go down or perform poorly relative to other types of investments.
..  Large capitalization companies fall out of favor with investors.
..  Prices of the fund's securities fall as a result of general market movements or unfavorable company news.
..  The fund misses out on an investment opportunity because its assets are invested in a relatively small number of lower performing investments.
.. Wellington Management's judgments about future economic trends or the relative value of securities selected for the fund's portfolio prove to be wrong.

Diversification

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  are seeking to participate in the long-term growth potential of U.S. large capitalization stocks
.. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of a large number of companies
..  are willing to accept the risks of the stock market

THE FUNDS' GOALS, STRATEGIES AND RISKS
Select Equity Fund (continued)


 The fund may not be appropriate for investors who:

 .  are uncomfortable with the risks of the stock market
 .  seek stability of principal
 . wish to diversify their U.S. stock market investments across many U.S. companies

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Initial Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Initial Class will perform in the future.





 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 Year-by-year total returns for Initial Class shares


                                     [CHART]


  2000         2001         2002         2003
 -------     --------     --------     --------
 (9.71)%     (16.22)%     (27.56)%      30.98%


 Calendar years ended December 31


 This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on September 1, 1999.



 Fund's best and worst calendar quarters for Initial Class shares


                                         Quarter/Year
                       --------
                        Highest   16.14% 1st Quarter 2000

                        Lowest  (20.09)% 2nd Quarter 2002

 ----------------------------------




Average annual total returns for Initial Class shares

(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          30.98%    (2.22)%

                        S&P 500 Index 28.68%    (2.48)%

--------------------------------------------------------------------------------
* Inception means 9/1/99 for the Select Equity Fund and the S&P 500 Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.


The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

EXPENSE SUMMARY





The table below describes the fees and expenses you may pay if you remain invested in the Initial Class shares of a fund. The Initial Class shares of the funds are not subject to any fees upon purchases or redemptions; however, the funds' annual operating expenses do not reflect the separate account fees charged in the variable annuity and variable life insurance products through which the fund is offered. Please see the prospectus for your variable annuity or variable life contract for more details on the separate account fees.



Annual fund operating expenses paid from the assets of the fund--Initial Class shares

As a percentage of average daily net assets


                                                                             Alger
                                      All   Investment Money   Real  Alger  Income &
                                      Cap   Grade Bond Market Estate Growth  Growth
                                     -----  ---------- ------ ------ ------ --------
Management Fee......................  0.70%    0.60%    0.50%  0.95%  0.75%  0.625%
Other Expenses......................  4.77     0.28     0.15   0.31   1.63    2.03
Total Operating Expenses............  5.47     0.88     0.65   1.26   2.38    2.65
Fee Waiver and Expense Limitation/1/ (4.57)   (0.13)      --  (0.01) (1.48)  (1.85)
Net Expenses........................  0.90     0.75     0.65   1.25   0.90    0.80



Annual fund operating expenses paid from the assets of the fund--Initial Class shares

As a percentage of average daily net assets


                                                                      Neuberger Neuberger
                                                               Davis   Berman    Berman
                                      Alger Small     Davis   Venture  Mid Cap   Mid Cap  Value
                                     Capitalization Financial  Value   Growth     Value   Equity
                                     -------------- --------- ------- --------- --------- ------
Management Fee......................      0.85%        0.75%    0.75%    0.95%     0.95%   0.80%
Other Expenses......................      3.09         1.61     0.44     2.66      1.76    1.83
Total Operating Expenses............      3.94         2.36     1.19     3.61      2.71    2.63
Fee Waiver and Expense Limitation/1/     (2.94)       (1.46)   (0.29)   (2.51)    (1.61)  (1.73)
Net Expenses........................      1.00         0.90     0.90     1.10      1.10    0.90



Annual fund operating expenses paid from the assets of the fund--Initial Class shares

As a percentage of average daily net assets


                                                     Value
                                      Value   Value  Small  Blue Chip Investors  Select
                                     Managed Mid Cap  Cap    Mid Cap  Foundation Equity
                                     ------- ------- -----  --------- ---------- ------
Management Fee......................   0.80%   0.80%  0.80%    0.80%     0.75%    0.75%
Other Expenses......................   2.62    0.84   0.32     0.34      2.19     1.48
Total Operating Expenses............   3.42    1.64   1.12     1.14      2.94     2.23
Fee Waiver and Expense Limitation/1/  (2.52)  (0.64) (0.12)   (0.14)    (2.04)   (1.33)
Net Expenses........................   0.90    1.00   1.00     1.00      0.90     0.90

--------

/1/ The expenses in the table above reflect an expense limitation agreement under which Sun Capital Advisers, Inc. (the "adviser") has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the amounts shown as Net Expenses in the table. The adviser has contractually agreed to maintain the expense limits until at least May 1, 2005. For additional information regarding the expense limitations, please refer to the prospectus section captioned "About the Adviser". To the extent that the total expense ratio for a fund's Initial Class shares falls below the expense limitation stated above in future years, the adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years.

EXPENSE SUMMARY



Example


This Example is intended to help you compare the cost of investing in the Initial Class shares of the funds with the cost of investing in other mutual funds.



The Example assumes that you invest $10,000 in a fund for the time periods indicated, then redeem all of your Initial Class shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the fund's operating expenses remain the same. The estimated costs in Year 1 are calculated based on each fund's contractual expense limitation, shown as Net Expenses in the table above. For Years 2 through 10, each fund's operating expenses are calculated based on its Total Operating Expenses as shown in the table above, without regard to any fee waiver or expense limitation. Therefore, the annual estimated costs used in Years 3, 5 and 10 are equal to or higher than the costs reflected in Year 1. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                            1 Year 3 Years 5 Years 10 Years
                                            ------ ------- ------- --------
    Sun Capital All Cap Fund...............  $ 92  $1,104  $2,272   $5,129
    Sun Capital Investment Grade Bond Fund.    77     265     474    1,078
    Sun Capital Money Market Fund..........    67     209     364      817
    Sun Capital Real Estate Fund...........   128     401     694    1,529
    SC Alger Growth Fund...................    92     556   1,100    2,585
    SC Alger Income & Growth Fund..........    82     591   1,194    2,825
    SC Alger Small Capitalization Fund.....   103     847   1,716    3,962
    SC Davis Financial Fund................    92     552   1,092    2,566
    SC Davis Venture Value Fund............    92     341     620    1,415
    SC Neuberger Berman Mid Cap Growth Fund   113     802   1,602    3,697
    SC Neuberger Berman Mid Cap Value Fund.   113     641   1,254    2,910
    SC Value Equity Fund...................    92     601   1,198    2,817
    SC Value Managed Fund..................    92     742   1,506    3,517
    SC Value Mid Cap Fund..................   103     436     816    1,882
    SC Value Small Cap Fund................   103     342     604    1,354
    SC Blue Chip Mid Cap Fund..............   103     345     612    1,375
    SC Investors Foundation Fund...........    92     656   1,320    3,097
    SC Select Equity Fund..................    92     529   1,040    2,444

MORE ABOUT THE FUNDS' INVESTMENTS


                   . All Funds other than Money Market Fund


Fixed income securities All funds other than Money Market Fund may invest in all types of fixed income securities of any maturity or duration, such as:

.. bills, notes, bonds                          . structured notes and other derivative
.. residential and commercial mortgage-backed     securities
  securities                                   . convertible securities
.. collateralized mortgage and bond obligations . preferred stock and trust certificates
.. asset-backed securities

These securities may have many types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, payment-in-kind, and auction rate features. Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Mid Cap Value Fund may each invest up to 20% of its assets in investment grade fixed income securities. If the quality of any fixed income securities held by either fund deteriorates so that they are no longer investment grade, the fund will sell the securities so that its holdings of below investment grade securities do not exceed 5% of its net assets.

Credit quality Fixed income securities are investment grade if they are rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating, or are unrated securities that the investment adviser or subadviser believes are of comparable quality. Lower credit quality securities are known as high yield bonds or junk bonds. If a security receives different ratings from multiple rating organizations, the fund may treat the security as being rated in the highest rating category received. Investment Grade Bond Fund may choose not to sell securities that are downgraded, after their purchase, below the fund's minimum acceptable credit rating.


High yield bonds (junk bonds) Investment Grade Bond Fund may invest up to 20% of its assets in below investment grade securities (junk bonds). High yield bonds involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond to short-term economic, corporate and market developments to a greater extent than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.


American Depositary Receipts and Foreign Securities All funds other than Money Market Fund, may invest in American Depositary Receipts (ADRs) which are U.S. dollar denominated securities representing an interest in foreign securities. Each fund may also invest in foreign securities listed on a U.S. stock exchange or quoted market such as the New York Stock Exchange, American Stock Exchange, or National Association of Securities Dealers Automated Quotation. Each of Alger Growth Fund, Alger Income & Growth Fund, Alger Small Capitalization Fund, Blue Chip Mid Cap Fund and Select Equity Fund may invest up to 20% of its net assets in foreign securities not listed or traded on a U.S. exchange or quoted market. Each of Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, Value Small Cap Fund and Investors Foundation Fund may invest up to 100% of its assets in foreign securities including those not listed or traded on a U.S. exchange or quoted market. Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Mid Cap Value Fund may each invest up to 100% of its assets in U.S. dollar denominated foreign securities. Each fund may invest up to 10% of its total assets in equity and debt securities that are denominated in foreign currencies. A fund's investments in foreign securities or ADRs involve greater risk than investments in securities of U.S. issuers.

MORE ABOUT THE FUNDS' INVESTMENTS


Derivative contracts All funds other than Money Market Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices, interest rates or currencies, or options on these futures to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in securities market prices, interest rates or currencies.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index.


In addition, investing in the individual bonds and sectors considered most attractive by the adviser may not necessarily enable Investment Grade Bond Fund to achieve its target duration. This fund may use derivative contracts to increase or decrease the fund's exposure to a particular issuer or sector, or to increase or decrease the fund's duration. Real Estate Fund may use derivative contracts to manage the interest rate risk associated with both its real estate and fixed income investments and to stay fully invested in stocks when it has a significant cash position. Investors Foundation Fund may purchase and sell options and enter into futures contracts with respect to stocks and stock indices: (i) to seek to hedge against adverse changes in stock market prices, or (ii) as a substitute for purchasing or selling securities.


Some of the foreign securities purchased by Investment Grade Bond Fund and Real Estate Fund may be denominated in a foreign currency, which could decline in value against the U.S. dollar. Investment Grade Bond Fund and Real Estate Fund may use currency swaps and other currency derivatives to try to hedge against this risk. However, a fund will probably not be able to achieve a perfect hedge because of unavoidable discrepancies between the fund's foreign currency investments and its currency derivatives. Either fund might perform less well than a fund that does not hedge against foreign currency risk.

Substantially all of Investment Grade Bond Fund's investments will be either U.S. dollar-denominated or hedged back into U.S. dollars through transactions in currency swaps or other currency derivative contracts.

Even a small investment in derivative contracts can have a large impact on a fund's interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase fund losses and reduce opportunities for gains when interest rates or securities prices are changing. A fund may not fully benefit from or may lose money on derivatives if the adviser's (or subadviser's) expectations in using them prove incorrect or if changes in their value do not correspond accurately to changes in the value of the fund's other portfolio holdings. Counterparties to "over-the-counter" derivative contracts present the same types of credit risk as issuers of fixed income securities. Investment Grade Bond Fund's credit standards also apply to counterparties on "over-the-counter" derivative contracts. Derivatives can also make a fund's portfolio less liquid and harder to value, especially in declining markets.

Borrowing All funds other than Money Market Fund may borrow up to one-third of total assets from banks or through reverse repurchase agreements. Borrowing could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements.


Impact of high portfolio turnover Alger Growth Fund, Alger Income & Growth Fund, Alger Small Capitalization Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Value Fund, Value Mid Cap Fund, Value Small Cap Fund, Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund may engage in active and frequent trading to achieve their principal investment strategies. Frequent trading increases transaction costs, which could detract from a fund's performance.



Defensive investing All funds other than Money Market Fund may depart from their principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. To the extent that a fund might adopt a temporary defensive position, and over the course of its duration, the fund may not meet its stated investment goal. Money Market Fund will not take a defensive position because it invests exclusively in high quality money market securities.

MORE ABOUT THE FUNDS' INVESTMENTS


.. All Funds other than Money Market Fund and Investment Grade Bond Fund


Equity Securities All funds other than Money Market Fund and Investment Grade Bond Fund invest primarily in common stocks and common stock equivalents including convertible debt securities and convertible preferred stocks. Convertible debt securities and convertible preferred stocks entitle the holder to acquire the issuer's common stock by exchange or purchase at a predetermined rate. Convertible debt securities and convertible preferred stocks are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.


Equity securities include common stocks, trust shares, preferred stocks and debt securities convertible into stock and warrants.




.. Alger Growth Fund                                    . Value Mid Cap Fund

.. Alger Small Capitalization Fund                      . Value Small Cap Fund

.. Davis Venture Value Fund
                                                       . Blue Chip Mid Cap Fund

.. Neuberger Berman Mid Cap Growth Fund
                                                       . Investors Foundation
                                                       Fund

.. Neuberger Berman Mid Cap Value Fund
                                                       . Select Equity Fund


Market capitalization range While each fund listed above intends to be substantially fully invested in equity securities of companies with total market capitalizations within the range defined by each fund's key investment strategy, each fund may maintain a portion of its assets in equity securities of companies with total market capitalizations outside the defined range. Securities of small capitalization companies may present greater risks than securities of larger, more established companies. Small capitalization companies are often volatile and may suffer significant losses as well as realize substantial growth. In a declining market, these stocks may be harder to sell, which may further depress their prices.

.. Real Estate Fund
Permissible investments and additional risks Although Real Estate Fund typically focuses on equity REITs, it may invest without restriction in mortgage REITs and in equity securities of other U.S. and foreign real estate companies. A mortgage REIT invests most of its assets in real estate mortgages and earns most of its income from interest payments. A real estate company is a company that earns at least 50% of its gross revenues or net profits from real estate activities or from products or services related to the real estate sector. Real estate activities include owning, developing, managing, or acting as a broker for real estate. Examples of related products and services include building supplies and mortgage servicing.

The fund may invest in a variety of types of real estate companies.

In selecting investments for the fund, the adviser identifies securities with significant potential for appreciation relative to risk and other securities while also analyzing the level of dividend payments. The adviser uses the same strategy to select other real estate companies for the fund as it uses to select REITs. Many of the risks of REIT investing described in "The Funds' Goals, Strategies and Risks" also apply to other real estate companies.

MORE ABOUT THE FUNDS' INVESTMENTS




REITs are subject to the following additional risks:
..  A REIT may be unable to obtain financing to fund income and gain distributions required by federal tax law.
..  A REIT may fail to qualify for the federal tax exemption for distributed income.
..  Changes in federal tax law may adversely affect REITs, for example, by limiting their permissible businesses or investments.
.. Fund shareholders indirectly bear a proportionate share of the advisory fees and other operating expenses of REITs in the fund's portfolio in addition to the advisory fees and other expenses of the fund.

The fund may invest up to 20% of its assets in any of the fixed income securities in which Investment Grade Bond Fund is permitted to invest.

THE INVESTMENT ADVISER AND SUBADVISERS


About the Adviser. Sun Capital Advisers, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, is the funds' investment adviser. The adviser is an indirect, wholly-owned subsidiary of Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the New York, Toronto and Philippine stock exchanges.

Sun Capital Advisers, Inc. is the funds' investment adviser.

At December 31, 2003, the adviser had total assets under management of approximately $36 billion. The adviser has been providing investment advice and supervisory services to Sun Life Financial affiliates since 1997. Sun Life Financial is a diversified financial services organization with total assets under management at December 31, 2003 of $278.1 billion. The Sun Life Financial group of companies provides a broad range of financial products and services to individuals and groups located in Canada, the United States, the United Kingdom, and the Asia Pacific Region.

The adviser provides the funds with investment research and portfolio management services and manages certain aspects of the funds' business affairs. For its services, the adviser receives a fee from each fund equal on an annual basis to a percentage of the fund's average daily net assets. In the case of each fund other than the All Cap Fund, Investment Grade Bond Fund, Money Market Fund, and Real Estate Fund, the adviser employs an unaffiliated subadviser. In the case of those funds managed by a subadviser, the adviser pays a subadvisory fee to the subadviser. No fund is responsible for paying a subadvisory fee directly.


The adviser has contractually agreed to limit its management fee and to reimburse each fund's nonmanagement expenses until at least May 1, 2005. Total operating expenses will be capped on an annual basis to the percentages of the fund's average daily net assets shown as Net Expenses in the table under EXPENSE SUMMARY. To the extent that any fund's total expense ratio with respect to Initial Class shares falls below its expense limit, the adviser reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years.

THE INVESTMENT ADVISER AND SUBADVISERS



Advisory Fees for Initial Class shares



                                             Daily               Advisory
    Fund                                     Net Assets          Fee
    -----------------------------------------------------------------------
    All Cap Fund                             All                 0.70%

    Investment Grade Bond Fund               All                 0.60%

    Money Market Fund                        All                 0.50%

    Real Estate Fund                         All                 0.95%

    Alger Growth Fund                        All                 0.75%

    Alger Income & Growth Fund               All                0.625%

    Alger Small Capitalization Fund          All                 0.85%

    Davis Financial Fund and                 $0-$500 million     0.75%
    Davis Venture Value Fund                 over $500 million   0.70%

    Neuberger Berman Mid Cap Growth Fund and $0-$750 million     0.95%
    Neuberger Berman Mid Cap Value Fund      over $750 million   0.90%

    Value Equity Fund and                    $0-$400 million     0.80%
    Value Managed Fund                       $400 million-$800
                                             million             0.75%
                                             over $800 million   0.70%

    Value Mid Cap Fund and                   $0-$400 million     0.80%
    Value Small Cap Fund                     $400 million-$800
                                             million             0.75%
                                             over $800 million   0.70%

    Blue Chip Mid Cap Fund                   $0-$300 million     0.80%
                                             over $300 million   0.75%

    Investors Foundation Fund and            $0-$300 million     0.75%
    Select Equity Fund                       over $300 million   0.70%


Sun Capital Advisers Trust and the adviser have received an exemptive order from the Securities and Exchange Commission permitting the adviser, subject to the approval of the board of trustees, to select subadvisers to serve as portfolio managers of the funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. The adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser.

THE INVESTMENT ADVISER AND SUBADVISERS

About Davis Advisors

Davis Advisors, 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, serves as the subadviser to Davis Financial Fund and Davis Venture Value Fund. Davis discharges its responsibilities subject to the policies of the Board of Trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. Davis is a professional investment management firm which provides investment services to mutual funds, employee benefit plans and other institutions and individuals. Davis is a limited partnership and Davis Investments, LLC, is its sole general partner. Christopher Davis is the sole member of the general partner. As of December 31, 2003, Davis advised or subadvised more than 25 portfolios for U.S. registered investment companies with assets of more than $46.1 billion.

About Fred Alger Management, Inc.


Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003, serves as the subadviser to Alger Growth Fund, Alger Income & Growth Fund, and Alger Small Capitalization Fund. Alger Management discharges its responsibilities subject to the policies of the Board of Trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. Alger Management is a privately held, professional money management firm. As of December 31, 2003, Alger Management managed $10.8 billion in total assets.


About Neuberger Berman Management Inc.


Neuberger Berman Management Inc., 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, serves as the subadviser to Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Mid Cap Value Fund. Neuberger Berman discharges its responsibilities subject to the policies of the board of trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. Neuberger Berman is a wholly-owned subsidiary of Lehman Brothers Holdings Inc., a publicly traded company listed on the New York Stock Exchange. As of December 31, 2003, Neuberger Berman in conjunction with Neuberger Berman, LLC, as sub-adviser, managed $70.5 billion in total assets.


About OpCap Advisors


OpCap Advisors, 1345 Avenue of the Americas, New York, New York 10105-4800, serves as the subadviser to Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund. OpCap Advisors discharges its responsibilities subject to the policies of the board of trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. OpCap Advisors is a wholly-owned subsidiary of Oppenheimer Capital LLC responsible for the management of investment company assets in the United States and elsewhere. These include closed-end funds and mutual funds offered directly to retail investors, as well as funds offered as investment alternatives in variable annuity and variable insurance products. Oppenheimer Capital LLC is wholly-owned by Allianz Dresdner Asset Management U.S. Equities LLC, a subsidiary of Allianz Dresdner Asset Management of America L.P. The general partner of Allianz Dresdner Asset Management of America L.P. is Allianz-PacLife Partners LLC. Allianz AG, one of the world's largest insurance companies, has majority ownership of, and controls, Allianz Dresdner Asset Management of America L.P. and its subsidiaries, including Oppenheimer Capital LLC and the subadviser. Allianz AG is listed on the New York Stock Exchange in addition to other major exchanges. As of December 31, 2003, OpCap Advisors and its direct parent managed more than $460.5 billion in total assets.

THE INVESTMENT ADVISER AND SUBADVISERS




                  Wellington Management Company, LLP, 75 State Street, Boston,
About Wellington  Massachusetts 02109, serves as the subadviser to Blue Chip
  Management      Mid Cap Fund, Investors Foundation Fund, and Select Equity
 Company, LLP     Fund. Wellington Management discharges its responsibilities subject to the policies of the board of trustees of Sun
                  Capital Advisers Trust and the oversight and supervision of the adviser. Wellington Management is a professional investment-counseling firm which provides investment services to mutual funds, employee benefit plans, endowments, foundations, and other institutions. Wellington Management or its predecessor organizations have provided investment advisory services since 1928. Wellington Management is a Massachusetts limited liability partnership. As of December
                  31, 2003, Wellington Management had discretionary investment authority with respect to approximately $394 billion of client assets.


About the Portfolio Managers. The adviser and subadvisers have selected the following persons to manage the investments for the funds.



                           Fund             Manager
Fund                       manager(s)       since   Positions during past five years

All Cap Fund               Leo D. Saraceno, 2002    Senior vice president, Sun Capital Advisers, Inc.,
                           CFA                      since 2001 and previously vice president (1998-
                                                    2001). Vice president at Sun Life Financial since
                                                    2003. Joined Sun Life Financial in 1986.

                           Steven P.        2002    Senior vice president, Sun Capital Advisers, Inc.,
                           Wyman, CFA               since 2001 and previously vice president (1998-
                                                    2001). Assistant vice president at Sun Life Financial
                                                    since 2001. Joined Sun Life Financial in 1997.

                           Richard R.       2002    Vice president, Sun Capital Advisers, Inc., since
                           Gable, CFA               2001. Investment officer at Sun Life Financial since
                                                    2001. Joined Sun Life Financial in 1998.

Investment Grade Bond Fund Richard Gordon,  1998    Vice president, Sun Capital Advisers Trust, since
                           CFA                      1998. Senior vice president, Sun Capital Advisers,
                                                    Inc., since 2000, and previously vice president (1992-
                                                    2000). Vice president at Sun Life Financial since
                                                    1994.

                           Evan S.          2002    Senior vice president, Sun Capital Advisers, Inc.,
                           Moskovit, CFA            since 2002, and previously vice president (1999-
                                                    2002). Assistant vice president at Sun Life Financial
                                                    since 2002. Joined Sun Life Financial in 1997.

                           Michael A.       2002    Senior vice president, Sun Capital Advisers, Inc.,
                           Savage, CFA              since 2002, and previously vice president (2001-
                                                    2002). Assistant vice president at Sun Life Financial
                                                    since 2002. Joined Sun Life Financial in 1993.

Money Market Fund          Richard Gordon,  1998    See above.
                           CFA

                           John W.          2002    Senior vice president, Sun Capital Advisers, Inc.,
                           Donovan                  since 2002, and previously vice president (2001-
                                                    2002). Assistant vice president at Sun Life Financial
                                                    since 2002. Joined Sun Life Financial in 2001. Prior
                                                    to that, vice president, Back Bay Advisors L.P.
                                                    (1997-2001).

THE INVESTMENT ADVISER AND SUBADVISERS




                           Fund              Manager
Fund                       manager(s)        since   Positions during past five years

Real Estate Fund           Thomas V.         1998    Senior vice president, Sun Capital Advisers, Inc.,
                           Pedulla                   since 2000, and previously vice president (1998-
                                                     2000). Vice president at Sun Life Financial since
                                                     2000. Joined Sun Life Financial in 1995.

                           Leo D. Saraceno,  2003    See above.
                           CFA

                           Richard R.        2001    See above.
                           Gable, CFA

Alger Growth Fund          Dan C. Chung,     2002    President and chief investment officer of Fred Alger
                           CFA                       Management, Inc. since September 2003. Previously,
                                                     executive vice president and portfolio manager
                                                     (2000-2001), senior vice president and senior analyst
                                                     (1999-2000) and vice president and analyst (1996-
                                                     1999).

                           David Hyun,       2002    Executive vice president, Fred Alger Management,
                           CFA                       Inc. since September 2001. Previously, portfolio
                                                     manager, Oppenheimer Funds, June 2000 to
                                                     September 2001. Prior to that, senior vice president
                                                     and portfolio manager (1997-2000) Fred Alger
                                                     Management, Inc.

Alger Income & Growth Fund Dan C. Chung,     2002    See above.
                           CFA

                           Kevin D. Collins, 2004    Senior vice president, portfolio manager and senior
                           CFA                       analyst, Fred Alger Management, Inc. Mr. Collins
                                                     joined as a senior analyst in 1997.

Alger Small Capitalization Jill Greenwald,   2002    Senior vice president, Fred Alger Management, Inc.
Fund                       CFA                       since November 2001. Previously, senior vice
                                                     president and investment officer, J&W Seligman &
                                                     Co., 1999 to November 2001. Prior to that, managing
                                                     director and senior portfolio manager, Chase
                                                     Manhattan Bank (1994-1999).

Davis Financial Fund and   Christopher C.    2000    Chief executive officer, Davis Advisors since 2001.
Davis Venture Value Fund   Davis                     A portfolio manager for Davis Advisors since 1991.

                           Kenneth C.        2000    Portfolio manager, Davis Advisors since 1998.
                           Feinberg                  Research analyst, Davis Advisors (1994-1998).

Neuberger Berman Mid Cap   Jon D. Brorson    2003    Vice president of Neuberger Berman Management
Growth Fund                                          Inc. and managing director of Neuberger Berman,
                                                     LLC since 2002. Prior to that, portfolio manager at
                                                     Northern Trust Company since 1996.

                           Kenneth J. Turek  2003    Vice president of Neuberger Berman Management
                                                     Inc. and managing director of Neuberger Berman,
                                                     LLC since 2002. Prior to that, portfolio manager at
                                                     Northern Trust Company since 1997.

THE INVESTMENT ADVISER AND SUBADVISERS




                          Fund          Manager
Fund                      manager(s)    since   Positions during past five years

Neuberger Berman Mid Cap  David M.      2004    Vice President of Neuberger Berman Management Inc.
Value Fund                DiDomenico            and Neuberger Berman, LLC. He has been an associate
                                                manager of the fund since December 2003 and prior to
                                                that was an analyst dedicated to the fund since 2002. He
                                                held a position at a private equity firm from 1999 to
                                                2002. Prior to 1999 he was an analyst at another
                                                investment firm.

                          Andrew B.     2001    Vice president of Neuberger Berman Management
                          Wellington            Inc. and Neuberger Berman, LLC where he has been
                                                an associate portfolio manager since 2001. From
                                                1996-2001 he was a portfolio manager at another
                                                firm.

Value Equity Fund         Robert K.     2003    The Fund is managed by Mr. Urquhart, a vice
                          Urquhart and          president of OpCap Advisors and managing director
                          Team                  of Oppenheimer Capital since 2000, and OpCap
                                                Advisors' Equity Team, which is comprised of
                                                investment professionals who focus on investments
                                                in large cap equity securities. Mr. Urquhart joined
                                                Oppenheimer Capital in 1999.

Value Managed Fund        Robert K.     2003    Vice President, OpCap Advisors. Managing director
                          Urquhart              and senior portfolio manager, Oppenheimer Capital.
                                                Joined Oppenheimer Capital in 1999.

Value Mid Cap Fund        Nicholas      2004    Vice president, OpCap Advisors. Research analyst,
                          Frelinghuysen         Oppenheimer Capital. Joined Oppenheimer Capital in
                                                1999. Prior to that, equity research analyst at
                                                Donaldson, Lufkin & Jenrette.

                          Louis P.      2000    Vice President, OpCap Advisors. Managing director,
                          Goldstein             Oppenheimer Capital. Joined Oppenheimer Capital in
                                                1991.

Value Small Cap Fund      Mark          2000    Vice president, OpCap Advisors. Senior vice
                          Degenhart             president, Oppenheimer Capital. Joined Oppenheimer
                                                Capital in 1999. Prior to that, director of research and
                                                associate portfolio manager at Palisade Capital
                                                Management (1993-1999).

Blue Chip Mid Cap Fund    Phillip H.    1999    Senior Vice President, Wellington Management
                          Perelmuter            Company, LLP. Joined Wellington Management in
                                                1995.

Investors Foundation Fund Mammen        2001    Vice president, Wellington Management Company,
                          Chally, CFA           LLP since 1998. Mr. Chally has been an investment
                                                professional with Wellington Management since
                                                1996 and joined the firm in 1994.

Select Equity Fund        Maya K.       1999    Vice president, Wellington Management Company,
                          Bittar, CFA           LLP since 1998.

PURCHASE AND REDEMPTION INFORMATION


Initial Class shares of each fund are offered exclusively to insurance company separate accounts.











Buying and Redeeming Initial Class Shares. Each fund sells its Initial Class shares at net asset value (NAV) directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance products. Each fund may suspend the offer of its shares and reserves the right to reject any specific purchase order. A fund may refuse a purchase order if, in the adviser's opinion, the order is of a size that would disrupt the management of a fund.



Insurance company separate accounts that accept orders from contractholders to purchase and redeem Initial Class shares before the close of regular trading on the New York Stock Exchange (the "Exchange") will receive that day's NAV (which will be calculated as of the close of regular trading on the Exchange), provided that the insurance company transmits the orders to the fund prior to the opening of trading on the Exchange on the next business day. If the fund receives orders after the Exchange opens, those orders will receive the next business day's NAV.


Each fund redeems its shares on any business day. Normally, a fund forwards redemption proceeds by bank wire to the redeeming insurance company on the next business day after redemption instructions are received. Under unusual circumstances, a fund may suspend redemptions or postpone payment for up to seven (7) days or longer, as permitted by Federal securities laws.


Excessive and Short-term Trading. The funds are not designed to accommodate excessive or short-term trading, which can disrupt portfolio management strategies and increase fund operating expenses. A fund may reject a purchase order if, in the adviser's opinion, the order is of a size that would disrupt the management of the fund or otherwise represents excessive or short-term trading. Each fund sells its shares to insurance company separate accounts for the purpose of funding variable annuity or variable life insurance contracts. As a result, the funds' ability to monitor trading activity by the owners of such contracts is limited. For specific information about the purchase, redemption and transfer limitation policies that apply to a particular variable annuity or variable life insurance contract, contract owners should review the separate account prospectus prepared by the insurance company for their contracts.


Automatic Transactions. Purchases and redemptions arising out of an automatic transaction under an insurance contract are effected when received by the insurance company in the manner described above. Automatic transactions include investment of net premiums, payment of death benefits, deduction of fees and charges, transfers, surrenders, loans, loan repayments, deductions of interest on loans, lapses, reinstatements, and similar automatic transactions.

Service Class shares of each fund are offered at net asset value. The separate account does not pay a sales charge to buy fund Service Class shares.


Valuation of Shares. Each fund offers its shares at the NAV per Initial Class share of the fund. Each fund calculates its NAV once daily as of the close of regular trading on the Exchange (generally at 4:00 p.m., Eastern time) on each day the Exchange is open. If the Exchange closes early, the funds will accelerate the determination of NAV to the closing time. On any day an international market is closed and the Exchange is open, a fund will normally value its foreign securities, if any, at the prior day's close with the current day's exchange rate.



Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures adopted by the board of trustees. Because international markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when an insurance company cannot buy or sell shares. A fund may value securities at fair value when market quotations are not readily available or the adviser believes that available market quotations do not reasonably represent the securities' actual value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


The funds distribute capital gains and income.

FUND DETAILS




PURCHASE AND REDEMPTION INFORMATION



Dividends and Distributions. Each fund intends to distribute all or substantially all of its net realized capital gains, if any, and net investment income for each taxable year. Money Market Fund and Investment Grade Bond Fund declare dividends from net investment income daily and pay dividends monthly. All funds other than Money Market Fund and Investment Grade Bond Fund declare and pay dividends from net investment income at least annually. Each fund distributes its net realized capital gains, if any, at least annually. The funds expect that an insurance company holding shares on behalf of a contract holder will elect to reinvest dividends and capital gains in additional shares of the fund that paid them. Shares purchased become entitled to dividends as of the first business day following the date of investment.

Taxes. Shares of the funds are held and owned for U.S. federal income tax purposes by life insurance company separate accounts established in connection with variable annuity and variable life insurance contracts, and not by the owners of these variable contracts. Owners of variable contracts should refer to the prospectuses for these contracts for a description of the tax consequences of owning and receiving distributions or other payments relating to these contracts.

Each fund is treated as a separate entity for U.S. federal income tax purposes and intends to elect or has elected to be treated and has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets, and distribution of its income to shareholders. If a fund meets these requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that are distributed.

In addition to the above, each fund also intends to comply with certain diversification requirements relating to the tax-deferred status of variable contracts issued by insurance company separate accounts. More specific information on these diversification requirements is contained in the prospectus for the variable contracts and in the funds' Statement of Additional Information.

A fund's failure to comply with these requirements could cause the holder of a variable contract based on a separate account that invested in whole or in part in that fund to be subject to current taxation of all income accrued on the contract for the current and all prior taxable years, unless the Internal Revenue Service permits correction of the failure, which cannot be assured.




Investments by Variable Product Separate Accounts in Shares of the Funds. Each fund will sell its shares to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. The variable contracts may or may not make investments in all the funds described in this Prospectus.

The interests of owners of different variable contracts investing in a fund could conflict due to differences of tax treatment and other considerations. The Trust currently does not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life contracts. Nevertheless, the Board of Trustees will monitor events to seek to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund's shareholders.

FINANCIAL HIGHLIGHTS


   The financial highlights tables are intended to help you understand the performance of each of the Initial Class shares of the following funds since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table is included in the annual report (available upon request) along with the funds' financial statements and the report of the funds' independent accountants. The annual report was audited by Deloitte & Touche LLP, independent public accountants. Insurance company separate account contract expenses are not reflected in these tables. Had such expenses been added, the performance figures would have been lower.


    Selected data for an Initial Class share outstanding throughout each period:


                                                               All Cap Fund               Investment Grade Bond Fund
                                                          --------------------   -------------------------------------------
                                                                       For the
                                                             Year      Period               Year Ended December 31
                                                            Ended    05/1/02* to -------------------------------------------
                                                          12/31/2003 12/31/2002    2003     2002     2001     2000     1999
                                                          ---------- ----------- -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $ 7.540     $10.000   $ 9.630  $ 9.680  $ 9.600  $ 9.340  $ 9.970
                                                           -------     -------   -------  -------  -------  -------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................    0.040       0.020     0.514    0.538    0.601    0.626    0.576
  Net realized and unrealized gain (loss) on investments.    3.943      (2.462)    0.393   (0.050)   0.079    0.260   (0.630)
                                                           -------     -------   -------  -------  -------  -------  -------
  Total from Investment Operations.......................    3.983      (2.442)    0.907    0.488    0.680    0.886   (0.054)
                                                           -------     -------   -------  -------  -------  -------  -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................   (0.036)     (0.018)   (0.517)  (0.538)  (0.600)  (0.626)  (0.576)
  In excess of net investment income.....................       --          --        --       --       --       --       --
  Net realized gain on investments.......................   (0.037)         --        --       --       --       --       --
  In excess of net realized gain on investments..........       --          --        --       --       --       --       --
  Capital................................................       --          --        --       --       --       --       --
                                                           -------     -------   -------  -------  -------  -------  -------
  Total distributions....................................   (0.073)     (0.018)   (0.517)  (0.538)  (0.600)  (0.626)  (0.576)
                                                           -------     -------   -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD...........................  $11.450     $ 7.540   $10.020  $ 9.630  $ 9.680  $ 9.600  $ 9.340
                                                           =======     =======   =======  =======  =======  =======  =======
TOTAL RETURN(b)..........................................    52.89%     (24.43)%    9.63%    5.23%    7.21%    9.86%   (0.56)%
                                                           =======     =======   =======  =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................  $ 5,082     $ 1,780   $66,335  $67,679  $80,999  $40,376  $18,184
Ratios to average net assets:
  Net expenses(a)........................................     0.90%       0.90%     0.75%    0.75%    0.75%    0.75%    0.75%
  Gross expenses(a)......................................     5.47%       5.73%     0.88%    0.81%    0.95%    1.31%    1.98%
  Net investment income (loss)(a)........................     0.70%       0.41%     5.22%    5.60%    6.11%    6.70%    6.00%
Portfolio turnover rate..................................      150%         67%       57%     144%      92%      69%      78%

--------

*  Commencement of operations


(a) Annualized for periods of less than one year.


(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

   Selected data for an Initial Class share outstanding throughout each period:



                                                                         Money Market Fund
                                                          ----------------------------------------------  --------
                                                                      Year Ended December 31
                                                          ----------------------------------------------  --------
                                                            2003      2002      2001      2000     1999     2003
                                                          --------  --------  --------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  1.000  $  1.000  $  1.000  $ 1.000  $ 1.000  $11.100
                                                          --------  --------  --------  -------  -------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................    0.005     0.011     0.035    0.057    0.045    0.277
  Net realized and unrealized gain (loss) on investments.       --        --        --       --       --    3.713
                                                          --------  --------  --------  -------  -------  -------
  Total from Investment Operations.......................    0.005     0.011     0.035    0.057    0.045    3.990
                                                          --------  --------  --------  -------  -------  -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................   (0.005)   (0.011)   (0.035)  (0.057)  (0.045)      --
  In excess of net investment income.....................       --        --        --       --       --       --
  Net realized gain on investments.......................       --        --        --       --       --       --
  In excess of net realized gain on investments..........       --        --        --       --       --       --
  Capital................................................       --        --        --       --       --       --
                                                          --------  --------  --------  -------  -------  -------
  Total distributions....................................   (0.005)   (0.011)   (0.035)  (0.057)  (0.045)      --
                                                          --------  --------  --------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD........................... $  1.000  $  1.000  $  1.000  $ 1.000  $ 1.000  $15.090
                                                          ========  ========  ========  =======  =======  =======
TOTAL RETURN(b)..........................................     0.55%     1.12%     3.59%    5.90%    4.63%   35.95%
                                                          ========  ========  ========  =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $113,004  $149,363  $116,946  $41,279  $13,971  $78,695
Ratios to average net assets:
  Net expenses(a)........................................     0.65%     0.65%     0.65%    0.65%    0.65%    1.25%
  Gross expenses(a)......................................     0.65%     0.65%     0.74%    1.22%    2.70%    1.26%
  Net investment income (loss)(a)........................     0.56%     1.11%     3.16%    5.83%    4.69%    4.54%
Portfolio turnover rate..................................      N/A       N/A       N/A      N/A      N/A       42%


                                                                Real Estate Fund
                                                          -----------------------------------
                                                             Year Ended December 31
                                                          -----------------------------------
                                                            2002     2001     2000     1999
                                                          -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $11.850  $11.250  $ 8.940  $ 9.850
                                                          -------  -------  -------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   0.496    0.629    0.388    0.477
  Net realized and unrealized gain (loss) on investments.  (0.036)   0.772    2.402   (0.888)
                                                          -------  -------  -------  -------
  Total from Investment Operations.......................   0.460    1.401    2.790   (0.411)
                                                          -------  -------  -------  -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................  (0.463)  (0.618)  (0.417)  (0.447)
  In excess of net investment income.....................      --       --       --       --
  Net realized gain on investments.......................  (0.583)  (0.183)  (0.054)      --
  In excess of net realized gain on investments..........  (0.070)      --   (0.009)      --
  Capital................................................  (0.094)      --       --   (0.052)
                                                          -------  -------  -------  -------
  Total distributions....................................  (1.210)  (0.801)  (0.480)  (0.499)
                                                          -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD........................... $11.100  $11.850  $11.250  $ 8.940
                                                          =======  =======  =======  =======
TOTAL RETURN(b)..........................................    4.04%   12.58%   31.30%   (3.98)%
                                                          =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $44,310  $25,824  $17,162  $ 6,089
Ratios to average net assets:
  Net expenses(a)........................................    1.25%    1.25%    1.25%    1.25%
  Gross expenses(a)......................................    1.41%    1.68%    2.67%    3.39%
  Net investment income (loss)(a)........................    5.51%    5.60%    6.13%    6.09%
Portfolio turnover rate..................................      49%      25%      15%      13%

--------

(a) Annualized for periods of less than one year.


(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

   Selected data for an Initial Class share outstanding throughout each period:



                                                                                          Alger Income &
                                                              Alger Growth Fund             Growth Fund
                                                          ------------------------   -----------------------
                                                                      For the Period            For the Period
                                                          Year Ended   04/1/02* to   Year Ended  04/1/02* to
                                                          12/31/2003    12/31/2002   12/31/2003   12/31/2002
                                                          ----------  -------------- ---------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $ 7.120       $10.000      $ 7.360      $10.000
                                                           -------       -------      -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   (0.007)        0.006        0.042        0.021
  Net realized and unrealized gain (loss) on investments.    2.447        (2.880)       2.190       (2.640)
                                                           -------       -------      -------      -------
  Total from Investment Operations.......................    2.440        (2.874)       2.232       (2.619)
                                                           -------       -------      -------      -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................      -- (c)     (0.006)      (0.042)      (0.021)
  In excess of net investment income.....................       --            --           --           --
  Net realized gain on investments.......................       --            --           --           --
  In excess of net realized gain on investments..........       --            --           --           --
  Capital................................................       --            --           --           --
                                                           -------       -------      -------      -------
  Total distributions....................................   (0.000)       (0.006)      (0.042)      (0.021)
                                                           -------       -------      -------      -------
NET ASSET VALUE, END OF PERIOD...........................  $ 9.560       $ 7.120      $ 9.550      $ 7.360
                                                           =======       =======      =======      =======
TOTAL RETURN(b)..........................................    34.27%       (28.74)%      30.34%      (26.20)%
                                                           =======       =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................  $12,120       $ 7,680      $ 8,986      $ 6,206
Ratios to average net assets:
  Net expenses(a)........................................     0.90%         0.90%        0.80%        0.80%
  Gross expenses(a)......................................     2.38%         3.12%        2.65%        3.32%
  Net investment income (loss)(a)........................    (0.10)%        0.14%        0.56%        0.45%
Portfolio turnover rate..................................      161%          217%         176%         223%


                                                                 Alger Small
                                                             Capitalization Fund
                                                          -----------------------
                                                                     For the Period
                                                          Year Ended  04/1/02* to
                                                          12/31/2003   12/31/2002
                                                          ---------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $ 7.610      $10.000
                                                           -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   (0.057)      (0.026)
  Net realized and unrealized gain (loss) on investments.    3.367       (2.364)
                                                           -------      -------
  Total from Investment Operations.......................    3.310       (2.390)
                                                           -------      -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................       --           --
  In excess of net investment income.....................       --           --
  Net realized gain on investments.......................       --           --
  In excess of net realized gain on investments..........       --           --
  Capital................................................       --           --
                                                           -------      -------
  Total distributions....................................       --           --
                                                           -------      -------
NET ASSET VALUE, END OF PERIOD...........................  $10.920      $ 7.610
                                                           =======      =======
TOTAL RETURN(b)..........................................    43.50%      (23.90)%
                                                           =======      =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................  $ 6,891      $ 3,822
Ratios to average net assets:
  Net expenses(a)........................................     1.00%        1.00%
  Gross expenses(a)......................................     3.94%        5.16%
  Net investment income (loss)(a)........................    (0.77)%      (0.68)%
Portfolio turnover rate..................................      169%         107%

--------

*  Commencement of operations


(a) Annualized for periods of less than one year.


(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.


(c) Amount is less than $0.001 per share.

   Selected data for an Initial Class share outstanding throughout each period:



                                                                     Davis Financial Fund
                                                          ------------------------------------------
                                                             Year Ended December 31    For the Period
                                                          --------------------------    7/17/00* to
                                                            2003     2002      2001      12/31/2000
                                                          -------  -------   -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 8.540  $10.490   $11.320      $10.000
                                                          -------  -------   -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   0.068    0.040     0.015        0.013
  Net realized and unrealized gain (loss) on investments.   2.866   (1.975)   (0.757)       1.325
                                                          -------  -------   -------      -------
  Total from Investment Operations.......................   2.934   (1.935)   (0.742)       1.338
                                                          -------  -------   -------      -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................  (0.044)  (0.015)       --       (0.013)
  In excess of net investment income.....................      --       --        --           --
  Net realized gain on investments.......................      --       --    (0.088)      (0.005)
  In excess of net realized gain on investments..........      --       --        --           --
  Capital................................................      --       --        --           --
                                                          -------  -------   -------      -------
  Total distributions....................................  (0.044)  (0.015)   (0.088)      (0.018)
                                                          -------  -------   -------      -------
NET ASSET VALUE, END OF PERIOD........................... $11.430  $ 8.540   $10.490      $11.320
                                                          =======  =======   =======      =======
TOTAL RETURN(b)..........................................   34.42%  (18.45)%   (6.57)%      13.39%
                                                          =======  =======   =======      =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $ 8,982  $ 7,884   $10,153      $ 4,729
Ratios to average net assets:
  Net expenses(a)........................................    0.90%    0.90%     0.90%        0.90%
  Gross expenses(a)......................................    2.36%    2.09%     2.72%        5.50%
  Net investment income (loss)(a)........................    0.63%    0.39%     0.20%        0.35%
Portfolio turnover rate..................................      17%      56%       35%           1%


                                                                    Davis Venture Value Fund
                                                          ----------------------------------------
                                                             Year Ended December 31     For the Period
                                                          ---------------------------    7/17/00* to
                                                            2003      2002      2001      12/31/2000
                                                          -------  -------    -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 7.320  $ 8.740    $ 9.830      $10.000
                                                          -------  -------    -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   0.065    0.054      0.049        0.028
  Net realized and unrealized gain (loss) on investments.   2.161   (1.474)    (1.092)      (0.172)(c)
                                                          -------  -------    -------      -------
  Total from Investment Operations.......................   2.226   (1.420)    (1.043)      (0.144)
                                                          -------  -------    -------      -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................  (0.046)     -- (d)  (0.047)      (0.026)
  In excess of net investment income.....................      --       --         --           --
  Net realized gain on investments.......................      --       --         --           --
  In excess of net realized gain on investments..........      --       --         --           --
  Capital................................................      --       --         --           --
                                                          -------  -------    -------      -------
  Total distributions....................................  (0.046)      --     (0.047)      (0.026)
                                                          -------  -------    -------      -------
NET ASSET VALUE, END OF PERIOD........................... $ 9.500  $ 7.320    $ 8.740      $ 9.830
                                                          =======  =======    =======      =======
TOTAL RETURN(b)..........................................   30.50%  (16.24)%   (10.61)%      (1.42)%
                                                          =======  =======    =======      =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $44,215  $32,194    $32,110      $12,611
Ratios to average net assets:
  Net expenses(a)........................................    0.90%    0.90%      0.90%        0.90%
  Gross expenses(a)......................................    1.19%    1.21%      1.28%        3.20%
  Net investment income (loss)(a)........................    0.86%    0.71%      0.51%        1.08%
Portfolio turnover rate..................................       7%      26%        84%           0%

--------

*  Commencement of operations


(a) Annualized for periods of less than one year.


(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.


(c) The amount shown for a share outstanding does not correspond with aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.


(d) Amount is less than .001 per share.

   Selected data for an Initial Class share outstanding throughout each period:



                                                               Neuberger Berman Mid Cap           Neuberger Berman Mid Cap
                                                                     Growth Fund                         Value Fund
                                                          --------------------------------   --------------------------------
                                                              Year Ended                         Year Ended
                                                              December 31     For the Period     December 31     For the Period
                                                          -----------------    05/01/01* to  ----------------     05/01/01* to
                                                            2003      2002      12/31/2001     2003      2002      12/31/2001
                                                          ------    -------   -------------- -------  -------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $6.190    $ 8.740      $10.000     $ 8.910  $ 9.860       $10.000
                                                          ------    -------      -------     -------  -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................    -- (c)  (0.055)      (0.023)      0.011    0.011         0.032
  Net realized and unrealized gain (loss) on investments.  1.800     (2.495)      (1.237)      3.228   (0.950)       (0.140)
                                                          ------    -------      -------     -------  -------       -------
  Total from Investment Operations.......................  1.800     (2.550)      (1.260)      3.239   (0.939)       (0.108)
                                                          ------    -------      -------     -------  -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................     --         --           --      (0.009)  (0.010)       (0.032)
  In excess of net investment income.....................     --         --           --          --      -- (c)         --
  Net realized gain on investments.......................     --         --           --          --       --            --
  In excess of net realized gain on investments..........     --         --           --          --       --            --
  Capital................................................     --         --           --          --       --            --
                                                          ------    -------      -------     -------  -------       -------
  Total distributions....................................     --         --           --      (0.009)  (0.011)       (0.032)
                                                          ------    -------      -------     -------  -------       -------
NET ASSET VALUE, END OF PERIOD........................... $7.990    $ 6.190      $ 8.740     $12.140  $ 8.910       $ 9.860
                                                          ======    =======      =======     =======  =======       =======
TOTAL RETURN(b)..........................................  29.08%    (29.26)%     (12.60)%     36.35%   (9.53)%       (1.08)%
                                                          ======    =======      =======     =======  =======       =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $6,867    $ 4,182      $ 4,235     $ 9,675  $ 6,819       $ 3,515
Ratios to average net assets:
  Net expenses(a)........................................   1.10%      1.10%        1.10%       1.10%    1.10%         1.10%
  Gross expenses(a)......................................   3.61%      4.06%        5.84%       2.71%    3.38%         7.47%
  Net investment income (loss)(a)........................  (0.84)%    (0.84)%      (0.53)%      0.11%    0.14%         0.69%
Portfolio turnover Rate..................................    146%       163%          63%         74%      74%          108%



                                                                        Value Equity Fund
                                                          --------------------------------------------

                                                              Year Ended December 31     For the Period
                                                          ---------------------------     7/17/00* to
                                                            2003      2002       2001      12/31/2000
                                                          -------  -------    -------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 7.520  $10.470    $11.290       $10.000
                                                          -------  -------    -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   0.072    0.075      0.057         0.036
  Net realized and unrealized gain (loss) on investments.   2.390   (2.950)    (0.344)        1.297
                                                          -------  -------    -------       -------
  Total from Investment Operations.......................   2.462   (2.875)    (0.287)        1.333
                                                          -------  -------    -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................  (0.072)  (0.075)    (0.057)       (0.038)
  In excess of net investment income.....................      --      -- (c)     -- (c)         --
  Net realized gain on investments.......................      --       --     (0.265)           --
  In excess of net realized gain on investments..........      --       --     (0.211)       (0.005)
  Capital................................................      --       --         --            --
                                                          -------  -------    -------       -------
  Total distributions....................................  (0.072)  (0.075)    (0.533)       (0.043)
                                                          -------  -------    -------       -------
NET ASSET VALUE, END OF PERIOD........................... $ 9.910  $ 7.520    $10.470       $11.290
                                                          =======  =======    =======       =======
TOTAL RETURN(b)..........................................   32.76%  (27.47)%    (2.53)%       13.35%
                                                          =======  =======    =======       =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $ 8,718  $ 6,453    $ 6,926       $ 2,579
Ratios to average net assets:
  Net expenses(a)........................................    0.90%    0.90%      0.90%         0.90%
  Gross expenses(a)......................................    2.63%    2.72%      3.97%         7.65%
  Net investment income (loss)(a)........................    0.88%    0.92%      0.75%         0.81%
Portfolio turnover Rate..................................      92%      71%        72%           38%

--------

*  Commencement of operations


(a) Annualized for periods of less than one year.


(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.


(c) Amount is less than $0.001 per share.

   Selected data for an Initial Class share outstanding throughout each period:



                                                        Value Managed Fund
                                           ------------------------------------------
                                               Year Ended December 31     For the Period
                                           ---------------------------     7/17/00* to
                                             2003      2002       2001      12/31/2000
                                           -------  -------    -------    --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD................................... $ 8.170  $10.490    $11.300       $10.000
                                           -------  -------    -------       -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)............   0.074    0.073      0.075         0.085
  Net realized and unrealized gain (loss)
   on investments.........................   2.300   (2.320)    (0.763)        1.300
                                           -------  -------    -------       -------
  Total from Investment Operations........   2.374   (2.247)    (0.688)        1.385
                                           -------  -------    -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment income...................  (0.074)  (0.073)    (0.075)       (0.085)
  In excess of net investment income......      --      -- (c)     -- (c)        -- (c)
  Net realized gain on investments........      --       --     (0.047)           --
  In excess of net realized gain on
   investments............................      --       --         --            --
  Capital.................................      --       --         --            --
                                           -------  -------    -------       -------
  Total distributions.....................  (0.074)  (0.073)    (0.122)       (0.085)
                                           -------  -------    -------       -------
NET ASSET VALUE, END OF PERIOD............ $10.470  $ 8.170    $10.490       $11.300
                                           =======  =======    =======       =======
TOTAL RETURN(b)...........................   29.07%  (21.43)%    (6.08)%       13.88%
                                           =======  =======    =======       =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period (000's)......... $ 5,561  $ 4,367    $ 4,629       $ 2,397
Ratios to average net assets:
  Net expenses(a).........................    0.90%    0.90%      0.90%         0.90%
  Gross expenses(a).......................    3.42%    3.55%      4.68%         7.84%
  Net investment income (loss)(a).........    0.83%    0.83%      0.88%         1.80%
Portfolio turnover rate...................      91%      55%        54%           32%


                                                       Value Mid Cap Fund
                                           ---------------------------------------
                                             Year Ended December 31    For the Period
                                           --------------------------   7/17/00* to
                                             2003     2002      2001     12/31/2000
                                           -------  -------   -------  --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD................................... $10.320  $10.980   $10.290     $10.000
                                           -------  -------   -------     -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)............   0.004    0.006     0.016       0.021
  Net realized and unrealized gain (loss)
   on investments.........................   3.294   (0.660)    0.688       0.312
                                           -------  -------   -------     -------
  Total from Investment Operations........   3.298   (0.654)    0.704       0.333
                                           -------  -------   -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment income...................  (0.003)  (0.006)   (0.014)     (0.021)
  In excess of net investment income......      --       --        --         -- (c)
  Net realized gain on investments........  (0.725)      --        --          --
  In excess of net realized gain on
   investments............................      --       --        --      (0.022)
  Capital.................................      --       --        --          --
                                           -------  -------   -------     -------
  Total distributions.....................  (0.728)  (0.006)   (0.014)     (0.043)
                                           -------  -------   -------     -------
NET ASSET VALUE, END OF PERIOD............ $12.890  $10.320   $10.980     $10.290
                                           =======  =======   =======     =======
TOTAL RETURN(b)...........................   32.04%   (5.95)%    6.84%       3.37%
                                           =======  =======   =======     =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period (000's)......... $20,582  $15,682   $15,040     $ 8,122
Ratios to average net assets:
  Net expenses(a).........................    1.00%    1.00%     1.00%       1.00%
  Gross expenses(a).......................    1.64%    1.71%     1.70%       4.27%
  Net investment income (loss)(a).........    0.03%    0.06%     0.12%       0.71%
Portfolio turnover rate...................      88%     104%      158%         36%


                                                       Value Small Cap Fund
                                           -------------------------------------------
                                              Year Ended December 31     For the Period
                                           --------------------------     7/17/00* to
                                             2003     2002       2001      12/31/2000
                                           -------  -------   -------    --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD................................... $ 9.940  $12.820   $11.930       $10.000
                                           -------  -------   -------       -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)............  (0.003)   0.012    (0.005)        0.065
  Net realized and unrealized gain (loss)
   on investments.........................   4.139   (2.640)    1.062         2.109
                                           -------  -------   -------       -------
  Total from Investment Operations........   4.136   (2.628)    1.057         2.174
                                           -------  -------   -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment income...................  (0.006)      --       -- (c)     (0.065)
  In excess of net investment income......      --       --    (0.002)       (0.001)
  Net realized gain on investments........      --   (0.220)   (0.165)       (0.178)
  In excess of net realized gain on
   investments............................      --   (0.032)       --            --
  Capital.................................      --       --        --            --
                                           -------  -------   -------       -------
  Total distributions.....................  (0.006)  (0.252)   (0.167)       (0.244)
                                           -------  -------   -------       -------
NET ASSET VALUE, END OF PERIOD............ $14.070  $ 9.940   $12.820       $11.930
                                           =======  =======   =======       =======
TOTAL RETURN(b)...........................   41.62%  (20.61)%    8.91%        21.91%
                                           =======  =======   =======       =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period (000's)......... $71,827  $44,282   $22,140       $ 5,973
Ratios to average net assets:
  Net expenses(a).........................    1.00%    1.00%     1.00%         1.00%
  Gross expenses(a).......................    1.12%    1.34%     2.06%         5.02%
  Net investment income (loss)(a).........    0.13%    0.18%    (0.08)%        1.83%
Portfolio turnover rate...................     144%     136%      138%           42%

--------

*  Commencement of operations


(a) Annualized for periods of less than one year.


(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.


(c) Amount is less than $0.001 per share.

   Selected data for an Initial Class share outstanding throughout each period:



                                                                          Blue Chip Mid Cap Fund
                                                          ----------------------------------------------------   --------
                                                                  Year Ended December 31          For the Period
                                                          -------------------------------------     9/1/99* to   --------
                                                            2003      2002      2001      2000      12/31/1999     2003
                                                          -------   -------   -------   -------   -------------- -------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $11.470   $13.480   $13.930   $12.300      $10.000     $ 6.670
                                                          -------   -------   -------   -------      -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................  (0.011)   (0.024)   (0.022)   (0.018)          --       0.057
  Net realized and unrealized gain (loss) on investments.   4.151    (1.986)   (0.428)    2.994        2.683       1.890
                                                          -------   -------   -------   -------      -------     -------
  Total from Investment Operations.......................   4.140    (2.010)   (0.450)    2.976        2.683       1.947
                                                          -------   -------   -------   -------      -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................      --        --        --        --           --      (0.057)
  In excess of net investment income.....................      --        --        --        --           --          --
  Net realized gain on investments.......................      --        --        --    (0.968)      (0.383)         --
  In excess of net realized gain on investments..........      --        --        --    (0.378)          --          --
  Capital................................................      --        --        --        --           --          --
                                                          -------   -------   -------   -------      -------     -------
  Total distributions....................................      --        --        --    (1.346)      (0.383)     (0.057)
                                                          -------   -------   -------   -------      -------     -------
NET ASSET VALUE, END OF PERIOD........................... $15.610   $11.470   $13.480   $13.930      $12.300     $ 8.560
                                                          =======   =======   =======   =======      =======     =======
TOTAL RETURN(b)..........................................   36.09%   (14.91)%   (3.23)%   24.96%       27.07%      29.20%
                                                          =======   =======   =======   =======      =======     =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $75,669   $53,506   $52,357   $37,593      $ 6,780     $ 7,679
Ratios to average net assets:
  Net expenses(a)........................................    1.00%     1.00%     1.00%     1.00%        1.00%       0.90%
  Gross expenses(a)......................................    1.14%     1.17%     1.26%     1.96%        4.11%       2.94%
  Net investment income (loss)(a)........................   (0.09)%   (0.21)%   (0.17)%   (0.26)%      (0.16)%      0.77%
Portfolio turnover rate..................................      76%       90%      125%      138%          51%         83%


                                                                 Investors Foundation Fund
                                                          ----------------------------------------------
                                                           Year Ended December 31         For the Period
                                                          -----------------------------     9/1/99* to
                                                            2002       2001       2000      12/31/1999
                                                          -------   -------    -------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 8.920   $ 9.720    $11.190       $10.000
                                                          -------   -------    -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   0.036     0.029      0.017         0.015
  Net realized and unrealized gain (loss) on investments.  (2.251)   (0.800)    (0.708)        1.197
                                                          -------   -------    -------       -------
  Total from Investment Operations.......................  (2.215)   (0.771)    (0.691)        1.212
                                                          -------   -------    -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................  (0.035)   (0.029)    (0.017)       (0.015)
  In excess of net investment income.....................      --       -- (c)     -- (c)         --
  Net realized gain on investments.......................      --        --     (0.495)       (0.007)
  In excess of net realized gain on investments..........      --        --     (0.267)           --
  Capital................................................      --        --         --            --
                                                          -------   -------    -------       -------
  Total distributions....................................  (0.035)   (0.029)    (0.779)       (0.022)
                                                          -------   -------    -------       -------
NET ASSET VALUE, END OF PERIOD........................... $ 6.670   $ 8.920    $ 9.720       $11.190
                                                          =======   =======    =======       =======
TOTAL RETURN(b)..........................................  (24.84)%   (7.93)%    (5.94)%       12.13%
                                                          =======   =======    =======       =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $ 6,074   $ 6,658    $ 5,653       $ 3,867
Ratios to average net assets:
  Net expenses(a)........................................    0.90%     0.90%      0.90%         0.90%
  Gross expenses(a)......................................    2.89%     3.34%      3.99%         5.12%
  Net investment income (loss)(a)........................    0.49%     0.34%      0.18%         0.46%
Portfolio turnover rate..................................      92%      119%        82%           31%

--------

*  Commencement of operations


(a) Annualized for periods of less than one year.


(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.


(c) Amount is less than $0.001 per share

   Selected data for an Initial Class share outstanding throughout each period:



                                                                            Select Equity Fund
                                                          ----------------------------------------------------
                                                                  Year Ended December 31          For the Period
                                                          ------------------------------------      9/1/99* to
                                                            2003     2002      2001       2000      12/31/1999
                                                          -------  -------   -------   -------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 6.610  $ 9.140   $10.970   $12.640       $10.000
                                                          -------  -------   -------   -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   0.026    0.006     0.045     0.005            --
  Net realized and unrealized gain (loss) on investments.   2.021   (2.525)   (1.824)   (1.251)        2.640
                                                          -------  -------   -------   -------       -------
  Total from Investment Operations.......................   2.047   (2.519)   (1.779)   (1.246)        2.640
                                                          -------  -------   -------   -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................  (0.025)  (0.010)   (0.051)   (0.005)           --
  In excess of net investment income.....................  (0.002)  (0.001)       --       -- (c)         --
  Net realized gain on investments.......................      --       --        --    (0.123)           --
  In excess of net realized gain on investments..........      --       --        --    (0.296)           --
  Capital................................................      --       --        --        --            --
                                                          -------  -------   -------   -------       -------
  Total distributions....................................  (0.027)  (0.011)   (0.051)   (0.424)           --
                                                          -------  -------   -------   -------       -------
NET ASSET VALUE, END OF PERIOD........................... $ 8.630  $ 6.610   $ 9.140   $10.970       $12.640
                                                          =======  =======   =======   =======       =======
TOTAL RETURN(b)..........................................   30.98%  (27.56)%  (16.22)%   (9.71)%       26.40%
                                                          =======  =======   =======   =======       =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $10,764  $ 8,401   $11,448   $14,848       $ 5,140
Ratios to average net assets:
  Net expenses(a)........................................    0.90%    0.90%     0.90%     0.90%         0.90%
  Gross expenses(a)......................................    2.23%    2.19%     1.50%     2.44%         4.25%
  Net Investment income (loss)(a)........................    0.34%    0.08%     0.31%     0.07%        (0.06)%
Portfolio turnover rate..................................      89%     144%      263%      271%           51%

--------

*  Commencement of operations


(a) Annualized for periods of less than one year.


(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.


(c) Amount is less than $0.001 per share

                                  APPENDIX A
              Prior Performance Information for Similar Accounts

                            Managed by the Adviser







The following tables reflect data supplied by the adviser relating to the performance of all fee paying, fully discretionary portfolios using strategies similar to the funds', with certain exceptions identified below. These portfolios have investment objectives, policies and strategies substantially similar, but not necessarily identical, to those of the funds.


Performance of each composite is not that of the corresponding fund, is not a substitute for the corresponding fund's performance and does not predict a fund's performance results, which may differ from the composite's results. The personnel who managed accounts comprising the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the relevant fund.


Each composite's performance is shown net of actual expenses of the underlying accounts. The performance data has not been adjusted to reflect any of the charges assessed against insurance company separate accounts or variable life insurance or variable annuity products for which these funds serve as investment vehicles. In each case, the performance data shown would have been lower had these charges been reflected. In addition, the projected expenses for the Sun Capital funds have, at times, been higher than the expenses of the underlying accounts in the composite. Had Sun Capital fund expenses been used, the performance data would have been lower.



Since these composite results were not calculated for mutual funds, they are not based on SEC mutual fund performance standards. Performance calculations based on SEC mutual fund performance standards would have been different. All investment results shown in the tables assume the reinvestment of dividends. Investors should compare the Sun Capital fund performance results set forth under "The Funds' Goals, Strategies and Risks" to the performance data shown in this appendix for the corresponding composite in the same time period.


Unlike mutual funds, private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the "1940 Act") and the Code. Complying with these regulatory requirements may have an adverse effect on each fund's performance relative to that of a composite in which all or some accounts are not subject to such requirements. Similarly, private accounts generally do not experience the same types of cash inflows and outflows as mutual funds and generally do not hold significant cash for liquidity purposes.

Sun Capital Advisers, Inc.

Sun Capital's Prior Performance for Similar Accounts.


The following tables reflect the performance of Sun Capital's "Equity Composite" and "Real Estate Composite" strategy. As of December 31, 2003, the Equity Composite strategy consisted of six accounts, having total assets of $405.5 million representing 99% of equity account assets under management, and the Real Estate Composite strategy consisted of three accounts, having total assets of $187.3 million representing 95% of real estate account assets under management.

Sun Capital Equity Composite Performance

(comparison composite for Sun Capital All Cap Fund)


                                                     Average Annual Total Returns
                                              -----------------------------------------
                                                (for periods ended December 31, 2003)
                                                                        Since Inception
                                              1 Year 3 Years  5 Years  (January 1, 1996)
                                              ------ -------  -------  -----------------
Equity Composite............................. 48.66%   6.32%    6.50%        12.34%
S&P 500 Index*............................... 28.68%  (4.05)%  (0.57)%        9.38%
Lipper VA-UF Multi-Cap Value Funds Average*.. 31.54%   4.62%    8.33%        11.37%



                                        Year by Year Total Returns
                       ------------------------------------------------------------
                                  (for 1-year periods ended December 31)
                        1996   1997   1998   1999    2000     2001     2002    2003
                       -----  -----  -----  -----  ------   ------   ------   -----
Equity Composite...... 20.36% 26.36% 21.72%  8.29%   5.27%   16.37%  (30.52)% 48.66%
S&P 500 Index*........ 22.96% 33.36% 28.58% 21.04%  (9.10)% (11.89)% (22.10)% 28.68%
Lipper VA-UF Multi-Cap
  Value Funds Average* 16.29% 27.90%  6.64%  6.16% 22.70 %    7.44%  (18.97)% 31.54%


Sun Capital Real Estate Composite Performance

(comparison composite for Sun Capital Real Estate Fund)


                                              Average Annual Total Returns             Since
                                              ------------------------------         Inception
                                              (for periods ended December 31, 2003) (January 1,
                                              1 Year          3 Years    5 Years       1997)
                                              ------          -------    -------    -----------
Real Estate Composite........................ 37.38%           18.28%     16.40%       12.84%
Morgan Stanley REIT Index*................... 36.74%           16.94%     14.12%        9.66%
Lipper VA-UF Real Estate Funds Average*...... 36.50%           14.73%     13.44%        9.58%



                                                          Year by Year Total Returns
                                              -------------------------------------------------
                                                    (for 1-year periods ended December 31)
                                               1997    1998    1999    2000   2001  2002   2003
                                              -----  ------   -----   -----  -----  ----  -----
Real Estate Composite........................ 17.70%  (7.39)% (2.70)% 32.69% 13.43% 6.20% 37.38%
Morgan Stanley REIT Index*................... 18.58% (16.90)% (4.55)% 26.81% 12.83% 3.64% 36.74%
Lipper VA-UF Real Estate Funds Average*...... 20.11% (15.90)% (2.79)% 27.95%  7.77% 2.66% 36.50%

--------
* A description of this index is located at the end of this appendix.

Composite performance is computed using an asset-weighted rate of return for each account, weighted for the relative size of each account using beginning of period values. The performance of the Sun Capital Composites reflect the deduction of all actual operating expenses of the underlying accounts in the composite. At December 31, 2003, 96% of the account assets in the Equity Composite and 59% of the account assets in the Real Estate Composite were managed for an affiliate of the adviser. The account fees for these accounts were substantially lower than those the adviser would charge a third party client for the same services. Accordingly, on an asset-weighted basis, the overall expenses reflected in the composite were significantly lower than those of the Sun Capital Funds. Had they been in existence for the same time period as the composite, the Sun Capital Funds would likely have experienced worse performance during the same time periods because of the significant difference in fees. Composite performance results were calculated, in all material respects, in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), retroactively for all periods. AIMR has not been involved with the preparation or review of this report.

Description of Indices



The Lipper Variable Annuity Underlying Multi-Cap Value Funds Average is a composite return of funds that invest primarily in equity securities within a variety of market capitalization ranges without concentrating on 75% of this equity assets in any one market capitalization range over an extended period of time.

The Lipper Variable Annuity Underlying Real Estate Funds Average is a composite return of funds that invest primarily in equity securities of companies engaged in the real estate industry.

The Morgan Stanley REIT Index is a total-return index comprising the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.





The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

ADDITIONAL INFORMATION


   The statement of additional information (SAI) provides more detailed information about the funds and is incorporated into this prospectus by reference. Additional information about the funds' investments is available in the Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. You may obtain free copies of the SAI and the annual and semi-annual reports, request other information and discuss questions about the funds by contacting your agent, or the funds at:

                               Sun Capital Advisers Trust
                               One Sun Life Executive Park
                               Wellesley Hills, MA 02481

                               Telephone: 1-800-432-1102 x1780



 Investment Adviser                                Administrator, Custodian

 Sun Capital Advisers, Inc.                        State Street Bank & Trust Company

 Principal Underwriter                             Legal Counsel

 Clarendon Insurance Agency, Inc.                  Hale and Dorr LLP

 Independent Public Accountants

 Deloitte & Touche LLP


   You can review and copy information about the funds (including the SAI) at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at the number listed below. You can get text-only copies for a duplicating fee by writing or sending an electronic request:

                       Securities and Exchange Commission
                       Public Reference Section
                       Washington, D.C. 20549-0102
                       e-mail: publicinfo@sec.gov

                       Telephone: 1-202-942-8090
                       Free from the EDGAR Database on the SEC's
                       Internet website: http://www.sec.gov

                          SUN CAPITAL ADVISERS TRUST

   Investment Company Act file no. 811-08879

                         SUN CAPITAL ADVISERS TRUST(R)
                           Prospectus April 30, 2004

--------------------------------------------------------------------------------


[LOGO] Sun Life Financial/R/

                                                    Sun Capital(R) All Cap Fund
                                      Sun Capital Investment Grade Bond Fund(R)
                                               Sun Capital Money Market Fund(R)
                                                Sun Capital Real Estate Fund(R)
                                                       SC/SM/ Alger Growth Fund
                                              SC/SM/ Alger Income & Growth Fund
                                         SC/SM/ Alger Small Capitalization Fund
                                                    SC/SM/ Davis Financial Fund
                                                SC/SM/ Davis Venture Value Fund
                                    SC/SM/ Neuberger Berman Mid Cap Growth Fund
                                     SC/SM/ Neuberger Berman Mid Cap Value Fund
                                                       SC/SM/ Value Equity Fund
                                                      SC/SM/ Value Managed Fund
                                                      SC/SM/ Value Mid Cap Fund
                                                    SC/SM/ Value Small Cap Fund
                                                  SC/SM/ Blue Chip Mid Cap Fund
                                               SC/SM/ Investors Foundation Fund
                                                      SC/SM/ Select Equity Fund


                                                           Service Class Shares


                    The Securities and Exchange Commission has not approved any fund's shares as an investment or determined whether this
                       prospectus is accurate or complete. Anyone who tells you
                                               otherwise is committing a crime.

                               To obtain a free copy of the funds' Statement of
                      Additional Information, dated April 30, 2004, or the most
                       recent copy of the Annual Report to Shareholders, please
                                            contact your agent or the funds at:

                                                     Sun Capital Advisers Trust
                                                    One Sun Life Executive Park
                                                      Wellesley Hills, MA 02481
                                                 Telephone 1-800-432-1102 x1780

Sun Capital Advisers, Inc.(R), a member of the Sun Life Financial group of companies, serves as investment adviser to the Sun Capital Advisers Trust.

TABLE OF CONTENTS



             OVERVIEW OF FUNDS................................ -ii-

             THE FUNDS' GOALS, STRATEGIES AND RISKS...........    1
                  Sun Capital All Cap Fund....................    1
                  Sun Capital Investment Grade Bond Fund......    3
                  Sun Capital Money Market Fund...............    5
                  Sun Capital Real Estate Fund................    7
                  SC Alger Growth Fund........................    9
                  SC Alger Income & Growth Fund...............   11
                  SC Alger Small Capitalization Fund..........   13
                  SC Davis Financial Fund.....................   15
                  SC Davis Venture Value Fund.................   17
                  SC Neuberger Berman Mid Cap Growth Fund.....   19
                  SC Neuberger Berman Mid Cap Value Fund......   21
                  SC Value Equity Fund........................   23
                  SC Value Managed Fund.......................   25
                  SC Value Mid Cap Fund.......................   27
                  SC Value Small Cap Fund.....................   29
                  SC Blue Chip Mid Cap Fund...................   31
                  SC Investors Foundation Fund................   33
                  SC Select Equity Fund.......................   35

             EXPENSE SUMMARY..................................   37

             MORE ABOUT THE FUNDS' INVESTMENTS................   39

             THE INVESTMENT ADVISER AND SUBADVISERS...........   43
                  About the Adviser...........................   43
                  About Davis Advisors........................   45
                  About Fred Alger Management, Inc............   45
                  About Neuberger Berman Management Inc.......   45
                  About OpCap Advisors........................   45
                  About Wellington Management Company, LLP....   46
                  About the Portfolio Managers................   46

             PURCHASE AND REDEMPTION INFORMATION..............   49
                  Buying and Redeeming Service Class Shares...   49
                  Excessive and Short-term Trading............   49
                  Automatic Transactions......................   49
                  Valuation of Shares.........................   49
                  Dividends and Distributions.................   49
                  Taxes.......................................   50

             FUND DETAILS.....................................   50

             FINANCIAL HIGHLIGHTS.............................   51

             APPENDIX A.......................................  A-1


Although Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

OVERVIEW OF FUNDS


ADVISER           All of the funds are managed by Sun Capital Advisers, Inc.
                  The adviser is an indirect, wholly-owned subsidiary of Sun Life Financial Inc., a diversified financial services organization with total assets under management at December 31, 2003 of $278.1 billion.

FUNDS Shares of the funds are available exclusively for variable annuity and variable life insurance products. Variable annuity and variable life contract owners should also review the separate account prospectus prepared by the insurance company for their contracts.

Sun Capital All Cap Fund               SC Neuberger Berman Mid Cap Growth Fund
Sun Capital Investment Grade Bond Fund SC Neuberger Berman Mid Cap Value Fund
Sun Capital Money Market Fund          SC Value Equity Fund
Sun Capital Real Estate Fund           SC Value Managed Fund
SC Alger Growth Fund                   SC Value Mid Cap Fund
SC Alger Income & Growth Fund          SC Value Small Cap Fund
SC Alger Small Capitalization Fund     SC Blue Chip Mid Cap Fund
SC Davis Financial Fund                SC Investors Foundation Fund
SC Davis Venture Value Fund            SC Select Equity Fund

YOU SHOULD KNOW   An investment in the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
                  Corporation or any other government agency.

                  Sun Capital Advisers Trust's trustees may change a fund's investment goal without shareholder approval.


                  This prospectus relates only to the Service Class shares of Sun Capital Advisers Trust, which are offered through the variable annuity and variable life insurance products for which Service Class shares of the funds serve as investment options. The Initial Class shares of the funds are offered by means of a separate prospectus.

THE FUNDS' GOALS, STRATEGIES AND RISKS
All Cap Fund


 Adviser
 Sun Capital Advisers, Inc.


INVESTMENT GOAL

Long-term capital growth.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in equity securities of U.S. companies.

Under normal conditions, the fund invests at least 80% of its net assets in equity securities. The fund may invest without limit in securities of U.S. companies and of foreign companies that are listed or traded in the U.S., but does not invest more than 10% of its assets in other foreign securities. These U.S. and foreign companies in which the fund invests may be of any size.

How Investments Are Selected

The adviser uses a bottom-up, fundamental analysis approach to evaluate investments for the fund. The adviser's research includes analysis of a company's business model, management, industry position and financial statements.

The adviser selects securities of companies which it believes are undervalued relative to their earnings growth prospects.

The adviser seeks to invest in stocks of companies with:

..  strong fundamentals
..  dominant product and market share
..  substantial and growing cash flow
..  seasoned management
..  greater intrinsic value than current market price, relative to industry peers

The adviser will consider selling a stock when:

.. it reaches a predetermined target price, .. other opportunities appear more attractive, or .. it determines the stock is overvalued based on the fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
.. The market undervalues the stocks held by the fund for longer than expected. .. The stocks purchased by the fund turn out not to be undervalued.
.. An adverse event depresses the value of a particular stock or industry in which the fund invests.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  are seeking to participate in the long-term growth potential of a portfolio of diversified stocks
..  are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
..  are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

..  are uncomfortable with the risks of the stock market
..  seek stability of principal

..  are investing for the short term

THE FUNDS' GOALS, STRATEGIES AND RISKS
All Cap Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.





 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



Year-by-year total returns for Initial Class shares
             [CHART]


               2003
             -------
              52.89%
Calendar years ended December 31

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on May 1, 2002.

Fund's best and worst calendar quarters for Initial Class shares

                                        Quarter/Year
                       --------
                        Highest 37.36%  2nd Quarter 2003

                        Lowest  (7.69)% 1st Quarter 2003

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          52.89% 9.03%

                        S&P 500 Index 28.68% 3.81%

--------------------------------------------------------------------------------
* Inception means 5/1/02 for the All Cap Fund and the S&P 500 Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Investment Grade Bond Fund


 Adviser
 Sun Capital Advisers, Inc.


INVESTMENT GOAL

High current income consistent with relative stability of principal.

KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in investment grade bonds, including those issued by:

.. U.S. and foreign companies, including companies in emerging market countries .. the U.S. government and its agencies and instrumentalities, including those that issue mortgage-backed securities
..  foreign governments, including those of emerging market countries
..  multinational organizations such as the World Bank

Credit quality

The fund invests at least 80% of its net assets in investment grade fixed income securities. The fund may invest up to 20% of its assets in high yield or junk bonds rated at least B by one rating agency or unrated bonds of equivalent quality.

Duration target

The portfolio's average dollar-weighted duration is generally within (+) or (-) one year of the effective duration of the Lehman Aggregate Bond Index. (Duration is a measure of interest rate sensitivity.) There is no limit on the maturity or duration of individual securities.

How investments are selected

The adviser selects investments for the fund's portfolio by:

..  Analyzing the credit quality, yield, and investment risk of individual securities in order to estimate their relative value and attractiveness.
.. Identifying sectors and maturity ranges that appear to be temporarily underpriced and, therefore, offer favorable yields given their interest rate sensitivity and other risks.
.. Considering whether a particular investment is consistent with the fund's targets for portfolio duration, maturity distribution and issuer and sector diversification.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  Interest rates go up, which will make bond prices go down and reduce the value of the fund's bond portfolio accordingly.
.. The issuer of a security owned by the fund defaults on its payment obligations or has its credit rating downgraded by a rating agency. The risk is higher for high yield bonds.
.. The issuer of a security exercises its right, when interest rates are falling, to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
.. The issuer of a security exercises its right, when interest rates are rising, to extend the time for paying principal, which will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.
.. Prices of the fund's foreign securities go down because of foreign government actions, political instability, or the more limited availability of accurate information about foreign issuers. These risks are accentuated for issuers in emerging market countries.
.. The adviser's judgments about the relative values of securities selected for the fund's portfolio prove to be wrong.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Investment Grade Bond Fund (continued)

 WHO MAY WANT TO INVEST

 The fund may be appropriate for investors who:

 . want higher potential returns than a money market fund and are willing to accept more risk of price volatility
 .  are seeking to diversify their investment portfolios

 The fund may not be appropriate for investors who:

 . are investing for maximum long-term growth or the highest possible income . want absolute stability of principal

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.





 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.


Year-by-year total returns for Initial Class shares

                                    [CHART]

 1999      2000      2001      2002       2003
-------  --------  --------  --------   --------
(0.56)%    9.86%    7.21%     5.23%      9.63%

Calendar years ended December 31

The bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on December 7, 1998.

Fund's best and worst calendar quarters for Initial Class shares

                                        Quarter/Year
                       --------
                        Highest  4.71%  2nd Quarter 2003

                        Lowest  (0.89)% 2nd Quarter 1999
                       --------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                          One   Five  Since
                                          Year  Years inception*
                -------------------------
                Fund                      9.63% 6.20% 6.12%
                Lehman Brothers Aggregate
                Bond Index                4.10% 6.62% 6.54%

--------------------------------------------------------------------------------

* Inception means 12/7/98 for the Investment Grade Bond Fund and the Lehman Brothers Aggregate Bond Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Lehman Brothers Aggregate Bond Index. The table assumes that you reinvest all of your dividends and distributions.

The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset Backed and Commercial Mortgage-Backed securities indices. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Money Market Fund

 Adviser
 Sun Capital Advisers, Inc.


INVESTMENT GOALS

Maximizing current income, consistent with maintaining liquidity and preserving capital.

KEY INVESTMENTS AND STRATEGIES

The fund invests exclusively in high quality U.S. dollar-denominated money market securities, including those issued by:

..  U.S. and foreign banks
..  corporate issuers
..  the U.S. government and its agencies and instrumentalities
..  foreign governments
..  multinational organizations such as the World Bank

The fund may invest in all types of money market securities, including commercial paper, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, and other short-term debt securities.

Minimum credit quality

Ratings in a rating agency's two highest short-term rating categories or equivalent quality for unrated securities.

Maximum maturity

Average dollar weighted portfolio maturity of 90 days or less. Maturity of 397 days or less for individual securities.

How investments are selected

The adviser selects for the fund's portfolio those securities that appear to offer the best relative value based on an analysis of their credit quality, interest rate sensitivity, yields, and prices. To take advantage of changing yield differentials, the fund may overweight securities in particular sectors of the short-term debt market while maintaining overall issuer and sector diversification.
PRINCIPAL RISKS OF INVESTING IN THE FUND

The fund might not be able to maintain a $1 share price, investors could lose money and the fund could underperform other money market funds if any of these events occurs:

.. The issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent, or has its credit rating downgraded by a rating agency.
..  There is a sudden or sharp increase in interest rates.
..  The adviser's judgments about the relative values of securities selected for the fund's portfolio prove to be wrong.
.. The value of the fund's U.S. dollar-denominated foreign securities goes down because of foreign government actions, political instability or the more limited availability of accurate information about foreign issuers.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  seek liquidity and stability of principal
..  want a conservative temporary investment

The fund may not be appropriate for investors who:

.. need the added security of federal deposit insurance offered by bank deposits .. are investing for long-term growth
.. are looking for a rate of return that consistently exceeds the rate of inflation

THE FUNDS' GOALS, STRATEGIES AND RISKS
Money Market Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.





 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.


Year-by-year total returns for Initial Class shares
                                    [CHART]

   1999    2000    2001    2002    2003
  ------  ------  ------  ------  ------
  4.63%   5.90%   3.59%   1.12%    0.55%

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on December 7, 1998.

Fund's best and worst calendar quarters for Initial Class shares

                                       Quarter/Year
                        --------
                         Highest 1.52% 3rd Quarter 2000

                         Lowest  0.10% 4th Quarter 2003

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                    One   Five  Since
                                    Year  Years inception*
                      -------------
                      Fund          0.55% 3.14% 3.16%

                      Merrill Lynch
                      3-month U.S.
                      T-Bill Index  1.15% 3.66% 3.67%

--------------------------------------------------------------------------------
* Inception means 12/7/98 for the Money Market Fund and the Merrill Lynch 3-month U.S. T-Bill Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Merrill Lynch 3-month U.S. T-Bill Index. The table assumes that you reinvest all of your dividends and distributions.

The Merrill Lynch 3-month U.S. T-Bill Index is a measure of the performance of the 3-month U.S. Treasury bill. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Real Estate Fund


 Adviser
 Sun Capital Advisers, Inc.


INVESTMENT GOALS

Primary: Long term capital growth. Secondary: Current income and growth of income.


KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in securities of real estate investment trusts ("REITs") and other U.S. and foreign real estate companies. The fund generally focuses its investments in equity REITs, which invest most of their assets directly in U.S. or foreign real property, receive most of their income from rents, and may also realize gains by selling appreciated property.

How investments are selected

The adviser allocates the fund's investments across various geographic areas, REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing, and special use facilities. The adviser selects securities for the fund's portfolio by analyzing the fundamental and relative values of potential REIT investments based on several factors, including:

.. The ability of a REIT to grow its funds from operations internally through increased occupancy and higher rents and externally through acquisitions and development.
.. The quality of a REIT's management, including its ability to buy properties at reasonable prices and to add value by creative and innovative property and business management.
..  A REIT's cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio and market price.
.. Current or anticipated economic and market conditions, interest rate changes, and regulatory developments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

.. The U.S. or a foreign or local real estate market declines due to economic conditions, supply/demand imbalances (e.g., overbuilding and high vacancy rates), reduced or regulated rents, or other causes.
.. Interest rates go up. This can affect the availability or cost of financing for property acquisitions and reduce the value of a REIT's fixed income investments.
.. The values of properties owned by a REIT are hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters, or increased operating expenses.
..  A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed.
..  The market for REITs goes down or is less favored than other stock market sectors or types of investments.
.. The adviser's judgments about the relative values of REIT securities selected for the fund's portfolio prove to be wrong.

Many REITs are small capitalization companies that may experience more price volatility, be less liquid, and have more limited financial resources than large capitalization companies.

Diversification and industry concentration

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Also, the fund concentrates (invests 25% or more of its assets) in the real estate group of industries. Being non-diversified and concentrated may magnify the fund's losses from adverse events affecting a particular issuer or the real estate group of industries.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Real Estate Fund (continued)


 WHO MAY WANT TO INVEST

 The fund may be appropriate for investors who:

 .  are pursuing a long-term goal such as investing for retirement
 . want to allocate part of their investment portfolio to real estate investments
 .  are seeking higher long-term returns
 . can accept the risk of volatility in the stock and real estate markets The fund may not be appropriate for investors who:

 .  are pursuing a short-term investment goal
 .  seek stability of principal
 . are uncomfortable with the risk of price volatility in the stock and real estate markets

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.





 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.



Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.


Year-by-year total returns for Initial Class shares

                                    [CHART]



  1999        2000        2001         2002       2003
-------      ------      ------       -----      ------
(3.98)%      31.30%      12.58%       4.04%      35.95%


Calendar years ended December 31

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on December 7, 1998.

Fund's best and worst calendar quarters for Initial Class shares

                                          Quarter/Year
                       --------
                        Highest  12.03% 2nd Quarter 2000

                        Lowest  (8.16)% 3rd Quarter 1999

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                         One    Five   Since
                                         Year   Years  inception*
               -------------------------
               Fund                      35.95% 14.95% 14.58%

               Morgan Stanley REIT Index 36.74% 14.12% 13.49%

--------------------------------------------------------------------------------
* Inception means 12/7/98 for the Real Estate Fund and the Morgan Stanley REIT Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Morgan Stanley REIT Index. The table assumes that you reinvest all of your dividends and distributions.

The Morgan Stanley REIT Index is a total-return index comprising the most actively traded REITs and is designed to be a measure of real estate equity performance. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Alger Growth Fund

 Adviser
 Sun Capital
 Advisers, Inc.

 Subadviser
 Fred Alger
 Management, Inc.


INVESTMENT GOAL

Long-term capital appreciation.


KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in equity securities of U.S. large capitalization companies. The fund considers a large capitalization company to be one that, at the time of purchase, has a market capitalization of $1 billion or greater.

Under normal conditions, the fund invests at least 65% of its net assets in equity securities. The fund may invest without limit in securities of companies, including American Depositary Receipts and U.S. dollar denominated securities, of foreign issuers that are listed or traded in the U.S., but does not invest more than 20% of its assets in other foreign securities.

Under normal conditions, the fund may hold up to 15% of its net assets in cash and cash equivalents to take advantage of new opportunities for investment.

How Investments Are Selected

Fred Alger Management, Inc. ("Alger Management"), the fund's investment subadviser, employs an active investment strategy that focuses primarily on individual stock selection. Alger Management seeks growing companies that generally have broad product lines, markets, financial resources, and depth of management. Alger Management seeks to invest in companies that fall into one of two categories:

Companies with high unit volume growth

These companies are vital, creative companies (both established and emerging) which:

.. offer goods or services to a rapidly expanding marketplace, .. offer new or improved products, or .. fulfill an increased demand for an existing line.

Companies with a positive life cycle change

These companies are undergoing a major change which Alger Management expects will produce advantageous results. These changes may include new management, products or technologies, restructuring or reorganization, or merger or acquisition.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  A stock does not grow as fast as the rate of inflation.
..  The markets strongly favor value stocks over growth stocks or small to mid-capitalization companies over large capitalization companies.
.. An adverse event depresses the value of a particular stock or industry in which the fund invests.

Stocks could tend to be more volatile than some other investments you could make such as bonds.

Prices of growth stocks tend to be more sensitive to market, political, and economic developments than other stocks, making their prices more volatile.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:
.. are seeking to participate in the long-term growth potential of U.S. stocks .. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
..  are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

..  are uncomfortable with the risks of the stock market
..  seek stability of principal
..  are investing for the short term

THE FUNDS' GOALS, STRATEGIES AND RISKS
Alger Growth Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.


Year-by-year total returns for Initial Class shares
                                    [CHART]

             2003
             ----
            34.27%
Calendar years ended December 31

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on April 1, 2002.

Fund's best and worst calendar quarters for Initial Class shares

                                        Quarter/Year
                       --------
                        Highest 17.40%  2nd Quarter 2003

                        Lowest  (0.70)% 1st Quarter 2003

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          34.27% (2.49)%

                        S&P 500 Index 28.68% (0.02)%

--------------------------------------------------------------------------------
* Inception means 4/1/02 for the Alger Growth Fund and the S&P 500 Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Alger Income & Growth Fund

 Adviser
 Sun Capital
 Advisers, Inc.

 Subadviser
 Fred Alger
 Management, Inc.


INVESTMENT GOALS

Primary: A high level of dividend income. Secondary: Capital appreciation.


KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in dividend paying equity securities, such as common or preferred stocks, with an emphasis on those which Fred Alger Management, Inc. ("Alger Management"), the fund's investment subadviser, believes also offer opportunities for capital appreciation.

Under normal conditions, the fund invests at least 65% of its net assets in equity securities. The fund may invest without limit in securities of companies, including American Depositary Receipts and U.S. dollar denominated securities, of foreign issuers that are listed or traded in the U.S., but does not invest more than 20% of its assets in other foreign securities.

Under normal conditions, the fund may hold up to 35% of its total assets in cash and cash equivalents to take advantage of new opportunities for investment.

How Investments Are Selected

Alger Management employs an active investment strategy that focuses primarily on individual stock selection. Alger Management seeks growing companies that generally have broad product lines, markets, financial resources, and depth of management. Alger Management seeks to invest in companies that fall into one of two categories:

Companies with high unit volume growth

These companies are vital, creative companies (both established and emerging) which:

.. offer goods or services to a rapidly expanding marketplace, .. offer new or improved products, or .. fulfill an increased demand for an existing line.

Companies with a positive life cycle change

These companies are undergoing a major change which Alger Management expects will produce advantageous results. These changes may include new management, products or technologies, restructuring or reorganization, or merger or acquisition.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  Companies cut or fail to declare dividends due to market downturns or other reasons.
..  A stock does not grow as fast as the rate of inflation.
..  The markets strongly favor value stocks over growth stocks.
.. An adverse event depresses the value of a particular stock or industry in which the fund invests.

Stocks could tend to be more volatile than some other investments you could make such as bonds.

Prices of growth stocks tend to be more sensitive to market, political, and economic developments than other stocks, making their prices more volatile.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

.. are seeking to participate in the long-term growth potential of U.S. stocks .. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
..  are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

..  are uncomfortable with the risks of the stock market
..  seek stability of principal
..  are investing for the short term

THE FUNDS' GOALS, STRATEGIES AND RISKS
Alger Income & Growth Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.


Year-by-year total returns for Initial Class shares
             [CHART]


               2003
             -------
              30.34%

Calendar years ended December 31

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on April 1, 2002.

Fund's best and worst calendar quarters for Initial Class shares

                                        Quarter/Year
                       --------
                        Highest 15.63%  2nd Quarter 2003

                        Lowest  (1.77)% 1st Quarter 2003

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          30.34% (2.19)%

                        S&P 500 Index 28.68% (0.02)%

--------------------------------------------------------------------------------
* Inception means 4/1/02 for the Alger Income & Growth Fund and the S&P 500
Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Alger Small Capitalization Fund

 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 Fred Alger Management, Inc.


INVESTMENT GOAL

Long-term capital appreciation.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in equity securities of U.S. small capitalization companies. The fund considers a small capitalization company to be one that, at the time of purchase, has a market capitalization within the range of the companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

Under normal conditions, the fund invests at least 80% of its net assets in equity securities of small capitalization companies. The fund may invest without limit in securities of companies, including American Depositary Receipts and U.S. dollar denominated securities, of foreign issuers that are listed or traded in the U.S., but does not invest more than 20% of its assets in other foreign securities.

Under normal conditions, the fund may hold up to 15% of its net assets in cash and cash equivalents to take advantage of new opportunities for investment.

How Investments Are Selected

Fred Alger Management, Inc. ("Alger Management"), the fund's investment subadviser, employs an active investment strategy that focuses primarily on individual stock selection. Alger Management seeks small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Alger Management seeks to invest in companies that fall into one of two categories:

Companies with high unit volume growth

These companies are vital, creative companies (both established and emerging) which:

.. offer goods or services to a rapidly expanding marketplace, .. offer new or improved products, or .. fulfill an increased demand for an existing line.

Companies with a positive life cycle change

These companies are undergoing a major change which Alger Management expects will produce advantageous results. These changes may include new management, products or technologies, restructuring or reorganization, or merger and acquisition.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  A stock does not grow as fast as the rate of inflation.
..  The markets strongly favor large or mid-capitalization stocks over small capitalization stocks, or value stocks over growth stocks.
.. An adverse event depresses the value of a particular stock or industry in which the fund invests.

Stocks could tend to be more volatile than some other investments you could make such as bonds.

Prices of small capitalization and growth stocks tend to be more sensitive to market, political, and economic developments than other stocks, making their prices more volatile.

In addition, the fund's investment in small capitalization companies is subject to the following risks:

..  Securities of small, less well-known companies may be more volatile than those of larger companies.
.. Smaller, less seasoned companies are more likely to have limited product lines, inexperienced management, and limited financial resources.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Alger Small Capitalization Fund (continued)


 WHO MAY WANT TO INVEST

 The fund may be appropriate for investors who:

 . are seeking to participate in the long-term growth potential of U.S. stocks . are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
 .  are willing to accept the risks of the stock market

 The fund may not be appropriate for investors who:

 .  are uncomfortable with the risks of the stock market
 .  seek stability of principal
 .  are investing for the short term

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.


Year-by-year total returns for Initial Class shares
             [CHART]


               2003
             -------
              43.50%
Calendar years ended December 31

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on April 1, 2002.

Fund's best and worst calendar quarters for Initial Class shares

                                        Quarter/Year
                       --------
                        Highest 17.62%  2nd Quarter 2003

                        Lowest  (1.58)% 1st Quarter 2003

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                         One    Since
                                         Year   inception*
                     -------------------
                     Fund                43.50% 5.15%

                     Russell 2000 Growth
                     Index               48.54% 3.20%

--------------------------------------------------------------------------------
* Inception means 4/1/02 for the Alger Small Capitalization Fund and the
Russell 2000 Growth Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Russell 2000 Growth Index. The table assumes that you reinvest all of your dividends and distributions.

The Russell 2000 Growth Index measures the performance of those companies within the Russell 2000 Index, an index that includes the 2,000 companies with the smallest market capitalizations from the Russell 3000 Index, which have a greater than average growth orientation. The Russell 3000 Index represents 98% of the investable U.S. equity market. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Davis Financial Fund

 Advisor
 Sun Capital Advisers, Inc.

 Subadviser
 Davis Advisors


INVESTMENT GOAL

Growth of capital.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in the common stock of financial services companies. Under normal circumstances, the fund invests at least 80% of its net assets plus any borrowing for investment purposes in securities issued by companies "principally engaged" in financial services.

A company is "principally engaged" in financial services if it owns financial services related assets that constitute at least 50% of the value of all of its assets or if it derives at least 50% of its revenues from providing financial services.

Companies in the financial services group of industries include:

..  commercial banks
..  industrial banks
..  savings institutions
..  finance companies
..  diversified financial services companies
..  investment banking firms
..  securities brokerage houses
..  investment advisory companies
..  leasing companies
..  insurance companies
..  other companies providing similar services

How investments are selected

The fund's investment subadviser, Davis Advisors' ("Davis") investment philosophy is to select common stock of quality overlooked growth companies at value prices and to hold them for the long-term. Davis uses extensive research to seek to identify overlooked companies with sustainable growth rates that currently sell at modest price-earnings multiples.

In selecting securities for the fund, Davis looks for companies with some or all of the following characteristics:

..  Strong, experienced management with a proven track record
..  Significant management ownership of the company
..  Strong returns on capital
..  Lean expense structure
..  Dominant or growing market share in a growing market
.. Record of successful acquisitions to expand operations and markets .. Strong balance sheet
..  Competitive products or services
..  Successful international operations
..  Innovation, including successful use of technology

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  Value stocks fall out of favor with the stock market relative to growth stocks.
.. The market undervalues the stocks held by the fund for longer than expected. .. Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to fall.
Since the fund focuses its investments in the financial services group of industries, it is particularly vulnerable to the risks of those industries. In particular:

..  Financial services companies may suffer a setback if regulators change the rules under which they operate.
..  Unstable interest rates may have a disproportionate effect on financial services companies.
.. The fund may invest in financial services companies which have loan portfolios concentrated in particular regions or industries, such as a high level of loans to regional real estate developers, making these banks vulnerable to economic conditions that affect that region or industry.
.. Some financial services companies may suffer from the increasingly competitive environment in which they operate.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Davis Financial Fund (continued)

 WHO MAY WANT TO INVEST

 The fund may be appropriate for investors who:

 .  are seeking long-term growth of capital
 . believe that the financial services industry offers attractive long-term growth opportunities
 .  are investing for the long term
 .  are willing to accept the risks of the stock market

 The fund may not be appropriate for investors who:

 . are worried about the possibility of sharp price swings and dramatic price declines
 .  are interested in earning current income
 . do not wish to invest in a concentrated portfolio of financial services companies
 .  are investing for the short term

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.


Year-by-year total returns for Initial Class shares

                                    [CHART]


  2001       2002         2003
-------    --------     --------
(6.57)%    (18.45)%      34.42%


Calendar years ended December 31

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on July 17, 2000.

Fund's best and worst calendar quarters for Initial Class shares

                                         Quarter/Year
                       --------
                        Highest   22.53% 2nd Quarter 2003

                        Lowest  (14.93)% 3rd Quarter 2002

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          34.42%   4.42%

                        S&P 500 Index 28.68%  (7.05)%

--------------------------------------------------------------------------------
* Inception means 7/17/00 for the Davis Financial Fund and the S&P 500 Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Davis Venture Value Fund

 Adviser
 Sun Capital
 Advisers, Inc.

 Subadviser
 Davis Advisors


INVESTMENT GOAL

Growth of capital.


KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in the common stock of U.S. companies with market capitalizations of at least $10 billion.

How investments are selected

The fund's investment subadviser, Davis Advisors' ("Davis") investment philosophy is to select common stock of quality overlooked growth companies at value prices and to hold them for the long term. Davis uses extensive research to seek overlooked companies with sustainable growth rates that currently sell at modest price-earnings multiples.

In selecting securities for the fund, Davis looks for companies with some or all of the following characteristics:

..  Strong, experienced management with a proven track record
..  Significant management ownership of the company
..  Strong returns on capital
..  Lean expense structure
..  Dominant or growing market share in a growing market
.. Record of successful acquisitions to expand operations and markets .. Strong balance sheet
..  Competitive products or services
..  Successful international operations
..  Innovation, including successful use of technology

While Davis plans on holding companies for the long term, it will consider selling a company if it no longer exhibits the characteristics that Davis believes foster sustainable long-term growth, minimize risk, and enhance the potential for superior long-term returns.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  Value stocks fall out of favor with the stock market relative to growth stocks.
..  Large capitalization stocks underperform relative to small or mid-capitalization stocks.
.. The market undervalues the stocks held by the fund for longer than expected. .. Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to fall.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  are seeking long-term growth of capital
..  are more comfortable with established, well-known companies
..  are investing for the long term
..  are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

..  are worried about the possibility of sharp price swings and dramatic price declines
..  are interested in earning current income
..  are investing for the short term

THE FUNDS' GOALS, STRATEGIES AND RISKS
Davis Venture Value Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.

Year-by-year total returns for Initial Class shares

                                    [CHART]


  2001         2002        2003
--------     --------    --------
(10.61)%     (16.24)%     30.50%


Calendar years ended December 31


This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on July 17, 2000.

Fund's best and worst calendar quarters for Initial Class shares

                                         Quarter/Year
                       --------
                        Highest  17.36%  2nd Quarter 2003

                        Lowest  (13.25)% 3rd Quarter 2001

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          30.50%  (1.08)%

                        S&P 500 Index 28.68%  (7.05)%

--------------------------------------------------------------------------------
* Inception means 7/17/00 for the Davis Venture Value Fund and the S&P 500
Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Neuberger Berman Mid Cap Growth Fund


 Adviser
 Sun Capital
 Advisers, Inc.

 Subadviser
 Neuberger Berman
 Management Inc.



INVESTMENT GOAL

Growth of capital.

KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of capitalizations of issuers in the Russell MidCap Index at the time of purchase. The fund may revise this definition based on market conditions.

How investments are selected

Neuberger Berman Management Inc. ("Neuberger Berman"), the fund's investment subadviser, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the portfolio managers look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the portfolio managers analyze such factors as:

..  Financial condition (such as debt to equity ratio)
..  Market share and competitive leadership of the company's products
..  Earnings growth relative to competitors
.. Market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies

The portfolio managers follow a disciplined sell strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  Stocks that Neuberger Berman has selected fluctuate more widely in price than the market as a whole.
.. Stocks that Neuberger Berman has selected underperform other types of stocks. .. Stocks that Neuberger Berman has selected fall in price or become difficult to sell during market downturns.
..  Mid cap stocks as a category fall out of favor with investors.
..  Growth stocks as a category lose favor with investors compared to value stocks.
.. Neuberger Berman fails to anticipate which stocks or industries would benefit from changing market or economic conditions.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  are seeking to participate in the long-term growth potential of mid cap companies
.. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of large cap companies
.. are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in mid cap companies

The fund may not be appropriate for investors who:

..  are uncomfortable with the risks of the stock market
..  seek stability of principal

THE FUNDS' GOALS, STRATEGIES AND RISKS
Neuberger Berman Mid Cap Growth Fund (continued)



 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.

Year-by-year total returns for Initial Class shares

                                    [CHART]


   2002        2003
 --------    --------
 (29.26)%     29.08%


Calendar years ended December 31

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on May 1, 2001.

Fund's best and worst calendar quarters for Initial Class shares

                                         Quarter/Year
                       --------
                        Highest   15.36% 2nd Quarter 2003

                        Lowest  (16.11)% 2nd Quarter 2002

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                          One    Since
                                          Year   inception*
                    ---------------------
                    Fund                  29.08% (8.06)%

                    Russell Midcap Growth
                      Index               42.71% (2.04)%

--------------------------------------------------------------------------------
* Inception means 5/1/01 for the Neuberger Berman Mid Cap Growth Fund and the Russell Midcap Growth Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Russell Midcap Growth Index. The table assumes that you reinvest all of your dividends and distributions.

The Russell Midcap Growth Index measures the performance of those Russell Midcap index companies with higher-price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the largest 1,000 U.S. incorporated companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Neuberger Berman Mid Cap Value Fund


 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 Neuberger Berman Management Inc.


INVESTMENT GOAL

Growth of capital.


KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of capitalizations of issuers in the Russell MidCap Index at the time of purchase. The fund may revise this definition based on market conditions.

How investments are selected

Neuberger Berman Management Inc. ("Neuberger Berman"), the fund's investment subadviser, looks for well-managed companies whose stock prices are undervalued and that may rise in price before other investors realize their worth. Factors that Neuberger Berman may use to identify value stocks include, but are not limited to:

..  earnings
..  book value or other financial measures
..  strong fundamentals (including a low price-to-earnings ratio)
..  consistent cash flow
..  sound track record through all phases of the market cycle
..  strong position relative to competitors
..  high level of stock ownership among management
.. recent sharp decline in stock price that appears to be the result of short-term market overreaction to negative news

Neuberger Berman will consider selling a stock when:

..  it reaches a target price,
..  it fails to perform as expected, or
..  other opportunities appear more attractive

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  Stocks that Neuberger Berman has selected fluctuate more widely in price than the market as a whole.
.. Stocks that Neuberger Berman has selected underperform other types of stocks. .. Stocks that Neuberger Berman has selected fall in price or become difficult to sell during market downturns.
..  Mid cap stocks as a category fall out of favor with investors.
..  Value stocks as a category lose favor with investors compared to growth stocks.
.. Neuberger Berman fails to anticipate which stocks or industries would benefit from changing market or economic conditions.

WHO MAY WANT TO INVEST

 The fund may be appropriate for investors who:

..  are seeking to participate in the long-term growth potential of mid cap companies
.. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of large cap companies
.. are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in mid cap companies

 The fund may not be appropriate for investors who:

..  are uncomfortable with the risks of the stock market
..  seek stability of principal

THE FUNDS' GOALS, STRATEGIES AND RISKS
Neuberger Berman Mid Cap Value Fund (continued)



 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.

Year-by-year total returns for Initial Class shares

 LOGO

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on May 1, 2001.

Fund's best and worst calendar quarters for Initial Class shares

                                         Quarter/Year
                       --------
                        Highest  14.94%  4th Quarter 2003

                        Lowest  (14.73)% 3rd Quarter 2002

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                             One    Since
                                             Year   inception*
                  --------------------------
                  Fund                       36.35% 7.74%

                  Russell Midcap Value Index 38.07% 8.87%

--------------------------------------------------------------------------------
* Inception means 5/1/01 for the Neuberger Berman Mid Cap Value Fund and
Russell Midcap Value Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Russell Midcap Value Index. The table assumes that you reinvest all of your dividends and distributions.

The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the largest 1,000 U.S. incorporated companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Equity Fund

 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 OpCap Advisors


INVESTMENT GOAL

Long-term capital appreciation.

KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in a diversified portfolio of equity securities that the subadviser believes to be undervalued in the marketplace.

How investments are selected

OpCap Advisors, the fund's investment subadviser, applies principles of value investing to choose investments for the fund. Using fundamental company analysis, OpCap Advisors selects securities it believes are undervalued by the marketplace. Fundamental company analysis involves intensive evaluation of historical financial data including:

..  company financial statements
..  market share analysis
..  unit volume growth
..  barriers to entry
..  pricing policies
..  management record

When evaluating equity securities, OpCap Advisors believes that there are two major components of value:

..  a company's ability to generate earnings that contribute to shareholder value, and
.. market undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk

In selecting equity securities for the fund, OpCap Advisors seeks companies that have one or more of the following characteristics:

..  substantial and growing discretionary cash flow
..  strong shareholder value-oriented management
..  valuable consumer or commercial franchises
..  high returns on capital
..  favorable price to intrinsic value relationship

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  Value stocks fall out of favor with the stock market.
.. The market undervalues the stocks held by the fund for longer than expected. .. The stocks purchased by the fund turn out not to be undervalued.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

.. are seeking to participate in the long-term growth potential of U.S. stocks .. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
..  are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

..  are uncomfortable with risks of the stock market
..  seek stability of principal

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Equity Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.


Year-by-year total returns for Initial Class shares

                                    [CHART]


 2001          2002          2003
-------      --------      --------
(2.53)%      (27.47)%       32.76%


Calendar years ended December 31



This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on July 17, 2000.

Fund's best and worst calendar quarters for Initial Class shares

                                         Quarter/Year
                       --------  16.51%
                        Highest          2nd Quarter 2003

                        Lowest  (20.34)% 3rd Quarter 2002

-------------------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                                 Since
                                        One Year inception*
                     ------------------
                     Fund                32.76%  1.81%

                     Russell 1000 Value
                       Index             30.03%  3.21%

--------------------------------------------------------------------------------
* Inception means 7/17/00 for the Value Equity Fund and the Russell 1000 Value Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Russell 1000 Value Index. The table assumes that you reinvest all of your dividends and distributions.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 U.S. incorporated companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Managed Fund

 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 OpCap Advisors


INVESTMENT GOAL

Growth of capital over time.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in a portfolio consisting of common stocks, fixed income securities and cash equivalents. OpCap Advisors, the fund's investment subadviser, will vary the allocation of the fund's investments in these assets depending on its assessments of the relative values of such investments.

The majority of the stocks purchased by the fund are listed on a domestic stock exchange or traded in the U.S. over-the-counter market. The fund may also purchase U.S. government securities, investment grade corporate bonds, and high quality money market securities. The fund normally invests mainly in equity securities. The fund may invest up to 100% of its assets in debt securities but will do so only if equity securities are not an attractive investment.

How investments are selected

OpCap Advisors applies principles of value investing to choose investments for the fund. Using fundamental company analysis, OpCap Advisors selects securities it believes are undervalued by the marketplace. Fundamental company analysis involves intensive evaluation of historic financial data including:

..  company financial statements
..  market share analysis
..  unit volume growth
..  barriers to entry
..  pricing policies
..  management record

When evaluating equity securities, OpCap Advisors believes that there are two major components of value:

..  a company's ability to generate earnings that contribute to shareholder value, and
..  market undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk
In selecting equity securities for the fund, OpCap Advisors seeks companies that have one or more of the following characteristics:

..  substantial and growing discretionary cash flow
..  strong shareholder value-oriented management
..  valuable consumer or commercial franchises
..  favorable price to intrinsic value relationship

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  Value stocks fall out of favor with the stock market.
.. The market undervalues the stocks held by the fund for longer than expected. .. The stocks purchased by the fund turn out not to be undervalued.
.. OpCap Advisors' decisions about allocation among different asset classes may prove to be incorrect.

In addition, the value of the fund's investments in fixed income securities and thus the value of the fund's shares could decline if any of the following occurs:

..  Interest rates rise and the bond market goes down.
..  Issuers of debt instruments cannot meet their obligations.
..  Bond issuers call bonds selling at a premium to their call price before the maturity date.
.. Loans securing mortgage-backed obligations prepay principal more rapidly than expected, requiring the fund to reinvest these prepayments at lower rates.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Managed Fund (continued)

 WHO MAY WANT TO INVEST

 The fund may be appropriate for investors who:

 . are seeking to invest in a fund that includes both equity and fixed income securities
 . are looking for an investment with potentially greater return but higher risk than a fund that invests exclusively in fixed income securities
 . are willing to accept the risks of both the stock market and, potentially, the bond market

 The fund may not be appropriate for investors who:

 .  are uncomfortable with risks of the stock market
 .  seek stability of principal

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.


Year-by-year total returns for Initial Class shares

                                    [CHART]


  2001          2002          2003
-------       --------      --------
(6.08)%       (21.43)%       29.07%


Calendar years ended December 31

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on July 17, 2000.

Fund's best and worst calendar quarters for Initial Class shares

                                         Quarter/Year
                       --------
                        Highest   14.99% 2nd Quarter 2003

                        Lowest  (16.30)% 3rd Quarter 2002

-------------------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          29.07%  2.38%

                        S&P 500 Index 28.68% (7.05)%

--------------------------------------------------------------------------------
* Inception means 7/17/00 for the Value Managed Fund and the S&P 500 Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Mid Cap Fund


 Adviser
 Sun Capital
 Advisers, Inc.

 Subadviser
 OpCap Advisors


INVESTMENT GOAL

Long-term capital appreciation.

KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in equity securities of companies with market capitalizations of between $500 million and $8 billion at the time of purchase. The majority of the stocks purchased by the fund are listed on a U.S. stock exchange or traded in the U.S. over-the-counter market. The fund may also purchase securities listed on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over-the-counter markets.

How investments are selected

OpCap Advisors, the fund's investment subadviser, believes that mid cap companies generally are studied by fewer analysts than are large cap companies, which can lead to inefficiencies in the pricing of these stocks and can create attractive pricing opportunities. Large institutional investors also may not want to hold positions in mid cap companies, which can lead to further inefficiencies and opportunities in the pricing of these stocks. Opportunities for value creation for mid cap companies could result from dominating their niches, erecting competitive barriers, regional or product line expansion, or sale of the company.

OpCap Advisors applies principles of value investing to choose investments for the fund. Using fundamental company analysis, OpCap Advisors selects securities it believes are undervalued by the marketplace. Fundamental company analysis involves intensive evaluation of historic financial data including:

..  company financial statements
..  market share analysis
..  unit volume growth
..  barriers to entry
..  pricing policies
..  management record

When evaluating equity securities, OpCap Advisors believes that there are two major components of value:

..  a company's ability to generate earnings that contribute to shareholder value; and
.. market undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk

In selecting equity securities for the fund, OpCap Advisors seeks companies that have one or more of the following characteristics:

..  substantial and growing discretionary cash flow
..  strong shareholder value-oriented management
..  valuable consumer or commercial franchises
..  high returns on capital
..  favorable price to intrinsic value relationship

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  Value stocks fall out of favor with the stock market.
.. The market undervalues the stocks held by the fund for longer than expected. .. The stocks purchased by the fund turn out not to be undervalued.
.. Mid cap securities, which generally are more volatile and less liquid than large cap securities, decline in value more steeply or become less liquid than expected.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  are seeking to participate in the long-term growth potential of mid cap companies
.. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of large cap companies
.. are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in mid cap companies with limited track records

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Mid Cap Fund (continued)


 The fund may not be appropriate for investors who:

 .  are uncomfortable with the risks of the stock market
 .  seek stability of principal

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.

Year-by-year total returns for Initial Class shares

                                    [CHART]


 2001       2002        2003
-----      -------    --------
6.84%      (5.95)%     32.04%


Calendar years ended December 31

This bar chart shows the performance of the Initial Class shares of the fund for each full calendar year since the fund's inception on July 17, 2000.

Fund's best and worst calendar quarters for Initial Class shares

                                         Quarter/Year
                       --------
                        Highest  20.29%  4th Quarter 2001

                        Lowest  (13.85)% 3rd Quarter 2001

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                             One    Since
                                             Year   inception*
                  --------------------------
                  Fund                       32.04%    9.56%

                  S&P MidCap 400/Barra Value
                    Index                    40.18%   14.01%

--------------------------------------------------------------------------------
* Inception means 7/17/00 for the Value Mid Cap Fund and the S&P MidCap 400/Barra Value Index.


The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P MidCap 400/Barra Value Index. The table assumes that you reinvest all of your dividends and distributions.


The S&P Midcap 400/Barra Value Index is an unmanaged, weighted index of the stock performance of industrial, transportation, utility and financial companies. The index represents the performance of 400 of these companies having medium size market capitalizations with low price-to-book ratios and low price-to-earnings ratios. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Small Cap Fund


 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 OpCap Advisors


INVESTMENT GOAL

Capital appreciation.


KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at the time of purchase. The majority of the stocks purchased by the fund are listed on a domestic stock exchange or traded in the U.S. over-the-counter market.

How Investments Are Selected

OpCap Advisors, the fund's investment subadviser, applies principles of value investing to choose investments for the fund. Using fundamental company analysis, OpCap Advisors selects securities it believes are undervalued by the marketplace. Fundamental company analysis involves intensive evaluation of historic financial data including:

..  company financial statements
..  market share analysis
..  unit volume growth
..  barriers to entry
..  pricing policies
..  management record

When evaluating equity securities, OpCap Advisors believes that there are two major components of value:

..  a company's ability to generate earnings that contribute to shareholder value; and
.. market undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

In selecting equity securities for the fund, OpCap Advisors seeks companies that have one or more of the following characteristics:

..  substantial and growing discretionary cash flow
..  high returns on capital
..  strong shareholder value-oriented management
..  valuable consumer or commercial franchises

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
..  Value stocks fall out of favor with the stock market.
.. The market undervalues the stocks held by the fund for longer than expected. .. The stocks purchased by the fund turn out not to be undervalued.
.. Small cap securities, which generally are more volatile and less liquid than large cap securities, decline in value more steeply or become less liquid than expected.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  are seeking to participate in the long-term growth potential of small cap companies
.. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of large or mid cap companies
.. are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in small cap companies with limited track records

The fund may not be appropriate for investors who:

..  are uncomfortable with the risks of the stock market
..  seek stability of principal

THE FUNDS' GOALS, STRATEGIES AND RISKS
Value Small Cap Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.

Year-by-year total returns for Initial Class shares

                                    [CHART]


 2001        2002        2003
-----      --------    --------
8.91%      (20.61)%     41.62%


Calendar years ended December 31

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on July 17, 2000.

Fund's best and worst calendar quarters for Initial Class shares

                                         Quarter/Year
                       --------
                        Highest 22.27%   2nd Quarter 2003

                        Lowest  (22.54)% 3rd Quarter 2002

--------------------------------------------------------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                            One    Since
                                            Year   inception*
                   ------------------------
                   Fund                     41.62% 12.28%

                   Russell 2000 Value Index 46.03% 15.10%

--------------------------------------------------------------------------------
* Inception means 7/17/00 for the Value Small Cap Fund and the Russell 2000 Value Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Russell 2000 Value Index. The table assumes that you reinvest all of your dividends and distributions.

The Russell 2000 Value Index measures the performance of those companies within the Russell 2000 Index (an index that includes the 2,000 companies with the smallest market capitalizations from the Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index represents 98% of the investable U.S. equity market. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Blue Chip Mid Cap Fund

 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 Wellington Management Company, LLP


INVESTMENT GOAL

Long-term capital growth.


KEY INVESTMENTS AND STRATEGIES

Under normal conditions, the fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations within the range represented by the S&P Mid Cap 400 Index.

How investments are selected

The fund is broadly diversified by industry and company. The fund favors high-quality, well-established companies. These are companies with a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.

The fund's investment subadviser, Wellington Management Company, LLP ("Wellington Management") uses a two-tiered strategy in selecting these investments:

..  Using what is sometimes referred to as a "top down" approach, Wellington
   Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and broad demographic trends. Through top down analysis, Wellington Management attempts to identify and anticipate trends and changes in markets and the overall economy. Wellington Management then seeks to identify those industries and sectors that will outperform others in these conditions.
.. Following its top down analysis, Wellington Management uses what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company's business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the fund's portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  U.S. stock markets go down or perform poorly relative to other types of investments.
..  Mid-capitalization companies fall out of favor with investors.
..  Prices of the fund's securities fall as a result of general market movements or unfavorable company news.
..  The fund's investment style and mid-capitalization focus do not produce favorable results relative to market trends.
..  The fund misses out on an investment opportunity because its assets are invested in lower performing investments.
.. Wellington Management's judgments about future economic trends or the relative value of securities selected for the fund's portfolio prove to be wrong.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  are seeking to participate in the long-term growth potential of U.S. medium capitalization stocks
.. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of large capitalization companies
..  are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

..  are uncomfortable with the risks of the stock market
..  seek stability of principal

THE FUNDS' GOALS, STRATEGIES AND RISKS
Blue Chip Mid Cap Fund (continued)



 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.

Year-by-year total returns for Initial Class shares

                                    [CHART]


 2000      2001       2002        2003
------    -------   --------    --------
24.96%    (3.23)%   (14.91)%     36.09%


Calendar years ended December 31

The bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on September 1, 1999.

Fund's best and worst calendar quarters for Initial Class shares

                                         Quarter/Year
                       --------
                        Highest  22.85%  1st Quarter 2000

                        Lowest  (17.89)% 3rd Quarter 2002

--------------------------------------------------------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                          One    Since
                                          Year   inception*
                     --------------------
                     Fund                 36.09% 14.22%

                     S&P MidCap 400 Index 35.62% 10.44%

--------------------------------------------------------------------------------
* Inception means 9/1/99 for the Blue Chip Mid Cap Fund and the S&P MidCap 400 Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compared to the return of the S&P MidCap 400 Index. The table assumes that you reinvest all of your dividends and distributions.

The S&P Midcap 400 Index is an unmanaged, weighted index of the stock performance of industrial, transportation, utility and financial companies having medium size market capitalization. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Investors Foundation Fund

 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 Wellington Management Company, LLP


INVESTMENT GOAL

Long-term capital growth.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies. The fund generally holds stocks of companies with market capitalizations within the range represented by the Standard & Poor's ("S&P") 500 Index.

How investments are selected

The fund is broadly diversified by industry and company. The fund is managed to have an overall risk profile over the long term similar to that of the S&P 500 Index. The fund does not, however, seek to replicate the S&P 500 Index. From time to time the fund's portfolio composition may diverge significantly from the S&P 500 Index by style, market capitalization, and industry focus. The fund owns fewer securities than the S&P 500 Index and takes positions in securities that are not in the S&P 500 Index.

The fund's investment subadviser, Wellington Management Company, LLP ("Wellington Management"), selects investments for the fund using a combination of fundamental analysis and quantitative tools.

.. Wellington Management first uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis involves the assessment of a company's business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.
.. Wellington Management then complements its fundamental research with an internally developed quantitative analytical approach. This approach consists of both valuation and timeliness measures. Valuation measures focus on earnings estimates, future dividend growth, price/earnings ratios, and cash flows to determine the relative attractiveness of different stocks in different industries. Timeliness measures focus on favorable earnings, company events and stock price momentum to assess the appropriate time to purchase a stock.

Those securities that are considered most attractive under both fundamental and quantitative valuation approaches are favored in the selection process.

Wellington Management continually monitors every company in the fund's portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals, or alternative investments become sufficiently more attractive.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  U.S. stock markets go down or perform poorly relative to other types of investments.
..  Large capitalization companies fall out of favor with investors.
..  Prices of the fund's securities fall as a result of general market movements or unfavorable company news.
..  The fund's investment style combining fundamental analysis and quantitative measures does not produce favorable results relative to market trends.
..  The fund misses out on an investment opportunity because its assets are invested in lower performing investments.
.. Wellington Management's judgments about future economic trends or the relative value of securities selected for the fund's portfolio prove to be wrong.
..  Wellington Management's hedging strategies are not successful.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

.. are seeking to participate in the long-term growth potential of U.S. stocks .. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
..  are willing to accept the risks of the stock market

THE FUNDS' GOALS, STRATEGIES AND RISKS
Investors Foundation Fund (continued)


 The fund may not be appropriate for investors who:

 .  are uncomfortable with the risks of the stock market
 .  seek stability of principal

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.

Year-by-year total returns for Initial Class shares

                                    [CHART]


  2000       2001        2002        2003
-------    -------     --------    --------
(5.94)%    (7.93)%     (24.84)%     29.20%


Calendar years ended December 31

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on September 1, 1999.

Fund's best and worst calendar quarters for Initial Class shares

                                         Quarter/Year
                       --------
                        Highest   14.84% 2nd Quarter 2003

                        Lowest  (16.55)% 3rd Quarter 2002

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          29.20% (1.35)%

                        S&P 500 Index 28.68% (2.48)%

--------------------------------------------------------------------------------
* Inception means 9/1/99 for the Investors Foundation Fund and the S&P 500
Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Select Equity Fund


 Adviser
 Sun Capital Advisers, Inc.

 Subadviser
 Wellington Management Company, LLP


INVESTMENT GOAL

Long-term capital growth.


KEY INVESTMENTS AND STRATEGIES

The fund normally invests in twenty to forty common stocks and other equity securities of large capitalization U.S. companies. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities. These investments are selected primarily from the Standard & Poor's ("S&P") 500 Index.

How Investments Are Selected

In selecting investments for the fund, the fund's investment subadviser, Wellington Management Company, LLP ("Wellington Management") favors large capitalization, high-quality companies with long-term growth potential. These are companies with accelerating earnings growth, strong possibility of multiple expansion, or hidden or unappreciated value.

The fund uses a two-tiered strategy in selecting these investments:

..  Using what is sometimes referred to as a "top down" approach, Wellington
   Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and broad demographic trends. Through top down analysis, Wellington Management attempts to identify and anticipate trends and changes in markets and the overall economy. Wellington Management then seeks to identify those industries and sectors that will outperform others in these conditions.
.. Following its top down analysis, Wellington Management uses what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify twenty to forty of the most attractive large capitalization companies for purchase. Fundamental analysis involves the assessment of a company's business environment, global expansion plans, management, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the fund's portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating investment fundamentals, or alternative investments become sufficiently more attractive.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well then other possible investments if any of the following occurs:

..  U.S. stock markets go down or perform poorly relative to other types of investments.
..  Large capitalization companies fall out of favor with investors.
..  Prices of the fund's securities fall as a result of general market movements or unfavorable company news.
..  The fund misses out on an investment opportunity because its assets are invested in a relatively small number of lower performing investments.
.. Wellington Management's judgments about future economic trends or the relative value of securities selected for the fund's portfolio prove to be wrong.

Diversification

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  are seeking to participate in the long-term growth potential of U.S. large capitalization stocks
.. are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of a large number of companies
..  are willing to accept the risks of the stock market

THE FUNDS' GOALS, STRATEGIES AND RISKS
Select Equity Fund (continued)


 The fund may not be appropriate for investors who:

 .  are uncomfortable with the risks of the stock market
 .  seek stability of principal
 . wish to diversify their U.S. stock market investments across many U.S. companies

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.


Year-by-year total returns for Initial Class shares

                                    [CHART]


 2000         2001         2002         2003
-------     --------     --------     --------
(9.71)%     (16.22)%     (27.56)%      30.98%


Calendar years ended December 31

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on September 1, 1999.

Fund's best and worst calendar quarters for Initial Class shares

                                         Quarter/Year
                       --------
                        Highest   16.14% 1st Quarter 2000

                        Lowest  (20.09)% 2nd Quarter 2002

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          30.98%    (2.22)%

                        S&P 500 Index 28.68%    (2.48)%

--------------------------------------------------------------------------------
* Inception means 9/1/99 for the Select Equity Fund and the S&P 500 Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

EXPENSE SUMMARY





The table below describes the fees and expenses you may pay if you remain invested in Service Class shares of a fund. Since the Service Class did not commence operations until February 1, 2004, the expenses shown below are the expenses incurred by each fund's Initial Class for the year ended December 31, 2003. The Service Class shares of the funds are not subject to any fees upon purchases or redemptions; however, the Service Class shares of the funds are subject to a Rule 12b-1 fee. Because this fee is paid out of each fund's Service Class assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The funds' annual operating expenses do not reflect the separate account fees charged in the variable annuity and variable life insurance products through which the fund is offered. Please see the prospectus for your variable annuity or variable life contract for more details on the separate account fees.



Annual fund operating expenses paid from the assets of the fund--Service Class shares

As a percentage of average daily net assets

                                                                             Alger
                                      All   Investment Money   Real  Alger  Income &
                                      Cap   Grade Bond Market Estate Growth  Growth
                                     -----  ---------- ------ ------ ------ --------
Management Fee......................  0.70%    0.60%    0.50%  0.95%  0.75%  0.625%
Distribution (12b-1) Fee............  0.25     0.25     0.25   0.25   0.25    0.25
Other Expenses......................  4.77     0.28     0.15   0.31   1.63    2.03
Total Operating Expenses............  5.72     1.13     0.90   1.51   2.63    2.90
Fee Waiver and Expense Limitation/1/ (4.57)   (0.13)      --  (0.01) (1.48)  (1.85)
Net Expenses........................  1.15     1.00     0.90   1.50   1.15    1.05


Annual fund operating expenses paid from the assets of the fund--Service Class shares

As a percentage of average daily net assets

                                                                      Neuberger Neuberger
                                                               Davis   Berman    Berman
                                      Alger Small     Davis   Venture  Mid Cap   Mid Cap  Value
                                     Capitalization Financial  Value   Growth     Value   Equity
                                     -------------- --------- ------- --------- --------- ------
Management Fee......................      0.85%        0.75%    0.75%    0.95%     0.95%   0.80%
Distribution (12b-1) Fee............      0.25         0.25     0.25     0.25      0.25    0.25
Other Expenses......................      3.09         1.61     0.44     2.66      1.76    1.83
Total Operating Expenses............      4.19         2.61     1.44     3.86      2.96    2.88
Fee Waiver and Expense Limitation/1/     (2.94)       (1.46)   (0.29)   (2.51)    (1.61)  (1.73)
Net Expenses........................      1.25         1.15     1.15     1.35      1.35    1.15


Annual fund operating expenses paid from the assets of the fund--Service Class shares

As a percentage of average daily net assets

                                                     Value
                                      Value   Value  Small  Blue Chip Investors  Select
                                     Managed Mid Cap  Cap    Mid Cap  Foundation Equity
                                     ------- ------- -----  --------- ---------- ------
Management Fee......................   0.80%   0.80%  0.80%    0.80%     0.75%    0.75%
Distribution (12b-1) Fee............   0.25    0.25   0.25     0.25      0.25     0.25
Other Expenses......................   2.62    0.84   0.32     0.34      2.19     1.48
Total Operating Expenses............   3.67    1.89   1.37     1.39      3.19     2.48
Fee Waiver and Expense Limitation/1/  (2.52)  (0.64) (0.12)   (0.14)    (2.04)   (1.33)
Net Expenses........................   1.15    1.25   1.25     1.25      1.15     1.15

--------

/1/ The expenses in the table above reflect an expense limitation agreement under which Sun Capital Advisers, Inc. (the "adviser") has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the amounts shown as Net Expenses in the table. The adviser has contractually agreed to maintain the expense limits until at least May 1, 2005. For additional information regarding the expense limitations, please refer to the prospectus section captioned "About the Adviser". To the extent that a fund's total expense ratio falls below the expense limitation stated above in future years, the adviser reserves the right to be reimbursed by the fund for advisory fees waived and fund expenses paid by it during the prior two fiscal years.

EXPENSE SUMMARY




Example


This Example is intended to help you compare the cost of investing in the Service Class shares of the funds with the cost of investing in other mutual funds.



The Example assumes that you invest $10,000 in a fund for the time periods indicated, then redeem all of your Service Class shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the fund's operating expenses remain the same. The estimated costs in Year 1 are calculated based on each fund's contractual expense limitation, shown as Net Expenses in the table above. For Years 2 through 10, each fund's operating expenses are calculated based on its Total Operating Expenses as shown in the table above, without regard to any fee waiver or expense limitation. Therefore, the annual estimated costs used in Years 3, 5 and 10 are equal to or higher than the costs reflected in Year 1. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                            1 Year 3 Years 5 Years 10 Years
                                            ------ ------- ------- --------
    Sun Capital All Cap Fund...............  $118  $1,180  $2,389   $5,324
    Sun Capital Investment Grade Bond Fund.   103     344     610    1,373
    Sun Capital Money Market Fund..........    92     289     502    1,118
    Sun Capital Real Estate Fund...........   154     479     828    1,811
    SC Alger Growth Fund...................   118     634   1,229    2,842
    SC Alger Income & Growth Fund..........   108     669   1,322    3,076
    SC Alger Small Capitalization Fund.....   128     924   1,839    4,186
    SC Davis Financial Fund................   118     630   1,221    2,824
    SC Davis Venture Value Fund............   118     420     754    1,700
    SC Neuberger Berman Mid Cap Growth Fund   138     878   1,727    3,927
    SC Neuberger Berman Mid Cap Value Fund.   138     719   1,382    3,159
    SC Value Equity Fund...................   118     678   1,327    3,068
    SC Value Managed Fund..................   118     819   1,631    3,752
    SC Value Mid Cap Fund..................   128     514     949    2,156
    SC Value Small Cap Fund................   128     421     739    1,641
    SC Blue Chip Mid Cap Fund..............   128     424     747    1,661
    SC Investors Foundation Fund...........   118     734   1,447    3,342
    SC Select Equity Fund..................   118     607   1,170    2,704

MORE ABOUT THE FUNDS' INVESTMENTS


                   . All Funds other than Money Market Fund


Fixed income securities All funds other than Money Market Fund may invest in all types of fixed income securities of any maturity or duration, such as:

.. bills, notes, bonds                          . structured notes and other derivative
.. residential and commercial mortgage-backed     securities
  securities                                   . convertible securities
.. collateralized mortgage and bond obligations . preferred stock and trust certificates
.. asset-backed securities

These securities may have many types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, payment-in-kind, and auction rate features. Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Mid Cap Value Fund may each invest up to 20% of its assets in investment grade fixed income securities. If the quality of any fixed income securities held by either fund deteriorates so that they are no longer investment grade, the fund will sell the securities so that its holdings of below investment grade securities do not exceed 5% of its net assets.

Credit quality Fixed income securities are investment grade if they are rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating, or are unrated securities that the investment adviser or subadviser believes are of comparable quality. Lower credit quality securities are known as high yield bonds or junk bonds. If a security receives different ratings from multiple rating organizations, the fund may treat the security as being rated in the highest rating category received. Investment Grade Bond Fund may choose not to sell securities that are downgraded, after their purchase, below the fund's minimum acceptable credit rating.

High yield bonds (junk bonds) Investment Grade Bond Fund may invest up to 20% of its assets in below investment grade securities (junk bonds). High yield bonds involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond to short-term economic, corporate and market developments to a greater extent than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

American Depositary Receipts and Foreign Securities All funds other than Money Market Fund, may invest in American Depositary Receipts (ADRs) which are U.S. dollar denominated securities representing an interest in foreign securities. Each fund may also invest in foreign securities listed on a U.S. stock exchange or quoted market such as the New York Stock Exchange, American Stock Exchange, or National Association of Securities Dealers Automated Quotation. Each of Alger Growth Fund, Alger Income & Growth Fund, Alger Small Capitalization Fund, Blue Chip Mid Cap Fund and Select Equity Fund may invest up to 20% of its net assets in foreign securities not listed or traded on a U.S. exchange or quoted market. Each of Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, Value Small Cap Fund and Investors Foundation Fund may invest up to 100% of its assets in foreign securities including those not listed or traded on a U.S. exchange or quoted market. Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Mid Cap Value Fund may each invest up to 100% of its assets in U.S. dollar denominated foreign securities. Each fund may invest up to 10% of its total assets in equity and debt securities that are denominated in foreign currencies. A fund's investments in foreign securities or ADRs involve greater risk than investments in securities of U.S. issuers.

MORE ABOUT THE FUNDS' INVESTMENTS


Derivative contracts All funds other than Money Market Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices, interest rates or currencies, or options on these futures to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in securities market prices, interest rates or currencies.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index.


In addition, investing in the individual bonds and sectors considered most attractive by the adviser may not necessarily enable Investment Grade Bond Fund to achieve its target duration. This fund may use derivative contracts to increase or decrease the fund's exposure to a particular issuer or sector, or to increase or decrease the fund's duration. Real Estate Fund may use derivative contracts to manage the interest rate risk associated with both its real estate and fixed income investments and to stay fully invested in stocks when it has a significant cash position. Investors Foundation Fund may purchase and sell options and enter into futures contracts with respect to stocks and stock indices: (i) to seek to hedge against adverse changes in stock market prices, or (ii) as a substitute for purchasing or selling securities.


Some of the foreign securities purchased by Investment Grade Bond Fund and Real Estate Fund may be denominated in a foreign currency, which could decline in value against the U.S. dollar. Investment Grade Bond Fund and Real Estate Fund may use currency swaps and other currency derivatives to try to hedge against this risk. However, a fund will probably not be able to achieve a perfect hedge because of unavoidable discrepancies between the fund's foreign currency investments and its currency derivatives. Either fund might perform less well than a fund that does not hedge against foreign currency risk.

Substantially all of Investment Grade Bond Fund's investments will be either U.S. dollar-denominated or hedged back into U.S. dollars through transactions in currency swaps or other currency derivative contracts.

Even a small investment in derivative contracts can have a large impact on a fund's interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase fund losses and reduce opportunities for gains when interest rates or securities prices are changing. A fund may not fully benefit from or may lose money on derivatives if the adviser's (or subadviser's) expectations in using them prove incorrect or if changes in their value do not correspond accurately to changes in the value of the fund's other portfolio holdings. Counterparties to "over-the-counter" derivative contracts present the same types of credit risk as issuers of fixed income securities. Investment Grade Bond Fund's credit standards also apply to counterparties on "over-the-counter" derivative contracts. Derivatives can also make a fund's portfolio less liquid and harder to value, especially in declining markets.

Borrowing All funds other than Money Market Fund may borrow up to one-third of total assets from banks or through reverse repurchase agreements. Borrowing could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements.


Impact of high portfolio turnover Alger Growth Fund, Alger Income & Growth Fund, Alger Small Capitalization Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Value Fund, Value Mid Cap Fund, Value Small Cap Fund, Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund may engage in active and frequent trading to achieve their principal investment strategies. Frequent trading increases transaction costs, which could detract from a fund's performance.



Defensive investing All funds other than Money Market Fund may depart from their principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. To the extent that a fund might adopt a temporary defensive position, and over the course of its duration, the fund may not meet its stated investment goal. Money Market Fund will not take a defensive position because it invests exclusively in high quality money market securities.

MORE ABOUT THE FUNDS' INVESTMENTS


.. All Funds other than Money Market Fund and Investment Grade Bond Fund

Equity Securities All funds other than Money Market Fund and Investment Grade Bond Fund invest primarily in common stocks and common stock equivalents including convertible debt securities and convertible preferred stocks. Convertible debt securities and convertible preferred stocks entitle the holder to acquire the issuer's common stock by exchange or purchase at a predetermined rate. Convertible debt securities and convertible preferred stocks are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Equity securities include common stocks, trust shares, preferred stocks and debt securities convertible into stock and warrants.



.. Alger Growth Fund                                    . Value Mid Cap Fund

.. Alger Small Capitalization Fund                      . Value Small Cap Fund

.. Davis Venture Value Fund
                                                       . Blue Chip Mid Cap Fund

.. Neuberger Berman Mid Cap Growth Fund
                                                       . Investors Foundation
                                                       Fund

.. Neuberger Berman Mid Cap Value Fund
                                                       . Select Equity Fund


Market capitalization range While each fund listed above intends to be substantially fully invested in equity securities of companies with total market capitalizations within the range defined by each fund's key investment strategy, each fund may maintain a portion of its assets in equity securities of companies with total market capitalizations outside the defined range. Securities of small capitalization companies may present greater risks than securities of larger, more established companies. Small capitalization companies are often volatile and may suffer significant losses as well as realize substantial growth. In a declining market, these stocks may be harder to sell, which may further depress their prices.

.. Real Estate Fund
Permissible investments and additional risks Although Real Estate Fund typically focuses on equity REITs, it may invest without restriction in mortgage REITs and in equity securities of other U.S. and foreign real estate companies. A mortgage REIT invests most of its assets in real estate mortgages and earns most of its income from interest payments. A real estate company is a company that earns at least 50% of its gross revenues or net profits from real estate activities or from products or services related to the real estate sector. Real estate activities include owning, developing, managing, or acting as a broker for real estate. Examples of related products and services include building supplies and mortgage servicing.

The fund may invest in a variety of types of real estate companies.

In selecting investments for the fund, the adviser identifies securities with significant potential for appreciation relative to risk and other securities while also analyzing the level of dividend payments. The adviser uses the same strategy to select other real estate companies for the fund as it uses to select REITs. Many of the risks of REIT investing described in "The Funds' Goals, Strategies and Risks" also apply to other real estate companies.

MORE ABOUT THE FUNDS' INVESTMENTS




REITs are subject to the following additional risks:
..  A REIT may be unable to obtain financing to fund income and gain distributions required by federal tax law.
..  A REIT may fail to qualify for the federal tax exemption for distributed income.
..  Changes in federal tax law may adversely affect REITs, for example, by limiting their permissible businesses or investments.
.. Fund shareholders indirectly bear a proportionate share of the advisory fees and other operating expenses of REITs in the fund's portfolio in addition to the advisory fees and other expenses of the fund.

The fund may invest up to 20% of its assets in any of the fixed income securities in which Investment Grade Bond Fund is permitted to invest.

THE INVESTMENT ADVISER AND SUBADVISERS

About the Adviser. Sun Capital Advisers, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, is the funds' investment adviser. The adviser is an indirect, wholly-owned subsidiary of Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the New York, Toronto and Philippine stock exchanges.

Sun Capital Advisers, Inc. is the funds' investment adviser.

At December 31, 2003, the adviser had total assets under management of approximately $36 billion. The adviser has been providing investment advice and supervisory services to Sun Life Financial affiliates since 1997. Sun Life Financial is a diversified financial services organization with total assets under management at December 31, 2003 of $278.1 billion. The Sun Life Financial group of companies provides a broad range of financial products and services to individuals and groups located in Canada, the United States, the United Kingdom, and the Asia Pacific Region.

The adviser provides the funds with investment research and portfolio management services and manages certain aspects of the funds' business affairs. For its services, the adviser receives a fee from each fund equal on an annual basis to a percentage of the fund's average daily net assets. In the case of each fund other than the All Cap Fund, Investment Grade Bond Fund, Money Market Fund, and Real Estate Fund, the adviser employs an unaffiliated subadviser. In the case of those funds managed by a subadviser, the adviser pays a subadvisory fee to the subadviser. No fund is responsible for paying a subadvisory fee directly.


The adviser has contractually agreed to limit its management fee and to reimburse each fund's nonmanagement expenses until at least May 1, 2005. Total operating expenses will be capped on an annual basis to the percentages of the fund's average daily net assets shown as Net Expenses in the table under EXPENSE SUMMARY. To the extent that any fund's total expense ratio with respect to Service Class shares falls below its expense limit, the adviser reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years.

THE INVESTMENT ADVISER AND SUBADVISERS



Advisory Fees for Service Class shares


                                             Daily               Advisory
    Fund                                     Net Assets          Fee
    -----------------------------------------------------------------------
    All Cap Fund                             All                 0.70%

    Investment Grade Bond Fund               All                 0.60%

    Money Market Fund                        All                 0.50%

    Real Estate Fund                         All                 0.95%

    Alger Growth Fund                        All                 0.75%

    Alger Income & Growth Fund               All                0.625%

    Alger Small Capitalization Fund          All                 0.85%

    Davis Financial Fund and                 $0-$500 million     0.75%
    Davis Venture Value Fund                 over $500 million   0.70%

    Neuberger Berman Mid Cap Growth Fund and $0-$750 million     0.95%
    Neuberger Berman Mid Cap Value Fund      over $750 million   0.90%

    Value Equity Fund and                    $0-$400 million     0.80%
    Value Managed Fund                       $400 million-$800
                                             million             0.75%
                                             over $800 million   0.70%

    Value Mid Cap Fund and                   $0-$400 million     0.80%
    Value Small Cap Fund                     $400 million-$800
                                             million             0.75%
                                             over $800 million   0.70%

    Blue Chip Mid Cap Fund                   $0-$300 million     0.80%
                                             over $300 million   0.75%

    Investors Foundation Fund and            $0-$300 million     0.75%
    Select Equity Fund                       over $300 million   0.70%

Sun Capital Advisers Trust and the adviser have received an exemptive order from the Securities and Exchange Commission permitting the adviser, subject to the approval of the board of trustees, to select subadvisers to serve as portfolio managers of the funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. The adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser.

THE INVESTMENT ADVISER AND SUBADVISERS


About Davis Advisors

Davis Advisors, 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, serves as the subadviser to Davis Financial Fund and Davis Venture Value Fund. Davis discharges its responsibilities subject to the policies of the Board of Trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. Davis is a professional investment management firm which provides investment services to mutual funds, employee benefit plans and other institutions and individuals. Davis is a limited partnership and Davis Investments, LLC, is its sole general partner. Christopher Davis is the sole member of the general partner. As of December 31, 2003, Davis advised or subadvised more than 25 portfolios for U.S. registered investment companies with assets of more than $46.1 billion.

About Fred Alger Management, Inc.

Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003, serves as the subadviser to Alger Growth Fund, Alger Income & Growth Fund, and Alger Small Capitalization Fund. Alger Management discharges its responsibilities subject to the policies of the Board of Trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. Alger Management is a privately held, professional money management firm. As of December 31, 2003, Alger Management managed $10.8 billion in total assets.

About Neuberger Berman Management Inc.

Neuberger Berman Management Inc., 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, serves as the subadviser to Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Mid Cap Value Fund. Neuberger Berman discharges its responsibilities subject to the policies of the board of trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. Neuberger Berman is a wholly-owned subsidiary of Lehman Brothers Holdings Inc., a publicly traded company listed on the New York Stock Exchange. As of December 31, 2003, Neuberger Berman in conjunction with Neuberger Berman, LLC, as sub-adviser, managed $70.5 billion in total assets.

About OpCap Advisors

OpCap Advisors, 1345 Avenue of the Americas, New York, New York 10105-4800, serves as the subadviser to Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund. OpCap Advisors discharges its responsibilities subject to the policies of the board of trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. OpCap Advisors is a wholly-owned subsidiary of Oppenheimer Capital LLC responsible for the management of investment company assets in the United States and elsewhere. These include closed-end funds and mutual funds offered directly to retail investors, as well as funds offered as investment alternatives in variable annuity and variable insurance products. Oppenheimer Capital LLC is wholly-owned by Allianz Dresdner Asset Management U.S. Equities LLC, a subsidiary of Allianz Dresdner Asset Management of America L.P. The general partner of Allianz Dresdner Asset Management of America L.P. is Allianz-PacLife Partners LLC. Allianz AG, one of the world's largest insurance companies, has majority ownership of, and controls, Allianz Dresdner Asset Management of America L.P. and its subsidiaries, including Oppenheimer Capital LLC and the subadviser. Allianz AG is listed on the New York Stock Exchange in addition to other major exchanges. As of December 31, 2003, OpCap Advisors and its direct parent managed more than $460.5 billion in total assets.

THE INVESTMENT ADVISER AND SUBADVISERS





                  Wellington Management Company, LLP, 75 State Street, Boston,
About Wellington  Massachusetts 02109, serves as the subadviser to Blue Chip
  Management      Mid Cap Fund, Investors Foundation Fund, and Select Equity
 Company, LLP     Fund. Wellington Management discharges its responsibilities subject to the policies of the board of trustees of Sun
                  Capital Advisers Trust and the oversight and supervision of the adviser. Wellington Management is a professional investment-counseling firm which provides investment services to mutual funds, employee benefit plans, endowments, foundations, and other institutions. Wellington Management or its predecessor organizations have provided investment advisory services since 1928. Wellington Management is a Massachusetts limited liability partnership. As of December
                  31, 2003, Wellington Management had discretionary investment authority with respect to approximately $394 billion of client assets.

About the Portfolio Managers. The adviser and subadvisers have selected the following persons to manage the investments for the funds.



                           Fund             Manager
Fund                       manager(s)       since   Positions during past five years

All Cap Fund               Leo D. Saraceno, 2002    Senior vice president, Sun Capital Advisers, Inc.,
                           CFA                      since 2001 and previously vice president (1998-
                                                    2001). Vice president at Sun Life Financial since
                                                    2003. Joined Sun Life Financial in 1986.

                           Steven P.        2002    Senior vice president, Sun Capital Advisers, Inc.,
                           Wyman, CFA               since 2001 and previously vice president (1998-
                                                    2001). Assistant vice president at Sun Life Financial
                                                    since 2001. Joined Sun Life Financial in 1997.

                           Richard R.       2002    Vice president, Sun Capital Advisers, Inc., since
                           Gable, CFA               2001. Investment officer at Sun Life Financial since
                                                    2001. Joined Sun Life Financial in 1998.

Investment Grade Bond Fund Richard Gordon,  1998    Vice president, Sun Capital Advisers Trust, since
                           CFA                      1998. Senior vice president, Sun Capital Advisers,
                                                    Inc., since 2000, and previously vice president (1992-
                                                    2000). Vice president at Sun Life Financial since
                                                    1994.

                           Evan S.          2002    Senior vice president, Sun Capital Advisers, Inc.,
                           Moskovit, CFA            since 2002, and previously vice president (1999-
                                                    2002). Assistant vice president at Sun Life Financial
                                                    since 2002. Joined Sun Life Financial in 1997.

                           Michael A.       2002    Senior vice president, Sun Capital Advisers, Inc.,
                           Savage, CFA              since 2002, and previously vice president (2001-
                                                    2002). Assistant vice president at Sun Life Financial
                                                    since 2002. Joined Sun Life Financial in 1993.

Money Market Fund          Richard Gordon,  1998    See above.
                           CFA

                           John W.          2002    Senior vice president, Sun Capital Advisers, Inc.,
                           Donovan                  since 2002, and previously vice president (2001-
                                                    2002). Assistant vice president at Sun Life Financial
                                                    since 2002. Joined Sun Life Financial in 2001. Prior
                                                    to that, vice president, Back Bay Advisors L.P.
                                                    (1997-2001).

THE INVESTMENT ADVISER AND SUBADVISERS






                           Fund              Manager
Fund                       manager(s)        since   Positions during past five years

Real Estate Fund           Thomas V.         1998    Senior vice president, Sun Capital Advisers, Inc.,
                           Pedulla                   since 2000, and previously vice president (1998-
                                                     2000). Vice president at Sun Life Financial since
                                                     2000. Joined Sun Life Financial in 1995.

                           Leo D. Saraceno,  2003    See above.
                           CFA

                           Richard R.        2001    See above.
                           Gable, CFA

Growth Fund                Dan C. Chung,     2002    President and chief investment officer of Fred Alger
                           CFA                       Management, Inc. since September 2003. Previously,
                                                     executive vice president and portfolio manager
                                                     (2000-2001), senior vice president and senior analyst
                                                     (1999-2000) and vice president and analyst (1996-
                                                     1999).

                           David Hyun,       2002    Executive vice president, Fred Alger Management,
                           CFA                       Inc. since September 2001. Previously, portfolio
                                                     manager, Oppenheimer Funds, June 2000 to
                                                     September 2001. Prior to that, senior vice president
                                                     and portfolio manager (1997-2000) Fred Alger
                                                     Management, Inc.

Alger Income & Growth Fund Dan C. Chung,     2002    See above.
                           CFA

                           Kevin D. Collins, 2004    Senior vice president, portfolio manager and senior
                           CFA                       analyst, Fred Alger Management, Inc. Mr. Collins
                                                     joined as a senior analyst in 1997.

Alger Small Capitalization Jill Greenwald,   2002    Senior vice president, Fred Alger Management, Inc.
Fund                       CFA                       since November 2001. Previously, senior vice
                                                     president and investment officer, J&W Seligman &
                                                     Co., 1999 to November 2001. Prior to that, managing
                                                     director and senior portfolio manager, Chase
                                                     Manhattan Bank (1994-1999).

Davis Financial Fund and   Christopher C.    2000    Chief executive officer, Davis Advisors since 2001.
Davis Venture Value Fund   Davis                     A portfolio manager for Davis Advisors since 1991.

                           Kenneth C.        2000    Portfolio manager, Davis Advisors since 1998.
                           Feinberg                  Research analyst, Davis Advisors (1994-1998).

Neuberger Berman Mid Cap   Jon D. Brorson    2003    Vice president of Neuberger Berman Management
Growth Fund                                          Inc. and managing director of Neuberger Berman,
                                                     LLC since 2002. Prior to that, portfolio manager at
                                                     Northern Trust Company since 1996.

                           Kenneth J. Turek  2003    Vice president of Neuberger Berman Management
                                                     Inc. and managing director of Neuberger Berman,
                                                     LLC since 2002. Prior to that, portfolio manager at
                                                     Northern Trust Company since 1997.

THE INVESTMENT ADVISER AND SUBADVISERS






                          Fund          Manager
Fund                      manager(s)    since   Positions during past five years

Neuberger Berman Mid Cap  David M.      2004    Vice President of Neuberger Berman Management Inc.
Value Fund                DiDomenico            and Neuberger Berman, LLC. He has been an associate
                                                manager of the fund since December 2003 and prior to
                                                that was an analyst dedicated to the fund since 2002. He
                                                held a position at a private equity firm from 1999 to
                                                2002. Prior to 1999 he was an analyst at another
                                                investment firm.

                          Andrew B.     2001    Vice president of Neuberger Berman Management
                          Wellington            Inc. and Neuberger Berman, LLC where he has been
                                                an associate portfolio manager since 2001. From
                                                1996-2001 he was a portfolio manager at another
                                                firm.

Value Equity Fund         Robert K.     2003    The Fund is managed by Mr. Urquhart, a vice
                          Urquhart and          president of OpCap Advisors and managing director
                          Team                  of Oppenheimer Capital since 2000, and OpCap
                                                Advisors' Equity Team, which is comprised of
                                                investment professionals who focus on investments
                                                in large cap equity securities. Mr. Urquhart joined
                                                Oppenheimer Capital in 1999.

Value Managed Fund        Robert K.     2003    Vice President, OpCap Advisors. Managing director
                          Urquhart              and senior portfolio manager, Oppenheimer Capital.
                                                Joined Oppenheimer Capital in 1999.

Value Mid Cap Fund        Nicholas      2004    Vice president, OpCap Advisors. Research analyst,
                          Frelinghuysen         Oppenheimer Capital. Joined Oppenheimer Capital in
                                                1999. Prior to that, equity research analyst at
                                                Donaldson, Lufkin & Jenrette.

                          Louis P.      2000    Vice President, OpCap Advisors. Managing director,
                          Goldstein             Oppenheimer Capital. Joined Oppenheimer Capital in
                                                1991.

Value Small Cap Fund      Mark          2000    Vice president, OpCap Advisors. Senior vice
                          Degenhart             president, Oppenheimer Capital. Joined Oppenheimer
                                                Capital in 1999. Prior to that, director of research and
                                                associate portfolio manager at Palisade Capital
                                                Management (1993-1999).

Blue Chip Mid Cap Fund    Phillip H.    1999    Senior Vice President, Wellington Management
                          Perelmuter            Company, LLP. Joined Wellington Management in
                                                1995.

Investors Foundation Fund Mammen        2001    Vice president, Wellington Management Company,
                          Chally, CFA           LLP since 1998. Mr. Chally has been an investment
                                                professional with Wellington Management since
                                                1996 and joined the firm in 1994.

Select Equity Fund        Maya K.       1999    Vice president, Wellington Management Company,
                          Bittar, CFA           LLP since 1998.

PURCHASE AND REDEMPTION INFORMATION


Service Class shares of each fund are offered exclusively to insurance company separate accounts.










Buying and Redeeming Service Class Shares. Each fund sells its Service Class shares at net asset value (NAV) directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance products. Each fund may suspend the offer of its shares and reserves the right to reject any specific purchase order. A fund may refuse a purchase order if, in the adviser's opinion, the order is of a size that would disrupt the management of a fund.



Insurance company separate accounts that accept orders from contractholders to purchase and redeem Service Class shares before the close of regular trading on the New York Stock Exchange (the "Exchange") will receive that day's NAV (which will be calculated as of the close of regular trading on the Exchange), provided that the insurance company transmits the orders to the fund prior to the opening of trading on the Exchange on the next business day. If the fund receives orders after the Exchange opens, those orders will receive the next business day's NAV.


Each fund redeems its shares on any business day. Normally, a fund forwards redemption proceeds by bank wire to the redeeming insurance company on the next business day after redemption instructions are received. Under unusual circumstances, a fund may suspend redemptions or postpone payment for up to seven (7) days or longer, as permitted by Federal securities laws.


Excessive and Short-term Trading. The funds are not designed to accommodate excessive or short-term trading, which can disrupt portfolio management strategies and increase fund operating expenses. A fund may reject a purchase order if, in the adviser's opinion, the order is of a size that would disrupt the management of the fund or otherwise represents excessive or short-term trading. Each fund sells its shares to insurance company separate accounts for the purpose of funding variable annuity or variable life insurance contracts. As a result, the funds' ability to monitor trading activity by the owners of such contracts is limited. For specific information about the purchase, redemption and transfer limitation policies that apply to a particular variable annuity or variable life insurance contract, contract owners should review the separate account prospectus prepared by the insurance company for their contracts.


Automatic Transactions. Purchases and redemptions arising out of an automatic transaction under an insurance contract are effected when received by the insurance company in the manner described above. Automatic transactions include investment of net premiums, payment of death benefits, deduction of fees and charges, transfers, surrenders, loans, loan repayments, deductions of interest on loans, lapses, reinstatements, and similar automatic transactions.

Service Class shares of each fund are offered at net asset value. The separate account does not pay a sales charge to buy fund Service Class shares.


Valuation of Shares. Each fund offers its shares at the NAV per Service Class share of the fund. Each fund calculates its NAV once daily as of the close of regular trading on the Exchange (generally at 4:00 p.m., Eastern time) on each day the Exchange is open. If the Exchange closes early, the funds will accelerate the determination of NAV to the closing time. On any day an international market is closed and the Exchange is open, a fund will normally value its foreign securities, if any, at the prior day's close with the current day's exchange rate.


Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures adopted by the board of trustees. Because international markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when an insurance company cannot buy or sell shares. A fund may value securities at fair value when market quotations are not readily available or the adviser believes that available market quotations do not reasonably represent the securities' actual value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.
The funds distribute capital gains and income.

FUND DETAILS




PURCHASE AND REDEMPTION INFORMATION



Dividends and Distributions. Each fund intends to distribute all or substantially all of its net realized capital gains, if any, and net investment income for each taxable year. Money Market Fund and Investment Grade Bond Fund declare dividends from net investment income daily and pay dividends monthly. All funds other than Money Market Fund and Investment Grade Bond Fund declare and pay dividends from net investment income at least annually. Each fund distributes its net realized capital gains, if any, at least annually. The funds expect that an insurance company holding shares on behalf of a contract holder will elect to reinvest dividends and capital gains in additional shares of the fund that paid them. Shares purchased become entitled to dividends as of the first business day following the date of investment.

Taxes. Shares of the funds are held and owned for U.S. federal income tax purposes by life insurance company separate accounts established in connection with variable annuity and variable life insurance contracts, and not by the owners of these variable contracts. Owners of variable contracts should refer to the prospectuses for these contracts for a description of the tax consequences of owning and receiving distributions or other payments relating to these contracts.

Each fund is treated as a separate entity for U.S. federal income tax purposes and intends to elect or has elected to be treated and has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets, and distribution of its income to shareholders. If a fund meets these requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that are distributed.

In addition to the above, each fund also intends to comply with certain diversification requirements relating to the tax-deferred status of variable contracts issued by insurance company separate accounts. More specific information on these diversification requirements is contained in the prospectus for the variable contracts and in the funds' Statement of Additional Information.

A fund's failure to comply with these requirements could cause the holder of a variable contract based on a separate account that invested in whole or in part in that fund to be subject to current taxation of all income accrued on the contract for the current and all prior taxable years, unless the Internal Revenue Service permits correction of the failure, which cannot be assured.


Investments by Variable Product Separate Accounts in Shares of the Funds. Each fund will sell its shares to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. The variable contracts may or may not make investments in all the funds described in this Prospectus.

The interests of owners of different variable contracts investing in a fund could conflict due to differences of tax treatment and other considerations. The Trust currently does not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life contracts. Nevertheless, the Board of Trustees will monitor events to seek to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund's shareholders.

FINANCIAL HIGHLIGHTS


   The financial highlights tables are intended to help you understand the performance of each of the Initial Class shares of the following funds since inception. Initial Class share information is presented because Service Class shares are a newly offered class with no operating history. Service Class shares will have different performance and different annual operating expenses. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table is included in the annual report (available upon request) along with the funds' financial statements and the report of the funds' independent accountants. The annual report was audited by Deloitte & Touche LLP, independent public accountants. Insurance company separate account contract expenses are not reflected in these tables. Had such expenses been added, the performance figures would have been lower.


    Selected data for an Initial Class share outstanding throughout each period:

                                                               All Cap Fund               Investment Grade Bond Fund
                                                          --------------------   -------------------------------------------
                                                                       For the
                                                             Year      Period               Year Ended December 31
                                                            Ended    05/1/02* to -------------------------------------------
                                                          12/31/2003 12/31/2002    2003     2002     2001     2000     1999
                                                          ---------- ----------- -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $ 7.540     $10.000   $ 9.630  $ 9.680  $ 9.600  $ 9.340  $ 9.970
                                                           -------     -------   -------  -------  -------  -------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................    0.040       0.020     0.514    0.538    0.601    0.626    0.576
  Net realized and unrealized gain (loss) on investments.    3.943      (2.462)    0.393   (0.050)   0.079    0.260   (0.630)
                                                           -------     -------   -------  -------  -------  -------  -------
  Total from Investment Operations.......................    3.983      (2.442)    0.907    0.488    0.680    0.886   (0.054)
                                                           -------     -------   -------  -------  -------  -------  -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................   (0.036)     (0.018)   (0.517)  (0.538)  (0.600)  (0.626)  (0.576)
  In excess of net investment income.....................       --          --        --       --       --       --       --
  Net realized gain on investments.......................   (0.037)         --        --       --       --       --       --
  In excess of net realized gain on investments..........       --          --        --       --       --       --       --
  Capital................................................       --          --        --       --       --       --       --
                                                           -------     -------   -------  -------  -------  -------  -------
  Total distributions....................................   (0.073)     (0.018)   (0.517)  (0.538)  (0.600)  (0.626)  (0.576)
                                                           -------     -------   -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD...........................  $11.450     $ 7.540   $10.020  $ 9.630  $ 9.680  $ 9.600  $ 9.340
                                                           =======     =======   =======  =======  =======  =======  =======
TOTAL RETURN(b)..........................................    52.89%     (24.43)%    9.63%    5.23%    7.21%    9.86%   (0.56)%
                                                           =======     =======   =======  =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................  $ 5,082     $ 1,780   $66,335  $67,679  $80,999  $40,376  $18,184
Ratios to average net assets:
  Net expenses(a)........................................     0.90%       0.90%     0.75%    0.75%    0.75%    0.75%    0.75%
  Gross expenses(a)......................................     5.47%       5.73%     0.88%    0.81%    0.95%    1.31%    1.98%
  Net investment income (loss)(a)........................     0.70%       0.41%     5.22%    5.60%    6.11%    6.70%    6.00%
Portfolio turnover rate..................................      150%         67%       57%     144%      92%      69%      78%

--------
*  Commencement of operations
(a) Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

   Selected data for an Initial Class share outstanding throughout each period:

                                                                         Money Market Fund
                                                          ----------------------------------------------  --------
                                                                      Year Ended December 31
                                                          ----------------------------------------------  --------
                                                            2003      2002      2001      2000     1999     2003
                                                          --------  --------  --------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  1.000  $  1.000  $  1.000  $ 1.000  $ 1.000  $11.100
                                                          --------  --------  --------  -------  -------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................    0.005     0.011     0.035    0.057    0.045    0.277
  Net realized and unrealized gain (loss) on investments.       --        --        --       --       --    3.713
                                                          --------  --------  --------  -------  -------  -------
  Total from Investment Operations.......................    0.005     0.011     0.035    0.057    0.045    3.990
                                                          --------  --------  --------  -------  -------  -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................   (0.005)   (0.011)   (0.035)  (0.057)  (0.045)      --
  In excess of net investment income.....................       --        --        --       --       --       --
  Net realized gain on investments.......................       --        --        --       --       --       --
  In excess of net realized gain on investments..........       --        --        --       --       --       --
  Capital................................................       --        --        --       --       --       --
                                                          --------  --------  --------  -------  -------  -------
  Total distributions....................................   (0.005)   (0.011)   (0.035)  (0.057)  (0.045)      --
                                                          --------  --------  --------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD........................... $  1.000  $  1.000  $  1.000  $ 1.000  $ 1.000  $15.090
                                                          ========  ========  ========  =======  =======  =======
TOTAL RETURN(b)..........................................     0.55%     1.12%     3.59%    5.90%    4.63%   35.95%
                                                          ========  ========  ========  =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $113,004  $149,363  $116,946  $41,279  $13,971  $78,695
Ratios to average net assets:
  Net expenses(a)........................................     0.65%     0.65%     0.65%    0.65%    0.65%    1.25%
  Gross expenses(a)......................................     0.65%     0.65%     0.74%    1.22%    2.70%    1.26%
  Net investment income (loss)(a)........................     0.56%     1.11%     3.16%    5.83%    4.69%    4.54%
Portfolio turnover rate..................................      N/A       N/A       N/A      N/A      N/A       42%

                                                                Real Estate Fund
                                                          -----------------------------------
                                                             Year Ended December 31
                                                          -----------------------------------
                                                            2002     2001     2000     1999
                                                          -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $11.850  $11.250  $ 8.940  $ 9.850
                                                          -------  -------  -------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   0.496    0.629    0.388    0.477
  Net realized and unrealized gain (loss) on investments.  (0.036)   0.772    2.402   (0.888)
                                                          -------  -------  -------  -------
  Total from Investment Operations.......................   0.460    1.401    2.790   (0.411)
                                                          -------  -------  -------  -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................  (0.463)  (0.618)  (0.417)  (0.447)
  In excess of net investment income.....................      --       --       --       --
  Net realized gain on investments.......................  (0.583)  (0.183)  (0.054)      --
  In excess of net realized gain on investments..........  (0.070)      --   (0.009)      --
  Capital................................................  (0.094)      --       --   (0.052)
                                                          -------  -------  -------  -------
  Total distributions....................................  (1.210)  (0.801)  (0.480)  (0.499)
                                                          -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD........................... $11.100  $11.850  $11.250  $ 8.940
                                                          =======  =======  =======  =======
TOTAL RETURN(b)..........................................    4.04%   12.58%   31.30%   (3.98)%
                                                          =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $44,310  $25,824  $17,162  $ 6,089
Ratios to average net assets:
  Net expenses(a)........................................    1.25%    1.25%    1.25%    1.25%
  Gross expenses(a)......................................    1.41%    1.68%    2.67%    3.39%
  Net investment income (loss)(a)........................    5.51%    5.60%    6.13%    6.09%
Portfolio turnover rate..................................      49%      25%      15%      13%

--------
(a) Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

   Selected data for an Initial Class share outstanding throughout each period:

                                                                                          Alger Income &
                                                              Alger Growth Fund             Growth Fund
                                                          ------------------------   -----------------------
                                                                      For the Period            For the Period
                                                          Year Ended   04/1/02* to   Year Ended  04/1/02* to
                                                          12/31/2003    12/31/2002   12/31/2003   12/31/2002
                                                          ----------  -------------- ---------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $ 7.120       $10.000      $ 7.360      $10.000
                                                           -------       -------      -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   (0.007)        0.006        0.042        0.021
  Net realized and unrealized gain (loss) on investments.    2.447        (2.880)       2.190       (2.640)
                                                           -------       -------      -------      -------
  Total from Investment Operations.......................    2.440        (2.874)       2.232       (2.619)
                                                           -------       -------      -------      -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................      -- (c)     (0.006)      (0.042)      (0.021)
  In excess of net investment income.....................       --            --           --           --
  Net realized gain on investments.......................       --            --           --           --
  In excess of net realized gain on investments..........       --            --           --           --
  Capital................................................       --            --           --           --
                                                           -------       -------      -------      -------
  Total distributions....................................   (0.000)       (0.006)      (0.042)      (0.021)
                                                           -------       -------      -------      -------
NET ASSET VALUE, END OF PERIOD...........................  $ 9.560       $ 7.120      $ 9.550      $ 7.360
                                                           =======       =======      =======      =======
TOTAL RETURN(b)..........................................    34.27%       (28.74)%      30.34%      (26.20)%
                                                           =======       =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................  $12,120       $ 7,680      $ 8,986      $ 6,206
Ratios to average net assets:
  Net expenses(a)........................................     0.90%         0.90%        0.80%        0.80%
  Gross expenses(a)......................................     2.38%         3.12%        2.65%        3.32%
  Net investment income (loss)(a)........................    (0.10)%        0.14%        0.56%        0.45%
Portfolio turnover rate..................................      161%          217%         176%         223%

                                                                 Alger Small
                                                             Capitalization Fund
                                                          -----------------------
                                                                     For the Period
                                                          Year Ended  04/1/02* to
                                                          12/31/2003   12/31/2002
                                                          ---------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $ 7.610      $10.000
                                                           -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   (0.057)      (0.026)
  Net realized and unrealized gain (loss) on investments.    3.367       (2.364)
                                                           -------      -------
  Total from Investment Operations.......................    3.310       (2.390)
                                                           -------      -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................       --           --
  In excess of net investment income.....................       --           --
  Net realized gain on investments.......................       --           --
  In excess of net realized gain on investments..........       --           --
  Capital................................................       --           --
                                                           -------      -------
  Total distributions....................................       --           --
                                                           -------      -------
NET ASSET VALUE, END OF PERIOD...........................  $10.920      $ 7.610
                                                           =======      =======
TOTAL RETURN(b)..........................................    43.50%      (23.90)%
                                                           =======      =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................  $ 6,891      $ 3,822
Ratios to average net assets:
  Net expenses(a)........................................     1.00%        1.00%
  Gross expenses(a)......................................     3.94%        5.16%
  Net investment income (loss)(a)........................    (0.77)%      (0.68)%
Portfolio turnover rate..................................      169%         107%

--------
*  Commencement of operations
(a) Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c) Amount is less than $0.001 per share.

   Selected data for an Initial Class share outstanding throughout each period:

                                                                     Davis Financial Fund
                                                          ------------------------------------------
                                                             Year Ended December 31    For the Period
                                                          --------------------------    7/17/00* to
                                                            2003     2002      2001      12/31/2000
                                                          -------  -------   -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 8.540  $10.490   $11.320      $10.000
                                                          -------  -------   -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   0.068    0.040     0.015        0.013
  Net realized and unrealized gain (loss) on investments.   2.866   (1.975)   (0.757)       1.325
                                                          -------  -------   -------      -------
  Total from Investment Operations.......................   2.934   (1.935)   (0.742)       1.338
                                                          -------  -------   -------      -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................  (0.044)  (0.015)       --       (0.013)
  In excess of net investment income.....................      --       --        --           --
  Net realized gain on investments.......................      --       --    (0.088)      (0.005)
  In excess of net realized gain on investments..........      --       --        --           --
  Capital................................................      --       --        --           --
                                                          -------  -------   -------      -------
  Total distributions....................................  (0.044)  (0.015)   (0.088)      (0.018)
                                                          -------  -------   -------      -------
NET ASSET VALUE, END OF PERIOD........................... $11.430  $ 8.540   $10.490      $11.320
                                                          =======  =======   =======      =======
TOTAL RETURN(b)..........................................   34.42%  (18.45)%   (6.57)%      13.39%
                                                          =======  =======   =======      =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $ 8,982  $ 7,884   $10,153      $ 4,729
Ratios to average net assets:
  Net expenses(a)........................................    0.90%    0.90%     0.90%        0.90%
  Gross expenses(a)......................................    2.36%    2.09%     2.72%        5.50%
  Net investment income (loss)(a)........................    0.63%    0.39%     0.20%        0.35%
Portfolio turnover rate..................................      17%      56%       35%           1%

                                                                    Davis Venture Value Fund
                                                          ----------------------------------------
                                                             Year Ended December 31     For the Period
                                                          ---------------------------    7/17/00* to
                                                            2003      2002      2001      12/31/2000
                                                          -------  -------    -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 7.320  $ 8.740    $ 9.830      $10.000
                                                          -------  -------    -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   0.065    0.054      0.049        0.028
  Net realized and unrealized gain (loss) on investments.   2.161   (1.474)    (1.092)      (0.172)(c)
                                                          -------  -------    -------      -------
  Total from Investment Operations.......................   2.226   (1.420)    (1.043)      (0.144)
                                                          -------  -------    -------      -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................  (0.046)     -- (d)  (0.047)      (0.026)
  In excess of net investment income.....................      --       --         --           --
  Net realized gain on investments.......................      --       --         --           --
  In excess of net realized gain on investments..........      --       --         --           --
  Capital................................................      --       --         --           --
                                                          -------  -------    -------      -------
  Total distributions....................................  (0.046)      --     (0.047)      (0.026)
                                                          -------  -------    -------      -------
NET ASSET VALUE, END OF PERIOD........................... $ 9.500  $ 7.320    $ 8.740      $ 9.830
                                                          =======  =======    =======      =======
TOTAL RETURN(b)..........................................   30.50%  (16.24)%   (10.61)%      (1.42)%
                                                          =======  =======    =======      =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $44,215  $32,194    $32,110      $12,611
Ratios to average net assets:
  Net expenses(a)........................................    0.90%    0.90%      0.90%        0.90%
  Gross expenses(a)......................................    1.19%    1.21%      1.28%        3.20%
  Net investment income (loss)(a)........................    0.86%    0.71%      0.51%        1.08%
Portfolio turnover rate..................................       7%      26%        84%           0%

--------
*  Commencement of operations
(a) Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c) The amount shown for a share outstanding does not correspond with aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d) Amount is less than .001 per share.

   Selected data for an Initial Class share outstanding throughout each period:

                                                               Neuberger Berman Mid Cap           Neuberger Berman Mid Cap
                                                                     Growth Fund                         Value Fund
                                                          --------------------------------   --------------------------------
                                                              Year Ended                         Year Ended
                                                              December 31     For the Period     December 31     For the Period
                                                          -----------------    05/01/01* to  ----------------     05/01/01* to
                                                            2003      2002      12/31/2001     2003      2002      12/31/2001
                                                          ------    -------   -------------- -------  -------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $6.190    $ 8.740      $10.000     $ 8.910  $ 9.860       $10.000
                                                          ------    -------      -------     -------  -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................    -- (c)  (0.055)      (0.023)      0.011    0.011         0.032
  Net realized and unrealized gain (loss) on investments.  1.800     (2.495)      (1.237)      3.228   (0.950)       (0.140)
                                                          ------    -------      -------     -------  -------       -------
  Total from Investment Operations.......................  1.800     (2.550)      (1.260)      3.239   (0.939)       (0.108)
                                                          ------    -------      -------     -------  -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................     --         --           --      (0.009)  (0.010)       (0.032)
  In excess of net investment income.....................     --         --           --          --      -- (c)         --
  Net realized gain on investments.......................     --         --           --          --       --            --
  In excess of net realized gain on investments..........     --         --           --          --       --            --
  Capital................................................     --         --           --          --       --            --
                                                          ------    -------      -------     -------  -------       -------
  Total distributions....................................     --         --           --      (0.009)  (0.011)       (0.032)
                                                          ------    -------      -------     -------  -------       -------
NET ASSET VALUE, END OF PERIOD........................... $7.990    $ 6.190      $ 8.740     $12.140  $ 8.910       $ 9.860
                                                          ======    =======      =======     =======  =======       =======
TOTAL RETURN(b)..........................................  29.08%    (29.26)%     (12.60)%     36.35%   (9.53)%       (1.08)%
                                                          ======    =======      =======     =======  =======       =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $6,867    $ 4,182      $ 4,235     $ 9,675  $ 6,819       $ 3,515
Ratios to average net assets:
  Net expenses(a)........................................   1.10%      1.10%        1.10%       1.10%    1.10%         1.10%
  Gross expenses(a)......................................   3.61%      4.06%        5.84%       2.71%    3.38%         7.47%
  Net investment income (loss)(a)........................  (0.84)%    (0.84)%      (0.53)%      0.11%    0.14%         0.69%
Portfolio turnover Rate..................................    146%       163%          63%         74%      74%          108%

                                                                        Value Equity Fund
                                                          --------------------------------------------

                                                              Year Ended December 31     For the Period
                                                          ---------------------------     7/17/00* to
                                                            2003      2002       2001      12/31/2000
                                                          -------  -------    -------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 7.520  $10.470    $11.290       $10.000
                                                          -------  -------    -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   0.072    0.075      0.057         0.036
  Net realized and unrealized gain (loss) on investments.   2.390   (2.950)    (0.344)        1.297
                                                          -------  -------    -------       -------
  Total from Investment Operations.......................   2.462   (2.875)    (0.287)        1.333
                                                          -------  -------    -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................  (0.072)  (0.075)    (0.057)       (0.038)
  In excess of net investment income.....................      --      -- (c)     -- (c)         --
  Net realized gain on investments.......................      --       --     (0.265)           --
  In excess of net realized gain on investments..........      --       --     (0.211)       (0.005)
  Capital................................................      --       --         --            --
                                                          -------  -------    -------       -------
  Total distributions....................................  (0.072)  (0.075)    (0.533)       (0.043)
                                                          -------  -------    -------       -------
NET ASSET VALUE, END OF PERIOD........................... $ 9.910  $ 7.520    $10.470       $11.290
                                                          =======  =======    =======       =======
TOTAL RETURN(b)..........................................   32.76%  (27.47)%    (2.53)%       13.35%
                                                          =======  =======    =======       =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $ 8,718  $ 6,453    $ 6,926       $ 2,579
Ratios to average net assets:
  Net expenses(a)........................................    0.90%    0.90%      0.90%         0.90%
  Gross expenses(a)......................................    2.63%    2.72%      3.97%         7.65%
  Net investment income (loss)(a)........................    0.88%    0.92%      0.75%         0.81%
Portfolio turnover Rate..................................      92%      71%        72%           38%

--------
*  Commencement of operations
(a) Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c) Amount is less than $0.001 per share.

   Selected data for an Initial Class share outstanding throughout each period:

                                                        Value Managed Fund
                                           ------------------------------------------
                                               Year Ended December 31     For the Period
                                           ---------------------------     7/17/00* to
                                             2003      2002       2001      12/31/2000
                                           -------  -------    -------    --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD................................... $ 8.170  $10.490    $11.300       $10.000
                                           -------  -------    -------       -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)............   0.074    0.073      0.075         0.085
  Net realized and unrealized gain (loss)
   on investments.........................   2.300   (2.320)    (0.763)        1.300
                                           -------  -------    -------       -------
  Total from Investment Operations........   2.374   (2.247)    (0.688)        1.385
                                           -------  -------    -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment income...................  (0.074)  (0.073)    (0.075)       (0.085)
  In excess of net investment income......      --      -- (c)     -- (c)        -- (c)
  Net realized gain on investments........      --       --     (0.047)           --
  In excess of net realized gain on
   investments............................      --       --         --            --
  Capital.................................      --       --         --            --
                                           -------  -------    -------       -------
  Total distributions.....................  (0.074)  (0.073)    (0.122)       (0.085)
                                           -------  -------    -------       -------
NET ASSET VALUE, END OF PERIOD............ $10.470  $ 8.170    $10.490       $11.300
                                           =======  =======    =======       =======
TOTAL RETURN(b)...........................   29.07%  (21.43)%    (6.08)%       13.88%
                                           =======  =======    =======       =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period (000's)......... $ 5,561  $ 4,367    $ 4,629       $ 2,397
Ratios to average net assets:
  Net expenses(a).........................    0.90%    0.90%      0.90%         0.90%
  Gross expenses(a).......................    3.42%    3.55%      4.68%         7.84%
  Net investment income (loss)(a).........    0.83%    0.83%      0.88%         1.80%
Portfolio turnover rate...................      91%      55%        54%           32%

                                                       Value Mid Cap Fund
                                           ---------------------------------------
                                             Year Ended December 31    For the Period
                                           --------------------------   7/17/00* to
                                             2003     2002      2001     12/31/2000
                                           -------  -------   -------  --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD................................... $10.320  $10.980   $10.290     $10.000
                                           -------  -------   -------     -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)............   0.004    0.006     0.016       0.021
  Net realized and unrealized gain (loss)
   on investments.........................   3.294   (0.660)    0.688       0.312
                                           -------  -------   -------     -------
  Total from Investment Operations........   3.298   (0.654)    0.704       0.333
                                           -------  -------   -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment income...................  (0.003)  (0.006)   (0.014)     (0.021)
  In excess of net investment income......      --       --        --         -- (c)
  Net realized gain on investments........  (0.725)      --        --          --
  In excess of net realized gain on
   investments............................      --       --        --      (0.022)
  Capital.................................      --       --        --          --
                                           -------  -------   -------     -------
  Total distributions.....................  (0.728)  (0.006)   (0.014)     (0.043)
                                           -------  -------   -------     -------
NET ASSET VALUE, END OF PERIOD............ $12.890  $10.320   $10.980     $10.290
                                           =======  =======   =======     =======
TOTAL RETURN(b)...........................   32.04%   (5.95)%    6.84%       3.37%
                                           =======  =======   =======     =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period (000's)......... $20,582  $15,682   $15,040     $ 8,122
Ratios to average net assets:
  Net expenses(a).........................    1.00%    1.00%     1.00%       1.00%
  Gross expenses(a).......................    1.64%    1.71%     1.70%       4.27%
  Net investment income (loss)(a).........    0.03%    0.06%     0.12%       0.71%
Portfolio turnover rate...................      88%     104%      158%         36%

                                                       Value Small Cap Fund
                                           -------------------------------------------
                                              Year Ended December 31     For the Period
                                           --------------------------     7/17/00* to
                                             2003     2002       2001      12/31/2000
                                           -------  -------   -------    --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD................................... $ 9.940  $12.820   $11.930       $10.000
                                           -------  -------   -------       -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)............  (0.003)   0.012    (0.005)        0.065
  Net realized and unrealized gain (loss)
   on investments.........................   4.139   (2.640)    1.062         2.109
                                           -------  -------   -------       -------
  Total from Investment Operations........   4.136   (2.628)    1.057         2.174
                                           -------  -------   -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment income...................  (0.006)      --       -- (c)     (0.065)
  In excess of net investment income......      --       --    (0.002)       (0.001)
  Net realized gain on investments........      --   (0.220)   (0.165)       (0.178)
  In excess of net realized gain on
   investments............................      --   (0.032)       --            --
  Capital.................................      --       --        --            --
                                           -------  -------   -------       -------
  Total distributions.....................  (0.006)  (0.252)   (0.167)       (0.244)
                                           -------  -------   -------       -------
NET ASSET VALUE, END OF PERIOD............ $14.070  $ 9.940   $12.820       $11.930
                                           =======  =======   =======       =======
TOTAL RETURN(b)...........................   41.62%  (20.61)%    8.91%        21.91%
                                           =======  =======   =======       =======
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period (000's)......... $71,827  $44,282   $22,140       $ 5,973
Ratios to average net assets:
  Net expenses(a).........................    1.00%    1.00%     1.00%         1.00%
  Gross expenses(a).......................    1.12%    1.34%     2.06%         5.02%
  Net investment income (loss)(a).........    0.13%    0.18%    (0.08)%        1.83%
Portfolio turnover rate...................     144%     136%      138%           42%

--------
*  Commencement of operations
(a) Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c) Amount is less than $0.001 per share.

   Selected data for an Initial Class share outstanding throughout each period:

                                                                          Blue Chip Mid Cap Fund
                                                          ----------------------------------------------------   --------
                                                                  Year Ended December 31          For the Period
                                                          -------------------------------------     9/1/99* to   --------
                                                            2003      2002      2001      2000      12/31/1999     2003
                                                          -------   -------   -------   -------   -------------- -------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $11.470   $13.480   $13.930   $12.300      $10.000     $ 6.670
                                                          -------   -------   -------   -------      -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................  (0.011)   (0.024)   (0.022)   (0.018)          --       0.057
  Net realized and unrealized gain (loss) on investments.   4.151    (1.986)   (0.428)    2.994        2.683       1.890
                                                          -------   -------   -------   -------      -------     -------
  Total from Investment Operations.......................   4.140    (2.010)   (0.450)    2.976        2.683       1.947
                                                          -------   -------   -------   -------      -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................      --        --        --        --           --      (0.057)
  In excess of net investment income.....................      --        --        --        --           --          --
  Net realized gain on investments.......................      --        --        --    (0.968)      (0.383)         --
  In excess of net realized gain on investments..........      --        --        --    (0.378)          --          --
  Capital................................................      --        --        --        --           --          --
                                                          -------   -------   -------   -------      -------     -------
  Total distributions....................................      --        --        --    (1.346)      (0.383)     (0.057)
                                                          -------   -------   -------   -------      -------     -------
NET ASSET VALUE, END OF PERIOD........................... $15.610   $11.470   $13.480   $13.930      $12.300     $ 8.560
                                                          =======   =======   =======   =======      =======     =======
TOTAL RETURN(b)..........................................   36.09%   (14.91)%   (3.23)%   24.96%       27.07%      29.20%
                                                          =======   =======   =======   =======      =======     =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $75,669   $53,506   $52,357   $37,593      $ 6,780     $ 7,679
Ratios to average net assets:
  Net expenses(a)........................................    1.00%     1.00%     1.00%     1.00%        1.00%       0.90%
  Gross expenses(a)......................................    1.14%     1.17%     1.26%     1.96%        4.11%       2.94%
  Net investment income (loss)(a)........................   (0.09)%   (0.21)%   (0.17)%   (0.26)%      (0.16)%      0.77%
Portfolio turnover rate..................................      76%       90%      125%      138%          51%         83%

                                                                 Investors Foundation Fund
                                                          ----------------------------------------------
                                                           Year Ended December 31         For the Period
                                                          -----------------------------     9/1/99* to
                                                            2002       2001       2000      12/31/1999
                                                          -------   -------    -------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 8.920   $ 9.720    $11.190       $10.000
                                                          -------   -------    -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   0.036     0.029      0.017         0.015
  Net realized and unrealized gain (loss) on investments.  (2.251)   (0.800)    (0.708)        1.197
                                                          -------   -------    -------       -------
  Total from Investment Operations.......................  (2.215)   (0.771)    (0.691)        1.212
                                                          -------   -------    -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................  (0.035)   (0.029)    (0.017)       (0.015)
  In excess of net investment income.....................      --       -- (c)     -- (c)         --
  Net realized gain on investments.......................      --        --     (0.495)       (0.007)
  In excess of net realized gain on investments..........      --        --     (0.267)           --
  Capital................................................      --        --         --            --
                                                          -------   -------    -------       -------
  Total distributions....................................  (0.035)   (0.029)    (0.779)       (0.022)
                                                          -------   -------    -------       -------
NET ASSET VALUE, END OF PERIOD........................... $ 6.670   $ 8.920    $ 9.720       $11.190
                                                          =======   =======    =======       =======
TOTAL RETURN(b)..........................................  (24.84)%   (7.93)%    (5.94)%       12.13%
                                                          =======   =======    =======       =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $ 6,074   $ 6,658    $ 5,653       $ 3,867
Ratios to average net assets:
  Net expenses(a)........................................    0.90%     0.90%      0.90%         0.90%
  Gross expenses(a)......................................    2.89%     3.34%      3.99%         5.12%
  Net investment income (loss)(a)........................    0.49%     0.34%      0.18%         0.46%
Portfolio turnover rate..................................      92%      119%        82%           31%

--------
*  Commencement of operations
(a) Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c) Amount is less than $0.001 per share

   Selected data for an Initial Class share outstanding throughout each period:

                                                                            Select Equity Fund
                                                          ----------------------------------------------------
                                                                  Year Ended December 31          For the Period
                                                          ------------------------------------      9/1/99* to
                                                            2003     2002      2001       2000      12/31/1999
                                                          -------  -------   -------   -------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 6.610  $ 9.140   $10.970   $12.640       $10.000
                                                          -------  -------   -------   -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   0.026    0.006     0.045     0.005            --
  Net realized and unrealized gain (loss) on investments.   2.021   (2.525)   (1.824)   (1.251)        2.640
                                                          -------  -------   -------   -------       -------
  Total from Investment Operations.......................   2.047   (2.519)   (1.779)   (1.246)        2.640
                                                          -------  -------   -------   -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................  (0.025)  (0.010)   (0.051)   (0.005)           --
  In excess of net investment income.....................  (0.002)  (0.001)       --       -- (c)         --
  Net realized gain on investments.......................      --       --        --    (0.123)           --
  In excess of net realized gain on investments..........      --       --        --    (0.296)           --
  Capital................................................      --       --        --        --            --
                                                          -------  -------   -------   -------       -------
  Total distributions....................................  (0.027)  (0.011)   (0.051)   (0.424)           --
                                                          -------  -------   -------   -------       -------
NET ASSET VALUE, END OF PERIOD........................... $ 8.630  $ 6.610   $ 9.140   $10.970       $12.640
                                                          =======  =======   =======   =======       =======
TOTAL RETURN(b)..........................................   30.98%  (27.56)%  (16.22)%   (9.71)%       26.40%
                                                          =======  =======   =======   =======       =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $10,764  $ 8,401   $11,448   $14,848       $ 5,140
Ratios to average net assets:
  Net expenses(a)........................................    0.90%    0.90%     0.90%     0.90%         0.90%
  Gross expenses(a)......................................    2.23%    2.19%     1.50%     2.44%         4.25%
  Net Investment income (loss)(a)........................    0.34%    0.08%     0.31%     0.07%        (0.06)%
Portfolio turnover rate..................................      89%     144%      263%      271%           51%

--------
*  Commencement of operations
(a) Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c) Amount is less than $0.001 per share

                                  APPENDIX A
              Prior Performance Information for Similar Accounts
                            Managed by the Adviser



The following tables reflect data supplied by the adviser relating to the performance of all fee paying, fully discretionary portfolios using strategies similar to the funds', with certain exceptions identified below. These portfolios have investment objectives, policies and strategies substantially similar, but not necessarily identical, to those of the funds.

Performance of each composite is not that of the corresponding fund, is not a substitute for the corresponding fund's performance and does not predict a fund's performance results, which may differ from the composite's results. The personnel who managed accounts comprising the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the relevant fund.

Each composite's performance is shown net of actual expenses of the underlying accounts. The performance data has not been adjusted to reflect any of the charges assessed against insurance company separate accounts or variable life insurance or variable annuity products for which these funds serve as investment vehicles. In each case, the performance data shown would have been lower had these charges been reflected. In addition, the projected expenses for the Sun Capital funds have, at times, been higher than the expenses of the underlying accounts in the composite. Had Sun Capital fund expenses been used, the performance data would have been lower.


Since these composite results were not calculated for mutual funds, they are not based on SEC mutual fund performance standards. Performance calculations based on SEC mutual fund performance standards would have been different. All investment results shown in the tables assume the reinvestment of dividends. Investors should compare the Sun Capital fund performance results set forth under "The Funds' Goals, Strategies and Risks" to the performance data shown in this appendix for the corresponding composite in the same time period.


Unlike mutual funds, private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the "1940 Act") and the Code. Complying with these regulatory requirements may have an adverse effect on each fund's performance relative to that of a composite in which all or some accounts are not subject to such requirements. Similarly, private accounts generally do not experience the same types of cash inflows and outflows as mutual funds and generally do not hold significant cash for liquidity purposes.

Sun Capital Advisers, Inc.

Sun Capital's Prior Performance for Similar Accounts.


The following tables reflect the performance of Sun Capital's "Equity Composite" and "Real Estate Composite" strategy. As of December 31, 2003, the Equity Composite strategy consisted of six accounts, having total assets of $405.5 million representing 99% of equity account assets under management, and the Real Estate Composite strategy consisted of three accounts, having total assets of $187.3 million representing 95% of real estate account assets under management.

Sun Capital Equity Composite Performance

(comparison composite for Sun Capital All Cap Fund)


                                                     Average Annual Total Returns
                                              -----------------------------------------
                                                (for periods ended December 31, 2003)
                                                                        Since Inception
                                              1 Year 3 Years  5 Years  (January 1, 1996)
                                              ------ -------  -------  -----------------
Equity Composite............................. 48.66%   6.32%    6.50%        12.34%
S&P 500 Index*............................... 28.68%  (4.05)%  (0.57)%        9.38%
Lipper VA-UF Multi-Cap Value Funds Average*.. 31.54%   4.62%    8.33%        11.37%


                                        Year by Year Total Returns
                       ------------------------------------------------------------
                                  (for 1-year periods ended December 31)
                        1996   1997   1998   1999    2000     2001     2002    2003
                       -----  -----  -----  -----  ------   ------   ------   -----
Equity Composite...... 20.36% 26.36% 21.72%  8.29%   5.27%   16.37%  (30.52)% 48.66%
S&P 500 Index*........ 22.96% 33.36% 28.58% 21.04%  (9.10)% (11.89)% (22.10)% 28.68%
Lipper VA-UF Multi-Cap
  Value Funds Average* 16.29% 27.90%  6.64%  6.16% 22.70 %    7.44%  (18.97)% 31.54%

Sun Capital Real Estate Composite Performance

(comparison composite for Sun Capital Real Estate Fund)


                                              Average Annual Total Returns             Since
                                              ------------------------------         Inception
                                              (for periods ended December 31, 2003) (January 1,
                                              1 Year          3 Years    5 Years       1997)
                                              ------          -------    -------    -----------
Real Estate Composite........................ 37.38%           18.28%     16.40%       12.84%
Morgan Stanley REIT Index*................... 36.74%           16.94%     14.12%        9.66%
Lipper VA-UF Real Estate Funds Average*...... 36.50%           14.73%     13.44%        9.58%



                                                          Year by Year Total Returns
                                              -------------------------------------------------
                                                    (for 1-year periods ended December 31)
                                               1997    1998    1999    2000   2001  2002   2003
                                              -----  ------   -----   -----  -----  ----  -----
Real Estate Composite........................ 17.70%  (7.39)% (2.70)% 32.69% 13.43% 6.20% 37.38%
Morgan Stanley REIT Index*................... 18.58% (16.90)% (4.55)% 26.81% 12.83% 3.64% 36.74%
Lipper VA-UF Real Estate Funds Average*...... 20.11% (15.90)% (2.79)% 27.95%  7.77% 2.66% 36.50%

--------
* A description of this index is located at the end of this appendix.
Composite performance is computed using an asset-weighted rate of return for each account, weighted for the relative size of each account using beginning of period values. The performance of the Sun Capital Composites reflect the deduction of all actual operating expenses of the underlying accounts in the composite. At December 31, 2003, 96% of the account assets in the Equity Composite and 59% of the account assets in the Real Estate Composite were managed for an affiliate of the adviser. The account fees for these accounts were substantially lower than those the adviser would charge a third party client for the same services. Accordingly, on an asset-weighted basis, the overall expenses reflected in the composite were significantly lower than those of the Sun Capital Funds. Had they been in existence for the same time period as the composite, the Sun Capital Funds would likely have experienced worse performance during the same time periods because of the significant difference in fees. Composite performance results were calculated, in all material respects, in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), retroactively for all periods. AIMR has not been involved with the preparation or review of this report.

Description of Indices

The Lipper Variable Annuity Underlying Multi-Cap Value Funds Average is a composite return of funds that invest primarily in equity securities within a variety of market capitalization ranges without concentrating on 75% of this equity assets in any one market capitalization range over an extended period of time.

The Lipper Variable Annuity Underlying Real Estate Funds Average is a composite return of funds that invest primarily in equity securities of companies engaged in the real estate industry.

The Morgan Stanley REIT Index is a total-return index comprising the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

ADDITIONAL INFORMATION


   The statement of additional information (SAI) provides more detailed information about the funds and is incorporated into this prospectus by reference. Additional information about the funds' investments is available in the Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. You may obtain free copies of the SAI and the annual and semi-annual reports, request other information and discuss questions about the funds by contacting your agent, or the funds at:

                               Sun Capital Advisers Trust
                               One Sun Life Executive Park
                               Wellesley Hills, MA 02481

                               Telephone: 1-800-432-1102 x1780


 Investment Adviser                               Administrator, Custodian

 Sun Capital Advisers, Inc.                       State Street Bank & Trust Company
 Principal Underwriter                            Legal Counsel

 Clarendon Insurance Agency, Inc.                 Hale and Dorr LLP
 Independent Public Accountants

 Deloitte & Touche LLP


   You can review and copy information about the funds (including the SAI) at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at the number listed below. You can get text-only copies for a duplicating fee by writing or sending an electronic request:

                       Securities and Exchange Commission
                       Public Reference Section
                       Washington, D.C. 20549-0102
                       e-mail: publicinfo@sec.gov

                       Telephone: 1-202-942-8090
                       Free from the EDGAR Database on the SEC's
                       Internet website: http://www.sec.gov

                          SUN CAPITAL ADVISERS TRUST

   Investment Company Act file no. 811-08879

                         SUN CAPITAL ADVISERS TRUST(R)
                           Prospectus April 30, 2004

--------------------------------------------------------------------------------


[LOGO] Sun Life Financial/R/

                                                    Sun Capital(R) All Cap Fund
                                      Sun Capital Investment Grade Bond Fund(R)
                                               Sun Capital Money Market Fund(R)
                                                Sun Capital Real Estate Fund(R)





                                                           Service Class Shares



                    The Securities and Exchange Commission has not approved any fund's shares as an investment or determined whether this
                       prospectus is accurate or complete. Anyone who tells you
                                               otherwise is committing a crime.

                               To obtain a free copy of the funds' Statement of
                      Additional Information, dated April 30, 2004, or the most
                       recent copy of the Annual Report to Shareholders, please
                                            contact your agent or the funds at:

                                                     Sun Capital Advisers Trust
                                                    One Sun Life Executive Park
                                                      Wellesley Hills, MA 02481
                                                 Telephone 1-800-432-1102 x1780

Sun Capital Advisers, Inc.(R), a member of the Sun Life Financial group of companies, serves as investment adviser to the Sun Capital Advisers Trust.

TABLE OF CONTENTS



             OVERVIEW OF FUNDS................................ -ii-

             THE FUNDS' GOALS, STRATEGIES AND RISKS...........    1
                  Sun Capital All Cap Fund....................    1
                  Sun Capital Investment Grade Bond Fund......    3
                  Sun Capital Money Market Fund...............    5
                  Sun Capital Real Estate Fund................    7

             EXPENSE SUMMARY..................................    9

             MORE ABOUT THE FUNDS' INVESTMENTS................   11

             THE INVESTMENT ADVISER...........................   14
                  About the Adviser...........................   14
                  About the Portfolio Managers................   15

             PURCHASE AND REDEMPTION INFORMATION..............   16
                  Buying and Redeeming Service Class Shares...   16
                  Excessive and Short-term Trading............   16
                  Automatic Transactions......................   16
                  Valuation of Shares.........................   16
                  Dividends and Distributions.................   17
                  Taxes.......................................   17

             FUND DETAILS.....................................   17

             FINANCIAL HIGHLIGHTS.............................   18

             APPENDIX A.......................................  A-1


Although Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

OVERVIEW OF FUNDS


ADVISER           All of the funds are managed by Sun Capital Advisers, Inc.
                  The adviser is an indirect, wholly-owned subsidiary of Sun Life Financial Inc., a diversified financial services organization with total assets under management at December 31, 2003 of $278.1 billion.

FUNDS Shares of the funds are available exclusively for variable annuity and variable life insurance products. Variable annuity and variable life contract owners should also review the separate account prospectus prepared by the insurance company for their contracts.

                  Sun Capital All Cap Fund
                  Sun Capital Investment Grade Bond Fund
                  Sun Capital Money Market Fund
                  Sun Capital Real Estate Fund

YOU SHOULD KNOW   An investment in the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
                  Corporation or any other government agency.

                  Sun Capital Advisers Trust's trustees may change a fund's investment goal without shareholder approval.


                  This prospectus relates only to the Service Class shares of Sun Capital Advisers Trust, which are offered through the variable annuity and variable life insurance products for which Service Class shares of the funds serve as investment options. The Initial Class shares of the funds are offered by means of a separate prospectus.

THE FUNDS' GOALS, STRATEGIES AND RISKS
All Cap Fund


 Adviser
 Sun Capital Advisers, Inc.


INVESTMENT GOAL

Long-term capital growth.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in equity securities of U.S. companies.

Under normal conditions, the fund invests at least 80% of its net assets in equity securities. The fund may invest without limit in securities of U.S. companies and of foreign companies that are listed or traded in the U.S., but does not invest more than 10% of its assets in other foreign securities. These U.S. and foreign companies in which the fund invests may be of any size.

How Investments Are Selected

The adviser uses a bottom-up, fundamental analysis approach to evaluate investments for the fund. The adviser's research includes analysis of a company's business model, management, industry position and financial statements.

The adviser selects securities of companies which it believes are undervalued relative to their earnings growth prospects.

The adviser seeks to invest in stocks of companies with:

..  strong fundamentals
..  dominant product and market share
..  substantial and growing cash flow
..  seasoned management
..  greater intrinsic value than current market price, relative to industry peers

The adviser will consider selling a stock when:

.. it reaches a predetermined target price, .. other opportunities appear more attractive, or .. it determines the stock is overvalued based on the fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  The stock market goes down.
.. The market undervalues the stocks held by the fund for longer than expected. .. The stocks purchased by the fund turn out not to be undervalued.
.. An adverse event depresses the value of a particular stock or industry in which the fund invests.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  are seeking to participate in the long-term growth potential of a portfolio of diversified stocks
..  are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities
..  are willing to accept the risks of the stock market

The fund may not be appropriate for investors who:

..  are uncomfortable with the risks of the stock market
..  seek stability of principal

..  are investing for the short term

THE FUNDS' GOALS, STRATEGIES AND RISKS
All Cap Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.





 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.



Year-by-year total returns for Initial Class shares
             [CHART]


               2003
             -------
              52.89%
Calendar years ended December 31

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on May 1, 2002.

Fund's best and worst calendar quarters for Initial Class shares

                                        Quarter/Year
                       --------
                        Highest 37.36%  2nd Quarter 2003

                        Lowest  (7.69)% 1st Quarter 2003

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                      One    Since
                                      Year   inception*
                        -------------
                        Fund          52.89% 9.03%

                        S&P 500 Index 28.68% 3.81%

--------------------------------------------------------------------------------
* Inception means 5/1/02 for the All Cap Fund and the S&P 500 Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the S&P 500 Index. The table assumes that you reinvest all of your dividends and distributions.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Investment Grade Bond Fund


 Adviser
 Sun Capital Advisers, Inc.


INVESTMENT GOAL

High current income consistent with relative stability of principal.

KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in investment grade bonds, including those issued by:

.. U.S. and foreign companies, including companies in emerging market countries .. the U.S. government and its agencies and instrumentalities, including those that issue mortgage-backed securities
..  foreign governments, including those of emerging market countries
..  multinational organizations such as the World Bank

Credit quality

The fund invests at least 80% of its net assets in investment grade fixed income securities. The fund may invest up to 20% of its assets in high yield or junk bonds rated at least B by one rating agency or unrated bonds of equivalent quality.

Duration target

The portfolio's average dollar-weighted duration is generally within (+) or (-) one year of the effective duration of the Lehman Aggregate Bond Index. (Duration is a measure of interest rate sensitivity.) There is no limit on the maturity or duration of individual securities.

How investments are selected

The adviser selects investments for the fund's portfolio by:

..  Analyzing the credit quality, yield, and investment risk of individual securities in order to estimate their relative value and attractiveness.
.. Identifying sectors and maturity ranges that appear to be temporarily underpriced and, therefore, offer favorable yields given their interest rate sensitivity and other risks.
.. Considering whether a particular investment is consistent with the fund's targets for portfolio duration, maturity distribution and issuer and sector diversification.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

..  Interest rates go up, which will make bond prices go down and reduce the value of the fund's bond portfolio accordingly.
.. The issuer of a security owned by the fund defaults on its payment obligations or has its credit rating downgraded by a rating agency. The risk is higher for high yield bonds.
.. The issuer of a security exercises its right, when interest rates are falling, to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
.. The issuer of a security exercises its right, when interest rates are rising, to extend the time for paying principal, which will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.
.. Prices of the fund's foreign securities go down because of foreign government actions, political instability, or the more limited availability of accurate information about foreign issuers. These risks are accentuated for issuers in emerging market countries.
.. The adviser's judgments about the relative values of securities selected for the fund's portfolio prove to be wrong.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Investment Grade Bond Fund (continued)

 WHO MAY WANT TO INVEST

 The fund may be appropriate for investors who:

 . want higher potential returns than a money market fund and are willing to accept more risk of price volatility
 .  are seeking to diversify their investment portfolios

 The fund may not be appropriate for investors who:

 . are investing for maximum long-term growth or the highest possible income . want absolute stability of principal

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.





 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.


Year-by-year total returns for Initial Class shares

                                    [CHART]

 1999      2000      2001      2002       2003
-------  --------  --------  --------   --------
(0.56)%    9.86%    7.21%     5.23%      9.63%

Calendar years ended December 31

The bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on December 7, 1998.

Fund's best and worst calendar quarters for Initial Class shares

                                        Quarter/Year
                       --------
                        Highest  4.71%  2nd Quarter 2003

                        Lowest  (0.89)% 2nd Quarter 1999
                       --------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                          One   Five  Since
                                          Year  Years inception*
                -------------------------
                Fund                      9.63% 6.20% 6.12%
                Lehman Brothers Aggregate
                Bond Index                4.10% 6.62% 6.54%

--------------------------------------------------------------------------------

* Inception means 12/7/98 for the Investment Grade Bond Fund and the Lehman Brothers Aggregate Bond Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Lehman Brothers Aggregate Bond Index. The table assumes that you reinvest all of your dividends and distributions.

The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset Backed and Commercial Mortgage-Backed securities indices. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Money Market Fund

 Adviser
 Sun Capital Advisers, Inc.


INVESTMENT GOALS

Maximizing current income, consistent with maintaining liquidity and preserving capital.

KEY INVESTMENTS AND STRATEGIES

The fund invests exclusively in high quality U.S. dollar-denominated money market securities, including those issued by:

..  U.S. and foreign banks
..  corporate issuers
..  the U.S. government and its agencies and instrumentalities
..  foreign governments
..  multinational organizations such as the World Bank

The fund may invest in all types of money market securities, including commercial paper, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, and other short-term debt securities.

Minimum credit quality

Ratings in a rating agency's two highest short-term rating categories or equivalent quality for unrated securities.

Maximum maturity

Average dollar weighted portfolio maturity of 90 days or less. Maturity of 397 days or less for individual securities.

How investments are selected

The adviser selects for the fund's portfolio those securities that appear to offer the best relative value based on an analysis of their credit quality, interest rate sensitivity, yields, and prices. To take advantage of changing yield differentials, the fund may overweight securities in particular sectors of the short-term debt market while maintaining overall issuer and sector diversification.
PRINCIPAL RISKS OF INVESTING IN THE FUND

The fund might not be able to maintain a $1 share price, investors could lose money and the fund could underperform other money market funds if any of these events occurs:

.. The issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent, or has its credit rating downgraded by a rating agency.
..  There is a sudden or sharp increase in interest rates.
..  The adviser's judgments about the relative values of securities selected for the fund's portfolio prove to be wrong.
.. The value of the fund's U.S. dollar-denominated foreign securities goes down because of foreign government actions, political instability or the more limited availability of accurate information about foreign issuers.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

..  seek liquidity and stability of principal
..  want a conservative temporary investment

The fund may not be appropriate for investors who:

.. need the added security of federal deposit insurance offered by bank deposits .. are investing for long-term growth
.. are looking for a rate of return that consistently exceeds the rate of inflation

THE FUNDS' GOALS, STRATEGIES AND RISKS
Money Market Fund (continued)


 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.





 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.



 Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.


Year-by-year total returns for Initial Class shares
                                    [CHART]

   1999    2000    2001    2002    2003
  ------  ------  ------  ------  ------
  4.63%   5.90%   3.59%   1.12%    0.55%

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on December 7, 1998.

Fund's best and worst calendar quarters for Initial Class shares

                                       Quarter/Year
                        --------
                         Highest 1.52% 3rd Quarter 2000

                         Lowest  0.10% 4th Quarter 2003

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                    One   Five  Since
                                    Year  Years inception*
                      -------------
                      Fund          0.55% 3.14% 3.16%

                      Merrill Lynch
                      3-month U.S.
                      T-Bill Index  1.15% 3.66% 3.67%

--------------------------------------------------------------------------------
* Inception means 12/7/98 for the Money Market Fund and the Merrill Lynch 3-month U.S. T-Bill Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Merrill Lynch 3-month U.S. T-Bill Index. The table assumes that you reinvest all of your dividends and distributions.

The Merrill Lynch 3-month U.S. T-Bill Index is a measure of the performance of the 3-month U.S. Treasury bill. Unlike the fund, the index is not managed and does not incur expenses.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Real Estate Fund


 Adviser
 Sun Capital Advisers, Inc.


INVESTMENT GOALS

Primary: Long term capital growth. Secondary: Current income and growth of income.


KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its net assets in securities of real estate investment trusts ("REITs") and other U.S. and foreign real estate companies. The fund generally focuses its investments in equity REITs, which invest most of their assets directly in U.S. or foreign real property, receive most of their income from rents, and may also realize gains by selling appreciated property.

How investments are selected

The adviser allocates the fund's investments across various geographic areas, REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing, and special use facilities. The adviser selects securities for the fund's portfolio by analyzing the fundamental and relative values of potential REIT investments based on several factors, including:

.. The ability of a REIT to grow its funds from operations internally through increased occupancy and higher rents and externally through acquisitions and development.
.. The quality of a REIT's management, including its ability to buy properties at reasonable prices and to add value by creative and innovative property and business management.
..  A REIT's cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio and market price.
.. Current or anticipated economic and market conditions, interest rate changes, and regulatory developments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

.. The U.S. or a foreign or local real estate market declines due to economic conditions, supply/demand imbalances (e.g., overbuilding and high vacancy rates), reduced or regulated rents, or other causes.
.. Interest rates go up. This can affect the availability or cost of financing for property acquisitions and reduce the value of a REIT's fixed income investments.
.. The values of properties owned by a REIT are hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters, or increased operating expenses.
..  A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed.
..  The market for REITs goes down or is less favored than other stock market sectors or types of investments.
.. The adviser's judgments about the relative values of REIT securities selected for the fund's portfolio prove to be wrong.

Many REITs are small capitalization companies that may experience more price volatility, be less liquid, and have more limited financial resources than large capitalization companies.

Diversification and industry concentration

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Also, the fund concentrates (invests 25% or more of its assets) in the real estate group of industries. Being non-diversified and concentrated may magnify the fund's losses from adverse events affecting a particular issuer or the real estate group of industries.

THE FUNDS' GOALS, STRATEGIES AND RISKS
Real Estate Fund (continued)


 WHO MAY WANT TO INVEST

 The fund may be appropriate for investors who:

 .  are pursuing a long-term goal such as investing for retirement
 . want to allocate part of their investment portfolio to real estate investments
 .  are seeking higher long-term returns
 . can accept the risk of volatility in the stock and real estate markets The fund may not be appropriate for investors who:

 .  are pursuing a short-term investment goal
 .  seek stability of principal
 . are uncomfortable with the risk of price volatility in the stock and real estate markets

 FUND PERFORMANCE


 The bar chart and tables indicate the risks of investing in the Service Class shares of the fund by showing how the fund's Initial Class has performed in the past. The fund's performance will vary from year to year. Past performance does not necessarily indicate how the fund's Service Class will perform in the future.





 This prospectus offers shares of the fund's Service Class. Since the Service Class commenced operations on February 1, 2004, the Service Class has had less than a full calendar year of investment operations. Thus the total return and average annual total return information shown below is for the fund's Initial Class shares, which are not offered in this prospectus. Shares of both Classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



 Service Class shares will have different performance than the Initial Class shares. The performance information below does not reflect any Rule 12b-1 fees. Each fund has adopted a distribution plan under Rule 12b-1 that permits payment of marketing and service fees from the assets attributable to the Service Class shares to support the sale, distribution and servicing of Service Class shares (these fees are referred to as Rule 12b-1 fees). Therefore, Service Class shares have higher expenses than Initial Class shares, including a Rule 12b-1 fee, which would have reduced performance.



Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Had such expenses been added, the performance figures would have been lower. Please refer to the applicable separate account prospectus for more information on expenses.


Year-by-year total returns for Initial Class shares

                                    [CHART]



  1999        2000        2001         2002       2003
-------      ------      ------       -----      ------
(3.98)%      31.30%      12.58%       4.04%      35.95%


Calendar years ended December 31

This bar chart shows the performance for Initial Class shares of the fund for each full calendar year since the fund's inception on December 7, 1998.

Fund's best and worst calendar quarters for Initial Class shares

                                          Quarter/Year
                       --------
                        Highest  12.03% 2nd Quarter 2000

                        Lowest  (8.16)% 3rd Quarter 1999

-----------------------------------



Average annual total returns for Initial Class shares
(for the periods ended December 31, 2003)

                                         One    Five   Since
                                         Year   Years  inception*
               -------------------------
               Fund                      35.95% 14.95% 14.58%

               Morgan Stanley REIT Index 36.74% 14.12% 13.49%

--------------------------------------------------------------------------------
* Inception means 12/7/98 for the Real Estate Fund and the Morgan Stanley REIT Index.

The table shows how the average annual returns for Initial Class shares of the fund for different calendar periods compare to the return of the Morgan Stanley REIT Index. The table assumes that you reinvest all of your dividends and distributions.

The Morgan Stanley REIT Index is a total-return index comprising the most actively traded REITs and is designed to be a measure of real estate equity performance. Unlike the fund, the index is not managed and does not incur expenses.

EXPENSE SUMMARY





The table below describes the fees and expenses you may pay if you remain invested in Service Class shares of a fund. Since the Service Class did not commence operations until February 1, 2004, the expenses shown below are the expenses incurred by each fund's Initial Class for the year ended December 31, 2003. The Service Class shares of the funds are not subject to any fees upon purchases or redemptions; however, the Service Class shares of the funds are subject to a Rule 12b-1 fee. Because this fee is paid out of each fund's Service Class assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The funds' annual operating expenses do not reflect the separate account fees charged in the variable annuity and variable life insurance products through which the fund is offered. Please see the prospectus for your variable annuity or variable life contract for more details on the separate account fees.



Annual fund operating expenses paid from the assets of the fund--Service Class shares

As a percentage of average daily net assets


                                            All   Investment Money   Real
                                            Cap   Grade Bond Market Estate
                                           -----  ---------- ------ ------
      Management Fee......................  0.70%    0.60%    0.50%  0.95%
      Distribution (12b-1) Fee............  0.25     0.25     0.25   0.25
      Other Expenses......................  4.77     0.28     0.15   0.31
      Total Operating Expenses............  5.72     1.13     0.90   1.51
      Fee Waiver and Expense Limitation/1/ (4.57)   (0.13)      --  (0.01)
      Net Expenses........................  1.15     1.00     0.90   1.50





--------

/1/ The expenses in the table above reflect an expense limitation agreement under which Sun Capital Advisers, Inc. (the "adviser") has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the amounts shown as Net Expenses in the table. The adviser has contractually agreed to maintain the expense limits until at least May 1, 2005. For additional information regarding the expense limitations, please refer to the prospectus section captioned "About the Adviser". To the extent that a fund's total expense ratio falls below the expense limitation stated above in future years, the adviser reserves the right to be reimbursed by the fund for advisory fees waived and fund expenses paid by it during the prior two fiscal years.

EXPENSE SUMMARY




Example


This Example is intended to help you compare the cost of investing in the Service Class shares of the funds with the cost of investing in other mutual funds.



The Example assumes that you invest $10,000 in a fund for the time periods indicated, then redeem all of your Service Class shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the fund's operating expenses remain the same. The estimated costs in Year 1 are calculated based on each fund's contractual expense limitation, shown as Net Expenses in the table above. For Years 2 through 10, each fund's operating expenses are calculated based on its Total Operating Expenses as shown in the table above, without regard to any fee waiver or expense limitation. Therefore, the annual estimated costs used in Years 3, 5 and 10 are equal to or higher than the costs reflected in Year 1. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                            1 Year 3 Years 5 Years 10 Years
                                            ------ ------- ------- --------
     Sun Capital All Cap Fund..............  $118  $1,180  $2,389   $5,324
     Sun Capital Investment Grade Bond Fund   103     344     610    1,373
     Sun Capital Money Market Fund.........    92     289     502    1,118
     Sun Capital Real Estate Fund..........   154     479     828    1,811

MORE ABOUT THE FUNDS' INVESTMENTS


                   . All Funds other than Money Market Fund






Fixed income securities All funds other than Money Market Fund may invest in all types of fixed income securities of any maturity or duration, such as:

.. bills, notes, bonds                          . structured notes and other derivative
.. residential and commercial mortgage-backed     securities
  securities                                   . convertible securities
.. collateralized mortgage and bond obligations . preferred stock and trust certificates
.. asset-backed securities

These securities may have many types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, payment-in-kind, and auction rate features.

Credit quality Fixed income securities are investment grade if they are rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating, or are unrated securities that the investment adviser or subadviser believes are of comparable quality. Lower credit quality securities are known as high yield bonds or junk bonds. If a security receives different ratings from multiple rating organizations, the fund may treat the security as being rated in the highest rating category received. Investment Grade Bond Fund may choose not to sell securities that are downgraded, after their purchase, below the fund's minimum acceptable credit rating.

High yield bonds (junk bonds) Investment Grade Bond Fund may invest up to 20% of its assets in below investment grade securities (junk bonds). High yield bonds involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond to short-term economic, corporate and market developments to a greater extent than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

American Depositary Receipts and Foreign Securities All funds other than Money Market Fund, may invest in American Depositary Receipts (ADRs) which are U.S. dollar denominated securities representing an interest in foreign securities. Each fund may also invest in foreign securities listed on a U.S. stock exchange or quoted market such as the New York Stock Exchange, American Stock Exchange, or National Association of Securities Dealers Automated Quotation. Each fund may invest up to 10% of its total assets in equity and debt securities that are denominated in foreign currencies. A fund's investments in foreign securities or ADRs involve greater risk than investments in securities of U.S. issuers.

MORE ABOUT THE FUNDS' INVESTMENTS


Derivative contracts All funds other than Money Market Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices, interest rates or currencies, or options on these futures to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in securities market prices, interest rates or currencies.


In addition, investing in the individual bonds and sectors considered most attractive by the adviser may not necessarily enable Investment Grade Bond Fund to achieve its target duration. This fund may use derivative contracts to increase or decrease the fund's exposure to a particular issuer or sector, or to increase or decrease the fund's duration. Real Estate Fund may use derivative contracts to manage the interest rate risk associated with both its real estate and fixed income investments and to stay fully invested in stocks when it has a significant cash position.


Some of the foreign securities purchased by Investment Grade Bond Fund and Real Estate Fund may be denominated in a foreign currency, which could decline in value against the U.S. dollar. Investment Grade Bond Fund and Real Estate Fund may use currency swaps and other currency derivatives to try to hedge against this risk. However, a fund will probably not be able to achieve a perfect hedge because of unavoidable discrepancies between the fund's foreign currency investments and its currency derivatives. Either fund might perform less well than a fund that does not hedge against foreign currency risk.

Substantially all of Investment Grade Bond Fund's investments will be either U.S. dollar-denominated or hedged back into U.S. dollars through transactions in currency swaps or other currency derivative contracts.


Even a small investment in derivative contracts can have a large impact on a fund's interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase fund losses and reduce opportunities for gains when interest rates or securities prices are changing. A fund may not fully benefit from or may lose money on derivatives if the adviser's expectations in using them prove incorrect or if changes in their value do not correspond accurately to changes in the value of the fund's other portfolio holdings. Counterparties to "over-the-counter" derivative contracts present the same types of credit risk as issuers of fixed income securities. Investment Grade Bond Fund's credit standards also apply to counterparties on "over-the-counter" derivative contracts. Derivatives can also make a fund's portfolio less liquid and harder to value, especially in declining markets.


Borrowing All funds other than Money Market Fund may borrow up to one-third of total assets from banks or through reverse repurchase agreements. Borrowing could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements.




Defensive investing All funds other than Money Market Fund may depart from their principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. To the extent that a fund might adopt a temporary defensive position, and over the course of its duration, the fund may not meet its stated investment goal. Money Market Fund will not take a defensive position because it invests exclusively in high quality money market securities.


.. All Funds other than Money Market Fund and Investment Grade Bond Fund

Equity Securities All funds other than Money Market Fund and Investment Grade Bond Fund invest primarily in common stocks and common stock equivalents including convertible debt securities and convertible preferred stocks. Convertible debt securities and convertible preferred stocks entitle the holder to acquire the issuer's common stock by exchange or purchase at a predetermined rate. Convertible debt securities and convertible preferred stocks are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Equity securities include common stocks, trust shares, preferred stocks and debt securities convertible into stock and warrants.

MORE ABOUT THE FUNDS' INVESTMENTS


.. Real Estate Fund
Permissible investments and additional risks Although Real Estate Fund typically focuses on equity REITs, it may invest without restriction in mortgage REITs and in equity securities of other U.S. and foreign real estate companies. A mortgage REIT invests most of its assets in real estate mortgages and earns most of its income from interest payments. A real estate company is a company that earns at least 50% of its gross revenues or net profits from real estate activities or from products or services related to the real estate sector. Real estate activities include owning, developing, managing, or acting as a broker for real estate. Examples of related products and services include building supplies and mortgage servicing.

The fund may invest in a variety of types of real estate companies.

In selecting investments for the fund, the adviser identifies securities with significant potential for appreciation relative to risk and other securities while also analyzing the level of dividend payments. The adviser uses the same strategy to select other real estate companies for the fund as it uses to select REITs. Many of the risks of REIT investing described in "The Funds' Goals, Strategies and Risks" also apply to other real estate companies.

REITs are subject to the following additional risks:
..  A REIT may be unable to obtain financing to fund income and gain distributions required by federal tax law.
..  A REIT may fail to qualify for the federal tax exemption for distributed income.
..  Changes in federal tax law may adversely affect REITs, for example, by limiting their permissible businesses or investments.
.. Fund shareholders indirectly bear a proportionate share of the advisory fees and other operating expenses of REITs in the fund's portfolio in addition to the advisory fees and other expenses of the fund.

The fund may invest up to 20% of its assets in any of the fixed income securities in which Investment Grade Bond Fund is permitted to invest.

THE INVESTMENT ADVISER


About the Adviser. Sun Capital Advisers, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, is the funds' investment adviser. The adviser is an indirect, wholly-owned subsidiary of Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the New York, Toronto and Philippine stock exchanges.

Sun Capital Advisers, Inc. is the funds' investment adviser.

At December 31, 2003, the adviser had total assets under management of approximately $36 billion. The adviser has been providing investment advice and supervisory services to Sun Life Financial affiliates since 1997. Sun Life Financial is a diversified financial services organization with total assets under management at December 31, 2003 of $278.1 billion. The Sun Life Financial group of companies provides a broad range of financial products and services to individuals and groups located in Canada, the United States, the United Kingdom, and the Asia Pacific Region.


The adviser provides the funds with investment research and portfolio management services and manages certain aspects of the funds' business affairs. For its services, the adviser receives a fee from each fund equal on an annual basis to a percentage of the fund's average daily net assets.



The adviser has contractually agreed to limit its management fee and to reimburse each fund's nonmanagement expenses until at least May 1, 2005. Total operating expenses will be capped on an annual basis to the percentages of the fund's average daily net assets shown as Net Expenses in the table under EXPENSE SUMMARY. To the extent that any fund's total expense ratio with respect to Service Class shares falls below its expense limit, the adviser reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years.




                                          Daily        Advisory
               Fund                       Net Assets   Fee
               --------------------------------------------------
               All Cap Fund                  All       0.70%

               Investment Grade Bond Fund    All       0.60%

               Money Market Fund             All       0.50%

               Real Estate Fund              All       0.95%



Sun Capital Advisers Trust and the adviser have received an exemptive order from the Securities and Exchange Commission permitting the adviser, subject to the approval of the board of trustees, to select subadvisers to serve as portfolio managers of the funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. The adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser.

THE INVESTMENT ADVISER








About the Portfolio Managers. The adviser has selected the following persons to manage the investments for the funds.




                           Fund             Manager
Fund                       manager(s)       since   Positions during past five years

All Cap Fund               Leo D. Saraceno, 2002    Senior vice president, Sun Capital Advisers, Inc.,
                           CFA                      since 2001 and previously vice president (1998-
                                                    2001). Vice president at Sun Life Financial since
                                                    2003. Joined Sun Life Financial in 1986.

                           Steven P.        2002    Senior vice president, Sun Capital Advisers, Inc.,
                           Wyman, CFA               since 2001 and previously vice president (1998-
                                                    2001). Assistant vice president at Sun Life Financial
                                                    since 2001. Joined Sun Life Financial in 1997.

                           Richard R.       2002    Vice president, Sun Capital Advisers, Inc., since
                           Gable, CFA               2001. Investment officer at Sun Life Financial since
                                                    2001. Joined Sun Life Financial in 1998.

Investment Grade Bond Fund Richard Gordon,  1998    Vice president, Sun Capital Advisers Trust, since
                           CFA                      1998. Senior vice president, Sun Capital Advisers,
                                                    Inc., since 2000, and previously vice president (1992-
                                                    2000). Vice president at Sun Life Financial since
                                                    1994.

                           Evan S.          2002    Senior vice president, Sun Capital Advisers, Inc.,
                           Moskovit, CFA            since 2002, and previously vice president (1999-
                                                    2002). Assistant vice president at Sun Life Financial
                                                    since 2002. Joined Sun Life Financial in 1997.

                           Michael A.       2002    Senior vice president, Sun Capital Advisers, Inc.,
                           Savage, CFA              since 2002, and previously vice president (2001-
                                                    2002). Assistant vice president at Sun Life Financial
                                                    since 2002. Joined Sun Life Financial in 1993.

Money Market Fund          Richard Gordon,  1998    See above.
                           CFA

                           John W.          2002    Senior vice president, Sun Capital Advisers, Inc.,
                           Donovan                  since 2002, and previously vice president (2001-
                                                    2002). Assistant vice president at Sun Life Financial
                                                    since 2002. Joined Sun Life Financial in 2001. Prior
                                                    to that, vice president, Back Bay Advisors L.P.
                                                    (1997-2001).

Real Estate Fund           Thomas V.        1998    Senior vice president, Sun Capital Advisers, Inc.,
                           Pedulla                  since 2000, and previously vice president (1998-
                                                    2000). Vice president at Sun Life Financial since
                                                    2000. Joined Sun Life Financial in 1995.

                           Leo D. Saraceno, 2003    See above.
                           CFA

                           Richard R.       2001    See above.
                           Gable, CFA

PURCHASE AND REDEMPTION INFORMATION


Service Class shares of each fund are offered exclusively to insurance company separate accounts.










Buying and Redeeming Service Class Shares. Each fund sells its Service Class shares at net asset value (NAV) directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance products. Each fund may suspend the offer of its shares and reserves the right to reject any specific purchase order. A fund may refuse a purchase order if, in the adviser's opinion, the order is of a size that would disrupt the management of a fund.



Insurance company separate accounts that accept orders from contractholders to purchase and redeem Service Class shares before the close of regular trading on the New York Stock Exchange (the "Exchange") will receive that day's NAV (which will be calculated as of the close of regular trading on the Exchange), provided that the insurance company transmits the orders to the fund prior to the opening of trading on the Exchange on the next business day. If the fund receives orders after the Exchange opens, those orders will receive the next business day's NAV.


Each fund redeems its shares on any business day. Normally, a fund forwards redemption proceeds by bank wire to the redeeming insurance company on the next business day after redemption instructions are received. Under unusual circumstances, a fund may suspend redemptions or postpone payment for up to seven (7) days or longer, as permitted by Federal securities laws.


Excessive and Short-term Trading. The funds are not designed to accommodate excessive or short-term trading, which can disrupt portfolio management strategies and increase fund operating expenses. A fund may reject a purchase order if, in the adviser's opinion, the order is of a size that would disrupt the management of the fund or otherwise represents excessive or short-term trading. Each fund sells its shares to insurance company separate accounts for the purpose of funding variable annuity or variable life insurance contracts. As a result, the funds' ability to monitor trading activity by the owners of such contracts is limited. For specific information about the purchase, redemption and transfer limitation policies that apply to a particular variable annuity or variable life insurance contract, contract owners should review the separate account prospectus prepared by the insurance company for their contracts.


Automatic Transactions. Purchases and redemptions arising out of an automatic transaction under an insurance contract are effected when received by the insurance company in the manner described above. Automatic transactions include investment of net premiums, payment of death benefits, deduction of fees and charges, transfers, surrenders, loans, loan repayments, deductions of interest on loans, lapses, reinstatements, and similar automatic transactions.

Service Class shares of each fund are offered at net asset value. The separate account does not pay a sales charge to buy fund Service Class shares.


Valuation of Shares. Each fund offers its shares at the NAV per Service Class share of the fund. Each fund calculates its NAV once daily as of the close of regular trading on the Exchange (generally at 4:00 p.m., Eastern time) on each day the Exchange is open. If the Exchange closes early, the funds will accelerate the determination of NAV to the closing time. On any day an international market is closed and the Exchange is open, a fund will normally value its foreign securities, if any, at the prior day's close with the current day's exchange rate.


Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures adopted by the board of trustees. Because international markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when an insurance company cannot buy or sell shares. A fund may value securities at fair value when market quotations are not readily available or the adviser believes that available market quotations do not reasonably represent the securities' actual value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.
The funds distribute capital gains and income.

FUND DETAILS




PURCHASE AND REDEMPTION INFORMATION



Dividends and Distributions. Each fund intends to distribute all or substantially all of its net realized capital gains, if any, and net investment income for each taxable year. Money Market Fund and Investment Grade Bond Fund declare dividends from net investment income daily and pay dividends monthly. All funds other than Money Market Fund and Investment Grade Bond Fund declare and pay dividends from net investment income at least annually. Each fund distributes its net realized capital gains, if any, at least annually. The funds expect that an insurance company holding shares on behalf of a contract holder will elect to reinvest dividends and capital gains in additional shares of the fund that paid them. Shares purchased become entitled to dividends as of the first business day following the date of investment.

Taxes. Shares of the funds are held and owned for U.S. federal income tax purposes by life insurance company separate accounts established in connection with variable annuity and variable life insurance contracts, and not by the owners of these variable contracts. Owners of variable contracts should refer to the prospectuses for these contracts for a description of the tax consequences of owning and receiving distributions or other payments relating to these contracts.

Each fund is treated as a separate entity for U.S. federal income tax purposes and intends to elect or has elected to be treated and has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets, and distribution of its income to shareholders. If a fund meets these requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that are distributed.

In addition to the above, each fund also intends to comply with certain diversification requirements relating to the tax-deferred status of variable contracts issued by insurance company separate accounts. More specific information on these diversification requirements is contained in the prospectus for the variable contracts and in the funds' Statement of Additional Information.

A fund's failure to comply with these requirements could cause the holder of a variable contract based on a separate account that invested in whole or in part in that fund to be subject to current taxation of all income accrued on the contract for the current and all prior taxable years, unless the Internal Revenue Service permits correction of the failure, which cannot be assured.


Investments by Variable Product Separate Accounts in Shares of the Funds. Each fund will sell its shares to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. The variable contracts may or may not make investments in all the funds described in this Prospectus.

The interests of owners of different variable contracts investing in a fund could conflict due to differences of tax treatment and other considerations. The Trust currently does not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life contracts. Nevertheless, the Board of Trustees will monitor events to seek to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund's shareholders.

FINANCIAL HIGHLIGHTS


   The financial highlights tables are intended to help you understand the performance of each of the Initial Class shares of the following funds since inception. Initial Class share information is presented because Service Class shares are a newly offered class with no operating history. Service Class shares will have different performance and different annual operating expenses. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table is included in the annual report (available upon request) along with the funds' financial statements and the report of the funds' independent accountants. The annual report was audited by Deloitte & Touche LLP, independent public accountants. Insurance company separate account contract expenses are not reflected in these tables. Had such expenses been added, the performance figures would have been lower.


    Selected data for an Initial Class share outstanding throughout each period:

                                                               All Cap Fund               Investment Grade Bond Fund
                                                          --------------------   -------------------------------------------
                                                                       For the
                                                             Year      Period               Year Ended December 31
                                                            Ended    05/1/02* to -------------------------------------------
                                                          12/31/2003 12/31/2002    2003     2002     2001     2000     1999
                                                          ---------- ----------- -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $ 7.540     $10.000   $ 9.630  $ 9.680  $ 9.600  $ 9.340  $ 9.970
                                                           -------     -------   -------  -------  -------  -------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................    0.040       0.020     0.514    0.538    0.601    0.626    0.576
  Net realized and unrealized gain (loss) on investments.    3.943      (2.462)    0.393   (0.050)   0.079    0.260   (0.630)
                                                           -------     -------   -------  -------  -------  -------  -------
  Total from Investment Operations.......................    3.983      (2.442)    0.907    0.488    0.680    0.886   (0.054)
                                                           -------     -------   -------  -------  -------  -------  -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................   (0.036)     (0.018)   (0.517)  (0.538)  (0.600)  (0.626)  (0.576)
  In excess of net investment income.....................       --          --        --       --       --       --       --
  Net realized gain on investments.......................   (0.037)         --        --       --       --       --       --
  In excess of net realized gain on investments..........       --          --        --       --       --       --       --
  Capital................................................       --          --        --       --       --       --       --
                                                           -------     -------   -------  -------  -------  -------  -------
  Total distributions....................................   (0.073)     (0.018)   (0.517)  (0.538)  (0.600)  (0.626)  (0.576)
                                                           -------     -------   -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD...........................  $11.450     $ 7.540   $10.020  $ 9.630  $ 9.680  $ 9.600  $ 9.340
                                                           =======     =======   =======  =======  =======  =======  =======
TOTAL RETURN(b)..........................................    52.89%     (24.43)%    9.63%    5.23%    7.21%    9.86%   (0.56)%
                                                           =======     =======   =======  =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................  $ 5,082     $ 1,780   $66,335  $67,679  $80,999  $40,376  $18,184
Ratios to average net assets:
  Net expenses(a)........................................     0.90%       0.90%     0.75%    0.75%    0.75%    0.75%    0.75%
  Gross expenses(a)......................................     5.47%       5.73%     0.88%    0.81%    0.95%    1.31%    1.98%
  Net investment income (loss)(a)........................     0.70%       0.41%     5.22%    5.60%    6.11%    6.70%    6.00%
Portfolio turnover rate..................................      150%         67%       57%     144%      92%      69%      78%

--------
*  Commencement of operations
(a) Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

   Selected data for an Initial Class share outstanding throughout each period:

                                                                         Money Market Fund
                                                          ----------------------------------------------  --------
                                                                      Year Ended December 31
                                                          ----------------------------------------------  --------
                                                            2003      2002      2001      2000     1999     2003
                                                          --------  --------  --------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  1.000  $  1.000  $  1.000  $ 1.000  $ 1.000  $11.100
                                                          --------  --------  --------  -------  -------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................    0.005     0.011     0.035    0.057    0.045    0.277
  Net realized and unrealized gain (loss) on investments.       --        --        --       --       --    3.713
                                                          --------  --------  --------  -------  -------  -------
  Total from Investment Operations.......................    0.005     0.011     0.035    0.057    0.045    3.990
                                                          --------  --------  --------  -------  -------  -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................   (0.005)   (0.011)   (0.035)  (0.057)  (0.045)      --
  In excess of net investment income.....................       --        --        --       --       --       --
  Net realized gain on investments.......................       --        --        --       --       --       --
  In excess of net realized gain on investments..........       --        --        --       --       --       --
  Capital................................................       --        --        --       --       --       --
                                                          --------  --------  --------  -------  -------  -------
  Total distributions....................................   (0.005)   (0.011)   (0.035)  (0.057)  (0.045)      --
                                                          --------  --------  --------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD........................... $  1.000  $  1.000  $  1.000  $ 1.000  $ 1.000  $15.090
                                                          ========  ========  ========  =======  =======  =======
TOTAL RETURN(b)..........................................     0.55%     1.12%     3.59%    5.90%    4.63%   35.95%
                                                          ========  ========  ========  =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $113,004  $149,363  $116,946  $41,279  $13,971  $78,695
Ratios to average net assets:
  Net expenses(a)........................................     0.65%     0.65%     0.65%    0.65%    0.65%    1.25%
  Gross expenses(a)......................................     0.65%     0.65%     0.74%    1.22%    2.70%    1.26%
  Net investment income (loss)(a)........................     0.56%     1.11%     3.16%    5.83%    4.69%    4.54%
Portfolio turnover rate..................................      N/A       N/A       N/A      N/A      N/A       42%

                                                                Real Estate Fund
                                                          -----------------------------------
                                                             Year Ended December 31
                                                          -----------------------------------
                                                            2002     2001     2000     1999
                                                          -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $11.850  $11.250  $ 8.940  $ 9.850
                                                          -------  -------  -------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................   0.496    0.629    0.388    0.477
  Net realized and unrealized gain (loss) on investments.  (0.036)   0.772    2.402   (0.888)
                                                          -------  -------  -------  -------
  Total from Investment Operations.......................   0.460    1.401    2.790   (0.411)
                                                          -------  -------  -------  -------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................  (0.463)  (0.618)  (0.417)  (0.447)
  In excess of net investment income.....................      --       --       --       --
  Net realized gain on investments.......................  (0.583)  (0.183)  (0.054)      --
  In excess of net realized gain on investments..........  (0.070)      --   (0.009)      --
  Capital................................................  (0.094)      --       --   (0.052)
                                                          -------  -------  -------  -------
  Total distributions....................................  (1.210)  (0.801)  (0.480)  (0.499)
                                                          -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD........................... $11.100  $11.850  $11.250  $ 8.940
                                                          =======  =======  =======  =======
TOTAL RETURN(b)..........................................    4.04%   12.58%   31.30%   (3.98)%
                                                          =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)........................ $44,310  $25,824  $17,162  $ 6,089
Ratios to average net assets:
  Net expenses(a)........................................    1.25%    1.25%    1.25%    1.25%
  Gross expenses(a)......................................    1.41%    1.68%    2.67%    3.39%
  Net investment income (loss)(a)........................    5.51%    5.60%    6.13%    6.09%
Portfolio turnover rate..................................      49%      25%      15%      13%

--------
(a) Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                  APPENDIX A
              Prior Performance Information for Similar Accounts
                            Managed by the Adviser



The following tables reflect data supplied by the adviser relating to the performance of all fee paying, fully discretionary portfolios using strategies similar to the funds', with certain exceptions identified below. These portfolios have investment objectives, policies and strategies substantially similar, but not necessarily identical, to those of the funds.

Performance of each composite is not that of the corresponding fund, is not a substitute for the corresponding fund's performance and does not predict a fund's performance results, which may differ from the composite's results. The personnel who managed accounts comprising the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the relevant fund.

Each composite's performance is shown net of actual expenses of the underlying accounts. The performance data has not been adjusted to reflect any of the charges assessed against insurance company separate accounts or variable life insurance or variable annuity products for which these funds serve as investment vehicles. In each case, the performance data shown would have been lower had these charges been reflected. In addition, the projected expenses for the Sun Capital funds have, at times, been higher than the expenses of the underlying accounts in the composite. Had Sun Capital fund expenses been used, the performance data would have been lower.


Since these composite results were not calculated for mutual funds, they are not based on SEC mutual fund performance standards. Performance calculations based on SEC mutual fund performance standards would have been different. All investment results shown in the tables assume the reinvestment of dividends. Investors should compare the Sun Capital fund performance results set forth under "The Funds' Goals, Strategies and Risks" to the performance data shown in this appendix for the corresponding composite in the same time period.


Unlike mutual funds, private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the "1940 Act") and the Code. Complying with these regulatory requirements may have an adverse effect on each fund's performance relative to that of a composite in which all or some accounts are not subject to such requirements. Similarly, private accounts generally do not experience the same types of cash inflows and outflows as mutual funds and generally do not hold significant cash for liquidity purposes.

Sun Capital Advisers, Inc.

Sun Capital's Prior Performance for Similar Accounts.


The following tables reflect the performance of Sun Capital's "Equity Composite" and "Real Estate Composite" strategy. As of December 31, 2003, the Equity Composite strategy consisted of six accounts, having total assets of $405.5 million representing 99% of equity account assets under management, and the Real Estate Composite strategy consisted of three accounts, having total assets of $187.3 million representing 95% of real estate account assets under management.

Sun Capital Equity Composite Performance

(comparison composite for Sun Capital All Cap Fund)


                                                     Average Annual Total Returns
                                              -----------------------------------------
                                                (for periods ended December 31, 2003)
                                                                        Since Inception
                                              1 Year 3 Years  5 Years  (January 1, 1996)
                                              ------ -------  -------  -----------------
Equity Composite............................. 48.66%   6.32%    6.50%        12.34%
S&P 500 Index*............................... 28.68%  (4.05)%  (0.57)%        9.38%
Lipper VA-UF Multi-Cap Value Funds Average*.. 31.54%   4.62%    8.33%        11.37%


                                        Year by Year Total Returns
                       ------------------------------------------------------------
                                  (for 1-year periods ended December 31)
                        1996   1997   1998   1999    2000     2001     2002    2003
                       -----  -----  -----  -----  ------   ------   ------   -----
Equity Composite...... 20.36% 26.36% 21.72%  8.29%   5.27%   16.37%  (30.52)% 48.66%
S&P 500 Index*........ 22.96% 33.36% 28.58% 21.04%  (9.10)% (11.89)% (22.10)% 28.68%
Lipper VA-UF Multi-Cap
  Value Funds Average* 16.29% 27.90%  6.64%  6.16% 22.70 %    7.44%  (18.97)% 31.54%

Sun Capital Real Estate Composite Performance

(comparison composite for Sun Capital Real Estate Fund)


                                              Average Annual Total Returns             Since
                                              ------------------------------         Inception
                                              (for periods ended December 31, 2003) (January 1,
                                              1 Year          3 Years    5 Years       1997)
                                              ------          -------    -------    -----------
Real Estate Composite........................ 37.38%           18.28%     16.40%       12.84%
Morgan Stanley REIT Index*................... 36.74%           16.94%     14.12%        9.66%
Lipper VA-UF Real Estate Funds Average*...... 36.50%           14.73%     13.44%        9.58%



                                                          Year by Year Total Returns
                                              -------------------------------------------------
                                                    (for 1-year periods ended December 31)
                                               1997    1998    1999    2000   2001  2002   2003
                                              -----  ------   -----   -----  -----  ----  -----
Real Estate Composite........................ 17.70%  (7.39)% (2.70)% 32.69% 13.43% 6.20% 37.38%
Morgan Stanley REIT Index*................... 18.58% (16.90)% (4.55)% 26.81% 12.83% 3.64% 36.74%
Lipper VA-UF Real Estate Funds Average*...... 20.11% (15.90)% (2.79)% 27.95%  7.77% 2.66% 36.50%

--------
* A description of this index is located at the end of this appendix.
Composite performance is computed using an asset-weighted rate of return for each account, weighted for the relative size of each account using beginning of period values. The performance of the Sun Capital Composites reflect the deduction of all actual operating expenses of the underlying accounts in the composite. At December 31, 2003, 96% of the account assets in the Equity Composite and 59% of the account assets in the Real Estate Composite were managed for an affiliate of the adviser. The account fees for these accounts were substantially lower than those the adviser would charge a third party client for the same services. Accordingly, on an asset-weighted basis, the overall expenses reflected in the composite were significantly lower than those of the Sun Capital Funds. Had they been in existence for the same time period as the composite, the Sun Capital Funds would likely have experienced worse performance during the same time periods because of the significant difference in fees. Composite performance results were calculated, in all material respects, in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), retroactively for all periods. AIMR has not been involved with the preparation or review of this report.

Description of Indices

The Lipper Variable Annuity Underlying Multi-Cap Value Funds Average is a composite return of funds that invest primarily in equity securities within a variety of market capitalization ranges without concentrating on 75% of this equity assets in any one market capitalization range over an extended period of time.

The Lipper Variable Annuity Underlying Real Estate Funds Average is a composite return of funds that invest primarily in equity securities of companies engaged in the real estate industry.

The Morgan Stanley REIT Index is a total-return index comprising the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

ADDITIONAL INFORMATION


   The statement of additional information (SAI) provides more detailed information about the funds and is incorporated into this prospectus by reference. Additional information about the funds' investments is available in the Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. You may obtain free copies of the SAI and the annual and semi-annual reports, request other information and discuss questions about the funds by contacting your agent, or the funds at:

                               Sun Capital Advisers Trust
                               One Sun Life Executive Park
                               Wellesley Hills, MA 02481

                               Telephone: 1-800-432-1102 x1780


 Investment Adviser                               Administrator, Custodian

 Sun Capital Advisers, Inc.                       State Street Bank & Trust Company
 Principal Underwriter                            Legal Counsel

 Clarendon Insurance Agency, Inc.                 Hale and Dorr LLP
 Independent Public Accountants

 Deloitte & Touche LLP


   You can review and copy information about the funds (including the SAI) at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at the number listed below. You can get text-only copies for a duplicating fee by writing or sending an electronic request:

                       Securities and Exchange Commission
                       Public Reference Section
                       Washington, D.C. 20549-0102
                       e-mail: publicinfo@sec.gov

                       Telephone: 1-202-942-8090
                       Free from the EDGAR Database on the SEC's
                       Internet website: http://www.sec.gov

                          SUN CAPITAL ADVISERS TRUST

   Investment Company Act file no. 811-08879

                           Sun Capital Advisers Trust

                            Sun Capital All Cap Fund
                     Sun Capital Investment Grade Bond Fund
                          Sun Capital Money Market Fund
                          Sun Capital Real Estate Fund
                              SC Alger Growth Fund
                          SC Alger Income & Growth Fund
                       SC Alger Small Capitalization Fund
                             SC Davis Financial Fund
                           SC Davis Venture Value Fund
                     SC Neuberger Berman Mid Cap Growth Fund
                     SC Neuberger Berman Mid Cap Value Fund
                              SC Value Equity Fund
                              SC Value Managed Fund
                              SC Value Mid Cap Fund
                             SC Value Small Cap Fund
                            SC Blue Chip Mid Cap Fund
                          SC Investors Foundation Fund
                              SC Select Equity Fund




                     Initial Class and Service Class Shares

                       Statement of Additional Information


                                 April 30, 2004

This statement of additional information (SAI) is not a prospectus. The funds' financial statements for the fiscal year ended December 31, 2003 are incorporated into this SAI by reference.

To obtain a free copy of the funds' Initial Class prospectus or the funds' Service Class prospectus, dated April 30, 2004, or a copy of the most recent annual or semi-annual report to shareholders, please contact your agent or the funds at:


                           Sun Capital Advisers Trust

                         One Sun Life Executive Park
                         Wellesley Hills, MA 02481
                         Telephone: 1-800-432-1102 x1780

                                Table of Contents

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS..................................1

   Investment Strategies and Risks.............................................1
   Investment Restrictions....................................................23

THE FUNDS' MANAGEMENT.........................................................25

   Trustees and Officers......................................................25
   Trustee Compensation.......................................................29

   Material Relationships of the Independent Trustees.........................29
   Factors Considered by the Independent Trustees in Approving the
   Investment Advisory Agreement..............................................30

   The Investment Adviser.....................................................31
   The Subadvisers............................................................36
   Administrator..............................................................40
   Transfer Agent.............................................................41
   Custodian..................................................................41
   Independent Public Accountants. ...........................................41
   Legal Counsel..............................................................41

PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN...................................42


INFORMATION ABOUT THE TRUST'S HISTORY AND ORGANIZATION........................45

MORE INFORMATION ABOUT HOW THE FUNDS VALUE THEIR SHARES.......................48

TAXES.........................................................................50

BROKERAGE ALLOCATION..........................................................54

FINANCIAL STATEMENTS..........................................................58

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS

Investment Strategies and Risks. Each fund's principal investment strategies and risks, as well as the securities in which each fund typically invests, are described in the prospectus.

.. Sun Capital All Cap Fund invests at least 80% of its net assets in equity securities of U.S. companies.

.. Sun Capital Investment Grade Bond Fund invests at least 80% of its net assets in investment grade bonds issued by U.S. and foreign companies, the U.S. government and its agencies and instrumentalities, including those that issue mortgage-backed securities, foreign governments, including those in emerging market countries, and multinational organizations such as the World Bank.

..  Sun Capital Money Market Fund invests exclusively in high quality U.S.
   dollar-denominated money market securities.


..  Sun Capital Real Estate Fund invests at least 80% of its net assets in Real
   Estate Investment Trusts ("REITs") and other U.S. and foreign real estate companies.


.. SC Alger Growth Fund invests primarily in equity securities of U.S. large capitalization companies. Under normal conditions, the fund invests at least 65% of its net assets in equity securities.

.. SC Alger Income & Growth Fund invests primarily in dividend paying equity securities, such as common or preferred stocks, with an emphasis on those which the subadviser believes also offer opportunities for capital appreciation. Under normal conditions, the fund invests at least 65% of its net assets in equity securities, and may hold up to 35% of its total assets in cash and cash equivalents to take advantage of new opportunities for investment.

.. SC Alger Small Capitalization Fund invests primarily in the equity securities of U.S. small capitalization companies. Under normal conditions, the fund invests at least 80% of its net assets in equity securities of small capitalization companies.

.. SC Davis Financial Fund, under normal circumstances, invests at least 80% of its net assets plus any borrowing for investment purposes in securities issued by companies "principally engaged " in financial services.


..  SC Davis Venture Value Fund invests primarily in the common stock of U.S.
   companies with market capitalization of at least $10 billion.

.. SC Neuberger Berman Mid Cap Growth Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of capitalization levels of issuers in the Russell MidCap Index at the time of purchase. The fund may revise this definition based on market conditions.


.. SC Neuberger Berman Mid Cap Value Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of capitalizations of issuers in the Russell MidCap Index at the time of purchase. The fund may revise this definition based on market conditions.

.. SC Value Equity Fund invests at least 80% of its net assets in a diversified portfolio of equity securities that the manager believes are undervalued in the marketplace.


.. SC Value Managed Fund primarily invests in a portfolio consisting of common stocks, fixed income securities and cash equivalents.

.. SC Value Mid Cap Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations between $500 million and $8 billion at the time of purchase.

.. SC Value Small Cap Fund invests at least 80% of its net assets in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at time of purchase.

.. SC Blue Chip Mid Cap Fund normally invests at least 80% of its net assets in common stocks and other equity securities of U.S. companies with market capitalizations within the range represented in the S&P Mid Cap 400 Index.

.. SC Investors Foundation Fund invests at least 65% of its total assets in common stocks and other equity securities of U.S. companies with market capitalizations within the range represented by the S&P 500(R) Index.


.. SC Select Equity Fund normally invests at least 80% of its net assets in common stocks and other equity securities.


Investment Grade Bond Fund, Real Estate Fund, Alger Small Capitalization Fund, Davis Financial Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Value Fund, Value Equity Fund, Value Mid Cap Fund, Value Small Cap Fund, Blue Chip Mid Cap Fund, and Select Equity Fund will each provide written notice to its shareholders at least 60 days prior to any change to the requirement that it invests at least 80% of its net assets plus borrowings for investment purposes as described in this section.

All funds (except Real Estate Fund and Select Equity Fund) are diversified mutual funds. This means that with respect to 75% of each fund's total assets, the fund may not invest more than 5% of its assets in the outstanding securities of any one issuer, or own more than 10% of the voting securities of any one issuer, except U.S. government securities or securities of other investment companies. With respect to Money Market Fund, this means that the fund may not invest more than 5% of its assets in any one issuer except U.S. government securities and obligations of domestic banks.

Real Estate Fund and Select Equity Fund are not diversified and each may invest without regard to such limits. This means that the net asset value of Real Estate Fund and Select Equity Fund may be more volatile because each fund's portfolio may be invested in fewer securities and each fund may be more sensitive to events affecting the value of these securities. However, both Real Estate Fund and Select Equity Fund (and the other funds) must satisfy the diversification tests under Sections 851(b)(3) and 817(h) of the Internal Revenue Code of 1986, as amended (the Code), (see discussion under the caption, Taxes). Meeting these diversification tests may limit both Real Estate Fund's and Select Equity Fund's volatility risk.

Securities in which the funds may invest.


Common shares. (All funds except Money Market Fund) Common shares represent an equity (ownership) interest in a company or other entity. This ownership interest often gives a fund the right to vote on measures affecting the company's organization and operations. Although common shares generally have a history of long-term growth in value, their prices, particularly those of smaller capitalization companies, are often volatile in the short-term.


Preferred shares. (All funds) Preferred shares represent a limited equity interest in a company or other entity and frequently have debt-like features. Preferred shares are often entitled only to dividends at a specified rate, and have a preference over common shares with respect to dividends and on liquidation of assets. Preferred shares generally have lesser voting rights than common shares. Because their dividends are often fixed, the value of some preferred shares fluctuates inversely with changes in interest rates. Money Market Fund may invest in certain types of preferred shares having debt-like features to the extent that the preferred shares meet the maturity, quality and diversification requirements applicable to the fund.

Convertible securities. (All funds except Money Market Fund) Convertible securities are bonds, preferred shares and other securities that pay a fixed rate of interest or dividends. However, they offer the buyer the additional option of converting the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. The value of convertible securities is also sensitive to company, market and other economic news, and will change based on the price of the underlying common stock. Convertible securities generally have less potential for gain than common stock, but also less potential for loss, since their income provides a cushion against the stock's price declines. However, because the buyer is also exposed to the risk and reward potential of the underlying stock, convertible securities generally pay less income than similar non-convertible securities.

Warrants and rights. (All funds except Money Market Fund) Warrants and rights are securities permitting, but not obligating, their holder to purchase the underlying equity or fixed-income securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends on or exercise voting rights concerning the underlying equity securities. Further, they do not represent any rights in the assets of the issuer. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they become worthless if they are not exercised on or prior to their expiration date. As a result, an investment in warrants and rights may entail greater investment risk than certain other types of investments.

Real estate investment trusts ("REITs"). (All funds except Money Market Fund) REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like regulated investment companies, such as Real Estate Fund, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. Each fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the fund.


Risk factors associated with the real estate industry. Although Real Estate Fund does not invest directly in real estate, it does invest primarily in real estate equity securities and does concentrate its investments in the real estate industry, and, therefore, an investment in the fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Each of the other funds that may invest in REITs may, to a lesser degree, be subject to these risks. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning or applicable tax law; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

In addition, if the fund has rental income or income from the disposition of real property acquired as a result of a default on securities the fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Investments by the fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

Risk factors associated with equity and mortgage REITs. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

Fixed-income securities. (All funds) Bonds and other fixed-income instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Fixed-income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund's fixed-income securities, and, conversely, during periods of rising interest rates, the value of a fund's fixed-income securities will generally decline. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Changes by recognized agencies in the rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.

Maturity and duration. The effective maturity of an individual portfolio security in which a fund invests is defined as the period remaining until the earliest date when the fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled prepayments on securities purchased at a discount may result in a lower yield (and total return) to a fund than was anticipated at the time the securities were purchased. A fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on the original prepaid security thus affecting positively or negatively the return realized by the fund.

Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.


Ratings criteria. In general, the ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch) represent the opinions of these agencies as to the credit quality of the securities which they rate. However, these ratings are relative and subjective and are not absolute standards of quality.


After its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither of these events will necessarily require the adviser, on behalf of a fund, to sell the securities.


Lower rated high yield fixed-income securities. (Investment Grade Bond Fund, Real Estate Fund, Davis Financial Fund, Davis Venture Value Fund and Value Managed Fund) Lower rated high yield fixed-income securities are those rated below Baa3 by Moody's, or below BBB- by S&P or Fitch, or securities which are unrated and determined by the adviser to be of comparable quality. Investment Grade Bond Fund may invest in securities rated as low as B (which includes securities rated B- or B+) by a rating agency, which may indicate that the obligations are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Davis Venture Value Fund will not purchase securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchaser would then cause 5% or more of the fund's net asset to be invested in such lower-rated securities. Davis Financial Fund generally restricts its investment in high yield, high risk debt securities to 5% of the Fund's net assets or less. See Appendix A attached to this SAI for a description of the characteristics of the categories. A fund may invest in eligible unrated securities which, in the opinion of the adviser, offer comparable risks to those securities which are rated.


Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed-income securities generally respond to short-term economic, corporate and market developments to a greater extent than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and accurately value a fund's assets. The reduced availability of reliable, objective data may increase a fund's reliance on management's judgment in valuing the high yield bonds. To the extent that a fund invests in these securities, the achievement of the fund's objective will depend more on the adviser's judgment and analysis than it otherwise would. In addition, high yield securities in a fund's portfolio may be susceptible to adverse publicity and investor perceptions, whether or not the perceptions are justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower-rated securities and may do so in the future, particularly with respect to highly leveraged issuers.

Credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, lower quality, higher yielding bonds are subject to credit risk to a greater extent than higher quality, lower yielding bonds.

Interest rate risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of those securities used to compute a fund's net asset value.

Call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined, and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.

U.S. government securities. (All funds) U.S. government securities include: U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association (GNMA)), (b) the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (e.g., Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC)), or (d) only the credit of the agency and a perceived "moral obligation" of the U.S. government. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

U.S. government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. government securities. The interest and principal components of stripped U.S. government securities are traded independently. The most widely recognized trading program for such securities is the Separate Trading of Registered Interest and Principal of Securities Program. U.S. Treasury inflation-indexed obligations provide a measure of protection against inflation by adjusting the principal amount for inflation. The semi-annual interest payments on these obligations are equal to a fixed percentage of the inflation-adjusted principal amount.

Mortgage-backed securities. (All Cap Fund, Investment Grade Bond Fund, Money Market Fund, Real Estate Fund, Alger Growth Fund, Alger Income & Growth Fund, Alger Small Capitalization Fund and Value Managed Fund) Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment scenarios, the fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking" in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

The fund's investments in mortgage-backed securities may include conventional mortgage pass through securities and certain classes of multiple class collateralized mortgage obligations ("CMOs"). Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class ("PAC") and target amortization class ("TAC") securities. Sequential pay CMOs apply payments of principal, including any prepayments, to each class of CMO in the order of the final distribution date. Thus, no payment of principal is made on any class until all other classes having an earlier final distribution date have been paid in full. Parallel pay CMOs apply principal payments and prepayments to two or more classes concurrently on a proportionate or disproportionate basis. The simultaneous payments are taken into account in calculating the final distribution date of each class. Real Estate Fund and Investment Grade Bond Fund may invest in the most junior class of CMO's (z-tranche) which involves risks similar to those associated with investing in equity securities.

Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Conventional mortgage pass through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Agency mortgage securities. (Investment Grade Bond Fund, Money Market Fund, Real Estate Fund, Alger Growth Fund, Alger Income & Growth Fund, Alger Small Capitalization Fund and Value Managed Fund) The funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. Agencies, instrumentalities or sponsored enterprises of the U.S. government include but are not limited to the GNMA, FNMA and FHLMC. GNMA securities are backed by the full faith and credit of the U.S. government, which means that the U.S. government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

Privately-issued mortgage-backed securities. (Investment Grade Bond Fund, Money Market Fund, Real Estate Fund, Alger Growth Fund, Alger Income & Growth Fund and Alger Small Capitalization Fund) Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of GNMA, FNMA or FHLMC. In order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Asset-backed securities. (Investment Grade Bond Fund, Money Market Fund, Real Estate Fund, Alger Growth Fund, Alger Income & Growth Fund, Alger Small Capitalization Fund and Value Managed Fund) Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the fund must reinvest the returned principal at prevailing interest rates, which may be lower.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may entail features that make them less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws granting protection to the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not support payments on these securities. A fund may invest in any type of asset-backed security if the adviser determines that the security is consistent with the fund's investment objective and policies.

Structured securities. (Investment Grade Bond Fund and Real Estate Fund) Structured securities include notes, bonds or debentures, the value of the principal of and/or interest on which is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the Reference) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Pay-in-kind, delayed payment and zero coupon bonds. (Investment Grade Bond Fund, Real Estate Fund, Alger Growth Fund, Alger Income & Growth Fund, Alger Small Capitalization Fund) These securities are generally issued at a discount from their face value because actual interest payments are typically postponed until maturity or after a stated period. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed payment and zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and in cash, and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The fund generally accrues income on securities that are issued at a discount and/or do not make current cash payments of interest for tax and accounting purposes, which is required to be distributed to shareholders. The fund's investments in pay-in-kind, delayed payment and zero coupon bonds may require the fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Floating rate/variable rate notes. (Investment Grade Bond Fund, Money Market Fund, Real Estate Fund, Alger Growth Fund, Alger Income & Growth Fund and Alger Small Capitalization Fund) Some notes a fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other support arrangements. If a security would not satisfy a fund's credit quality standards without such a credit support, the entity providing a bank letter or line of credit, guarantee or loan commitment must meet a fund's credit quality standards.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult for a fund to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or there are periods during which the fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by a fund will be subject to the fund's limitation on investments in illiquid securities if a reliable trading market for the instruments does not exist and the fund cannot demand payment of the principal amount of such instruments within seven days.

Foreign securities. (All funds) Each fund may invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (foreign issuers). A company is considered to be located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.

ADRs, EDRs, IDRs and GDRs. (All funds except Money Market Fund) American Depository Receipts (ADRs) (sponsored or unsponsored) are receipts typically issued by a U.S. bank, trust company or other entity and evidence ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between this information and the market value of the unsponsored ADR. European Depository Receipts (EDRs) and International Depository Receipts (IDRs) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depository Receipts
(GDRs) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

Brady bonds. (Investment Grade Bond Fund) Brady bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
P. Brady. Brady bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Certain Brady bonds may be collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. Collateral purchases are financed by the International Monetary Fund, the International Bank for Reconstruction and Development (the World Bank) and the debtor nation's reserves. Although Brady bonds may be collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government. In light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady bonds, investments in Brady bonds may be viewed as speculative. Brady bonds acquired by a fund might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady bonds held by the fund.

Sovereign debt obligations. (Investment Grade Bond Fund, Money Market Fund and Real Estate Fund) Investment in sovereign debt obligations involves special risks not present in domestic corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic policies or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Obligations of supranational entities. (Investment Grade Bond Fund, Money Market Fund, Real Estate Fund, Alger Growth Fund, Alger Income & Growth Fund and Alger Small Capitalization Fund) Each fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the World Bank, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. Participating governments may not be able or willing to honor their commitments to make capital contributions to a supranational entity.

Risks of foreign securities. Investments in foreign securities may involve a greater degree of risk than the risks of domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

To the extent that a fund's foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that a fund's foreign investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities may be purchased on over-the-counter markets or exchanges located in the countries where an issuer's securities are principally traded. Many foreign markets are not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

In certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of assets of a fund from a country, political or social instability, or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Dividends, interest and, in some cases, capital gains earned by a fund on certain foreign securities may be subject to foreign taxes, thus reducing the net amount of income or gains available for distribution to the fund's shareholders.

The above risks may be intensified for investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Bank and corporate obligations. (All funds) Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the funds consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which the funds may invest include certificates of deposit, bankers' acceptances and fixed time deposits.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Repurchase agreements. (All funds) In a repurchase agreement, a fund would buy a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the repurchase agreement counterparty at a fixed time and price plus accrued interest. A fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. Repurchase agreements that mature in more than seven days will be treated as illiquid for purposes of each fund's 15% limit (10% for Money Market Fund) on illiquid investments.

Securities serving as collateral for each repurchase agreement must be delivered to the fund's custodian either physically or in book-entry form. The collateral must be marked to market daily so that each repurchase agreement will be fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities while the fund is trying to enforce its rights to the collateral, possible below normal levels of income, decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights.

Reverse repurchase agreements. (All funds except Money Market Fund) A fund may also enter into reverse repurchase agreements, which involve the sale of U.S. government securities held in its portfolio to a counterparty with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest," which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by a fund with proceeds of the initial sale transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase at a fixed price agreed in advance. A fund will not enter into reverse repurchase agreements or borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed one-third of the fund's total assets (including the amount borrowed) taken at market value. A fund will not use leverage to attempt to enhance its return. A fund will not purchase securities while outstanding borrowings exceed 5% of the fund's total assets.

Mortgage "dollar roll" transactions. (Investment Grade Bond Fund) The fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers. Under a dollar roll, the fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a fund's borrowings and other senior securities. For financial reporting purposes, a fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

Restricted securities. (All funds) A fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933 (1933 Act), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and which are, therefore, restricted as to their resale. However, a fund will not invest more than 15% of its net assets (10% for Money Market Fund) in illiquid investments. The trustees may adopt guidelines and delegate to the adviser the daily function of determining the monitoring and liquidity of restricted securities. The trustees, however, will retain oversight as to, and be ultimately responsible for, the determinations. If the adviser or subadviser determines, based upon a continuing review of the trading markets for specific
Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit (10% for Money Market Fund) on illiquid investments. This investment practice could have the effect of decreasing the level of liquidity in the fund if sufficient numbers of qualified institutional buyers are not interested in purchasing these restricted securities.

Other investment companies. (All funds) Each fund may invest in shares of other investment companies to the extent permitted by the 1940 Act. With certain exceptions, the 1940 Act: (a) prohibits a fund, together with any companies controlled by the fund, from acquiring more than 3% of the total outstanding securities of any other investment company, and (b) prohibits a fund from investing more than 5% of its total assets in any one investment company and more than 10% of its total assets in the securities of other investment companies in the aggregate.

Financial services sector. During normal market conditions Davis Financial Fund invests a significant portion of its assets in obligations of domestic and foreign companies in the financial services sector. Companies in this sector include U.S. and foreign commercial and industrial banking and savings institutions (including their parent holding companies), commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies (including multi-line, property, casualty and life insurance companies) and insurance holding companies. As a result of these investments, the Davis Financial Fund's portfolio is particularly vulnerable to events affecting those sectors, including the risks associated with regulatory developments in or related to such industries.

Banking industry. Commercial banks (including "money center," regional and community banks), savings and loan associations, and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy), and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Broadening bank powers, including the ability to engage in multi-state operations while permitting diversification of operations, also could expose banks to well-established competitors in new areas of operations. The broadening of regional and national interstate powers and the aggressive expansion of larger publicly held foreign banks may result in increased competition and a decline in the number of publicly traded regional banks.

Financial services industry. Many of the investment considerations discussed in connection with banks and savings associations also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings), and failures of reinsurance carriers.

Other considerations. Regulations of the Securities and Exchange Commission limit investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business. The Competitive Equality Banking Act of 1987 requires that with respect to at least 75% of the total assets of any fund investing in bank securities, no more than 5% of total assets may be invested in a single issuer.


Exchange-traded funds ("ETFs"). (All funds except Money Market Fund) A fund may invest in ETFs. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that hold portfolios of common stocks which track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. Broad-based ETFs track a broad group of stocks from different industries and market sectors. HOLDRS (HOLding company Depositary ReceiptS) are securities that represent an investor's ownership in the common stock of specified companies in a particular industry, sector or group. International ETFs track a group of stocks from a specific country.

Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. ETF shareholders are subject to the same risks as holders of diversified stock portfolios. ETFs are subject to certain risks, including (1) the risk that their prices may not correlate perfectly with changes in the underlying index; and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based.

Certain funds may invest in Standard & Poor's Depositary Receipt Shares (SPDRs). SPDRs are shares of a publicly-traded unit investment trust that owns the stocks in the S&P 500 Index in approximately the same proportions as represented in the S&P 500 Index. SPDRs trade on the American Stock Exchange (AMEX) at approximately 0.1 (or 1/10) of the value of the S&P 500 Index. Because of the structural features of SPDRs, the adviser believes that the movement of SPDRs share prices should closely track the movement of the S&P 500 Index. The SPDRs program bears the operational expenses, which are deducted from the dividends paid to SPDRs investors. To the extent that a fund invests in SPDRs, the fund must bear these expenses in addition to the expenses of its own operation. In addition, the issuer of SPDRs is not obligated to redeem SPDRs representing more than 1% of the issuer's total outstanding securities during any period of less than 30 days.

Forward commitment and when-issued securities. (All funds) "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A fund will engage in when-issued purchases of securities in order to obtain what is considered to be an advantageous price and yield at the time of purchase. In when-issued transactions, frequently no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the fund contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the other party to consummate the transaction. The failure of the issuer or other party to consummate the transaction may result in the fund's losing the opportunity to obtain an advantageous price. The purchase of securities on a forward commitment or when-issued basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a forward commitment or when-issued basis, the fund will segregate cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Options on securities and securities indices. (All funds except Money Market
Fund) A fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on securities exchanges or traded in the over-the-counter market. A fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing covered options. A call option on securities written by a fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a fund obligates the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by a fund are covered. A written call option or put option may be covered by (i) segregating cash or liquid securities with a value at least equal to a fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

A fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as "closing purchase transactions."

Purchasing options. A fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. A fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's portfolio securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the fund's portfolio securities.

A fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks associated with options transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures contracts and options on futures contracts. (All funds except Money Market Fund) To seek to increase total return or hedge against changes in interest rates or securities prices, a fund may purchase and sell futures contracts, and purchase and write call and put options on these futures contracts. A fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and other strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a fund proposes to acquire. When interest rates are rising or securities prices are falling, a fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

A fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities.

If, in the opinion of the adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of these futures contracts, the adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on futures contracts. A fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a fund intends to purchase. However, the fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.


Other considerations. A fund will engage in futures and related options transactions only in accordance with DVTC regulations, which permit principals of a company registered under the 1940 Act to engage in such transactions without registering as commodity pool operations pursuant to an exemption. To the extent that a fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the fund owns or futures contracts will be purchased to protect the fund against an increase in the price of securities it intends to purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities, require the fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the fund from closing out positions and limiting its losses.

Foreign currency transactions. (All funds except Money Market Fund) A fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. A fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A fund may elect to hedge less than all of its foreign portfolio positions if deemed appropriate by the adviser.

If a fund purchases a forward contract or sells a forward contract for non-hedging purposes, it will segregate cash or liquid securities, of any type or maturity, in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. The segregated assets will be valued at market daily and if the value of the segregated securities declines, additional cash or securities will be segregated so that the value of the account will be equal to the amount of the fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to a fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the fund would not have to exercise its put option. Likewise, if a fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the fund would not have to exercise its call. Instead, the fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special risks associated with foreign currency options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a fund will not purchase or write such options unless and until, in the opinion of the adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign currency futures transactions. By using foreign currency futures contracts and options on such contracts, the fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

A foreign currency futures contract sale creates an obligation by the fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the fund is immediately paid the difference and realizes a gain, and if the price of the sale is less than the price of the offsetting purchase, the fund pays the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the fund realizes a gain, and if the offsetting sale price is less than the purchase price, the fund realizes a loss.

Special risks associated with foreign currency futures contracts and related options. Buyers and sellers of foreign currency futures contracts and related options are subject to the same risks that apply to the use of futures generally. In addition, the risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above.

Swaps, caps, floors and collars. (Investment Grade Bond Fund, Real Estate Fund, Alger Growth Fund, Alger Income & Growth Fund and Alger Small Capitalization
Fund) As one way of managing its exposure to different types of investments, a fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. A fund will maintain in a segregated account, cash or liquid securities equal to the net amount, if any, of the excess of the fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.


Credit Derivatives. (Investment Grade Bond Fund) A fund may use credit derivatives to provide comparable exposure to fixed income securities that might not be available in the primary market. Credit derivatives include default risk derivatives and market spread derivatives. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options, and structured securities, each of which is described in more detail above. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio securities transactions. A fund may value credit derivatives at fair value more frequently than other types of portfolio holdings either because market quotations are not available or the adviser believes that available market quotations do not accurately represent the credit derivatives' actual value.


Temporary investments. (All funds except Money Market Fund) For temporary and defensive purposes, a fund may invest up to 100% of its total assets in investment grade short-term fixed-income securities, including short-term U.S. government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating rate notes, and repurchase agreements. A fund may also hold significant amounts of its assets in cash. Money Market Fund will not take a defensive position because it invests exclusively in investment grade money market securities.

Lending of securities. (All funds except Money Market Fund) A fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is secured by cash, U.S. government securities or other collateral according to applicable regulatory requirements. A fund may reinvest any cash collateral in short-term securities and money market funds. When a fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, a fund may incur a loss or, in the event of the borrower's bankruptcy, may be delayed in or prevented from liquidating the collateral. A fund may not lend portfolio securities having a total value exceeding one-third of its total assets.

Short-term trading and portfolio turnover. (All funds except Money Market Fund) Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage costs that must be borne directly by the fund and thus indirectly by the shareholders, reducing the shareholder's return.

Investment Restrictions. Each fund has adopted fundamental investment restrictions. These restrictions cannot be changed unless the change is approved by the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the affected fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected fund.

These fundamental restrictions provide that a fund may not:

1. Invest 25% or more of its total assets in securities of issuers in any one industry, except that Real Estate Fund invests 25% or more of its total assets in the real estate group of industries. The United States government, its agencies or instrumentalities are not considered industries for purposes of this restriction.

2. Borrow money or issue senior securities except to the extent permitted by the 1940 Act.

3. Make loans of securities to other persons, except loans of securities not exceeding one-third of the fund's total assets, investments in debt obligations and transactions in repurchase agreements.

4. Underwrite securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling portfolio securities.

5. Purchase, sell or invest in real estate, but each fund subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of such securities.

6. Invest in commodities or commodity futures contracts, excluding transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions, as permitted by the fund's prospectus and this statement of additional information.

7. Make investments that are inconsistent with the status of each fund (except Real Estate Fund and Select Equity Fund) as diversified funds.

The 1940 Act currently prohibits the funds from issuing senior securities or borrowing money, except that each fund, with the exception of Money Market Fund, may borrow from banks or pursuant to reverse repurchase agreements in an amount not exceeding one-third of total assets (including the amount borrowed). Each fund is required to reduce the amount of its borrowings to not more than one-third of total assets within three days after such borrowings first exceed this one-third limitation.

Additional investment restrictions adopted by the funds, which may be changed by the trustees, provide that a fund may not:

1. (a) Investment Grade Bond Fund, Davis Financial Fund, Davis Venture Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Value Fund, Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, Value Small Cap Fund, Blue Chip Mid Cap Fund and Investors Foundation Fund. With respect to 75% of the fund's assets, invest more than 5% of the fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (1) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (2) securities of other investment companies.

     (b) Money Market Fund Only. Except with respect to investments in obligations of (a) the U.S. government, its agencies, authorities or instrumentalities and (b) domestic banks, purchase any security if, as a result
(i) more than 5% of its assets would be invested in the securities of any one issuer, or (ii) more than 25% of its assets would be invested in a particular industry.

2. Invest more than 15% (10% for Money Market Fund) of its net assets (taken at market value at the time of purchase) in illiquid securities.

3.   Make investments for the purpose of exercising control or management.

4.   Invest in other investment companies except as permitted under the 1940
Act.

THE FUNDS' MANAGEMENT

Trustees and Officers. Each fund's business is managed by the trustees. The trustees elect each fund's officers who are responsible for the day-to-day operations of the fund and who execute the investment policies approved by the trustees. Several of the funds' trustees and officers are also directors and officers of the adviser and Sun Life Assurance Company of Canada (U.S.) or Sun Life Assurance Company of Canada, each of which is a wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. ("Sun Life Financial"). During the fiscal year ended December 31, 2003, the board of trustees held six meetings. Each trustee attended 100% of the meetings.

The table below provides more information about the funds' trustees and officers.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                     Term of                                        Portfolios in
                                    Office and                                       Fund Complex
     Name, Address, Age and         Length of          Principal occupation(s)       Overseen by         Other Trusteeships/
   Position(s) with the Trust     Time Served/1/        during past 5 years            Trustee      Directorships Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Graham E. Jones                        Since      Senior Vice President, BGK             18        Trustee, Weiss, Peck & Greer
330 Garfield Street                October 1998   Properties, Inc. (real estate),                  Funds (8 mutual funds) since
Santa Fe, NM 87501                                since 1994.                                      1985, Trustee, Scudder Funds
Age: 71                                                                                            (New York) Board (65 mutual
Trustee                                                                                            funds) since 1993
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Anthony C. Paddock                    Since       Managing Director, Empire              18
350 Fifth Street, Suite 5513       October 1998   Valuation Consultants, Inc.,
New York, NY 10118                                since 1996. President, AC
Age: 68                                           Paddock & Associates
Trustee                                           (consulting), since 1996.
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William N. Searcy, Jr.                Since       Pension and savings trust              18        Trustee, Scudder Funds (New
4411 133/rd/ St. Ct. NW            October 1998   officer, Sprint Corp., since                     York) Board (65 mutual funds)
Gig Harbor, WA 98332                              1989.                                            since 1993
Age: 57
Trustee
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                     Term of                                        Portfolios in
                                    Office and                                       Fund Complex
     Name, Address, Age and         Length of          Principal occupation(s)       Overseen by         Other Trusteeships/
   Position(s) with the Trust     Time Served/1/        during past 5 years            Trustee      Directorships Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                     Term of                                        Portfolios in
                                    Office and                                       Fund Complex
     Name, Address, Age and         Length of          Principal occupation(s)       Overseen by         Other Trusteeships/
   Position(s) with the Trust     Time Served/1/        during past 5 years            Trustee      Directorships Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
C. James Prieur*                      Since       President and Chief Operating          18        Chairman, McLean Budden
150 King Street West 6/th/ Floor    July 1998     Officer, Sun Life Assurance                      Limited since 2000, Chairman,
Toronto, Ontario M5H 1J9                          Company of Canada. Chairman,                     Sun Life of Canada U.K.
Age: 53                                           since 1998, and Director, Sun                    Holdings PLC since 2002,
Chairman, Executive Vice                          Capital Advisers, Inc. since                     Chairman, Sun Life Assurance
President and Trustee                             1992. Associated with Sun Life                   Company of Canada (UK) Limited
                                                  Financial since 1979.                            since 2002, Director, Sun Life
                                                                                                   Assurance Company of Canada
                                                                                                   (U.S.) since 1998, Director,
                                                                                                   Sun Life Assurance Company of
                                                                                                   Canada - U.S. Operations
                                                                                                   Holdings, Inc. since 1997,
                                                                                                   Director, Sun Life of Canada
                                                                                                   (U.S.) Financial Services
                                                                                                   Holdings, Inc. since 2000,
                                                                                                   Director, Sun Life of Canada
                                                                                                   (U.S.) Holdings, Inc. since
                                                                                                   1997, Director, Sun Life
                                                                                                   (India) AMC Investments Inc.
                                                                                                   since 1999, Director, Sun Life
                                                                                                   (India) Distribution
                                                                                                   Investments Inc. since 1999,
                                                                                                   Director, Sun
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---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                     Term of                                        Portfolios in
                                    Office and                                       Fund Complex
     Name, Address, Age and         Length of          Principal occupation(s)       Overseen by         Other Trusteeships/
   Position(s) with the Trust     Time Served/1/        during past 5 years            Trustee      Directorships Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Life (India) Securities
                                                                                                   Investments Inc. since 1999,
                                                                                                   Director, Sun Life Information
                                                                                                   Services Ireland Limited since
                                                                                                   1999, Chairman, Sun Life
                                                                                                   Insurance and Annuity Company
                                                                                                   of New York since 2003,
                                                                                                   Director, Massachusetts
                                                                                                   Financial Services Company
                                                                                                   since 1999, Chairman,
                                                                                                   Massachusetts Financial
                                                                                                   Services Compass Funds since
                                                                                                   2001, Director, Sun Life
                                                                                                   Financial (Japan), Inc. Since
                                                                                                   2000, Director, Sun Life
                                                                                                   Financial Services of Canada
                                                                                                   since 2000, Director, Sun Life
                                                                                                   Assurance Company of Canada
                                                                                                   since 2000, Director, Sun Life
                                                                                                   Financial (Bermuda) Holdings,
                                                                                                   Inc. since 2002, Chairman,
                                                                                                   Independent Life & Annuity
                                                                                                   Company since 2003, Director,
                                                                                                   Sun Life Financial (U.S.)
                                                                                                   Investments LLC since 2001,
                                                                                                   Director, Sun Life Financial
                                                                                                   (U.S.) Holdings Inc. since
                                                                                                   2001, Director, Sun Life
                                                                                                   Financial (India) Insurance
                                                                                                   Investments Inc. since 2000,
                                                                                                   Director, Sun Life Inversiones
                                                                                                   S.A. since 2000, Director, Sun
                                                                                                   Life Financial Investments
                                                                                                   (Bermuda) Ltd. since 2003,
                                                                                                   Director, Sun Life Financial,
                                                                                                   Inc. since 2002, Director,
                                                                                                   Newton Wellesley Hospital
                                                                                                   Since 1999, Director, Canadian
                                                                                                   Opera Company Since 1999,
                                                                                                   Director, LIMRA International
                                                                                                   Since 2001
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James M.A. Anderson*                   Since      Vice President, Investments,           18        Director, Sun Capital
One Sun Life Executive Park        October 1998   Sun Life Assurance Company of                    Advisers, Inc. since 1998,
Wellesley Hills, MA 02481                         Canada (U.S.). Chief Investment                  Director, Director, Sun
Age: 54                                           Officer since 2000, and                          Benefit Services Company,
President, Chief Executive                        President and Director, Sun                      Inc. since 1998, Director,
Officer and Trustee                               Capital Advisers, Inc., since                    Clarendon Insurance Agency
                                                  1998. Associated with Sun Life                   Inc. since 1998, Director,
                                                  Financial since 1970.                            Sun Life of Canada (U.S.)
                                                                                                   Holdings, Inc. since 1997,
                                                                                                   Director, Sun Life Assurance
                                                                                                   Company of Canada (U.S.)
                                                                                                   Operations Holdings, Inc.
                                                                                                   since 1997, Director, Sun
                                                                                                   Life of Canada (U.S.)
                                                                                                   Holdings General Partner,
                                                                                                   Inc. since 1998, Director,
                                                                                                   Sun Canada Financial Co.
                                                                                                   since 1997, Director,
                                                                                                   Sunesco Insurance Agency,
                                                                                                   Inc. since 1999, Director,
                                                                                                   Sun Life Financial (Japan),
                                                                                                   Inc. since 2000,
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                                                                                      Number of
                                     Term of                                        Portfolios in
                                    Office and                                       Fund Complex
     Name, Address, Age and         Length of          Principal occupation(s)       Overseen by         Other Trusteeships/
   Position(s) with the Trust     Time Served/1/        during past 5 years            Trustee     Directorships Held by Trustee
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                                                                                                   Director, Sun Life Financial
                                                                                                   (U.S.) Finance, Inc. since
                                                                                                   2001, Director, Sun Life
                                                                                                   Financial (U.S.) Holdings,
                                                                                                   Inc. since 2001, Director, Sun
                                                                                                   Life Financial (Bermuda)
                                                                                                   Holdings, Inc. since 2002,
                                                                                                   Director, Presidio Apartments
                                                                                                   LLC since 2003, Director, Sun
                                                                                                   Life of Canada (U.S.) SPE
                                                                                                   97-I, Inc. since 2003.
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                                                                                      Number of
                                     Term of                                        Portfolios in
                                    Office and                                       Fund Complex
     Name, Address, Age and         Length of          Principal occupation(s)       Overseen by         Other Trusteeships/
   Position(s) with the Trust     Time Served/1/        during past 5 years            Trustee     Directorships Held by Trustee
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James F. Alban*                        Since      Assistant Vice President, Sun         N/A                     N/A
One Sun Life Executive Park        October 1998   Life Assurance Company of
Wellesley Hills, MA 02481                         Canada (U.S.). Senior Vice
Age: 42                           Serves at the   President and Chief Financial
Chief Financial Officer and       discretion of   Officer, Sun Capital Advisers,
Treasurer                          the Trustees   Inc. since 2000. Assistant Vice
                                                  President, Sun Capital
                                                  Advisers, Inc., 1998-2000.
                                                  Associated with Sun Life
                                                  Financial since 1998.
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Richard Gordon, CFA*                   Since      Vice President, U.S. Public           N/A                     N/A
One Sun Life Executive Park        October 1998   Bonds, Sun Life Assurance
Wellesley Hills, MA 02481                         Company of Canada (U.S.).
Age: 58                           Serves at the   Senior Vice President, Sun
Vice President                    discretion of   Capital Advisers, Inc. since
                                   the Trustees   2000. Vice president, Sun
                                                  Capital Advisers, Inc.,
                                                  1992-2000. Associated with Sun
                                                  Life Financial since 1968.
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John W. Donovan*                      Since       Assistant Vice President, Sun         N/A                     N/A
One Sun Life Executive Park        August 2002    Life Assurance Company of
Wellesley Hills, MA 02481                         Canada (U.S.). Senior Vice
Age: 39                           Serves at the   President, Sun Capital
Vice President                    discretion of   Advisers, Inc. since 2003.
                                   the Trustees   Associated with Sun Life
                                                  Financial since 2001. Prior to
                                                  that, Vice President and Senior
                                                  Bond Trader at Back Bay
                                                  Advisors.
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                                                                                      Number of
                                     Term of                                        Portfolios in
                                    Office and                                       Fund Complex
     Name, Address, Age and         Length of          Principal occupation(s)       Overseen by         Other Trusteeships/
   Position(s) with the Trust     Time Served/1/        during past 5 years            Trustee     Directorships Held by Trustee
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Evan S. Moskovit*                      Since      Assistant Vice President, Sun         N/A                     N/A
One Sun Life Executive Park        August 2002    Life Assurance Company of
Wellesley Hills, MA 02481                         Canada (U.S.). Senior Vice
Age: 38                           Serves at the   President, Sun Capital
Vice President                    discretion of   Advisers, Inc. since 2002.
                                   the Trustees   Associated with Sun Life
                                                  Financial since 1989.
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Thomas V. Pedulla*                    Since       Vice President, Real Estate,          N/A                     N/A
One Sun Life Executive Park       February, 2003  Sun Life Assurance Company of
Wellesley Hills, MA 02481                         Canada (U.S.). Senior Vice
Age: 37                           Serves at the   President, Sun Capital
Vice President                    discretion of   Advisers, Inc. since 2000.
                                   the Trustees   Associated with Sun Life
                                                  Financial since 1991.
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Leo D. Saraceno*                     Since        Assistant Vice President,             N/A                     N/A
One Sun Life Executive Park       November, 2001  Equities, Sun Life Assurance
Wellesley Hills, MA 02481                         Company of Canada (U.S.).
Age: 41                           Serves at the   Senior Vice President, Sun
Vice President                    discretion of   Capital Advisers, Inc. since
                                   the Trustees   2001. Associated with Sun Life
                                                  Financial since 1986.
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Michael A. Savage*                    Since       Assistant Vice President, Sun         N/A                    N/A
One Sun Life Executive Park        August 2002    Life Assurance Company of
Wellesley Hills, MA 02481                         Canada (U.S.). Senior Vice
Age: 39                           Serves at the   President of Sun Capital
Vice President                    discretion of   Advisers, Inc. since 2003.
                                   the Trustees   Associated with Sun Life
                                                  Financial since 1993.
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Maura A. Murphy, Esq.*                 Since      Senior Counsel, Sun Life              N/A                     N/A
One Sun Life Executive Park       October 1998    Assurance Company of Canada
Wellesley Hills, MA 02481                         (U.S.). Senior Vice President
Age: 44                           Serves at the   and Chief Counsel, since 2000,
Secretary                         discretion of   and Secretary since 1998, Sun
                                   the Trustees   Capital Advisers, Inc.
                                                  Associated with Sun Life
                                                  Financial since 1998.
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* An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act as a result of such person's employment with Sun Capital or its affiliates.

/1/ A Trustee serves until his successor is elected or the trust terminates; except that: (a) any trustee may resign by delivering to the other trustees or to any trust officer a written resignation, (b) any trustee may be removed with or without cause by a written instrument signed by at least a majority of the then trustees, specifying the effective date of removal, (c) any trustee who requests to be retired, or who is declared bankrupt or has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other trustees, specifying the effective date of retirement, (d) the mandatory retirement age for any trustee that is not an interested person of the trust shall be 72 years of age and the effective date of such mandatory retirement shall be December 31 of the calendar year during which such trustee turned 72 years of age, and (e) any trustee may be removed by at least a two-thirds vote of the outstanding shares of shareholders at any meeting of the shareholders.

The board of trustees has established a Committee of Independent Trustees, consisting of three members, including a Chairman of the Committee. The members of the Committee of Independent Trustees are Messrs. William N. Searcy, Jr. (Chairman), Graham E. Jones, and Anthony C. Paddock (the "Independent Trustees"). The functions performed by the Committee of Independent Trustees are to oversee the integrity of the trust's accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Committee of Independent Trustees also monitors the independence and performance of the trust's independent auditors and provides an open avenue of communication among the independent auditors, trust management and the board of trustees. The Committee of Independent Trustees held four meetings during the fiscal year ended December 31, 2003.

The board of trustees has also established a Valuation Committee consisting of five members, including all of the Independent Trustees. The Valuation Committee members are Messrs. James M. A. Anderson, Graham E. Jones, William N. Searcy, Jr., Anthony C. Paddock, and James F. Alban. The function of the Valuation Committee is to determine the value of securities held by the funds in instances where market quotations are not available or are considered unreliable. The Valuation Committee held eleven meetings during the fiscal year ended December 31, 2003.

The board of trustees has also established a Dividend Committee consisting of three members. The Dividend Committee members are James F. Alban, James M.A. Anderson and Susan J. Walsh. The function of the Dividend Committee is to declare dividends necessary to meet federal income and excise tax requirements. The Dividend Committee held two meetings during the fiscal year ended December 31, 2003.

The funds sell their shares exclusively to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. As a result, it should be noted that shares of the funds cannot be purchased directly by individual investors. Set forth in the table below is the dollar range of equity securities held in the funds and the aggregate dollar range of securities in the fund complex beneficially owned by each trustee as of December 31, 2003.

--------------------------------------------------------------------------------
                                                                 Aggregate
                                                              Dollar Range of
                                                             Equity Securities
                                                             in All Registered
                                                            Investment Companies
                                         Dollar Range of        Overseen by
                                        Equity Securities   Trustee in Family of
   Name of Trustee       Name of Fund      in the Fund      Investment Companies
----------------------   ------------   -----------------   --------------------
Graham E. Jones               N/A             None                  None
Anthony C. Paddock            N/A             None                  None
William N. Searcy, Jr.        N/A             None                  None
James M.A. Anderson*          N/A             None                  None
C. James Prieur*              N/A             None                  None
--------------------------------------------------------------------------------

* An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act.


As of March 31, 2004, the trustees and officers of Sun Capital Advisers Trust as a group owned none of the outstanding shares of beneficial interest in each of the funds.

Trustee Compensation. The trust pays the trustees who are not interested persons of the trust or the adviser for their service as trustees. The trustees who are not affiliated as an officer or employee of the adviser or any of its affiliates each receive from the trust an annual fee of $14,000, a $1,500 fee for each trustees meeting attended, a $1,500 fee for each Committee meeting attended, plus reimbursement for out-of-pocket expenses incurred in attending such meetings. The Chairman of the Committee of Independent Trustees receives from the trust an annual retainer of $1,000 for services as Chairman. The following table sets forth the total fees which were paid to the trustees as of the funds' fiscal year ended December 31, 2003. The trustees who are officers or employees of Sun Life Assurance Company of Canada or the adviser are not paid by the trust for their service as trustees.



------------------------------------------------------------------------------
                                        Pension or
                                        Retirement
                         Aggregate      Benefits     Estimated    Total
                         Compensation   Accrued      Annual       Compensation
                         Received       (As Part     Benefits     from the
Name of Independent      From           of Funds'    Upon         Trust and
Trustee                  the Trust      Expenses)    Retirement   Fund Complex
------------------------------------------------------------------------------
Graham E. Jones          $     26,000            0            0   $     26,000
Anthony C. Paddock             27,500            0            0         27,500
William N. Searcy, Jr.         28,500            0            0         28,500
------------------------------------------------------------------------------

Material Relationships of the Independent Trustees. For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the adviser, any subadviser or any of their affiliates acts as investment adviser. For example, the related funds include all of the funds of Sun Capital Advisers Trust.

As of December 31, 2003, none of the independent trustees, nor any of the members of their immediate family, beneficially own any securities issued by the adviser, any subadviser or any other entity in a control relationship to the adviser or any subadviser. During the calendar years of 2002 and 2003, none of the independent trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in the adviser or any subadviser or any other entity in a control relationship to the adviser or any subadviser. During the calendar years 2002 and 2003, none of the independent trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"):
(i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) the adviser or any subadviser; (vi) any affiliate of the adviser or any subadviser; or (vii) an officer of any such affiliate.

During the calendar years 2002 and 2003, none of the independent trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the trust's trustees or officers has any arrangement with any other person pursuant to which the trustee or officer serve in that capacity. During the calendar years 2002 and 2003, none of the independent trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the trust, (ii) an officer of the trust, (iii) a related fund, (iv) an officer of any related fund, (v) Sun Capital Advisers, Inc., or (vi) any other entity in a control relationship to the trust.

Factors Considered by the Independent Trustees in Approving the Investment Advisory Agreement. The 1940 Act requires that each investment advisory agreement between the adviser and the trust on behalf of each fund and each investment subadvisory agreement among the adviser, each subadviser and the trust on behalf of each subadvised fund be approved annually both by the board of trustees and also by a majority of the independent trustees voting separately. The investment advisory and investment subadvisory agreements are referred to individually as an "investment advisory agreement" and collectively as the "investment advisory agreements"

The independent trustees determined that the terms of each investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of each fund. The independent trustees believe that the current investment advisory agreement enables the fund to enjoy high quality investment advisory services at costs which they deem appropriate, reasonable and in the best interests of the trust and its shareholders. In making such determinations, the independent trustees met independently from the interested trustees of the trust and any officers of the adviser or the subadviser and its affiliates. The independent trustees also relied upon the assistance of counsel to the trust.

In evaluating each investment advisory agreement, the independent trustees reviewed materials furnished by the adviser or the relevant subadviser, including information regarding the adviser or the relevant subadviser, its affiliates and personnel, operations and financial condition. The independent trustees discussed with representatives of the adviser or the relevant subadviser the operations of the trust and the capabilities of the adviser or the relevant subadviser to provide advisory and other services to the trust. Among other information, the independent trustees reviewed information regarding: (i) the investment performance of each fund, (ii) the fees charged by the adviser or the relevant subadviser for investment advisory services, (iii) the projected total operating expenses of each fund, (iv) the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers, (v) the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by the Adviser or the relevant subadviser, and (vi) the profitability of the Adviser of managing each fund.

The independent trustees specifically considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of the adviser or the relevant subadviser, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of each fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of the funds since commencement of operations to comparable investment companies and unmanaged indices; and (4) other factors that the independent trustees deemed relevant. The independent trustees deemed each of these factors to be relevant to their consideration of each investment advisory agreement.


The Investment Adviser. Sun Capital Advisers, Inc., the funds' investment adviser, is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The adviser is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), which is an indirect wholly-owned subsidiary of Sun Life Financial Services Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934, with common shares listed on the Toronto, New York, and Philippine stock exchanges. Sun Life Financial and its affiliates currently transact business in Canada, the United States, the United Kingdom, Asia and South America.

The adviser is a Delaware corporation and a registered investment adviser. Each fund will offer its shares to separate accounts that are funding vehicles for variable contracts offered by Sun Life (U.S.) and its affiliates and other insurance companies. It is also expected that the adviser, through certain asset allocation programs offered to holders of variable contracts offered by Sun Life (U.S.) and its affiliates, will have discretion to allocate assets to the funds.

Terms of Advisory Agreements. Each fund has entered into an investment advisory agreement with the adviser which was approved by the fund's trustees. Under the terms of each advisory agreement, the adviser furnishes an investment program for the fund and determines, subject to the overall supervision and review of the trustees, which investments should be purchased, held, sold or exchanged and provides supervision over all aspects of the fund's operations, except those which are delegated to a custodian, transfer agent or other agent. In the case of Alger Growth Fund, Alger Income & Growth Fund and Alger Small Capitalization Fund, the adviser has selected Fred Alger Management, Inc. to serve as subadviser to perform its investment management duties. In the case of Davis Financial Fund and Davis Venture Value Fund, the adviser has engaged Davis Advisors to serve as subadviser to perform its investment management duties. In the case of Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Mid Cap Value Fund, the adviser has engaged Neuberger Berman Management, Inc. to serve as subadviser to perform its investment management duties. In the case of Value Equity Fund, Value Managed Fund, Value Mid Cap Fund and Value Small Cap Fund, the adviser has engaged OpCap Advisors to serve as subadviser to perform its investment management duties. In the case of the Blue Chip Mid Cap Fund, Investors Foundation Fund and Select Equity Fund, the adviser has engaged Wellington Management Company, LLP to serve as subadviser to perform its investment management duties. The adviser may enter into agreements with Sun Life Assurance Company of Canada (U.S.) to utilize the resources and personnel of the company.

Each fund bears the cost of its operations not expressly assumed by the adviser or another service provider. These costs may include, but are not limited to,
(i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the adviser, or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) charges and expenses of auditors; (iii) charges and expenses of any custodian, administrator, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the trust; (iv) issue and transfer taxes chargeable to the trust in connection with securities transactions to which the trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the trust and/or its shares with the Commission, state securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies; (vii) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the trust and the trustees; (ix) if applicable, any distribution fees paid by the trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those trustees of the trust who are not affiliated with or interested persons of the adviser or the trust (other than as trustees); (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

Each of the following funds pays a fee monthly to the adviser for its advisory services based on a stated percentage of its average daily net assets as follows:


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Fund                                       Asset Level                    Fee*
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All Cap Fund                               All                             0.70%
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Investment Grade Bond Fund                 All                             0.60%
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Money Market Fund                          All                             0.50%
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Real Estate Fund                           All                             0.95%
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Alger Growth Fund                          All                             0.75%
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Alger Income & Growth Fund                 All                            0.625%
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Alger Small Capitalization Fund            All                             0.85%
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Davis Financial Fund and                   $0 to $500 million              0.75%
Davis Venture Value Fund                   above $500 million              0.70%
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Neuberger Berman Mid Cap Growth Fund and   $0 to $750 million              0.95%
Neuberger Berman Mid Cap Value Fund        above $750 million              0.90%
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Value Equity Fund                          $0 to $400 million              0.80%
Value Managed Fund                         $400 million to $800 million    0.75%
Value Mid Cap Fund and                     above $800 million              0.70%
Value Small Cap Fund
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Fund                                       Asset Level                    Fee*
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Blue Chip Mid Cap Fund                     $0 to $300 million              0.80%
                                           above $300 million              0.75%
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Investors Foundation Fund and              $0 to $300 million              0.75%
Select Equity Fund                         above $300 million              0.70%
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* The fee applies to both the Initial Class shares and Service Class shares of each fund.


The following table shows the total advisory fee each fund paid to the adviser for the past three fiscal years.


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                                          Fiscal Year    Fiscal Year    Fiscal Year
                                             Ended          Ended          Ended
                                          December 31,   December 31,   December 31,
Fund                                          2003           2002           2001
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All Cap Fund/1/                           $          0   $          0            N/A
Investment Grade Bond Fund                     324,015        533,119   $    232,977
Money Market Fund                              713,192        651,621        353,315
Real Estate Fund                               516,771        273,638        119,717
Alger Growth Fund/2/                                 0              0            N/A
Alger Income & Growth Fund/2/                        0              0            N/A
Alger Small Capitalization Fund/2/                   0              0            N/A
Davis Financial Fund                                 0              0              0
Davis Venture Value Fund                       166,900        146,806        122,631
Neuberger Berman Mid Cap Growth Fund/4/              0              0            N/A
Neuberger Berman Mid Cap Growth Fund/3/              0              0              0
Neuberger Berman Mid Cap Growth Fund/4/              0              0            N/A
Neuberger Berman Mid Cap Value Fund/3/               0              0              0
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                                          Fiscal Year    Fiscal Year    Fiscal Year
                                             Ended          Ended          Ended
                                          December 31,   December 31,   December 31,
Fund                                          2003           2002           2001
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Value Equity Fund                                    0              0              0
Value Managed Fund                                   0              0              0
Value Mid Cap Fund                              27,337         15,276         19,407
Value Small Cap Fund                           387,260        140,948              0
Blue Chip Mid Cap Fund                         413,242        340,469        272,198
Investors Foundation Fund                            0              0              0
Select Equity Fund                                   0              0         34,546
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/1/ Inception date of the fund's Intial Class shares is May 1, 2002. /2/ Inception date of the fund's Intial Class shares is April 1, 2002. /3/ Inception date of the fund's Intial Class shares is May 1, 2001.

From time to time, the adviser may reduce its fee or make other arrangements to limit a fund's expenses to a specified percentage of average daily net assets. The adviser has contractually agreed to limit its advisory fees and to reimburse each fund's non-management expenses until at least May 1, 2005. As a result, the adviser may receive no fees for its services to certain funds because such funds' total expenses exceeded the expense limitation. Each fund's total operating expenses will be capped on an annual basis to the percentage of the fund's average daily net assets set forth below. To the extent that a fund's total expense ratio falls below its expense limit, the adviser reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years.

                                            Contractual Expense
                                                Limitation
Fund                                    in effect until May 1, 2005
------------------------------------   -----------------------------
                                       Initial Class   Service Class
All Cap Fund                                    0.90%           1.15%
Investment Grade Bond Fund                      0.75%           1.00%
Money Market Fund                               0.65%           0.90%
Real Estate Fund                                1.25%           1.50%
Alger Growth Fund                               0.90%           1.15%
Alger Income & Growth Fund                      0.80%           1.05%
Alger Small Capitalization Fund                 1.00%           1.25%
Davis Financial Fund                            0.90%           1.15%
Davis Venture Value Fund                        0.90%           1.15%
Neuberger Berman Mid Cap Growth Fund            1.10%           1.35%
Neuberger Berman Mid Cap Value Fund             1.10%           1.35%
Value Equity Fund                               0.90%           1.15%
Value Managed Fund                              0.90%           1.15%
Value Mid Cap Fund                              1.00%           1.25%
Value Small Cap Fund                            1.00%           1.25%
Blue Chip Mid Cap Fund                          1.00%           1.25%
Investors Foundation Fund                       0.90%           1.15%
Select Equity Fund                              0.90%           1.15%

For the periods ended December 31, 2003, 2002, and 2001, the adviser waived all of the advisory fees due to it for the period, except on the Investment Grade Bond Fund, Money Market Fund, Real Estate Fund, Davis Venture Value Fund, Value Mid Cap Fund, Value Small Cap Fund, Blue Chip Mid Cap Fund and Select Equity Fund. For the period ended December 31, 2003, the adviser waived a portion of its fees on the Investment Grade Bond Fund, Real Estate Fund, Davis Venture Value Fund, Value Mid Cap Fund, Value Small Cap Fund and Blue Chip Mid Cap Fund equal to $89,405, $5,843, $106,512, $109,092, $68,336 and $89,619, respectively.
For the period ended December 31, 2002, the adviser waived a portion of its fees on the Investment Grade Bond Fund, Money Market Fund, Real Estate Fund, Davis Venture Value Fund, Value Mid Cap Fund, Value Small Cap Fund and Blue Chip Mid Cap Fund equal to $57,355, $4,646, $53,641, $105,065, $113,746, $104,311 and
$91,759, respectively. For the period ended December 31, 2001, the adviser waived a portion of its fees on the Investment Grade Bond Fund, Money Market Fund, Real Estate Fund, Davis Venture Value Fund, Value Mid Cap Fund, Blue Chip Mid Cap Fund and Select Equity Fund equal to $117,935, $74,154, $99,105, $129,313, $132,033, $133,879 and $133,701, respectively. Absent these fee waivers, the advisory fees for the past three fiscal years would have been as shown in the following table:

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                                          Fiscal Year    Fiscal Year    Fiscal Year
                                             Ended          Ended          Ended
                                          December 31,   December 31,   December 31,
Fund (Initial Class)/1/                       2003           2002           2001
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All Cap Fund/2/                           $     18,832   $      7,809            N/A
Investment Grade Bond Fund                     413,420        590,475   $    350,912
Money Market Fund                              713,192        656,267        427,469
Real Estate Fund                               522,614        327,279        218,822
Alger Growth Fund/3/                            67,988         26,742            N/A
Alger Income & Growth Fund/3/                   43,660         18,982            N/A
Alger Small Capitalization Fund/3/              39,832         16,289            N/A
Davis Financial Fund                            58,043         70,629         53,497
Davis Venture Value Fund                       273,412        251,871        251,944
Neuberger Berman Mid Cap Growth Fund/4/         48,705         41,652         19,788
Neuberger Berman Mid Cap Value Fund/4/          74,063         51,546         15,452
Value Equity Fun                                57,525         54,511         38,033
Value Managed Fund                              37,842         36,616         29,392
Value Mid Cap Fund                             136,429        129,022        151,440
Value Small Cap Fund                           455,596        245,259        102,828
Blue Chip Mid Cap Fund                         502,861        432,228        406,077
Investors Foundation Fund                       48,527         49,059         47,034
Select Equity Fund                              69,552         72,564        168,247
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/1/ The funds did not begin offering Service Class shares until February 1, 2004, so that there were no advisory fees paid by the Service Class during the fiscal year ended December 31, 2003.
/2/  Inception date of the fund's Initial Class shares is May 1, 2002.
/3/  Inception date of the fund's Initial Class shares is April 1, 2002.
/4/  Inception date of the fund's Initial Class shares is May 1, 2001.


Pursuant to the advisory agreements, the adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the funds in connection with the matters to which its respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable agreement.

Under each advisory agreement, each fund may use the name "Sun Capital" or any name derived from or similar to this name only for as long as the advisory agreement or any extension, renewal or amendment of the agreement remains in effect. If a fund's advisory agreement is no longer in effect, the fund will cease to use such name or any other name indicating that it is advised by or otherwise connected with the adviser. In addition, the adviser may grant the non-exclusive right to use the name "Sun Capital" or any similar name to any other corporation or entity, including but not limited to any investment company of which any Sun Life Financial subsidiary, any affiliate of the company or any successor to the business of the company is the investment adviser.

After an initial two-year period, each advisory agreement will continue in effect from year to year for each fund if approved by either the vote of the fund's shareholders (if a shareholder vote is required) or the trustees, including a vote of a majority of the trustees who are not parties to the agreement or "interested persons" of any such party, cast at a meeting called for such purposes. Each advisory agreement may be terminated on 60 days' written notice by any party or by a vote of a majority of the outstanding voting securities of the affected fund and will terminate automatically if assigned.

The Subadvisers. The trust and the adviser have engaged the services of Alger Management, in the case of Alger Growth Fund, Alger Income & Growth Fund, and Alger Small Capitalization Fund; Davis Advisors, in the case of Davis Financial Fund and Davis Venture Value Fund; Neuberger Berman Management Inc., in the case of Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Mid Cap Value Fund; OpCap Advisors, in the case of Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund; and Wellington Management Company, LLP, in the case of Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund to assist with the portfolio management of each fund. Additional information about each Subadviser is set forth in the prospectus.

Alger Management is a privately held New York corporation and a registered investment adviser.

Davis Selected Advisers, L.P. (dba "Davis Advisors") is a Colorado limited partnership and a registered investment adviser.

Neuberger Berman Management Inc. is a wholly owned subsidiary of Lehman Brothers Holdings Inc., a publicly traded company listed on the New York Stock Exchange.


OpCap Advisors is a wholly-owned subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $22.5 billion of assets under management as of December 31, 2003. Each firm is a registered investment advisor. Oppenheimer Capital is wholly-owned by Allianz Dresdner Asset Management U.S. Equities LLC, a subsidiary of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.). Allianz AG has majority ownership of, and controls, Allianz Dresdner Asset Management of America L.P. and its subsidiaries. Allianz AG is the world's second largest insurance companyand a leading provider of financial services, particularly in Europe, and is represented in more than 70 countries worldwide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $700 billion.


Wellington Management Company, LLP is a Massachusetts limited liability partnership and a federally registered investment adviser.

Terms of Subadvisory Agreements. Each Subadviser has entered into a subadvisory agreement with the adviser and the trust on behalf of each respective Subadvised Fund. Each Subadviser is responsible for providing each Subadvised Fund with advice concerning the investment management of that fund's portfolio. This advice must be consistent with the investment objectives and policies of the Subadvised Fund. Each Subadviser determines what securities shall be purchased, sold or held for the Subadvised Fund and what portion of the fund's assets are held uninvested.

The adviser pays each Subadviser out of its own resources; none of the Subadvised Funds has an obligation to pay the Subadviser. Each Subadviser's subadvisory fee rate is based on a stated percentage of each Subadvised Fund's average daily net assets as follows:


----------------------------------------------------------------------
           Fund                          Asset Level              Fee*
----------------------------------------------------------------------
Alger Growth Fund            $0 to $100 million                   .400%
                             above $100 million to $250 million   .375%
                             above $250 million to $500 million   .350%
                             above $500 million                   .325%
----------------------------------------------------------------------
Alger Income & Growth Fund   $0 to $100 million                   .300%
                             above $100 million to $250 million   .275%
                             above $250 million to $500 million   .250%
                             above $500 million                   .225%
----------------------------------------------------------------------

----------------------------------------------------------------------
           Fund                          Asset Level              Fee*
----------------------------------------------------------------------
Alger Small Capitalization   $0 to $100 million                   .500%
Fund                         above $100 million to $250 million   .475%
                             above $250 million to $500 million   .450%
                             above $500 million                   .425%
----------------------------------------------------------------------

----------------------------------------------------------------------
           Fund                          Asset Level              Fee*
----------------------------------------------------------------------
Davis Financial Fund and     $0 to $100 million                   .450%
Davis Venture Value Fund     $100 to $500 million                 .400%
                             above $500 million                   .350%
----------------------------------------------------------------------
Neuberger Berman Mid Cap     $0 to $100 million                   .500%
Growth Fund and Neuberger    above $100 million to $250 million   .475%
Berman Mid Cap Value Fund    above $250 million to $500 million   .450%
                             above $500 million to $750 million   .425%
                             above $750 million                   .400%
----------------------------------------------------------------------
Value Equity Fund            $0 to $1 billion                     .400%
Value Managed Fund           above $1 billion                     .300%
Value Mid Cap Fund and
Value Small Cap Fund
----------------------------------------------------------------------
Blue Chip Mid Cap Fund       $0 to $50 million                    .550%
                             above $50 million to $200 million    .450%
                             above $200 million to $500 million   .400%
                             above $500 million                   .350%
----------------------------------------------------------------------
Investors Foundation Fund    $0 to $50 million                    .500%
and Select Equity Fund       above $50 million to $200 million    .350%
                             above $200 million to $500 million   .300%
                             above $500 million                   .250%
----------------------------------------------------------------------

     * The fee applies to both the Initial Class shares and Service Class shares of each fund.

The following table shows the total subadvisory fees paid by the adviser on behalf of each fund's Initial Class to its Subadviser for the past three fiscal years.

--------------------------------------------------------------------------------
Fund (Initial Class)/1/           Fiscal Year      Fiscal Year      Fiscal Year
                                Ended December   Ended December   Ended December
                                   31, 2003         31, 2002         31, 2001
--------------------------------------------------------------------------------
Alger Growth Fund/2/            $       36,260   $       14,134         N/A
--------------------------------------------------------------------------------
Alger Income & Growth Fund/2/           20,957            9,050         N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund (Initial Class)/1/           Fiscal Year      Fiscal Year      Fiscal Year
                                Ended December   Ended December   Ended December
                                   31, 2003         31, 2002         31, 2001
--------------------------------------------------------------------------------
Alger Small Capitalization
Fund/2/                                 23,430            9,542         N/A
Davis Financial Fund                    34,826           42,387   $       32,071
Davis Venture Value Fund               164,047          151,060          151,040
Neuberger Berman Mid Cap
Growth  Fund/3/                         25,634           21,794           10,409
Neuberger Berman Mid Cap
Value Fund/3/                           38,980           27,097            8,132
Value Equity Fund                       28,762           27,222           19,001
Value Managed Fund                      18,921           18,289           14,688
Value Mid Cap Fund                      68,214           64,484           75,719
Value Small Cap Fund                   227,798          122,619           51,441
Blue Chip Mid Cap Fund                 332,859          292,890          275,856
Investors Foundation Fund               32,351           32,678           31,328
Select Equity Fund                      46,368           48,325          112,010
--------------------------------------------------------------------------------

     /1/ The funds did not begin offering Service Class shares until February 1, 2004, so that there were no subadvisory fees paid by the Service Class during the fiscal year ended December 31, 2003.

     /2/ Inception date of the fund is April 1, 2002.

     /3/ Inception date of the fund is May 1, 2001.

Each Subadviser is responsible for bearing its own costs of providing services to each Subadvised Fund. Each Subadviser will not be responsible for (i) the Subadvised Fund's legal, auditing and accounting expenses; (ii) expenses of maintenance of the Subadvised Fund's books and records, including computation of the Subadvised Fund's daily net asset value per share and dividends; (iii) interest, taxes, governmental fees and membership dues incurred by the Subadvised Fund; (iv) fees of the Subadvised Fund's custodians, transfer agents, registrars or other agents; (v) expenses of preparing the Subadvised Fund's share certificates; (vi) expenses relating to the redemption or repurchase of the Subadvised Fund's shares; (vii) expenses of registering and qualifying the Subadvised Fund's shares for sale under applicable federal and state laws;
(viii) expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Subadvised Fund investors (except that each Subadviser will be responsible for costs associated with supplements to such documents and regulatory filing requirements necessitated by a change of control of the Subadviser or any change in the portfolio manager or managers assigned by the Subadviser to manage the Subadvised Fund); (ix) cost of Subadvised Fund stationery; (x) costs of trustee, shareholder and other meetings of the trust or the Subadvised Fund (except that each Subadviser will be responsible for costs necessitated by any change of control of the Subadviser);
(xi) traveling expenses of officers, trustees and employees of the trust or the Subadvised Fund; (xii) fees of the trust's trustees and salaries of any officers or employees of the trust or the Subadvised Fund; and (xiii) the Subadvised Fund's pro rata portion of premiums on any fidelity bond and other insurance covering the trust or the Subadvised Fund and their officers and trustees.

Each Subadviser is responsible for making specific decisions to buy and sell securities for each Subadvised Fund. Each Subadviser is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges.

Pursuant to each subadvisory agreement, each Subadviser is not liable for any loss sustained by reason of the adoption of any investment policy or for any security transaction based on the Subadviser's good faith recommendation. Except under each agreement with Neuberger Berman Management, Inc., each Subadviser will be liable for losses due to (a) the Subadviser's causing the Subadvised Fund to violate any federal or state law, rule or regulation or any Subadvised Fund's investment policy or restriction, (b) the Subadviser's causing the Subadvised Fund to fail the diversification requirements of the Internal Revenue Code, or (c) the Subadviser's willful misfeasance, bad faith or negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the subadvisory agreement.

Each subadvisory agreement, except for each agreement with Neuberger Berman Management Inc., provides that the Subadviser will indemnify and hold harmless the adviser, its affiliated persons and the Subadvised Fund (collectively, the "Indemnified Persons") to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by any Indemnified Person to the extent resulting, in whole or in part, from any of the Subadviser's acts or omissions specified in (a), (b) or
(c) above, any breach of any duty or warranty thereunder of the Subadviser or any inaccuracy of any representation of the Subadviser made thereunder, provided, however, that nothing contained therein will provide indemnity to any Indemnified Person for liability resulting from its own willful misfeasance, bad faith, or negligence in the performance of its duties or reckless disregard of such duties.

Each subadvisory agreement with Neuberger Berman Management Inc. (the "Subadviser") provides that the adviser shall indemnify the Subadviser against any loss resulting from (a) the adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties or the reckless disregard of its obligations or duties under the subadvisory agreement and (b) the adviser's breach of any duty or warranty under the agreement or any inaccurate representation. However, the subadvisory agreement does not indemnify the Subadviser from liability for its own willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of such duties. The Subadviser will indemnify and hold harmless the adviser, its affiliated persons and the subadvised funds (collectively, the "Indemnified Persons") to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by any Indemnified Person to the extent resulting, in whole or in part, from any of the Subadviser's acts or omissions specified in the subadvisory agreement, any breach of any duty or warranty hereunder of the Subadviser or any inaccuracy of any representation of the Subadviser made thereunder, provided, however, that nothing therein contained will provide indemnity to any Indemnified Person for liability resulting from its own willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of such duties.

Each subadvisory agreement will continue in effect from year to year for each Subadvised Fund if approved by either the vote of the Subadvised Fund's shareholders (if a shareholder vote is required) or the trustees, including a vote of a majority of the trustees who are not parties to the agreement or "interested persons" of any such party, cast at a meeting called for such purposes. The subadvisory agreement may be terminated on 60 days' written notice by the Subadvised Fund or adviser or by a vote of a majority of the outstanding voting securities of the affected fund. Each subadvisory agreement may be terminated by the Subadviser upon 120 days notice.

Restrictions on Personal Trading. In order to avoid conflicts with portfolio trades for the funds, the adviser, each Subadviser and the funds have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel to invest in securities, including securities that may be purchased or held by a fund, subject to specified restrictions on personal securities trading. Some of the adviser's restrictions include pre-clearance for all personal trades and a ban on the purchase of initial public offerings by certain personnel. These restrictions reflect the basic principle that the interests of the funds and their shareholders come before the interests of personnel of the adviser and its affiliates. The adviser provides the trust's board of trustees with a quarterly certification of the adviser's compliance with its code of ethics and a report of any significant violations of its code.

Because each Subadviser is an entity not otherwise affiliated with the trust or the adviser, the Subadviser has responsibility for monitoring the personal trading activities of the Subadviser's personnel. Each Subadviser provides the trust's board of trustees with a quarterly certification of the Subadviser's compliance with its code of ethics and a report of any significant violations of its code.

A copy of the codes of ethics of each of the trust, the adviser and each subadviser is on public file with and available from the SEC.

Allocation of Investment Opportunities. Securities held by a fund may also be held by other funds or investment advisory clients for which the adviser, subadviser or any of their affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the adviser or subadviser for other funds or investment advisory clients arise at or about the same time, transactions in the securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the adviser, subadviser or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price obtained by a fund.

Administrator. State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, is the funds' administrator. State Street is responsible for managing the funds' business affairs. State Street's services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, preparation and filing of tax returns, supervising the activities of the custodian and transfer and shareholder servicing agent and other administrative services necessary to conduct the funds' business.

For the period ended December 31, 2003, each of the funds paid the administrator as follows:


-------------------------------------------------
    Fund (Initial Class)/1/               Fee
-------------------------------------------------
All Cap Fund                           $   48,293
Investment Grade Bond Fund                 50,392
Money Market Fund                          50,400
Real Estate Fund                           50,391
Alger Growth Fund                          49,342
Alger Income & Growth Fund                 49,342
Alger Small Capitalization Fund            49,312
Davis Financial Fund                       50,392
Davis Venture Value Fund                   50,391
Neuberger Berman Mid Cap Growth Fund       50,393
Neuberger Berman Mid Cap Value Fund        50,391
Value Equity Fund                          50,391
Value Managed Fund                         50,391
Value Mid Cap Fund                         50,391
Value Small Cap Fund                       50,392
Blue Chip Mid Cap Fund                     50,390
Investors Foundation Fund                  50,709
Select Equity Fund                         50,391
-------------------------------------------------

     /1/ The funds did not begin offering Service Class shares until February 1, 2004, so that there were no fees paid by the Service Class to the administrator during the fiscal year ended December 31, 2003.

Transfer Agent. State Street Bank & Trust Company is the transfer agent for the funds.

Custodian. Each fund's portfolio securities are held pursuant to a master custodian agreement between the trust and State Street Bank & Trust Company. Under the custodian agreement, the custodian performs custody, portfolio and fund accounting services.

Independent Public Accountants. The trustees have selected Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, as the funds' independent public accountants.

Legal Counsel. Hale and Dorr LLP, Boston, Massachusetts serves as legal counsel to the Trust.

PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN


Principal Underwriter. Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, is the principal underwriter and general distributor for the Trust in connection with the continuous offering of its shares. Clarendon, a registered broker-dealer, also acts as principal underwriter for variable annuities and variable life insurance issued by Sun Life U.S. and affiliated insurance companies. Clarendon is a wholly-owned subsidiary of Sun Life U.S., which is an indirect subsidiary of Sun Life Financial.


The funds entered into an underwriting agreement with Clarendon pursuant to which Clarendon agrees to serve as principal underwriter for the distribution of Fund shares. The underwriting agreement provides no compensation to Clarendon, which will bear all of the expenses it incurs in connection with the distribution of the funds' shares. Clarendon receives distribution and service fees from the Trust pursuant to a distribution plan for the Service Class shares of the Trust (discussed below).


The underwriting agreement was approved by the trustees to be effective on February 1, 2004, and will remain in effect for an initial term of two years. After the initial two-year term, the underwriting agreement will remain in effect from year to year for each fund if approved by the vote either of the fund's shareholders or the trustees, including a vote of a majority of the trustees who are not parties to the agreement or "interested persons" of any such party, cast at a meeting called for such purposes. The underwriting agreement may be terminated on 60 days' written notice, without payment of any penalty, by the board of the Trust, by a vote of a majority of the outstanding shares of the relevant fund or by Clarendon.

Distribution and Service Plan (Service Class only). The Trust has adopted a plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class shares (the "Plan"), pursuant to which distribution and service fees are paid to Clarendon. Because the fees are paid out of the funds' assets, attributable to the Service Class shares on an on-going basis, over time these fees will increase the cost of your investment in Service Class shares and may cost you more than paying other types of sales charges.


Pursuant to the Plan, the Trust pays Clarendon to finance any activity primarily intended to result in the sale of Service Class shares, provided the categories of expenses are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be in respect of which compensation may be paid under the Plan:

     . compensation to and expenses (including overhead, travel and telephone expenses) of Clarendon and any of its affiliates and any of their respective officers, sales representatives and employees who engage in the distribution of Service Class shares;

     . printing and mailing of prospectuses, statements of additional information and reports for other than existing holders of variable annuity or variable life insurance contracts investing indirectly in Service Class shares ("Variable Contracts");

     . compensation (including incentive compensation) to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts;

     . expenses relating to the development, preparation, printing and mailing of Trust advertisements, sales literature and other promotional materials describing and/or relating to the Trust Service Class shares;

     . expenses of holding seminars and sales meetings designed to promote the distribution of Trust Service Class shares;

     . expenses of obtaining information and providing explanations to Variable Contract owners regarding Trust investment objectives and policies and other information about the Trust and its series, including the performance of the series;

     . expenses of training sales personnel regarding the Trust Service Class shares;

     . expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Trust Service Class shares; and

     . expenses of personal services and/or maintenance of Variable Contract owner accounts with respect to Trust Service Class shares attributable to such accounts.


The Plan is a type commonly known as a "compensation" plan. The fees of the Trust payable to Clarendon pursuant to the Plan are accrued daily at a rate with respect to each fund which may not exceed 0.25% of the fund's average daily net assets attributable to Service Class shares regardless of the level of expenses actually incurred by Clarendon or others. Consequently, Clarendon may make a profit under the Plan.


The Plan was adopted because of its anticipated benefit to the funds. These anticipated benefits include: increased promotion and distribution of each fund's shares, an enhancement in each fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the funds, increased stability in each fund's positions, and greater flexibility in achieving investment objectives.

In accordance with the Plan, Clarendon will provide to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plan, they will consider the continued appropriateness and the level of reimbursement or compensation the Plan provides.


Because amounts paid pursuant to a Plan are paid to Clarendon, the funds' underwriter, Clarendon and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. The officers of the Trust, including Messrs. Anderson and Prieur, who also serve as Trustees, are employees and officers of affiliates of Clarendon and thus, may be considered to have a direct or indirect financial interest in the Plan. None of the Independent Trustees has a direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

The Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby. Any material amendment to the Plan must also be approved by the Trustees in the manner provided in Rule 12b-1.


For the fiscal year ending December 31, 2003, the Trust paid no fees to Clarendon under the Plan. The Plan was approved by the board of trustees effective February 1, 2004.

INFORMATION ABOUT THE TRUST'S HISTORY AND ORGANIZATION

Description of the Trust's Shares. The trust is an open-end management investment company. Each fund of the trust is diversified, except Real Estate Fund and Select Equity Fund, which are not diversified. The trust is a statutory trust organized under Delaware law. The trustees are responsible for the management and supervision of the funds. The declaration of trust, dated July 13, 1998, permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of the funds, without par value. Under the declaration of trust, the trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this statement of additional information, the trustees have authorized shares of 18 funds. Additional series may be added in the future. The declaration of trust also authorizes the trustees to classify and reclassify the shares of the funds, or any other series of the trust, into one or more classes. Pursuant thereto, the trustees have authorized the issuance of two classes of shares of the trust, designated as Initial Class shares and Service Class shares.

Each share of a class of a fund represents an equal proportionate interest in the assets belonging to that fund. When issued, shares are fully paid and nonassessable. In the event of liquidation of a fund, shareholders of each class of the fund are entitled to share pro rata in the net assets of the fund available for distribution to such shareholders. The trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series. Shares of a fund are freely transferable and have no preemptive, subscription or conversion rights.

The shares of each class of a fund represent an interest in the same portfolio of investments of a fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution fees and may bear other expenses properly attributable to the particular class. Service Class shareholders have exclusive voting rights with respect to the Rule 12b-1 Plan adopted by holders of those shares in connection with the distribution of shares.

In accordance with the provisions of the declaration of trust, the trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

As of December 31, 2003, 100% of the outstanding voting securities of the funds were owned by separate accounts of Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)"), Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), and the general account of Sun Life Assurance Company of Canada ("Sun Life of Canada"). The percentages owned by each insurance company are set forth in the table below. Based on these percentages Sun Life (U.S.) and Sun Life of Canada are presumed to be in control (as that term is defined in the 1940 Act) of the funds.

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                                        Percentage of Outstanding Voting
Fund (Initial Class)                            Securities Owned
------------------------------------------------------------------------
                                        Sun Life    Sun Life   Sun Life
                                         (U.S.)      (N.Y.)    of Canada
------------------------------------------------------------------------

All Cap Fund                               14.37%       0.03%      85.60%
Investment Grade Bond Fund                 98.61%       1.39%        N/A
Money Market Fund                          99.71%       0.29%        N/A
Real Estate Fund                           98.23%       1.77%        N/A
Alger Growth Fund                          78.03%       0.31%      21.66%
Alger Income & Growth Fund                 70.41%       1.56%      28.03%
Alger Small Capitalization Fund            51.85%       1.03%      47.13%
Davis Financial Fund                       75.09%        N/A       24.92%
Davis Venture Value Fund                   99.98%       0.02%        N/A
Neuberger Berman Mid Cap Growth Fund       69.25%        N/A       30.75%
Neuberger Berman Mid Cap Value Fund        72.63%       0.09%      27.28%
Value Equity Fund                          70.43%       3.92%      25.66%
Value Managed Fund                         59.72%       0.15%      40.14%
Value Mid Cap Fund                         85.12%       1.11%      13.76%
Value Small Cap Fund                       99.54%       0.46%        N/A
Blue Chip Mid Cap Fund                     99.38%       0.62%        N/A
Investors Foundation Fund                  62.41%       0.23%      37.36%
Select Equity Fund                         74.46%       0.25%      25.29%
------------------------------------------------------------------------

Each insurance company is the legal owner of shares attributable to variable annuities and variable life insurance policies issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, however, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable annuities or variable life insurance policies issued by that separate account. In addition, all fund shares held by the general account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received.

The rights, if any, of variable contract holders to instruct an insurance company as to how to vote the shares of a fund are governed by the insurance company's variable contract. For information on the voting rights under a particular variable contract, see the prospectus offering that variable contract.

Unless otherwise required by the 1940 Act or the declaration of trust, the funds have no intention of holding annual meetings of shareholders. Shareholders may remove a trustee by the affirmative vote of at least two-thirds of the trust's outstanding shares. At any time that less than a majority of the trustees holding office were elected by the shareholders, the trustees will call a special meeting of shareholders for the purpose of electing trustees.

Under Delaware law, shareholders of a Delaware statutory trust are protected from liability for acts or obligations of the trust to the same extent as shareholders of a private, for-profit Delaware corporation. In addition, the declaration of trust expressly provides that the trust has been organized under Delaware law and that the declaration of trust will be governed by Delaware law. It is possible that the trust might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the trust's shareholders could be subject to personal liability.

To guard against this risk, the declaration of trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides that notice of this disclaimer may be given in each agreement, obligation and instrument entered into or executed by the trust or its trustees,
(ii) provides for the indemnification out of trust or fund property of any shareholders held personally liable for any obligations of the trust or of the fund and (iii) provides that the trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability with respect to a fund is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In the light of Delaware law, the nature of the trust business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The declaration of trust further provides that the trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving the trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the trust. The declaration of trust does not authorize the trust or any fund to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

MORE INFORMATION ABOUT HOW THE FUNDS VALUE THEIR SHARES

For purposes of calculating the net asset value (NAV) of the shares of the funds, the funds use the following procedures.

The funds generally value equity securities traded on a principal exchange at their last sale price on the day of valuation. The funds generally value equity securities traded on the NASDAQ stock market at the NASDAQ official closing price. The funds generally value equity securities for which no sales are reported on a valuation day, and other securities traded over-the-counter, at the mean between the closing bid and asked prices.

The funds value debt securities on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally use electronic data processing techniques (matrix pricing) to value normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

The funds value short-term debt instruments that have a remaining maturity of 60 days or less at the time of purchase at amortized cost, which approximates market value.

If market quotations are not readily available or if in the opinion of the adviser any quotation or market price is not representative of true market value, the funds may determine the fair value of any security in good faith in accordance with procedures approved by the trustees.

Money Market Fund utilizes the amortized cost valuation method of valuing portfolio instruments in the absence of extraordinary or unusual circumstances. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund. The trustees will from time to time review the extent of any deviation of the net asset value, as determined on the basis of the amortized cost method, from net asset value as determined on the basis of available market quotations. If any deviation occurs that may result in unfairness either to new investors or existing shareholders, the trustees will take such actions as they deem appropriate to eliminate or reduce this unfairness to the extent reasonably practicable. These actions may include selling portfolio instruments prior to maturity to realize gains or losses or to shorten the fund's average portfolio maturity, withholding dividends, splitting, combining or otherwise recapitalizing outstanding shares or using available market quotations to determine net asset value per share.

The funds value foreign securities, if any, on the basis of quotations from the primary market in which they are traded. The fund's custodian translates assets or liabilities expressed in foreign currencies into U.S. dollars as of the close of the London exchange (5:00 p.m., London time; 12:00 noon, New York time) on the date of determining a fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, the funds may value their assets by a method that the trustees believe accurately reflects fair value.

Each fund determines the NAV of each class of its shares each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. eastern time) by dividing the fund's net assets attributable to each class of shares by the number of shares of such class outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will normally be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a fund's NAV is not calculated. Consequently, a fund's portfolio securities may trade and the NAV of that fund's shares may be significantly affected on days when a shareholder has no access to that fund.


Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the funds each business day. That night, all orders received by that insurance company by the close of regular trading on the New York Stock Exchange on that business day are aggregated, and the insurance company transmits to the fund a net purchase or redemption order for shares of one or more funds by 9:30 a.m. on the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners' orders to the insurance companies and the insurance companies' orders to a fund. If an insurance company transmits orders to a fund after 9:30 a.m., the insurance company's orders for fund shares may be executed at the NAV next computed after the order is actually transmitted to a fund.


Redemptions in Kind. Although the funds would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities as prescribed by the trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. The fund will value securities for the purpose of making a redemption payment at the same value used in determining NAV.

TAXES

Each fund is treated as a separate entity for U.S. federal income tax purposes. Each fund intends to elect or has elected to be treated and has qualified and intends to continue to qualify for each taxable year as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, each fund intends to comply with the requirements of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets. Each fund that meets all such requirements will not be subject to U.S. federal income tax on all investment company taxable income and net capital gain earned by such fund, which are distributed to shareholders in accordance with the timing and other requirements of the Code.

In order to qualify as a regulated investment company under the Code, each fund must, among other things, (a) derive at least 90% of its gross income for its taxable year from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"); and (b) diversify its assets so that, at the close of each quarter of its taxable year,
(i) at least 50% of the fair market value of its total assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and no more than 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and which are engaged in the same, similar, or related trades or businesses.

Each fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the fund as assets of the related separate account, these regulations are imposed on the assets of a fund unless a one year start up period exception is available to each separate account investing in the fund. Specifically, the Treasury regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Failure by a separate account to satisfy the Section 817(h) requirements would generally result in adverse tax treatment of the variable contract holders by causing the variable contracts to lose their favorable tax status and requiring a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable U.S. Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. In addition, failure by a fund to qualify as a regulated investment company would subject the fund to federal and state income taxation of all of its taxable income and gain, whether or not distributed to shareholders.

If "seed money" contributed to any fund in connection with its organization exceeds $250,000 or under certain other circumstances, the fund will be subject to a 4% nondeductible federal excise tax on any amounts required to be but not distributed under a prescribed formula. The formula requires that a fund distribute (or be deemed to have distributed) to its shareholders during each calendar year at least 98% of the fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending on October 31 of such year, and any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the fund paid no income tax. Each fund intends generally to seek to avoid liability for this tax.

Dividends from net long-term capital gain in excess of net short-term capital loss (net capital gain) are treated as long-term capital gain without regard to the length of time a shareholder has held shares of the fund and dividends from investment company taxable income (which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains) are treated as ordinary income for U.S. federal income tax purposes, whether paid in cash or reinvested in additional shares. Redemptions of fund shares are also potentially taxable transactions. An insurance company should consult its own tax adviser regarding whether these dividends and share redemption proceeds received by separate accounts result in U.S. federal income tax liability for the insurance company if they are allocated to reserves for, or used to pay distributions on, the applicable variable contracts.

Any dividend declared by a fund as of a record date in October, November or December and paid the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Any dividend (except a daily dividend) paid by a fund shortly after a shareholder's purchase of shares will have the effect of reducing the net asset value per share by the amount of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price, they may be characterized as ordinary income or capital gain as described above.

If a fund acquires any equity interest (which under Treasury regulations that may be promulgated in the future will generally include not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available to ameliorate these adverse tax consequences, but any such election could require the applicable fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. Any fund that is permitted to invest in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by a fund in connection with certain transactions involving foreign currency-denominated debt securities, certain futures contracts and options relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a fund's investment in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a fund's investment company taxable income (computed without regard to such loss), the resulting overall ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

Each fund that invests in foreign countries may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends, and capital gains, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Investments in debt obligations that are at risk of or in default may present special tax issues for a fund. Tax rules may not be entirely clear about issues such as when a fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and any other issues will be addressed by a fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Each fund that invests in certain pay in-kind securities, zero coupon securities, deferred interest securities, or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently) generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income tax. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, each fund is permitted to carry forward a net capital loss for any year to offset its own capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to a fund and therefore are not expected to be distributed as such to shareholders.

Redemptions and exchanges of fund shares (except, generally, shares of the Money Market Fund) are potentially taxable transactions for shareholders that are subject to tax. Shareholders should consult their own tax advisers to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain its tax consequences in their particular circumstances. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same fund (including through automatic reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.


Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders or regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


Options written or purchased and futures contracts entered into by a fund on certain securities, indices and foreign currencies, as well as certain foreign currency forward transactions may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, a fund may be required to recognize gain if an option, forward contract, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by a fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a fund may receive no corresponding cash amount, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (fund securities or other positions with respect to which a fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a fund's income and gains or losses and hence of its distributions to shareholders.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to the funds and certain aspects of their distributions. The discussion does not address special tax rules applicable to insurance companies. Shareholders should consult their own tax advisers on these matters and on state or local tax consequences of ownership or redemption of shares of, and receipt of distributions from, a fund in their particular circumstances.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the adviser or subadviser and the officers of the trust pursuant to recommendations made by the portfolio managers. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the adviser or subadviser, will offer the best price and market for the execution of each transaction. Purchases of portfolio securities from underwriters may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread."

In the U.S. and some other countries, debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

Purchases and sales of exchange-traded options and futures will be effected through brokers who charge a commission for their services.

Each fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

To the extent consistent with the foregoing, each fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information (including, for example, proprietary research, publications, and access to databases) and to a lesser extent statistical assistance furnished to the adviser or subadviser, and their value and expected contribution to the performance of the fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the adviser or subadviser. The receipt of research information is not expected to reduce significantly the expenses of the adviser or subadviser. The research information and statistical assistance furnished by brokers and dealers may benefit other advisory clients, including affiliated clients, of the adviser or subadviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the adviser or subadviser may result in research information and statistical assistance beneficial to the funds. The funds will not make commitments to allocate portfolio transactions on any prescribed basis. While the adviser's and subadviser's officers will be primarily responsible for the allocation of each fund's brokerage business, those policies and practices must be consistent with the foregoing, and will at all times be subject to review by the trustees.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, a fund may pay to a broker which provides brokerage and research services to the fund an amount of disclosed commission, or in the case of riskless principal transactions, transaction costs in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the adviser or subadviser that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in the adviser's or subadviser's overall duties to the accounts or the policies that the trustees may adopt from time to time.


During the fiscal year ended December 31, 2003, the following funds directed brokerage transactions to a broker because of research services provided to the fund's adviser or subadviser.

--------------------------------------------------------------------
                                         Principal      Commissions
                                         Amount of        Paid in
      Fund (Initial Class)/1/           Transaction     Transactions
--------------------------------------------------------------------
All Cap Fund                           $ 2,199,000.00   $   5,837.00
Investment Grade Bond Fund                        N/A            N/A
Money Market Fund                                 N/A            N/A
Real Estate Fund                           690,000.00         899.00
Alger Growth Fund                        1,168,890.83       3,230.50
Alger Income & Growth Fund                 718,456.06       1,868.00
Alger Small Capitalization Fund             88,994.05         467.50
Davis Financial Fund                       435,501.00         408.00
Davis Venture Value Fund                   654,404.00         673.00
Neuberger Berman Mid Cap Growth Fund              N/A            N/A
Neuberger Berman Mid Cap Value Fund               N/A            N/A
Value Equity Fund                          551,077.00       1,130.00
Value Managed Fund                       1,010,007.00       1,899.00
Value Mid Cap Fund                       2,168,040.00       4,670.00
Value Small Cap Fund                     3,122,384.00       7,826.00
Blue Chip Mid Cap Fund                   7,504,567.00      10,895.00
Investors Foundation Fund                  742,142.00         824.00
Select Equity Fund                       3,261,152.00       5,918.00
--------------------------------------------------------------------

/1/ The funds did not begin offering Service Class shares until February 1, 2004, so that there were no brokerage commissions paid by the Service Class during the fiscal year ended December 31, 2003.


Other investment advisory clients advised by the adviser or subadviser may also invest in the same securities as the funds. When these clients buy or sell the same securities at substantially the same time, the adviser or subadviser may average the transactions as to price and allocate the amount of available investments in a manner which the adviser or subadviser believes to be equitable to each client, including the funds. In individual instances, this investment procedure may adversely affect the price to be paid or received by a fund or the size of the position attainable for it. On the other hand, to the extent permitted by law, the adviser or subadviser may aggregate securities to be sold or purchased for the funds with those to be sold or purchased for other clients managed by it in order to obtain overall best execution for its participating clients.

The following table shows the aggregate amount of brokerage commissions paid by each fund's Initial Class for the fiscal years ended December 31, 2003, 2002, and 2001:

--------------------------------------------------------------------------------
       Fund (Initial Class)/1/              2003            2002          2001
--------------------------------------------------------------------------------
All Cap Fund/2/                        $       29,224   $     12,918         N/A
Investment Grade Bond Fund/3/                     N/A            N/A         N/A
Money Market Fund/3/                              N/A            N/A         N/A
Real Estate Fund                              104,637         62,436   $  24,031
Alger Growth Fund/4/                           53,991         49,685         N/A
Alger Income & Growth Fund/4/                  44,573         39,371         N/A
Alger Small Capitalization Fund/4/             37,443         19,008         N/A
Davis Financial Fund                            4,414         12,643      10,803
Davis Venture Value Fund                       10,322         27,071      88,648
Neuberger Berman Mid Cap Growth
 Fund/5/                                       19,798         15,640       5,563
Neuberger Berman Mid Cap Value
 Fund/5/                                       19,153         17,755      10,626
Value Equity Fund                              18,266         18,913      13,725
Value Managed Fund                             12,966          8,917       6,415
Value Mid Cap Fund                             36,604         47,621      84,724
Value Small Cap Fund                          216,592        170,982      67,882
Blue Chip Mid Cap Fund                        169,447        179,834     137,913
Investors Foundation Fund                      15,520         17,564      11,729
Select Equity Fund                              9,355         30,160      88,253
--------------------------------------------------------------------------------

     /1/ The funds did not begin offering Service Class shares until February 1, 2004, so that there were no brokerage commissions paid by the Service Class during the fiscal year ended December 31, 2003.

     /2/  The inception date of the fund's Initial Class is May 1, 2002.
     /3/ No brokerage commissions were paid by this fund for the fiscal years ended December 31, 2003, 2002 and 2001.
     /4/  The inception date of the fund's Initial Class is April 1, 2002.
     /5/  The inception date of the fund's Initial Class is May 1, 2001.


Affiliated brokers. Pursuant to procedures determined by the trustees and subject to the general policies of the trust and Section 17(e) of the 1940 Act, each Subadviser may place securities transactions, including agency cross trades, with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the trustees who are not "interested persons" of the trust or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

A transaction would not be placed with an Affiliated Broker if a fund would have to pay a commission rate less favorable than similar charges for comparable transactions for their other unaffiliated customers. No fund will engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a fund placed by Affiliated Brokers may be combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, each fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

At least annually, each subadviser which uses Affiliated Brokers will furnish to the trust a statement setting forth the total amount of all compensation retained by the Affiliated Broker in connection with effecting transactions for the account of a fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.


During the fiscal year ended December 31, 2003, the Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Mid Cap Value Fund each paid brokerage commissions of $5,248 and $12,811, respectively, to Neuberger Berman, LLC, a wholly-owned subsidiary of Lehman Brothers Holdings Inc., and $133 and $227, respectively, to Lehman Brothers, Inc. both Affiliated Brokers. These amounts represented 26.5% and 66.9%, respectively of the total brokerage commissions paid by Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Mid Cap Value Fund during the fiscal year ended December 31, 2003.

During the fiscal year ended December 31, 2003, Alger Growth Fund, Alger Income & Growth Fund and Alger Small Capitalization Fund each paid brokerage commissions of $39,587, $35,837 and $13,068, respectively, to Fred Alger & Co., Inc., an Affiliated

Broker. These amounts represented 73.3%, 80.4% and 34.9%, respectively of the total brokerage commissions paid by Alger Growth Fund, Alger Income & Growth Fund and Alger Small Capitalization Fund during the fiscal year ended December 31, 2003.

For each fund which holds securities of a regular broker-dealer that derives more than 15% of gross revenues from securities-related activities, listed below is the aggregate holdings of the securities of each issuer as of December 31, 2003.

--------------------------------------------------------------------------------
      Fund (Initial Class)/1/              Broker-Dealer            Value
--------------------------------------------------------------------------------
All Cap Fund                           Prudential Financial,
                                        Inc.                   $          89,137
Investment Grade Bond Fund             UBS Warburg                       699,854
Money Market Fund                      Bank of America                 3,495,821
                                       Goldman Sachs                   2,791,319
                                       Morgan Stanley & Co.            4,298,581
                                       Citigroup, Inc.                 4,000,000
Alger Growth Fund                      Citigroup, Inc.                   143,678
Alger Income & Growth Fund             Goldman Sachs                     182,650
Davis Venture Value Fund               Morgan Stanley & Co.              468,747
                                       Citigroup, Inc.                 1,797,582
                                       State Street Corp.                135,408
Neuberger Berman Mid Cap Value Fund    Bear Stearns                      175,890
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Equity Fund                      Merrill Lynch & Co.                76,245
                                       Morgan Stanley Dean
                                        Witter                           225,693
                                       Citigroup, Inc.                   288,813
Value Managed Fund                     Citigroup, Inc.                   216,003
                                       Merrill Lynch & Co.                58,650
                                       Morgan Stanley & Co.               57,870
Investors Foundation Fund              Merrill Lynch & Co.               134,309
                                       Citigroup, Inc.                   329,392
                                       Goldman Sachs Group,
                                        Inc.                             232,000
                                       Goldman Sachs Group,
                                        Inc.                              36,036
Select Equity Fund                     Goldman Sachs Group,
                                        Inc.                             385,047
--------------------------------------------------------------------------------

     /1/  The funds began offering Service Class shares on February 1, 2004.

FINANCIAL STATEMENTS


The Trust's audited financial for the fiscal year ended December 31, 2003 from the Trust's annual report filed with the SEC on March 5, 2004 are incorporated by reference into this statement of additional information. The financial statements for the fiscal year ended December 31, 2003 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, dated February 20, 2004, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

APPENDIX A

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Fitch Ratings

Investment Grade

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


A: High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


BBB: Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade


BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. however, business and financial alternatives can be identified which could assist the obligor satisfying its debt service requirements.


B: Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met;

however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Notes:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'.

'NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how a fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30, 2004 is available, (1) without charge, upon request, by calling (toll-free) 800-432-1102 x1687; and (2) on the Commission's website at http://www.sec.gov.

Sun Capital Advisers Trust's Proxy Voting Policies and Procedures follow:
-------------------------------------------------------------------------

                           SUN CAPITAL ADVISERS TRUST
                      PROXY VOTING POLICIES AND PROCEDURES
                      ------------------------------------

          Definitions.
          ------------

     "Adviser" shall mean Sun Capital Advisers, Inc. in its capacity as the investment adviser to Sun Capital All Cap Fund and Sun Capital Real Estate Fund; Fred Alger Management, Inc. in its capacity as the investment subadviser to SC Alger Growth Fund, SC Alger Income & Growth Fund and SC Alger Small Capitalization Fund; Davis Advisors in its capacity as the investment subadviser to SC Davis Financial Fund and SC Davis Venture Value Fund; Neuberger Berman Management, Inc. in its capacity as the investment subadviser to SC Neuberger Berman Mid Cap Growth Fund and SC Neuberger Berman Mid Cap Value Fund; OpCap Advisors in its capacity as the investment subadviser to SC Value Equity Fund, SC Value Managed Fund, SC Value Mid Cap Fund, and SC Value Small Cap Fund; and Wellington Management Company, L.L.P. in its capacity as the investment subadviser to SC Blue Chip Mid Cap Fund, SC Investors Foundation Fund, and SC Select Equity Fund.

     "Adviser's proxy voting policy" shall mean each Adviser's proxy voting policy to be applied to holdings of the relevant Fund, as amended from time to time and approved by the Board, a current copy of each of which is attached hereto as Exhibits A through F.

     "Board" shall mean the Board of Trustees of Sun Capital Advisers Trust.

     "Fund" or "Funds" shall mean each series of Sun Capital Advisers Trust.

     "Proxy Voting Committee" shall mean each Adviser's committee or other equivalent body delegated with the responsibility to oversee the Adviser's proxy voting process.

          Adoption of Each Adviser's Proxy Voting Policy and Delegation. The provisions of each Adviser's proxy voting policy are hereby incorporated herein by this reference and adopted as each relevant Fund's proxy voting policies and procedures. The Board, on behalf of each Fund, has delegated to the relevant Adviser responsibility for voting all proxies for which the Fund is entitled to vote in accordance with the relevant Adviser's proxy voting policy, and each Adviser has accepted such delegation. Each Fund and its delegated Adviser are listed in Appendix A. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

          Limitations on Adviser's Responsibilities. Notwithstanding the above delegation of proxy voting authority to an Adviser:

Unjustifiable Costs. An Adviser may abstain from voting a Fund proxy in a specific instance if in its good faith determination, the costs involved in voting such proxy cannot be justified (e.g., costs associated with obtaining translations of relevant proxy materials in voting proxies of non-U.S. securities) in light of the benefits to the Fund of voting. In accordance with the Adviser's duties, it shall in appropriate cases weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The Adviser's decision shall take into account the effect that the Fund's vote, either by itself or together with other votes, is expected to have on the value of the Fund's investment and whether this expected effect would outweigh the cost of voting.

Board Direction. Notwithstanding the foregoing delegation to an Adviser, the Board may from time to time direct an Adviser to vote the relevant Fund's proxies in a manner that is different from the guidelines set forth in the Adviser's proxy voting policy. After its receipt of any such direction, the Adviser shall follow such direction for proxies for which the stockholder meeting has not been held and the vote not taken.

Shareblocking. Shareblocking occurs when certain foreign countries "freeze" company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where shareblocking occurs, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting until a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. Each Adviser may determine whether or not to vote securities that are subject to shareblocking, depending on the applicable restrictions on trade settlement and the materiality of the proxy to the relevant Fund.

Securities on Loan. The Funds may participate in securities lending programs to generate additional income. Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the custodian bank in advance of the voting deadline. Each Fund's policy is generally not to vote securities on loan unless the Adviser of the relevant Fund has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the Adviser may recommend that the Fund instruct its custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

          Subdelegation. An Adviser may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for proxy voting. If an Adviser delegates such responsibilities, the Adviser shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

          Expenses of Proxy Voting. Each Adviser shall generally bear all expenses associated with voting the relevant Fund's proxies provided, however, that each Fund may be responsible for certain costs associated with voting proxies of non-U.S. securities. Each Fund shall be responsible for those costs incurred in order to comply with the requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act") or rules adopted thereunder, relating to the compilation and retention of information required to be contained in reports required to be filed on Form N-PX, the preparation and filing of reports on Form N-PX, the preparation, amendment and retention of these policies and communications with shareholders concerning the availability of these procedures and the Fund's proxy voting record, including the cost of printing and mailing such information as required.

          Conflicts of Interest. Each Adviser has developed procedures for addressing proxy proposals that may present a material conflict between the interests of a Fund on the one hand and the relevant Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). Potential conflicts will be assessed on a proposal-by-proposal basis, and an actual or potential conflict with respect to one proposal in a proxy shall not indicate that an actual or potential conflict exists with respect to any other proposal in such proxy. Each Adviser shall use commercially reasonable efforts to determine whether an actual or potential conflict may exist, and an actual or potential conflict shall be deemed to exist if and only if one or more members of the relevant Adviser's Proxy Voting Committee actually knew or reasonably should have known of the actual or potential conflict.

     Without limiting the generality of the foregoing, each Adviser's Proxy Voting Committee may resolve a potential conflict in any of the following manners:

If the proposal that gives rise to an actual or potential conflict is specifically addressed in the relevant Adviser's proxy voting policy, the Adviser may vote the proxy in accordance with the pre-determined policies and guidelines set forth in that proxy voting policy; provided that such pre-determined policies and guidelines involve little or no discretion on the part of the Adviser;

The Adviser may disclose the actual or potential conflict to the Board and obtain the Board's consent before voting in the manner approved by the Board;

The Adviser may engage an independent third-party to determine how the proxy should be voted; or

The Adviser may, where feasible, establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the decision maker from the actual or potential conflict.]

          Approval of Material Changes. Each Adviser shall promptly submit to the Board in writing any material changes to the Adviser's proxy voting policy. Unless objected to by the Board within six months after such submission, the Board shall be deemed to have approved the change on the six month anniversary of such submission (unless such change was earlier approved by the Board).

          Reports to the Board. At each quarterly meeting of the Board, each Adviser shall submit a report to the Board describing:

any issues arising under these Proxy Voting Policies and Procedures since the last report to the Board, including but not limited to, information about conflicts of interest relating to the portfolio securities of the relevant Fund; and

any proxy votes taken by the Adviser on behalf of the relevant Fund since the last report to the Board which were exceptions from the Adviser's proxy voting policy and the reasons for any such exceptions.

In addition, no less frequently than annually, each Adviser shall furnish to the Board, and the Board shall consider, a written report describing any recommended changes in existing policies based upon the Adviser's experience under these Proxy Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

          Annual Review. At least annually, the Board shall review these Proxy
               Voting Policies and Procedures to determine their sufficiency and shall make and approve any changes that it deems necessary from time to time.

          Annual Filing. Each Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

          Disclosures. Each Fund shall include in its registration statement:

.. A description of these Proxy Voting Policies and Procedures and of the Advisers' proxy voting policies ; and

.. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds' toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the "SEC") website.

          Each Fund shall include in its annual and semi-annual reports to shareholders:

.. A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling the Funds' toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

.. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds' toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

          Maintenance of Records. Each Adviser shall maintain at its principal place of business the proxy records of the relevant Fund in accordance with the requirements and interpretations of the Investment Company Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), except that:

.. each Adviser may, but need not, maintain proxy statements that it receives regarding the relevant Fund's securities to the extent that such proxy statements are available on the SEC's EDGAR system; and

.. each Adviser may also rely upon a third party to maintain records required to be maintained under the Advisers Act.

Adopted: June 25, 2003

                                   Appendix A

--------------------------------------------------------------------------------
                   Fund                               Delegated Adviser
--------------------------------------------------------------------------------
Sun Capital All Cap Fund and                  Sun Capital Advisers, Inc.
Sun Capital Real Estate Fund
--------------------------------------------------------------------------------
SC Alger Growth Fund                          Fred Alger Management, Inc.
SC Alger Income & Growth Fund and
SC Alger Small Capitalization Fund
--------------------------------------------------------------------------------
SC Davis Financial Fund and                   Davis Advisors
SC Davis Venture Value Fund
--------------------------------------------------------------------------------
SC Neuberger Berman Mid Cap Growth Fund and   Neuberger Berman Management, Inc.
SC Neuberger Berman Mid Cap Value Fund
--------------------------------------------------------------------------------
SC Value Equity Fund                          OpCap Advisors
SC Value Managed Fund
SC Value Mid Cap Fund and
SC Value Small Cap Fund
--------------------------------------------------------------------------------
SC Blue Chip Mid Cap Fund                     Wellington Management Company,
SC Investors Foundation Fund and              L.L.P.
SC Select Equity Fund
--------------------------------------------------------------------------------

                                                                       EXHIBIT A
                                                                       ---------

                           SUN CAPITAL ADVISERS, INC.
                      Proxy Voting Policies and Procedures
                      ------------------------------------
                               As of June 30, 2003

     Sun Capital Advisers, Inc. ("Sun Capital") has adopted the following policies and procedures regarding proxy voting for securities held in its clients' accounts. Sun Capital believes that these Proxy Voting Policies and Procedures are reasonably designed to ensure that proxies are voted in the best interest of its clients.

     Sun Capital takes responsibility for voting proxies for each client that has provided Sun Capital with express written authorization to do so. In voting proxies on behalf of clients, Sun Capital will cast votes consistent with its fiduciary duty to maximize the economic value of its clients' investments.

     Any questions about these policies and procedures should be directed to the Chief Legal Officer.

Proxy Voting Committee
----------------------

     Sun Capital has a Proxy Voting Committee that is responsible for administering and overseeing the proxy voting process. The Proxy Voting Committee's responsibilities include:
..  Developing, maintaining and implementing these Proxy Voting Policies and
   Procedures
..  Developing and maintaining Proxy Voting Guidelines (attached hereto as
   Exhibit A) for Sun Capital's use in casting votes on specific types of proxy proposals
.. Overseeing the proxy voting process, including the identification and resolution of any material conflicts of interest that Sun Capital may encounter in the process
.. Selecting and overseeing any third party vendors retained by Sun Capital to perform proxy review, voting, or recordkeeping services.

     The members of the Proxy Voting Committee will include the Chief Investment Officer, the Chief Legal Officer, and such other individuals with portfolio management, administration, or compliance expertise as may be designated from time to time.

Proxy Voting Process
--------------------

     As a general matter, Sun Capital will vote proxies in accordance with the Proxy Voting Guidelines attached hereto as Exhibit A. However, Sun Capital is not obligated to follow the Proxy Voting Guidelines in every case. A proxy proposal will receive further review, including a review for potential material conflicts of interest, in circumstances where:
.. The Proxy Voting Guidelines call for a case-by-case analysis of a specific type of proposal presented in a proxy;

..  The Proxy Voting Guidelines do not address a specific type of proposal presented in a proxy; or
..  Sun Capital investment personnel wish to vote differently from the Proxy
   Voting Guidelines on a specific proposal presented in a proxy.

     A client that has provided Sun Capital with express written authorization to vote proxies may from time to time direct Sun Capital to vote its proxies in a manner that is different from the guidelines set forth in Sun Capital's Proxy Voting Guidelines. Sun Capital shall follow such client direction for proxies for which the stockholder meeting has not been held and the vote not taken.

     In addition, there may be instances in which Sun Capital may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. Such instances include:

          Unjustifiable Costs. Sun Capital may abstain from voting a proxy in a specific instance if, in its good faith determination, the costs involved in voting such proxy cannot be justified (e.g., costs associated with obtaining translations of relevant proxy materials in voting proxies of non-U.S. securities) in light of the benefits to the client of voting. In accordance with Sun Capital's duties, it shall in appropriate cases weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. Sun Capital's decision shall take into account the effect that the client's vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

          Shareblocking. Shareblocking occurs when certain foreign countries
               "freeze" company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where shareblocking occurs, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting until a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. Accordingly, the Proxy Voting Committee may determine not to vote shares that are subject to shareblocking, depending on the applicable restrictions on trade settlement and the materiality of the proxy to the client.

          Securities on Loan. Some clients of Sun Capital may participate in securities lending programs to generate additional income. Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the custodian bank in advance of the voting deadline. However, efforts to recall loaned securities are not always successful. Sun Capital's policy is generally not to vote securities on loan. If Sun Capital has knowledge of a material voting event that could affect the value of the loaned securities, Sun Capital may recommend that a client instruct its custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

          Inadequate Information or Immaterial Impact. Sun Capital may be unable to enter an informed vote in certain circumstances due to inadequate information from the proxy statement or the sponsor of the proxy proposal, and may abstain from voting in those situations. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Sun Capital may determine not to enter a vote.

Identifying and Resolving Material Conflicts of Interest
--------------------------------------------------------

     Sun Capital takes responsibility for identifying and resolving all material proxy-related conflicts of interest in the best interests of the client. As described under Proxy Voting Process, above, Sun Capital will review proxy proposals where the Proxy Voting Guidelines either require case-by-case analysis or do not address the issues, or where Sun Capital wishes to vote differently from the Proxy Voting Guidelines. In those instances, a Proxy Reviewer designated by the Proxy Voting Committee shall review the proxy proposals to assess the extent, if any, to which there may be a material conflict between the interests of a client and any of Sun Capital, its affiliates, directors, officers, personnel (and other similar persons). The Proxy Reviewer shall assess proxy proposals on a proposal-by-proposal basis, and an actual or potential conflict with respect to one proposal in a proxy shall not indicate that an actual or potential conflict exists with respect to any other proposal in such proxy.

     If the Proxy Reviewer determines that an actual or potential conflict may exist, the Proxy Reviewer shall promptly report the matter to the Proxy Voting Committee. The chairman of the Proxy Voting Committee shall determine whether an actual or potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of Sun Capital's clients (excluding any client that may itself have a potential conflict regarding the matter). Without limiting the generality of the foregoing, a potential conflict may be resolved in any of the following manners:

          Sun Capital may disclose the actual or potential conflict to the client or clients and obtain the client's written direction as to how to vote the proxy;

          Sun Capital may engage an independent third party to determine how the proxy should be voted; or

          Sun Capital may, where feasible, establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the decision maker from the actual or potential conflict.

     The Proxy Voting Committee shall establish commercially reasonable efforts to determine whether an actual or potential conflict may exist, and an actual or potential conflict shall be deemed to exist if and only if one or more members of the Proxy Voting Committee actually knew or reasonably should have known of it.

     Disclosure
     ----------

     Sun Capital shall provide clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

     Upon reasonable written request from a client, Sun Capital shall provide the client with specific information about how it voted proxies for securities held in the client's account.

Recordkeeping
-------------

     Sun Capital shall maintain records relating to the implementation of these Proxy Voting Policies and Procedures, including:
..  A copy of these Proxy Voting Policies and Procedures
..  Proxy statements received regarding client securities that are not otherwise available on EDGAR or maintained by a third party
..  A record of each vote cast (which may be maintained by a third party)
..  A copy of any documentation created by Sun Capital that memorializes or was otherwise material to a decision on how to vote a proxy on behalf of a client .. Each written client request for proxy voting records and Sun Capital's response to any such client request for such records.

     Such records shall be maintained in an easily accessible place for a period of five years, the first two by a Proxy Reviewer designated by the Proxy Voting Committee.

Sun Capital Advisers, Inc. Voting Guidelines

Composition and Role of the Board of Directors

--------------------------------------------------------------------------------
..  Election of Directors                                         For
--------------------------------------------------------------------------------
..  Repeal Classified Board                                       For
--------------------------------------------------------------------------------
..  Adopt Director Tenure/Retirement Age                          Against
--------------------------------------------------------------------------------
..  Minimum Stock Ownership by Directors                          For
--------------------------------------------------------------------------------
..  Adopt Director & Officer Indemnification                      For
--------------------------------------------------------------------------------
..  Allow Special Interest Representation to Board                Against
--------------------------------------------------------------------------------
..  Require Board Independence                                    For
--------------------------------------------------------------------------------
..  Require Board Committees to be Independent                    For
--------------------------------------------------------------------------------
..  Require a Separation of Chair and CEO or Require a Lead       For
   Director
--------------------------------------------------------------------------------
..  Boards not Amending Policies That are Supported by a          Withhold vote*
   Majority of Shareholders
--------------------------------------------------------------------------------
      * on all Directors seeking election the following year
--------------------------------------------------------------------------------
..  Approve Directors' Fees                                       For
--------------------------------------------------------------------------------
..  Approve Bonuses for Retiring Directors                        Against
--------------------------------------------------------------------------------
..  Elect Supervisory Board/Corporate Assembly                    For
--------------------------------------------------------------------------------
..  Fix Board Size or Designate a Range for Board Size            For
--------------------------------------------------------------------------------
..  Permit Management to Alter Board Size without Shareholder
   Approval                                                      Against
--------------------------------------------------------------------------------
..  Directors May Be Removed Only For Cause                       Against
--------------------------------------------------------------------------------
..  Permit Shareholders to Elect Directors to Fill Board          For
   Vacancies
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Management Compensation
          -----------------------

--------------------------------------------------------------------------------
..  Adopt/Amend Stock Option Plans                                Case-by-Case
--------------------------------------------------------------------------------
..  Adopt/Amend Employee Stock Purchase Plans                     For
--------------------------------------------------------------------------------
..  Eliminate Golden Parachutes                                   For
--------------------------------------------------------------------------------
..  Expense Future Stock Options                                  For
--------------------------------------------------------------------------------
..  Shareholder Approval of All Stock Option Plans                For
--------------------------------------------------------------------------------
..  Shareholder Approval of Future Severance Agreements           For
   Covering Senior Executives
--------------------------------------------------------------------------------
..  Recommend Senior Executives Own and Hold Company Stock, not   For
   including Options
--------------------------------------------------------------------------------
..  Disclose All Executive Compensation                           For
--------------------------------------------------------------------------------
..  Implement a 401(k) Savings Plan for Employees                 For
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Reporting of Results
          --------------------

--------------------------------------------------------------------------------
..  Approve Financial Statements                                  For
--------------------------------------------------------------------------------
..  Set Dividends and Allocate Profits                            For
--------------------------------------------------------------------------------
..  Limit Non-Audit Services Provided by Auditors                 For
--------------------------------------------------------------------------------
..  Ratify Selection of Auditors and Set Their Fees               For
--------------------------------------------------------------------------------
..  Elect Statutory Auditors                                      For
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shareholder Voting Rights

--------------------------------------------------------------------------------
..  Adopt Cumulative Voting                                       Against
--------------------------------------------------------------------------------
..  Redeem or Vote on Poison Pill                                 For
--------------------------------------------------------------------------------
..  Authorize Blank Check Preferred Stock                         Against
--------------------------------------------------------------------------------
..  Eliminate Right to Call a Special Meeting                     Against
--------------------------------------------------------------------------------
..  Increase Supermajority Vote Requirement                       Against
--------------------------------------------------------------------------------
..  Adopt Anti-Greenmail Provision                                For
--------------------------------------------------------------------------------
..  Restore Preemptive Rights                                     Case-by-Case
--------------------------------------------------------------------------------
..  Adopt Confidential Voting                                     For
--------------------------------------------------------------------------------
..  Approve Unequal Voting Rights                                 Against
--------------------------------------------------------------------------------
..  Remove Right to Act by Written Consent                        Against
--------------------------------------------------------------------------------
..  Approve Binding Shareholder Proposals                         Case-by-Case
--------------------------------------------------------------------------------
..  Submit Poison Pill for Shareholder Ratification               For
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Capital Structure
          -----------------

--------------------------------------------------------------------------------
..  Increase Authorized Common Stock                              Case-by-Case
--------------------------------------------------------------------------------
..  Approve Merger or Acquisition                                 Case-by-Case
--------------------------------------------------------------------------------
..  Approve Technical Amendments to Charter                       Case-by-Case
--------------------------------------------------------------------------------
..  Opt Out of State Takeover Statutes                            For
--------------------------------------------------------------------------------
..  Consider Non-Financial Effects of Mergers                     Against
--------------------------------------------------------------------------------
..  Authorize Share Repurchase                                    For
--------------------------------------------------------------------------------
..  Authorize Trade in Company Stock                              For
--------------------------------------------------------------------------------
..  Issue Debt Instruments                                        For
--------------------------------------------------------------------------------
..  Create New Class of Common Stock with Superior Voting         Against
   Rights
--------------------------------------------------------------------------------
..  Increase Authorized Common Stock for the Explicit Purpose     Against
   of Implementing a Shareholder Rights Plan (Poison Pill)
--------------------------------------------------------------------------------
..  Implement a Reverse Stock Split when the Number of            For
   Authorized Shares will be Proportionately Reduced
--------------------------------------------------------------------------------
..  Implement Reverse Stock Split to Avoid Delisting              For
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Social Issues
          -------------

--------------------------------------------------------------------------------
..  Endorse the Ceres Principles                                  Case-by-Case
--------------------------------------------------------------------------------
..  Disclose Political and PAC Gifts                              For
--------------------------------------------------------------------------------
..  Require Adoption of International Labor Organization's        Case-by-Case
   Fair Labor Principles
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Miscellaneous

--------------------------------------------------------------------------------
..  Approve Other Business                                        Abstain
--------------------------------------------------------------------------------
..  Approve Reincorporation                                       Case-by-Case
--------------------------------------------------------------------------------
..  Authorize Management to Adjourn Meeting                       Against
--------------------------------------------------------------------------------
..  Change Company Name                                           For
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT B
                                                                       ---------


                           Fred Alger Management, Inc.

                      Proxy Voting Policies and Procedures

                   111 Fifth Avenue, New York, New York 10003
                                  800.223.3810

                           Fred Alger Management, Inc.
                      Proxy Voting Policies and Procedures
                                Table of Contents

Section                                                                     Page

I.   Overview..................................................................3

II.  Proxy Voting Process......................................................3

III. Conflicts of Interest.....................................................4

IV.  Client Disclosure.........................................................4

V.   Proxy Voting Guidelines...................................................4

        Operational Issues.....................................................4

        Board of Directors Issues..............................................5

        Proxy Contests Issues..................................................7

        Anti-Takeover Defenses and Voting Related Issues.......................8

        Mergers and Corporate Restructuring Issues.............................9

        State of Incorporation Issues.........................................11

        Capital Structure Issues..............................................13

        Executive and Director Compensation Issues............................14

        Social and Environmental Issues.......................................17

        Mutual Fund Proxy Issues..............................................24

VI.  How to Obtain Further Information........................................28


I.   Overview
-------------

Fred Alger Management, Inc. ("Alger"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, has discretionary authority over its clients' accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has developed policies and procedures to ensure that proxies are voted in its clients' best interests.

Rule 206(4)-6 of the Investment Advisers Act of 1940, requires that registered investment advisers, which have discretionary authority to vote the proxies held in their clients' accounts, adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients; describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and disclose to clients how they may obtain information on how the investment adviser voted their proxies.

Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that registered investment advisers maintain records of their proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

II.  Proxy Voting Process
-------------------------

The Senior Vice President of Alger's Account Administration Department is responsible for the overall supervision of the proxy voting process; setting up new accounts; determining the accounts for which Alger has proxy voting responsibilities; and maintaining appropriate proxy voting policies and procedures and records.

Pursuant to contractual agreements with Alger, certain clients authorize Alger to vote the proxies of securities held in the clients' accounts and permit Alger to delegate its proxy voting authority on their behalf. Alger has delegated its proxy voting authority for such clients to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider, to vote the proxies in such accounts. ISS, a registered investment adviser, issues voting recommendations and casts votes on the proxies based strictly on the pre-determined voting guidelines described below. Other clients authorize Alger to vote proxies on their behalf, but do not permit Alger to delegate its proxy voting authority. In such cases, a designated Alger analyst determines how to vote the proxies based on the pre-determined voting guidelines. Additionally, some clients may have their own specific proxy voting guidelines. For such clients, a designated Alger analyst determines the votes for these accounts in accordance with the clients' specific voting guidelines based on ISS' recommendations or delegates the voting authority to ISS, based on the clients' instructions.

Alger maintains records of its proxy voting policies and procedures. Alger or ISS, on Alger's behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the respective investment adviser that were material to making a voting decision. Such records will be maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or ISS. In the event that ISS maintains such records, ISS will provide such records to Alger promptly, upon Alger's request.

III. Conflicts of Interest
--------------------------

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which Alger believes are in the best interests of its clients. ISS will recuse itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. In such cases, a designated Alger analyst will vote those proxies strictly in accordance with pre-determined proxy voting guidelines with due consideration for the clients' best interests. The designated Alger analyst is required to certify in writing that to the best of his knowledge and belief, neither he nor Alger have a material conflict of interest with the company whose proxies are at issue. If a material conflict of interest exists, the voting determination is made by the Alger Proxy Voting Committee, composed of Alger's Senior Vice President of Compliance, Alger's Senior Vice President of Account Administration and an Alger Senior Analyst.

The adherence to pre-determined proxy voting guidelines by Alger and ISS and the establishment of the Alger Proxy Voting Committee help avoid conflicts of interests and help ensure that proxy votes are cast in accordance with the best interests of Alger's clients. Additionally, Alger monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of its clients.

IV.  Client Disclosure
----------------------

Alger will provide its clients with a description of its proxy voting policies and procedures; disclose to clients that they may obtain the actual proxy voting policies and procedures by accessing Alger's website, http://www.alger.com or by calling toll-free, (800) 223-3810; and disclose to clients that they may obtain information about how the investment adviser voted their proxies by calling toll-free, (800) 223-3810. Such description and disclosure will be provided by mail. New clients will be provided with the description and disclosure along with their account application. The Senior Vice President of Alger's Account Administration Department will provide clients with records of how the investment adviser voted their proxies, upon request.

V.   Proxy Voting Guidelines
----------------------------

The following are the pre-determined proxy voting guidelines used by Alger and ISS in making proxy voting decisions for client accounts.

1. Operational Issues

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (i.e. updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time or Location of Annual Meeting
Vote FOR management proposals to change the date, time or location of the annual meeting, unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting, unless the current scheduling or location is unreasonable.

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
     . An auditor has a financial interest in or association with the company and is, therefore, not independent
     . Fees for non-audit services are excessive, or . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as a voting item.

2. Board of Directors Issues

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions takeover activity, long-term company performance relative to a market index directors' investment in the company, whether the chairman is also serving as CEO and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

     . Attend less than 75 percent of the board and committee meetings without a valid excuse
     .  Implement or renew a dead-hand or modified dead-hand poison pill
     . Ignore a shareholder proposal that is approved by a majority of the shares outstanding
     . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
     . Failed to act on takeover offers where the majority of the shareholders tendered their shares
     . Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
     . Are inside directors or affiliated outsiders and the full board serves as the audit, compensation or nominating committee or the company does not have one of these committees
     . Are audit committee members and the non-audit fees paid to the auditor are excessive

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
     . The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     .  Only if the director's legal expenses would be covered

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     . Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
     .  Majority of independent directors on board
     .  All-independent key committees
     .  Committee chairpersons nominated by the independent directors
     . CEO performance reviewed annually by a committee of outside directors . Established governance guidelines
     .  Company performance

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. Proxy Contest Issues

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
     . Long-term financial performance of the target company relative to its industry; management's track record
     .  Background to the proxy contest
     .  Qualifications of director nominees (both slates)
     . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

Reimbursing Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4. Anti-Takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructuring Issues

Appraisal Rights
Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
     .  Purchase price
     .  Fairness opinion
     .  Financial and strategic benefits
     .  How the deal was negotiated
     .  Conflicts of interest
     .  Other alternatives for the business
     .  Noncompletion risk

Asset Sales
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
     .  Impact on the balance sheet/working capital
     .  Potential elimination of diseconomies
     .  Anticipated financial and operating benefits
     .  Anticipated use of funds
     .  Value received for the asset
     .  Fairness opinion
     .  How the deal was negotiated
     .  Conflicts of interest

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged
Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
     .  Dilution to existing shareholders' position
     .  Terms of the offer
     .  Financial issues
     .  Management's efforts to pursue other alternatives
     .  Control issues
     .  Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
     .  The reasons for the change
     .  Any financial or tax benefits
     .  Regulatory benefits
     .  Increases in capital structure
     .  Changes to the articles of incorporation or bylaws of the company

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
     . Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
     .  Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and noncompletion risk.

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.

Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
     . Prospects of the combined company; anticipated financial and operating benefits
     .  Offer price
     .  Fairness opinion
     .  How the deal was negotiated
     .  Changes in corporate governance
     .  Change in the capital structure
     .  Conflicts of interest

Private Placements/Warrants/Convertible Debentures
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spin-Offs
Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:
     .  Tax and regulatory advantages
     .  Planned use of the sale proceeds
     .  Valuation of spin-off
     .  Fairness opinion
     .  Benefits to the parent company
     .  Conflicts of interest
     .  Managerial incentives
     .  Corporate governance changes
     .  Changes in the capital structure

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management; strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation Issues

Control Share Acquisition Provisions
Vote FOR proposals to opt out of control share acquisition statutes, unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions
Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions
Vote FOR proposals to opt out of state freezeout provisions.

Greenmail
Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Anti-Takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

7. Capital Structure Issues

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     . It is intended for financing purposes with minimal or no dilution to current shareholders
     . It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spin-off.

8. Executive and Director Compensation Issues

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS' methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

ISS' model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
     . Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
     .  Cash compensation, and
     .  Categorization of the company as emerging, growth or mature

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
     .  Historic trading patterns
     .  Rationale for the repricing
     .  Value-for-value exchange
     .  Option vesting

     .  Term of the option
     .  Exercise price
     .  Participation

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
     .  Purchase price is at least 85 percent of fair market value
     . Offering period is 27 months or less, and . Potential voting power dilution (VPD) is ten percent or less

Vote AGAINST employee stock purchase plans where any of the following apply:
     . Purchase price is less than 85 percent of fair market value, or . Offering period is greater than 27 months, or . VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry and long-term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced and performance-vested options), taking into account:
     .  Whether the proposal mandates that all awards be performance-based
     . Whether the proposal extends beyond executive awards to those of lower-ranking employees
     . Whether the company's stock-based compensation plans meet ISS' SVT criteria and do not violate ISS' repricing guidelines

Golden and Tin Parachutes
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
     . The parachute should be less attractive than an ongoing employment opportunity with the firm
     .  The triggering mechanism should be beyond the control of management
     . The amount should not exceed three times base salary plus guaranteed benefits

9. Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY
Animal Rights
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
     . The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)
     . The availability and feasibility of alternatives to animal testing to ensure product Safety, and
     . The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     . The company has already published a set of animal welfare standards and monitors compliance
     . The company's standards are comparable to or better than those of peer firms, and
     . There are no serious controversies surrounding the company's treatment of animals

Drug Pricing
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
     .  Whether the proposal focuses on a specific drug and region
     . Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending and harm to competitiveness
     . The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
     .  Whether the company already limits price increases of its products
     . Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
     .  The extent that peer companies implement price restraints

Genetically Modified Foods
Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:
     .  The costs and feasibility of labeling and/or phasing out
     . The nature of the company's business and the proportion of it affected by the proposal
     . The proportion of company sales in markets requiring labeling or GMO-free products
     .  The extent that peer companies label or have eliminated GMOs
     . Competitive benefits, such as expected increases in consumer demand for the company's products
     . The risks of misleading consumers without federally mandated, standardized labeling
     .  Alternatives to labeling employed by the company

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.
Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.
Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
     . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
     .  The extent that peer companies have eliminated GMOs
     . The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
     . Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
     . The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States, unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending
Vote CASE-BY-CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
     . Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
     . Whether the company has adequately disclosed the financial risks of its subprime business
     . Whether the company has been subject to violations of lending laws or serious lending controversies
     .  Peer companies' policies to prevent abusive lending practices

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Second-hand smoke:
     . Whether the company complies with all local ordinances and regulations . The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
     .  The risk of any health-related liabilities
Advertising to youth:
     . Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
     . Whether the company has gone as far as peers in restricting advertising . Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     . Whether restrictions on marketing to youth extend to foreign countries Cease production of tobacco-related products or avoid selling products to tobacco companies:
     .  The percentage of the company's business affected
     . The economic loss of eliminating the business versus any potential tobacco-related liabilities
Spin-off tobacco-related businesses:
     .  The percentage of the company's business affected
     .  The feasibility of a spin-off
     .  Potential future liabilities related to the company's tobacco business

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY
Arctic National Wildlife Refuge
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
     .  Whether there are publicly available environmental impact reports
     . Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills, and
     .  The current status of legislation regarding drilling in ANWR

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
     . The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
     . The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills
     . Environmentally conscious practices of peer companies, including endorsement of CERES
     .  Costs of membership and implementation

Environmental Reports
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
     . The company's level of disclosure lags that of its competitors, or . The company has a poor environmental track record, such as violations of federal and state regulations

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
     .  The nature of the company's business and the percentage affected
     .  The extent that peer companies are recycling
     .  The timetable prescribed by the proposal
     .  The costs and methods of implementation
     . Whether the company has a poor environmental track record, such as violations of federal and state regulations

Renewable Energy
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
     .  The nature of the company's business and the percentage affected
     . The extent that peer companies are switching from fossil fuels to cleaner sources
     .  The timetable and specific action prescribed by the proposal
     .  The costs of implementation
     .  The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES
Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
     .  The relevance of the issue to be linked to pay
     . The degree that social performance is already included in the company's pay structure and disclosed
     . The degree that social performance is used by peer companies in setting pay
     . Violations or complaints filed against the company relating to the particular social performance measure
     . Artificial limits sought by the proposal, such as freezing or capping executive pay

     .  Independence of the compensation committee
     .  Current company pay levels

Charitable/Political Contributions
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
     . The company is in compliance with laws governing corporate political activities, and
     . The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.
Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS
China Principles
Vote AGAINST proposals to implement the China Principles unless:
     . There are serious controversies surrounding the company's China operations, and
     . The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)

Country-specific human rights reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
     .  The nature and amount of company business in that country
     .  The company's workplace code of conduct
     .  Proprietary and confidential information involved
     .  Company compliance with U.S. regulations on investing in the country
     .  Level of peer company involvement in the country

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     . The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
     .  Agreements with foreign suppliers to meet certain workplace standards
     .  Whether company and vendor facilities are monitored and if so, how
     .  Company participation in fair labor organizations
     .  Type of business
     .  Proportion of business conducted overseas
     .  Countries of operation with known human rights abuses
     . Whether the company has been recently involved in significant labor and human rights controversies or violations
     .  Peer company standards and practices
     .  Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
     . The company does not operate in countries with significant human rights violations
     . The company has no recent human rights controversies or violations, or . The company already publicly discloses information on its vendor standards compliance

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
     . Company compliance with or violations of the Fair Employment Act of 1989 . Company antidiscrimination policies that already exceed the legal requirements
     .  The cost and feasibility of adopting all nine principles
     . The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
     .  The potential for charges of reverse discrimination
     . The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
     .  The level of the company's investment in Northern Ireland
     .  The number of company employees in Northern Ireland
     .  The degree that industry peers have adopted the MacBride Principles
     . Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles

MILITARY BUSINESS
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
     .  Whether the company has in the past manufactured landmine components
     .  Whether the company's peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
     .  What weapons classifications the proponent views as cluster bombs
     . Whether the company currently or in the past has manufactured cluster bombs or their components
     .  The percentage of revenue derived from cluster bomb manufacture
     .  Whether the company's peers have renounced future production

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses and withdrawal from these contracts could have a negative impact on the company's business.

Spaced-Based Weaponization
Generally vote FOR reports on a company's involvement in spaced-based weaponization, unless:
     . The information is already publicly available, or . The disclosures sought could compromise proprietary information

WORKPLACE DIVERSITY
Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless:
     . The board composition is reasonably inclusive in relation to companies of similar size and business, or
     . The board already reports on its nominating procedures and diversity initiatives

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
     .  The degree of board diversity
     .  Comparison with peer companies
     .  Established process for improving board diversity
     .  Existence of independent nominating committee
     .  Use of outside search firm
     .  History of EEO violations

Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives, unless all of the following apply:

     .  The company has well-documented equal opportunity programs
     . The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
     .  The company has no recent EEO-related violations or litigation

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
     . The composition of senior management and the board is fairly inclusive . The company has well-documented programs addressing diversity initiatives and leadership development
     . The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
     . The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
     . Whether the company's EEO policy is already in compliance with federal, state and local laws
     . Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
     .  The industry norm for including sexual orientation in EEO statements
     . Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. Mutual Fund Proxy Issues

Election of Directors
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:
     .  Board structure
     .  Director independence and qualifications
     .  Attendance at board and committee meetings

Votes should be withheld from directors who:
     . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
     . Ignore a shareholder proposal that is approved by a majority of shares outstanding
     . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
     . Are interested directors and sit on the audit or nominating committee, or
     . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

Convert Closed-end Fund to Open-end Fund
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
     .  Past performance as a closed-end fund
     .  Market in which the fund invests
     .  Measures taken by the board to address the discount
     .  Past shareholder activism, board activity
     .  Votes on related proposals

Proxy Contests
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
     .  Past performance relative to its peers
     .  Market in which fund invests
     .  Measures taken by the board to address the issues
     . Past shareholder activism, board activity and votes on related proposals . Strategy of the incumbents versus the dissidents
     .  Independence of directors
     .  Experience and skills of director candidates
     .  Governance profile of the company
     .  Evidence of management entrenchment

Investment Advisery Agreements
Votes on investment advisery agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
     .  Proposed and current fee schedules
     .  Fund category/investment objective
     .  Performance benchmarks
     .  Share price performance compared to peers
     .  Resulting fees relative to peers
     .  Assignments (where the adviser undergoes a change of control)

Approve New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
     .  Stated specific financing purpose
     .  Possible dilution for common shares
     .  Whether the shares can be used for anti-takeover purposes

1940 Act Policies
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
     .  Potential competitiveness
     .  Regulatory developments
     .  Current and potential returns
     .  Current and potential risk

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental
Restriction
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
     .  The fund's target investments
     .  The reasons given by the fund for the change
     .  The projected impact of the change on the portfolio

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
     .  Political/economic changes in the target market
     .  Consolidation in the target market
     .  Current asset composition

Change in Fund's Subclassification
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:
     .  Potential competitiveness
     .  Current and potential returns
     .  Risk of concentration

     .  Consolidation in target industry

Disposition of Assets/Termination/Liquidation
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
     .  Strategies employed to salvage the company
     .  The fund's past performance
     .  Terms of the liquidation

Changes to the Charter Document
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
     .  The degree of change implied by the proposal
     .  The efficiencies that could result
     .  The state of incorporation
     .  Regulatory standards and implications

Vote AGAINST any of the following changes:
     . Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
     . Removal of shareholder approval requirement for amendments to the new declaration of trust
     . Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
     . Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
     . Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
     . Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund's Domicile
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
     .  Regulations of both states
     .  Required fundamental policies of both states
     .  Increased flexibility available

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder
Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
     .  Fees charged to comparably sized funds with similar objectives
     .  The proposed distributor's reputation and past performance
     .  The competitiveness of the fund in the industry
     .  Terms of the agreement

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
     .  Resulting fee structure
     .  Performance of both funds
     .  Continuity of management personnel
     .  Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Adviser
Vote to terminate the investment adviser on a CASE-BY-CASE basis, considering the following factors:

     .  Performance of the fund's NAV
     .  The fund's history of shareholder relations
     .  The performance of other funds under the adviser's management

V. How to Obtain Further Information

Clients may obtain Fred Alger Management, Inc.'s Proxy Voting Policies and Procedures by accessing Alger's website, http://www.alger.com or by calling toll-free, (800) 223-3810. Clients may obtain information about how the investment adviser voted proxies by calling toll-free, (800) 223-3810. These materials will be mailed to clients upon request.

7/01

                                                                       EXHIBIT C
                                                                       ---------

Davis Selected Advisers, LP
("Davis Advisors")
Proxy Voting Procedures and Policies
Amended as of August 6, 2003

Table of Contents
I. Introduction
II. Principals
III. Fiduciary Duties of Care and Loyalty
IV. General Proxy Voting Policies
V. Ensuring Proxies are Voted
VI. Identifying and Resolving Potential Conflicts of Interest
VII. Proxy Oversight Group
VIII. Shareholder Activism
IX. Obtaining Copies of Davis Advisors' Proxy Voting Procedures and Policies and/or How Proxies Were Voted
X. Summary of Proxy Voting Procedures and Policies
XI. Records
XII. Amendments
Exhibit A, "General Proxy Voting Policies"

I. Introduction
Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients.
Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.
Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.
Davis Advisors has established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

II. Principals
Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's board, as well as exercise their right to grant or withhold approval for actions proposed by the board of directors or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Allow responsible management teams to run the business - Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally abstain from voting on proposals that seek to place restrictions on management in order to promote social or environmental agendas. Please see Davis Advisors' General Proxy Voting Policies for more details ("Exhibit A").

III. Fiduciary Duties of Care and Loyalty
Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, Davis Advisors must act in the best interest of the client and not in its own interest.

When Davis Advisors has been granted the authority to vote client proxies, Davis Advisors owes the client the duties of "care" and "loyalty":

(1) The duty of care requires Davis Advisors to monitor corporate actions and vote client proxies if it has undertaken to do so.
(2) The duty of loyalty requires Davis Advisors to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client's interest to Davis Advisors' own interests.

IV. General Voting Policies
Attached to these Proxy Voting Procedures and Policies is Exhibit A, "General Proxy Voting Policies," that describes Davis Advisors' pre-determined proxy voting policies. Davis Advisors may, however, deviate from its general proxy voting polices in order to accomplish a specific objective. All deviations from the general proxy voting polices shall be documented.

V. Ensuring Proxies are Voted
The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if Davis Advisors has been assigned the right to vote the proxies. Scope. If a client has not authorized Davis Advisors to vote its proxies, then these Procedures and Policies shall not apply to that client's account. The scope of Davis Advisors' respons ibilities with respect to voting proxies are ordinarily determined by Davis Advisors' contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

Cost/Benefit Analysis.
Davis Advisors is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client's best interest, such as when Davis Advisors determines that the cost of voting the proxy exceeds the expected benefit to the client. Davis Advisors shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

Davis Advisors is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company's shares are no longer held by Davis Advisors clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients' holdings.

Record of Voting
The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Exhibit A "General Proxy Voting Policies".

VI. Identifying and Resolving Potential Conflicts of Interest
Potential Conflicts of Interest
A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors interests and those of its clients, Davis Advisors will consider:
(1) Whether Davis Advisors has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Davis Advisors may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to Davis Advisors. Such business could include managing company retirement plans, serving as sub-adviser for funds sponsored by the company; or

(2) Whether there are any business or personal relationships between a Davis Advisors employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality.
Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote. If (i) Davis Advisors clients control less than 2 1/2% of the voting company's eligible vote; and (ii) less than 2 1/2% of Davis Advisors assets under management are controlled by the voting company, then the conflict of interest is presumed to be immaterial. Materiality will be judged by facts reasonably available to Davis Advisors at the time the materiality determination is made and Davis Advisors is not required to investigate remote relationships or affiliations.

Identifying Potential Conflicts of Interest
The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

Resolving Potential Conflicts of Interest
The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential Conflicts, and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:
(1) Votes consis tent with Exhibit A, "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;
(2) Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;
(3) Davis Advisors may obtain guidance from an independent third party;
(4) The potential conflict may be immaterial; or
(5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

VII. Proxy Oversight Group
Davis Advisors has established a Proxy Oversight Group, a committee of senior Davis Advisors officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:
(1) Establishes, amends, and interprets proxy voting procedures and policies;
and
(2) Resolves conflicts of interest identified by the Compliance Department. Composition of the Proxy Oversight Group
The following are the members of the Proxy Oversight Group. Davis Advisors':
(1) Proxy Analyst;
(2) Chief Compliance Officer; and
(3) Chief Legal Officer.
Two or more members shall constitute a quorum. Meetings may be held by telephone. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

VIII. Shareholder Activism
Davis Advisors' fiduciary duties to its clients do not necessarily require Davis Advisors to become a "shareholder activist." As a practical matter, Davis Advisors will determine whether to engage in management discussion based upon its costs and expected benefits to clients. Prior to casting a single vote, Davis Advisors may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, Davis Advisors may discuss with company management its views on key issues that affect shareholder value.

Opening lines of communication with company management to discuss these types of issues can often prove beneficial to Davis Advisors' clients.

IX. Obtaining Copies of Davis Advisors' Proxy Voting Procedures and Policies and/or How Proxies Were Voted
Davis Advisors' clients may obtain a copy of Davis Advisors' Proxy Voting Procedures and Policies and/or are record of how their own proxies were voted by writing to:

Davis Selected Advisers, L.P.
Attn: Chief Compliance Officer
2949 East Elvira Road, Suite 101
Tucson, Arizona, 85706

No party is entitled to obtain a copy of how proxies, other than their own, were voted without valid government authority.

X. Summary of Proxy Voting Procedures and Policies
Davis Advisors shall maintain a summary of its Proxy Voting Procedures and Policies which also describes how a client may obtain a copy of Davis Advisors' Proxy Voting Procedures and Policies. This summary shall be included in Davis Advisors' Form ADV Part II, which is delivered to all new clients.

XI. Records
Davis Advisors' Chief Compliance Officer shall make retain for the legally required periods the following records:
(a) Copies of Davis Advisors' Proxy Voting Procedures and Policies and each amendment thereof;
(b) Proxy statements received regarding client securities;
(c) Records of votes Davis Advisors cast on behalf of clients;
(d) Records of written client requests for proxy voting information and Davis Advisors' response; and
(e) Any documents prepared by Davis Advisors that were material to making a decision how to vote, or that memorialized the basis of the decision.

XII. Amendments
Davis Advisors' Proxy Oversight Group may amend these Proxy Procedures and Policies from time to time. Clients shall be notified of material changes.

Exhibit A
Davis Selected Advisers, L.P.
General Proxy Voting Policies
As Amended: August 6, 2003
Notice: Davis Selected Advisers, L.P. ("DSA") has established the following general principals for voting proxies on behalf of its clients. While these principals shape our policies, DSA always reviews each proxy individually. As a result, there may be cases in which particular circumstances lead us to vote an individual proxy differently than otherwise stated within this document. In such exceptional cases, we will document our reasoning. Although our decisions may prove to have been incorrect in the light of future events, they will always be made with the intention of maximizing the long-term value of our clients' investment. Items not addressed within these policies will be evaluated on a case-by-case basis.

I. The Board of Directors
A. Voting on Director Nominees in Uncontested Elections
As Corporate Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees will be shaped by our assessment of a director's record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors' performance in this area. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management's performance. Appropriate hurdles should include the company's performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles. Although such a philosophy does not allow for exact precision, .. We will generally withhold votes for directors of any company that issues options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.
.. We will generally withhold votes for directors of companies that issue more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.
.. We will generally withhold votes for any director of any company that issues a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.
.. We will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.
.. We will generally vote for pulling future option grants into the present year. Directors also bear responsibility for the presentation of a company's financial statements and for the choice of broad accounting policies.
We believe directors should favor conservative policies. Specifically, .. We will generally withhold votes for any director of any company that does not account for employee stock options as an expense in the calculation of net income by January 2004.
.. We will generally withhold votes for any director of any company that uses unrealistic returns and assumptions in calculating a company's pension obligations, expenses or pension fund returns.

In voting on director nominees, we will also consider the following factors:
.. long-term corporate performance
.. nominee's investment in the company
.. corporate governance provisions and takeover activity (discussed in Sections III and IV)
.. director compensation
.. number of other board seats held by nominee
.. interlocking directorships
.. nominee's attendance at meetings (past two years)
.. relevant business experience
.. ethical track record

B. Classification/Declassification of the Board
We vote against proposals to classify the board.
We vote for proposals to repeal classified boards and to elect all directors annually.

II. Executive Compensation
We believe in pay for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.
1. Over the long-term, what is the minimum level of shareholder returns below which management's performance would be considered poor?

[ ] Performance below that of the S&P 500.
[ ] Performance below a pre-selected group of competitors.
[ ] Performance below the company's cost of equity capital.

2. Does the company's proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above? In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is "yes," as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate - or actually do not go up at all but are simply volatile - over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned.

Recognizing that many companies have and will continue to issue non-qualified stock options as part of their long term incentive compensation plans, we have devolved guidelines to determine the appropriate maximum amount to be given in any one year. Our thinking on this issue is shaped by the fact that America's Ten Most Admired Companies as determined by Fortune Magazine for 2002 had an average annual option grant over the last seven years of only 1.4 percent (excluding Microsoft at 1.2 percent). As a result, we believe a large option program is not a necessary characteristic of either highly admired or high-performing companies. As a result,
[ ] We will generally vote against any compensation plan that grants options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.
[ ] We will generally vote against any compensation plan that grants more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.
[ ] We will generally vote against any compensation plan that grants a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.
[ ] We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices.
[ ] We will generally vote against multi-year authorizations of shares to be used for compensation unless the company's past actions have been consistent with these policies.
[ ] We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.

III. Tender Offer Defenses
A. Poison Pills
We will generally vote against management proposals to ratify a poison pill.
We will generally vote for shareholder proposals to redeem a poison pill.
B. Fair Price Provisions
We will generally vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
We will generally vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
C. Greenmail
We will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments. We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
D. Pale Greenmail
We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.
E. Unequal Voting Rights
We will generally vote against dual class exchange offers.
We will generally vote against dual class recapitalizations.
F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
G. Supe rmajority Shareholder Vote Requirement to Approve Mergers
We will generally vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
H. White Squire Placements
We will generally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

IV. Proxy Contests
A. Voting for Director Nominees in Contested Elections
Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:
.. long-term financial performance of the target company relative to its industry .. management's track record
.. background to the proxy contest
.. qualifications of director nominees (both slates)
.. evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met
.. stock ownership positions
B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

V. Proxy Contest Defenses
A. Board Structure: Staggered vs. Annual Elections
We will generally vote against proposals to classify the board.
We will generally vote for proposals to repeal classified boards and to elect all directors annually.
B. Shareholder Ability to Remove Directors
We will generally vote against proposals that provide that directors may be removed only for cause.
We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.
We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.
C. Cumulative Voting
We will generally vote against proposals to eliminate cumulative voting.
We will generally vote for proposals to permit cumulative voting.
D. Shareholder Ability to Call Special Meetings
We will generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.
We will generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.
E. Shareholder Ability to Act by Written Consent
We will generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
We will generally vote for proposals to allow or make easier shareholder action by written consent.
F. Shareholder Ability to Alter the Size of the Board
We will generally vote for proposals that seek to fix the size of the board.
We will generally vote against proposals that give management the ability to alter the size of the board without shareholder approval.

VI. Auditors
A. Ratifying Auditors
We will generally vote for proposals to ratify auditors, unless any of the following apply:
[ ] An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent
[ ] Fees for non-audit services are excessive, or
[ ] There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
We vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
We will generally vote for shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company. (Sarbanes-Oxley mandates that the partners on a company's audit engagement be subject to five-year term limits.)

VII. Miscellaneous Governance Provisions
A. Confidential Voting
We will generally vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested ele ction, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place.
If the dissidents do not agree, the confidential voting policy is waived.
We will generally vote for management proposals to adopt confidential voting.
B. Equal Access
We will generally vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
C. Bundled Proposals
We review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote against the proposals. If the combined effect is positive, we will generally vote for the proposals.
D. Shareholder Advisory Committees
We review on a case-by-case basis proposals to establish a shareholder advisory committee.
E. Stock Ownership Requirements
We will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be longterm shareholders). We oppose the awarding of stock options to directors.
F. Term of Office and Independence of Committees
We will generally vote against shareholder proposals to limit the tenure of outside directors.
We will generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
G. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by- case basis.
We will generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.
We will generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
We will generally vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.
H. Charitable Contributions
We will generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.
I. Age Limits

We will generally vote against shareholder proposals to impose a mandatory retirement age for outside directors.
J. Board Size
We will generally vote for proposals seeking to fix the board size or designate a range for the board size.
We will generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
K. Cumulative Voting
We will generally vote against proposals to eliminate cumulative voting.
We will generally vote for proposals to restore or permit cumulative voting.
L. Establish/Amend Nominee Qualifications
We vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
We will generally vote against shareholder proposals requiring two candidates per board seat.
M. Filling Vacancies/Removal of Directors
We will generally vote against proposals that provide that directors may be removed only for cause.
We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.
We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.
N. OBRA-Related Compensation Proposals
[ ] Amendments that Place a Cap on Annual Grant or Amend Administrative Features We will generally vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
[ ] Amendments to Added Performance-Based Goals
We will generally vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
[ ] Amendments to Increase Shares and Retain Tax Deductions Under OBRA
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a case-by-case basis.
[ ] Approval of Cash or Cash-and-Stock Bonus Plans
We will generally vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.
O. Shareholder Proposals to Limit Executive and Director Pay
We will generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.
We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
P. Golden and Tin Parachutes
We will generally vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
Q. Employee Stock Ownership Plans (ESOPs)
We will generally vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).
R. 401(k) Employee Benefit Plans
We will generally vote for proposals to implement a 401(k) savings plan for employees.
S. Stock Plans in Lieu of Cash
We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a case-by-case basis. We will generally vote for plans which provide a dollar-for-dollar cash for stock exchange.
We review plans which do not provide a dollar-for-dollar cash for stock exchange on a case-by-case basis.
T. Director Retirement Plans
We will generally vote against retirement plans for non-employee directors.
We will generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.
VIII. State of Incorporation
A. Voting on State Takeover Statutes
We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
B. Voting on Reincorporation Proposals
Proposals to change a company's state of incorporation are examined on a case-by-case basis.
IX. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:
.. anticipated financial and operating benefits
.. offer price (cost vs. premium)
.. prospects of the combined companies
.. how the deal was negotiated
.. changes in corporate governance and their impact on shareholder rights
B. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.
C. Spin-offs
Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
D. Asset Sales
Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
E. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
F. Appraisal Rights
We will generally vote for proposals to restore, or provide shareholders with, rights of appraisal.
G. Changing Corporate Name
We will generally vote for changing the corporate name.
X. Social and Environmental Issues
In general, we abstain from voting on shareholder social and environmental proposals on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.
XI. Capital Structure
A. Common Stock Authorization
We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.
We use quantitative criteria that measure the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an "allowable increase" for the company is set. The top quartile performers will have the largest allowable increase. If the requested increase is greater than the "allowable increase" we will generally vote against the proposal.
B. Reverse Stock Splits
We will review management proposals to implement a reverse stock split on a case-by-case basis.
We will generally support a reverse stock split if management provides a reasonable justification for the split.
C. Blank Check Preferred Authorization
We will generally vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.
We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote against the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.
D. Shareholder Proposals Regarding Blank Check Preferred Stock
We will generally vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
E. Adjust Par Value of Common Stock
We will generally vote for management proposals to reduce the par value of common stock.
F. Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.
G. Debt Restructurings
We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:
.. Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
.. Change in Control - Will the transaction result in a change in control of the company?
.. Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?
Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
H. Share Repurchase Programs
We will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
I. Dual-class Stock
We will generally vote against proposals to create a new class of common stock with superior voting rights.
We will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:
[ ] It is intended for financing purposes with minimal or no dilution to current shareholders.
[ ] It is not designed to preserve the voting power of an insider or significant shareholder.
J. Issue Stock for Use with Rights Plan
We will generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
K. Preferred Stock
We will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
We will generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
We will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
We will generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.
L. Recapitalization
We vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.
M. Reverse Stock Splits
We will generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote for management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.
N. Stock Distributions: Splits and Dividends
We will generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.
O. Tracking Stock
Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

                                                                       EXHIBIT D
                                                                       ---------

                              NEUBERGER BERMAN, LLC

                        NEUBERGER BERMAN MANAGEMENT INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                         Non-Socially Responsive Clients

I.   Introduction and General Principles
     -----------------------------------

A. Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II.  Responsibility and Oversight
     ----------------------------

A. NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

     (1) developing, authorizing, implementing and updating NB's policies and procedures;

     (2)  overseeing the proxy voting process; and

     (3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. Proxy Voting Guidelines
     -----------------------

A. NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

B. Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV.  Proxy Voting Procedures
     -----------------------

A. NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

(2)  vote and submit proxies in a timely manner;

(3)  handle other administrative functions of proxy voting;

(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)  maintain records of votes cast; and

(6)  provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V.   Conflicts of Interest
     ---------------------

A. NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

B. ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

C. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

D. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

E.   Material conflicts cannot be resolved by simply abstaining from voting.

VI.  Recordkeeping
     -------------

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

     (1) a copy of these policies and procedures, which shall be made available to clients upon request;

     (2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

     (3)  a record of each vote cast (which ISS maintains on NB's behalf);

     (4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;

     (5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

     (6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII. Disclosure
     ----------

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

Effective June 2003

Proxy Committee as of June 2003
-------------------------------
Jack L. Rivkin       Chief Investment Officer
Judith Vale          Portfolio Manager
Ellen Metzger        Legal and Compliance
Vincent Pecoraro     Portfolio Administration

                                                                       EXHIBIT E
                                                                       ---------

Oppenheimer Capital LLC

Proxy Voting Policy and Procedures

Version 1.2 - Effective August 1, 2003

Oppenheimer Capital LLC

Proxy Voting Policy and Procedures

General Policy

Oppenheimer Capital LLC ("OpCap") vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, OpCaps' primary objective is to make voting decisions solely in the best interests of its clients. OpCap will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

This policy sets forth the general standards for proxy voting whereby OpCap has authority to vote its client's proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards for OpCap:

..  Exercising responsibility for voting decisions

..  Obligation to vote must be clearly established based on written guidelines

..  Resolving conflicts of interest

..  Making appropriate disclosures to clients

..  Creating and maintaining appropriate records

..  Providing clients access to voting records

..  Outsourcing the proxy voting administrative process

Responsibility for Voting Decisions
-----------------------------------

Chief Investment Officer
------------------------

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of OpCap to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of OpCap (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the "Proxy Committee").

           Proxy Committee
           ---------------

The Proxy Committee shall be governed by this policy and will perform the following duties:

     . Execute or engage a third party service provider to vote proxies in accordance with the Company's guidelines;

     . Document, in the form of a report, the resolution of any conflicts of interest between OpCap and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

     . Approve and monitor the outsourcing of voting obligations to third-parties; and

     . Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote Must be Clearly Established
----------------------------------------------

When an investment management or client relationship is established, the obligation of OpCap to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

OpCap's obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting Service is used.

Voting Proxies

Written Voting Guidelines
-------------------------

OpCap must establish general voting guidelines for recurring proposals ("Voting Guidelines"). (See Appendix No. 3 for reference.)

Flexibility
-----------

The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies
----------------------------------------------

OpCap shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, OpCap may refrain from voting a proxy on behalf of its clients' accounts.

In addition, OpCap may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on OpCap's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Resolving Conflicts of Interest
-------------------------------

OpCap may have conflicts that can affect how it votes its clients' proxies. For example, OpCap may manage a pension plan whose management is sponsoring a proxy proposal. OpCap may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, OpCap may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right. For this reason, OpCap shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to prevent potential conflicts between OpCap and Allianz Dresdner group companies, OpCap maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. OpCap has implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of OpCap shall designate an employee or a proxy committee to be responsible for addressing how OpCap resolves such material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients
-----------------------------------------

OpCap shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

Creating and Maintaining Appropriate Records
--------------------------------------------

Recordkeeping Requirements
--------------------------

In keeping with applicable law/1/, OpCap's recordkeeping requirements are as follows:

     .  Copies of the OpCap Proxy Voting Policy and Procedures;

     . Copies or records of each proxy statement received with respect to clients' securities for whom OpCap exercises voting authority; Records of votes cast on behalf of clients;

     . Records of each vote cast as well as certain records pertaining to OpCap's decision on the vote;

     .  Records of written client request for proxy voting information;

Records of written responses from OpCap to either written or oral client request;

Retention of Records
--------------------

Records are kept for at least six years following the date that the vote was cast. OpCap may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records
------------------------------------------

Access by Clients
-----------------

Generally, clients of OpCap has the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by OpCap shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties
-----------------------

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing The Proxy Voting Process
------------------------------------

To assist in the proxy voting process, OpCap may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to OpCap should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

----------
Endnotes

/1/ SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR
275.204-2] under the Investment Advisers Act of 1940 [15 U.S.C. 80b] ("Advisers Act" or "Act")

                                 Appendix No. 1
                                 --------------

                           Part II Form ADV Disclosure

General Proxy Voting Policy

Oppenheimer Capital LLC (the "Company") typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person,
(iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities.

Conflicts of Interest

The Company may have conflicts of interest that can affect how it votes its clients' proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients' proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account's securities were voted, please contact your account representative at
(877) 716-9787.

                                 Appendix No. 2
                                 --------------

            Sample letter to accompany Proxy Voting Policy Statement

Insert: Date

Insert: Client name and address

Reference: Proxy Voting Policy and Procedure

Dear Client:

On January 31, 2003 the SEC adopted a new rule 206(4)-6, "Proxy Voting" under the Investment Advisers Act of 1940. The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients' proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients' proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they can obtain information from the adviser about how the adviser has voted their proxies.

In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company's most recent Form ADV Part II, which includes a description of the Company's Proxy Voting procedures in the form of a General Proxy Voting Policy Statement.

Should you have any questions, please do not hesitate to contact me at insert phone #.

Sincerely,

                                                                       EXHIBIT D

                                 Appendix No. 3
                                 --------------
                              Oppenheimer Capital
                            Proxy Voting Guidelines

Table of Contents

Proposal
No.       Description                                                    Pg. No.
--------------------------------------------------------------------------------
Management Proposals

Auditor Related................................................................5
101.      Ratification of Auditors
102.      Auditor Indemnification

Board of Directors.............................................................5
201.      Election of Board of Directors
202.      Board Independence
203.      Changes in Board Size
204.      Cumulative Voting
205.      Director Duties and Stakeholder Laws
206.      Director Indemnification and Liability Protection
207.      Key Committee Composition

Compensation Related...........................................................6
301.      Employee Stock Ownership Plans (ESOP)
302.      Executive/Director/Outside Director Stock Option Plans
303.      401k Employee Benefit Plans
304.      Golden Parachutes
305.      Director Fees
306.      Pension Fund Credits

Capital Structure..............................................................7
401.      Authorization of Additional Common Stock
402.      Authorization of Additional Preferred Stock
403.      Issuance of Additional Debt
404.      Reduction of Shares
405.      Share Repurchase Programs
406.      Preemptive Rights
407.      Adjustments to Par Value of Common Stock
408.      Debt Restructurings

Proxy Voting Guidelines
Table of Contents (Continued)

Proposal
No.       Description                                                    Pg. No.
--------------------------------------------------------------------------------
Management Proposals

Corporate Transactions.........................................................8
501.      Mergers and Acquisitions
502.      Asset Sales
503.      Changing Corporate Name
504.      Corporate Restructurings
505.      Liquidations
506.      Spin-Offs

Anti-Takeover Defenses and Related Proposals...................................9
601.      Greenmail
602.      Poison Pills
603.      Supermajority Shareholder Vote Requirements
604.      Classified Boards
605.      Fair Price Provisions
606.      Unequal Voting Rights
607.      Reincorporation/Exemption from Takeover Laws

Other.........................................................................10
901.      Annual Meetings
902.      Confidential Voting, Independent Tabulations and Inspections
903.      Disgorgement Provisions
904.      Mutual Fund Issues
905.      Share-Blocking
906.      Shares Out on Loan

Proxy Voting Guidelines
Table of Contents (Continued)

Proposal
No.       Description                                                    Pg. No.
--------------------------------------------------------------------------------
Management Proposals

Auditor Related...............................................................12
SP-101.   Ratification of Auditors
SP-102.   Independence of Auditors
SP-103.   Audit Firm Rotation

Board of Directors............................................................12
SP-201.   Minimum Director Stock Ownership
SP-202.   Board Independence
SP-203.   Age Limits
SP-204.   Cumulative Voting
SP-205.   Director Duties and Stakeholder Laws
SP-206.   Director Attendance at Annual Meetings
SP-207.   Key Committee Composition
SP-208.   Limit Director Tenure

Compensation Related..........................................................13
SP-301.   Holding Periods
SP-302.   Future Stock Option Awards
SP-303.   Accounting Treatment of Stock Option Awards
SP-304.   Golden Parachutes
SP-305.   Limits on Executive and Director Compensation
SP-306.   Requests for Additional Disclosure of Executive Compensation
SP-307.   Reports on Executive Retirement Benefits

Capital Structure.............................................................13
SP-401.   Preemptive Rights
SP-402.   Authorization of Blank Check Preferred Stock

Corporate Transactions........................................................14
SP-501.   Rights of Appraisal

Anti-Takeover Defenses and Related Proposals..................................14
SP-601.   Greenmail
SP-602.   Poison Pills
SP-603.   Supermajority Shareholder Vote Requirements
SP-604.   Classified Boards
SP-605.   Fair Price Provisions
SP-606.   Equal Access
SP-607.   Reincorporation/Exemption from Takeover Laws

Proxy Voting Guidelines
Table of Contents (Continued)

Proposal
No.       Description                                                    Pg. No.
--------------------------------------------------------------------------------
Management Proposals

Proxy Contest Defenses........................................................14
SP-701.   Shareholders' Right to Call Special Meetings
SP-702.   Shareholder Action by Written Consent
SP-703.   Shareholders' Ability to Remove or Elect Directors

Social and Environmental Issues...............................................15
SP-801.   Environmental Issues / CERES Principles
SP-802.   Northern Ireland (MacBride Principles)
SP-803.   South Africa (Statement of Principles)
SP-804.   Other Political/Social/Special Interest Issues

Other.........................................................................15
SP-901.   Annual Meetings
SP-902.   Confidential Voting, Independent Tabulations and Inspections
SP-903.   Abstention Votes
SP-904.   Existing Dual Class Companies
SP-905.   Special Reports/Additional Disclosure
SP-906.   Lack of Information
SP-907.   Shareholder Advisory Committee

--------------------------------------------------------------------------------

                                                                       EXHIBIT D

GUIDELINES FOR VOTING ON MANAGEMENT PROPOSALS

OpCap will generally vote on management proposals as follows:

AUDITOR RELATED
--------------------------------------------------------------------------------

101. Ratification of Auditors: OpCap will generally vote for management proposals to ratify the selection of auditors unless:

     .    The audit firm is not independent in fact or appearance;
     . The audit firm has rendered an opinion that is publicly known to not be an indication of the company's true financial position; or
     . There are significant doubts that have been publicly raised regarding the audit firm's integrity or objectivity.

102. Auditor Indemnification: OpCap will generally vote against management proposals to indemnify the auditors.

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

201. Election of Board of Directors: OpCap will generally vote with management for the routine election of directors unless:

     a. There are clear concerns due to the company having displayed a record of poor performance;
     b. The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or
     c.   Criminal activity by the board or a particular board nominee.

202. Board Independence: OpCap will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

203. Changes in Board Size: OpCap will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------

204. Cumulative Voting: OpCap will generally vote on a case-by-case basis for management proposals regarding cumulative voting.

205. Director Duties and Stakeholder Laws: OpCap will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

206. Director Indemnification and Liability Protection: OpCap will generally vote in favor of management proposals to limit Directors' liability and to broaden their indemnification.

     OpCap will generally vote against management proposals that would broaden the Directors' indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the duty of care standard.

207. Key Committee Composition: OpCap will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

COMPENSATION RELATED
--------------------------------------------------------------------------------

301. Employee Stock Ownership Plans (ESOP): OpCap will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP's provided that the following criteria are met:

     a.   The purchase price is at least 85% of fair market value;
     b.   The offering period is 27 months or less;
     c.   Voting power dilution is no more than 10%.

302. Executive/Director/Outside Director Stock Option Plans: OpCap will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, OpCap will generally consider the following criteria:

     a.   That the dilution of existing shares is no more than 5%;
     b.   That the stock option plan is incentive-based;
     c. That the stock option plan does not allow for discounted stock options;
     d. For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;
     e. For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

303. 401k Employee Benefit Plans: OpCap will generally vote for management proposals to implement a 401(k) savings plan for its employees.

COMPENSATION RELATED (CONTINUED)
--------------------------------------------------------------------------------

304. Golden Parachutes: OpCap will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

305. Director Fees: OpCap will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

306. Pension Fund Credits: OpCap will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

CAPITAL STRUCTURE
--------------------------------------------------------------------------------

401. Authorization of Additional Common Stock: OpCap will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. OpCap will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

     OpCap will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100% of existing authorized shares.

402. Authorization of Additional Preferred Stock: OpCap will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

     a.   The proposal is for the issuance of blank check preferred stock;
     b. The issuance of preferred stock is greater than 50% of current issued capital;
     c. The newly created preferred stock would have unspecified rights, i.e. voting, conversion, dividend distribution rights;
     d. The additional preferred shares will be used as part of a takeover defense.

403. Issuance of Additional Debt: OpCap will generally vote for management proposals to issue additional debt provided that the company's debt-to-equity ratio is between zero and one hundred percent.

     OpCap will evaluate proposals on a case-by-case basis where the debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

CAPITAL STRUCTURE (CONTINUED)
--------------------------------------------------------------------------------

404. Reduction of Shares: OpCap will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

     OpCap will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

405. Share Repurchase Programs: OpCap will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406. Preemptive Rights: OpCap will generally vote for management proposals to eliminate preemptive rights.

407. Adjustments to Par Value of Common Stock: OpCap will generally vote for management proposals to reduce the par value of common stock.

408. Debt Restructurings: OpCap will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis. OpCap will generally consider the following criteria:

     a.   Reasonableness of the dilution;
     b. The impact that the restructuring and determining if it will be beneficial to existing shareholders;
     c.   The threat of bankruptcy.

CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

501. Mergers and Acquisitions: OpCap will evaluate merger and acquisition management proposals on a case-by-case basis. OpCap will generally consider the following factors:

     a.   Anticipated financial and operating benefits;
     b.   Offer price (cost vs. premium);
     c.   Prospects of the combined companies;
     d.   How the deal was negotiated:
     e. Changes in corporate governance and their impact on shareholder rights;
     f.   Corporate restructuring;
     g.   Spin-offs;
     h.   Asset sales;
     i.   Liquidations;
     j.   Rights of appraisal.

--------------------------------------------------------------------------------

502. Asset Sales: OpCap will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet / working capital and value received for the asset.

503. Changing Corporate Name: OpCap will generally vote for management proposals regarding corporate name changes.

504. Corporate Restructurings: OpCap will evaluate corporate restructuring management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

505. Liquidations: OpCap will evaluate liquidation proposals by management on a case-by-case basis and will review management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

506. Spin-Offs: OpCap will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

601. Greenmail: OpCap will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder's agreement not to acquire the target company. OpCap will generally vote against management proposals to adopt anti-takeover greenmail provisions.

602. Poison Pills: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a "pill" (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

     OpCap will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

     a.   Best interest of the existing shareholders;
     b.   The current salaries of the target companies' officers;
     c.   Repurchase price for the shares by the target company;
     d.   Amount of cash invested in target company;
     e.   Percentage of ownership by target company management;
     f.   Perks for target company senior management;
     g.   Attitude toward tax deferral benefiting target company management;
     h.   Target company's employee expenses.

--------------------------------------------------------------------------------

     OpCap will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

603. Supermajority Shareholder Vote Requirements: OpCap will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

604. Classified Boards: OpCap will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

605. Fair Price Provisions: OpCap will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

606. Unequal Voting Rights: OpCap will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

607. Reincorporation/Exemption from Takeover Laws: On a case-by-case basis, OpCap will evaluate management proposals to opt out of state/country takeover laws and management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

OTHER
--------------------------------------------------------------------------------

901. Annual Meetings: OpCap will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting".

902. Confidential Voting, Independent Tabulations and Inspections: OpCap will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. OpCap will generally vote against management proposals to repeal such provisions.

903. Disgorgement Provisions: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status. OpCap will evaluate proposals to opt out of such provisions on a case-by-case basis.

OTHER (CONTINUED)
--------------------------------------------------------------------------------

904. Mutual Fund Issues: OpCap will evaluate the following mutual fund issues on a case-by-case basis:

     a.   Approve the merger of the funds;
     b.   Approve investment advisory agreement;
     c.   Change in fundamental investment policy;
     d.   Approve/amend sub-advisory agreement;

     e.   Approve conversion from closed-end to open-end fund.

905. Share-Blocking: OpCap will generally not vote proxies in countries where there is "share-blocking."

906. Shares Out on Loan: Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

GUIDELINES FOR VOTING ON SHAREHOLDER PROPOSALS

OpCap will generally vote on shareholder proposals as follows:

AUDITOR RELATED
--------------------------------------------------------------------------------

SP-101. Ratification of Auditors: OpCap will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-102. Independence of Auditors: OpCap will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103. Audit Firm Rotation: OpCap will generally vote against shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

SP-201. Minimum Director Stock Ownership: OpCap will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-202. Board Independence: OpCap will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-203. Age Limits: OpCap will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-204. Cumulative Voting: OpCap will evaluate shareholder proposals regarding cumulative voting on a case-by-case basis.

SP-205. Director Duties and Stakeholder Laws: OpCap will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

SP-206. Director Attendance at Annual Meetings: OpCap will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-207. Key Committee Composition: OpCap will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.

BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------

SP-208. Limit Director Tenure: OpCap will generally vote against shareholder proposals to limit the tenure of outside directors.

COMPENSATION RELATED
--------------------------------------------------------------------------------

SP-301. Holding Periods: OpCap will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-302. Future Stock Option Awards: OpCap will generally vote against shareholder proposals to ban future stock option grants to executives.

SP-303. Accounting Treatment of Stock Option Awards: OpCap will generally vote for shareholder proposals requesting that stock options be expensed.

SP-304. Golden Parachutes: OpCap will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-305. Limits on Executive and Director Compensation: OpCap will generally vote against shareholder proposals to limit executive and director compensation.

SP-306. Requests for Additional Disclosure of Executive Compensation: OpCap will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

SP-307. Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits): OpCap will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.

CAPITAL STRUCTURE
--------------------------------------------------------------------------------

SP-401. Preemptive Rights: OpCap will generally vote against shareholder proposals that seek preemptive rights.

SP-402. Authorization of Blank Check Preferred Stock: OpCap will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

SP-501. Rights of Appraisal: OpCap will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

SP-601. Greenmail: OpCap will generally vote for shareholder proposals to prohibit payment of greenmail.

SP-602. Poison Pills: OpCap will generally vote for shareholder proposals to require shareholder ratification of poison pills. OpCap will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-603. Supermajority Shareholder Vote Requirements: OpCap will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-604. Classified Boards: OpCap will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-605. Fair Price Provisions: OpCap will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-606. Equal Access: OpCap will generally vote for shareholder proposals to allow shareholders equal access to management's proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607. Reincorporation/Exemption from Takeover Laws: On a case-by-case basis, OpCap will evaluate shareholder proposals to opt out of state/country takeover laws and shareholder proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

PROXY CONTEST DEFENSES
--------------------------------------------------------------------------------

SP-701. Shareholders' Right to Call Special Meetings: OpCap will generally vote against shareholder proposals to grant shareholders' the ability to call special meetings.

SP-702. Shareholder Action by Written Consent: OpCap will generally vote against shareholder proposals to permit shareholders to take action by written consent.

PROXY CONTEST DEFENSES (CONTINUED)
--------------------------------------------------------------------------------

SP-703. Shareholders' Ability to Remove or Elect Directors: OpCap will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. OpCap will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES
--------------------------------------------------------------------------------

SP-801. Environmental Issues / CERES Principles: OpCap will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-802. Northern Ireland (MacBride Principles): OpCap will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803. South Africa (Statement of Principles): OpCap will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-804. Other Political/Social/Special Interest Issues: OpCap will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER
--------------------------------------------------------------------------------

SP-901. Annual Meetings: OpCap will generally vote against shareholder proposals to change the time or place of annual meetings.

SP-902. Confidential Voting, Independent Tabulations and Inspections: OpCap will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. OpCap will vote against shareholder proposals to repeal such provisions.

SP-903. Abstention Votes: OpCap will generally vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting unless required by state law.

OTHER (CONTINUED)
--------------------------------------------------------------------------------

SP-904. Existing Dual Class Companies: OpCap will generally vote against shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-905. Special Reports/Additional Disclosure: OpCap will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-906. Lack of Information: OpCap generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907. Shareholder Advisory Committee: OpCap will generally vote against shareholder proposals to establish shareholder advisory committees.

----------

                                                                       EXHIBIT F
                                                                       ---------

WELLINGTON MANAGEMENT COMPANY, LLP

Introduction
Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

Statement of Policies

As a matter of policy, Wellington Management:

1
Takes responsibility for voting client proxies only upon a client's written request.

2
Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3
Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

4
Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6
Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

7
                                       13

Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8
Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9
Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

     Authorization to Vote. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

     Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

     Reconciliation. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

     Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

     Proxy Voting. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

          [ ] Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

          [ ] Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

          [ ] Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

     Material Conflict of Interest Identification and Resolution Processes. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

     If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

     Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

     Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

     In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

     Lack of Adequate Information, Untimely Receipt of Proxy, Immaterial Impact, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

Additional Information
Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

     Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Wellington Management Company's Proxy Voting Guidelines
-------------------------------------------------------

Introduction Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

     These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

     Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines   Composition and Role of the Board of Directors

                    .  Election of Directors: For
                    .  Repeal Classified Board (SP): For
                    .  Adopt Director Tenure/Retirement Age (SP): Against
                    . Minimum Stock Ownership by Directors (SP): Case-by-Case . Adopt Director & Officer Indemnification: For
                    .  Allow Special Interest Representation to Board (SP):
                       Against
                    .  Require Board Independence (SP): For
                    .  Require Board Committees to be Independent (SP): For
                    . Require a Separation of Chair and CEO or Require a Lead Director (SP): Case-by-Case
                    . Boards not Amending Policies That are Supported by a Majority of
                    Shareholders: Withhold vote*

                       * on all Directors seeking election the following year

                    .  Approve Directors' Fees: For
                    .  Approve Bonuses for Retiring Directors: For
                    .  Elect Supervisory Board/Corporate Assembly: For

                    Management Compensation

                    .  Adopt/Amend Stock Option Plans: Case-by-Case
                    .  Adopt/Amend Employee Stock Purchase Plans: For
                    .  Eliminate Golden Parachutes (SP): For
                    .  Expense Future Stock Options (SP): For
                    . Shareholder Approval of All Stock Option Plans (SP): For . Shareholder Approval of Future Severance Agreements
                       Covering Senior Executives (SP): For
                    . Recommend Senior Executives Own and Hold Company Stock, not Including Options (SP): For
                    .  Disclose All Executive Compensation (SP): For

                    Reporting of Results

                    .  Approve Financial Statements: For
                    .  Set Dividends and Allocate Profits: For
                    . Limit Non-Audit Services Provided by Auditors (SP): For . Ratify Selection of Auditors and Set Their Fees: For
                    .  Elect Statutory Auditors: For

                    Shareholder Voting Rights

                    .  Adopt Cumulative Voting (SP): Against
                    .  Redeem or Vote on Poison Pill (SP): For
                    .  Authorize Blank Check Preferred Stock: Against
                    . Eliminate Right to Call a Special Meeting: Against . Increase Supermajority Vote Requirement: Against
                    .  Adopt Anti-Greenmail Provision: For
                    .  Restore Preemptive Rights: Case-by-Case
                    .  Adopt Confidential Voting (SP): For
                    .  Approve Unequal Voting Rights: Against
                    .  Remove Right to Act by Written Consent: Against
                    .  Approve Binding Shareholder Proposals: Case-by-Case

                    Capital Structure

                    .  Increase Authorized Common Stock: Case-by-Case
                    .  Approve Merger or Acquisition: Case-by-Case
                    . Approve Technical Amendments to Charter: Case-by-Case . Opt Out of State Takeover Statutes: For
                    .  Consider Non-Financial Effects of Mergers: Against
                    .  Authorize Share Repurchase: For
                    .  Authorize Trade in Company Stock: For
                    .  Issue Debt Instruments:For

                    Social Issues

                    .  Endorse the Ceres Principles (SP): Case-by-Case
                    .  Disclose Political and PAC Gifts (SP): For
                    . Require Adoption of International Labor Organization's Fair Labor Principles (SP): Case-by-Case

                    Miscellaneous

                    .  Approve Other Business: Abstain
                    .  Approve Reincorporation: Case-by-Case

PART C. OTHER INFORMATION

Item 23.  EXHIBITS

          (a)(1)  Agreement and Declaration of Trust, dated July 13, 1998/1/
          (a)(2) Amendment to the Agreement and Declaration of Trust, dated June 8, 1999/4/

          (a)(3) Amendment to the Agreement and Declaration of Trust, dated December 11, 2003*

          (b)     By-Laws, dated July 13, 1998/1/
          (c)     Not Applicable
          (d)(1) Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, Sun Capital Money Market Fund, Sun Capital Investment Grade Bond Fund and Sun Capital Real Estate Fund/2/
          (d)(2) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC Investors Foundation Fund/4/
          (d)(3) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC Select Equity Fund/4/
          (d)(4) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC Blue Chip Mid Cap Fund/4/
          (d)(5) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., Wellington Management Company LLP, and Sun Capital Advisers Trust, on behalf of its series, SC Investors Foundation Fund/4/
          (d)(6) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., Wellington Management Company LLP, and Sun Capital Advisers Trust, on behalf of its series, SC Select Equity Fund/4/
          (d)(7) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., Wellington Management Company LLP, and Sun Capital Advisers Trust, on behalf of its series, SC Blue Chip Mid Cap Fund/4/
          (d)(8) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC Value Equity Fund/5/
          (d)(9) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC Value Mid Cap Fund/5/
          (d)(10) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC Value Small Cap Fund/5/
          (d)(11) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC Value Managed Fund/5/
          (d)(12) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC Davis Venture Value Fund/5/
          (d)(13) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC Davis Financial Fund/5/
          (d)(14) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., OpCap Advisors, and Sun Capital Advisers Trust, on behalf of its series, SC Value Equity Fund/5/
          (d)(15) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., OpCap Advisors, and Sun Capital Advisers Trust, on behalf of its series, SC Value Mid Cap Fund/5/
          (d)(16) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., OpCap Advisors, and Sun Capital Advisers Trust, on behalf of its series, SC Value Small Cap Fund/5/
          (d)(17) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., OpCap Advisors, and Sun Capital Advisers Trust, on behalf of its series, SC Value Managed Fund/5/
          (d)(18) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., Davis Selected Advisers, L.P., and Sun Capital Advisers Trust, on behalf of its series, SC Davis Venture Value Fund/5/

          (d)(19) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., Davis Selected Advisers, L.P., and Sun Capital Advisers Trust, on behalf of its series, SC Davis Financial Fund/5/
          (d)(20) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC INVESCO Energy Fund/7/
          (d)(21) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC INVESCO Health Sciences Fund/7/
          (d)(22) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC INVESCO Technology Fund/7/
          (d)(23) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC INVESCO Telecommunications Fund/7/
          (d)(24) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, Neuberger Berman Mid- Cap Growth Fund/7/
          (d)(25) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC Neuberger Berman Mid-Cap Value Fund/7/
          (d)(26) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., INVESCO Funds Group, Inc., and Sun Capital Advisers Trust, on behalf of its series, SC INVESCO Energy Fund/7/
          (d)(27) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., INVESCO Funds Group, Inc., and Sun Capital Advisers Trust, on behalf of its series, SC INVESCO Health Sciences Fund/7/
          (d)(28) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., INVESCO Funds Group, Inc., and Sun Capital Advisers Trust, on behalf of its series, SC INVESCO Technology Fund/7/
          (d)(29) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., INVESCO Funds Group, Inc., and Sun Capital Advisers Trust, on behalf of its series, SC INVESCO Telecommunications Fund/7/

          (d)(30) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., Neuberger Berman Management, Inc., and Sun Capital Advisers Trust, on behalf of its series, SC Neuberger Berman Mid-Cap Growth Fund/10/
          (d)(31) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., Neuberger Berman Management, Inc., and Sun Capital Advisers Trust, on behalf of its series, SC Neuberger Berman Mid-Cap Value Fund/10/

          (d)(32) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, Sun Capital Equity Fund/8/
          (d)(33) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC Alger Growth Fund/8/
          (d)(34) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC Alger Growth & Income Fund/8/
          (d)(35) Form of Investment Advisory Agreement between Sun Capital Advisers, Inc. and Sun Capital Advisers Trust, on behalf of its series, SC Alger Small Capitalization Fund/8/
          (d)(36) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., Fred Alger Management, Inc., and Sun Capital Advisers Trust, on behalf of its series, SC Alger Growth Fund/8/
          (d)(37) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., Fred Alger Management, Inc., and Sun Capital Advisers Trust, on behalf of its series, SC Alger Income & Growth Fund/8/
          (d)(38) Form of Investment Advisory Agreement for Subadviser by and among Sun Capital Advisers, Inc., Fred Alger Management, Inc., and Sun Capital Advisers Trust, on behalf of its series, SC Alger Small Capitalization Fund/8/

          (e)(1)  Form of Underwriting Agreement/10/

          (f)     Not Applicable
          (g)(1)  Custody Agreement/3/
          (h)(1)  Administration Agreement/3/
          (h)(2)  Transfer Agency and Shareholder Service Agreement/3/
          (h)(3)  Form of Expense Limitation Agreement/9/

          (h)(4)  Form of Amendment to Expense Limitation Agreement*

          (i)     Opinion and Consent of Counsel/2/
          (j)     Consent of Certified Public Accountants*
          (k)     Not Applicable
          (l)(1)  Share Purchase Agreement for Money Market Fund/2/
          (l)(2)  Share Purchase Agreement for Sun Capital Real Estate Fund/2/
          (l)(3) Share Purchase Agreement for Sun Capital Investment Grade Bond Fund/2/

          (m) Form of Distribution and Service Plan Pursuant to Rule 12b-1 of the 1940 Act/10/
          (n)     Form of Plan Pursuant to Rule 18f-3 Under the 1940 Act/10/

          (o)     Not Applicable
          (p)(1)  Code of Ethics of Sun Capital Advisers Trust/6/

          (p)(2)  Code of Ethics of Sun Capital Advisers, Inc./10/
          (p)(3)  Code of Ethics of Wellington Management Company, LLP/10/
          (p)(4) Code of Ethics of Allianz Dresdner Asset Management of America/10/

          (p)(5)  Code of Ethics of Davis Selected Advisers, L.P./6/
          (p)(6)  Code of Ethics of INVESCO Funds Group, Inc./7/

          (p)(7)  Code of Ethics of Neuberger Berman Management, Inc./10/

          (p)(8)  Code of Ethics of Fred Alger Management, Inc./8/
          (q)(1)  Power of Attorney (Anderson, Jones, Paddock, Prieur,
                  Searcy)/2/
          (q)(2)  Power of Attorney (Alban)/3/

          /1/ Filed as an exhibit to Registrant's Registration Statement on July 15, 1998 and incorporated by reference herein.
          /2/ Filed as an exhibit to Pre-Effective Amendment No. 1 on November 5, 1998 and incorporated by reference herein.
          /3/ Filed as an exhibit to Post-Effective Amendment No. 1 on April 27, 1999 and incorporated by reference herein.
          /4/ Filed as an exhibit to Post-Effective Amendment No. 2 on June 17, 1999 and incorporated by reference herein.
          /5/ Filed as an exhibit to Post-Effective Amendment No. 4 on February 16, 2000 and incorporated by reference herein.
          /6/ Filed as an exhibit to Post-Effective Amendment No. 5 on April 28, 2000 and incorporated by reference herein.
          /7/ Filed as an exhibit to Post-Effective Amendment No. 6 on February 14, 2001 and incorporated by reference herein.
          /8/ Filed as an exhibit to Post-Effective Amendment No. 8 on November 30, 2001 and incorporated by reference herein.
          /9/ Filed as an exhibit to Post-Effective Amendment No. 10 on April 30, 2003 and incorporated by reference herein.

          /10/ Filed as an exhibit to Post-Effective Amendment No. 11 on November 23, 2003 and incorporated by reference herein.

          *       Filed herewith.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

The Registrant was organized by Sun Life Assurance Company of Canada primarily to provide a funding vehicle for assets received by various separate accounts of Sun Life Assurance Company of Canada (U.S.) and its affiliated insurance companies. Shares held by these separate accounts will generally be voted as directed by the owners of variable contracts participating in these separate accounts.

Item 25.  INDEMNIFICATION

Except as noted below, there is no contract, arrangement or statute under which any trustee, officer, underwriter or affiliated person of the Registrant is indemnified.

Under the Agreement and Declaration of Trust, dated July 13, 1998, establishing the Registrant as a trust under Delaware law, Article IV, Section 3 provides indemnification for the Registrant's trustees and officers except that no trustee or officer will be indemnified against any liability of which the trustee or officer would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Registrant's trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

Trustees and officers of the Registrant who are directors, officers or employees of the adviser may be entitled to indemnification in their capacities as directors, officers or employees of the adviser.

Under each Investment Advisory Agreement for Subadviser, Section 6 provides indemnification for the subadviser except that the subadviser will be liable for losses due to (a) the subadviser's causing a subadvised fund to violate any federal or state law, rule or regulation or any subadvised fund's investment policy or restriction, (b) the Subadviser's causing the subadvised fund to fail the diversification requirements of the Internal Revenue Code, or (c) the subadviser's willful misfeasance, bad faith or negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the subadvisory agreement.

Each Investment Advisory Agreement for Subadviser provides that the adviser shall indemnify the subadviser against any loss resulting from (a) the adviser's willful misfeasance, bad faith or negligence generally in the performance of its duties or the reckless disregard of its obligations or duties under the subadvisory agreement and (b) the adviser's breach of any duty or warranty under the agreement or any inaccurate representation. However, the subadvisory agreement does not indemnify the subadviser from liability for its own willful misfeasance, bad faith or negligence in the performance of its duties or reckless disregard of such duties.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

All of the information required by this item is set forth in the Forms ADV of the Registrant's investment adviser, Sun Capital Advisers, Inc., (File No. 801-39938) and the subadvisers to certain of its series, Wellington Management Company LLP (File No. 801-15908), OpCap Advisors (File No. 801-27180), Davis Selected Advisers, L.P. (File No. 801-31648), Neuberger Berman Management, Inc. (File No.801-8259), and Fred Alger Management, Inc. (File No. 801-106750). The following sections of the Forms ADV of Sun Capital Advisers, Inc., Wellington Management Company LLP, OpCap Advisors, Davis Selected Advisers, L.P., Neuberger Berman Management, Inc., and Fred Alger Management, Inc. are incorporated herein by reference: (a) Items 1 and 2 of Part II; and (b) Item 6, Business Background, of each Schedule D.

Item 27.  PRINCIPAL UNDERWRITERS


(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, H and I, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B and C, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account, and Managed Sectors Variable Account of Sun Life Assurance Company of Canada (U.S.).

(b)
Name and Principal    Position and Offices
Business Address*     with Underwriter

Imants Sakson         President
James M.A. Anderson   Director
Gary Corsi            Director
Ellen B. King         Clerk
George E. Madden      Vice President & Chief Compliance Officer
Michael L. Gentile    Vice President
John E. Coleman       Vice President
Nancy C. Atherton     Assistant Vice President & Tax Officer
Jane F. Jette         Financial/Operations Principal and Treasurer

* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c) Not applicable.


Item 28.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant, in whole or in part, at its principal executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, at the offices of Wellington Management Company LLP at 75 State Street, Boston, Massachusetts 02109, OpCap Advisors at 1345 Avenue of the Americas, New York, New York, 10105-4800, Davis Selected Advisers, L.P. at 124 East Marcy Street, Sante Fe, New Mexico 87501, Neuberger Berman Management, Inc., 605 Third Ave., New York, New York 10158, or Fred Alger Management, Inc., 30 Montgomery Street, Jersey City, New Jersey 07302. Records relating to the duties of the Registrant's custodian and transfer agent are maintained by State Street Bank & Trust Company at 225 Franklin Street, Boston, Massachusetts 02110.

Item 29.  MANAGEMENT SERVICES

Not applicable.

Item 30.  UNDERTAKINGS

Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this post-effective amendment no. 12 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Wellesley, The Commonwealth of Massachusetts, on the 29th day of April, 2004.


                                                     SUN CAPITAL ADVISERS TRUST


                                                     By: /s/ James M.A. Anderson
                                                        ------------------------
                                                             James M.A. Anderson
                                                         Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 12 has been signed below by the following persons in the capacities and on the dates indicated.


      Signatures           Title                     Date
------------------------   -----------------------   --------------

/s/ C. James Prieur*
------------------------   Trustee                   April 29, 2004
    C. James Prieur

/s/ James M. A. Anderson
------------------------   Chief Executive Officer   April 29, 2004
                           and Trustee
    James M. A. Anderson

/s/ James F. Alban
------------------------   Chief Financial Officer   April 29, 2004
    James F. Alban

/s/ Graham E. Jones*
------------------------   Trustee                   April 29, 2004
    Graham E. Jones

/s/ Anthony C. Paddock*
------------------------   Trustee                   April 29, 2004
    Anthony C. Paddock

/s/ William N. Searcy*
------------------------   Trustee                   April 29, 2004
    William N. Searcy



*By: /s/ James M.A. Anderson
     ---------------------------------
       James M. A. Anderson
       Power of Attorney

                                  Exhibit Index

Exhibit                  Exhibit
Number


(a)(3) Amendment to the Agreement and Declaration of Trust

(h)(4) Form of Amendment to Expense Limitation Agreement


(j)    Consent of Certified Public Accountants